                                                       Registration No. 33-74184
                                                                        811-8304

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 16

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                         Post-Effective Amendment No. 4

                          INHEIRITAGE SEPARATE ACCOUNT
               OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                           (Exact Name of Registrant)

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                               (Name of Depositor)

                               440 Lincoln Street
                               Worcester MA 01653
                            Telephone: (508) 855-1000
               (Address of Depositor's Principal Executive Office)

                          Charles F. Cronin, Secretary
                First Allmerica Financial Life Insurance Company
                               440 Lincoln Street
                               Worcester, MA 01653
               (Name and Address of Agent for Service of Process)

             It is proposed that this filing will become effective:

             / / immediately upon filing pursuant to paragraph (b) of Rule 485 /X/ on April 29, 2005 pursuant to paragraph (b) of Rule 485
             / / 60 days after filing pursuant to paragraph (a) (1) of Rule 485 / / on (date) pursuant to paragraph (a) (1) of Rule 485
             / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                         FLEXIBLE PREMIUM VARIABLE LIFE

Pursuant to Reg. Section 270.24f-2 of the Investment Company Act of 1940 ("1940 Act"), Registrant hereby declares that an indefinite amount of its securities is being registered under the Securities Act of 1933 ("1933 Act"). The Rule 24f-2 Notice for the issuer's fiscal year ended December 31, 2004 was filed on or before March 30, 2005.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                            WORCESTER, MASSACHUSETTS

This Prospectus provides important information about Allmerica Variable Inheiritage, an individual joint survivorship flexible premium variable life insurance issued by First Allmerica Financial Life Insurance Company in New York and Hawaii and by Allmerica Financial Life Insurance and Annuity Company in all other jurisdictions. Life insurance coverage is provided for two Insureds, with Death Proceeds payable at death of the last surviving Insured. Applicants must be Age 80 or under with respect to the younger Insured, and Age 85 or under with respect to the older Insured.

The policies are funded through the Inheiritage Account of Allmerica Financial and the Inheiritage Account of First Allmerica, each a separate investment account referred to collectively as the Separate Account, and a fixed-interest account of each Company that is referred to collectively as the General Account. The Separate Account is subdivided into Sub-Accounts. Each Sub-Account invests exclusively in shares of one of the following Underlying Funds:


ALLMERICA INVESTMENT TRUST (SERVICE SHARES)             DELAWARE VIP TRUST
AIT Core Equity Fund                                    Delaware VIP International Value Equity Series
AIT Equity Index Fund
AIT Government Bond Fund                                FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS
AIT Money Market Fund                                   Fidelity VIP Asset Manager Portfolio
AIT Select Capital Appreciation Fund                    Fidelity VIP Equity-Income Portfolio
AIT Select Growth Fund                                  Fidelity VIP Growth Portfolio
AIT Select International Equity Fund                    Fidelity VIP High Income Portfolio
AIT Select Investment Grade Income Fund                 Fidelity VIP Overseas Portfolio
AIT Select Value Opportunity Fund
                                                        FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
AIM VARIABLE INSURANCE FUNDS (SERIES I SHARES)          (CLASS 2)
AIM V.I. Health Sciences Fund                           FT VIP Franklin Large Cap Growth Securities Fund
                                                        FT VIP Franklin Small-Mid Cap Growth Securities Fund
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
(CLASS B)                                               JANUS ASPEN SERIES (SERVICE SHARES)
AllianceBernstein Large Cap Growth Portfolio            Janus Aspen Large Cap Growth Portfolio

                                                        T. ROWE PRICE INTERNATIONAL SERIES, INC.
                                                        T. Rowe Price International Stock Portfolio



A STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 29, 2005 CONTAINING MORE INFORMATION ABOUT THE POLICY IS ON FILE WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. A COPY MAY BE OBTAINED FREE OF CHARGE BY CALLING 1-800-533-7881. THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION CAN ALSO BE OBTAINED FROM THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE (http://www.sec.gov).


THE POLICIES ARE NOT SUITABLE FOR SHORT-TERM INVESTMENT. VARIABLE LIFE POLICIES INVOLVE RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL. IT MAY NOT BE ADVANTAGEOUS TO REPLACE EXISTING INSURANCE WITH THE POLICY. THIS LIFE POLICY IS NOT: A BANK DEPOSIT OR OBLIGATION; OR FEDERALLY INSURED; OR ENDORSED BY ANY BANK OR GOVERNMENTAL AGENCY.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THE INFORMATION IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PLEASE READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE.


                              DATED APRIL 29, 2005

                                TABLE OF CONTENTS


SUMMARY OF RISKS AND BENEFITS                                                             4
   WHAT ARE THE POLICY'S RISKS?                                                           4
                                                                                          5
SUMMARY OF RISKS AND BENEFITS: FEE TABLES                                                 6
   TRANSACTION FEES                                                                       6
   PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES                                    7
   ANNUAL FUND OPERATING EXPENSES                                                        11

THE COMPANY, THE SEPARATE ACCOUNT AND THE FUNDS                                          12
   WHO IS THE COMPANY?                                                                   12
   WHAT IS THE SEPARATE ACCOUNT?                                                         12
   WHAT ARE THE FUNDS?                                                                   12

THE POLICY                                                                               16
   HOW DO I COMMUNICATE WITH THE COMPANY?                                                16
   HOW DO I APPLY FOR A POLICY?                                                          17
   CAN I EXAMINE AND CANCEL THE POLICY OR AN INCREASE IN FACE AMOUNT?                    17
   IS THERE A PAID-UP INSURANCE OPTION?                                                  18
   DOES THE COMPANY SUPPORT INCENTIVE FUNDING DISCOUNTING?                               19
   HOW DO I MAKE PAYMENTS?                                                               19
   HOW DO I ALLOCATE MY NET PAYMENTS?                                                    20
   CAN I MAKE TRANSFERS?                                                                 20
   IS THE TRANSFER PRIVILEGE SUBJECT TO ANY LIMITATIONS?                                 21
   ARE THERE RESTRICTIONS ON DISRUPTIVE TRADING?                                         21
   IS THERE A DOLLAR-COST AVERAGING OPTION OR AUTOMATIC REBALANCING OPTION?              23
   CAN I MAKE FUTURE CHANGES UNDER MY POLICY?                                            23
   HOW DO I CHANGE THE FACE AMOUNT OF MY POLICY?                                         23
   CAN I CONVERT MY POLICY INTO A FIXED POLICY?                                          25
   CAN I MAKE POLICY LOANS?                                                              25
   CAN I SURRENDER THE POLICY?                                                           26
   CAN I MAKE PARTIAL WITHDRAWALS?                                                       27
   WHAT IS THE POLICY VALUE?                                                             27

THE DEATH BENEFIT                                                                        30
   WHAT ARE THE SUM INSURED OPTIONS?                                                     30
   CAN I CHANGE THE SUM INSURED OPTION?                                                  32
   IS A GUARANTEED DEATH BENEFIT AVAILABLE?                                              33
   WHAT ARE THE DEATH PROCEEDS PAYMENT OPTIONS?                                          34

TERMINATION AND REINSTATEMENT                                                            37
   WHAT ARE THE TERMINATION PROVISIONS OF THE POLICY?                                    37
   WHAT ARE THE REINSTATEMENT PROVISIONS OF THE POLICY?                                  37

CHARGES AND DEDUCTIONS                                                                   39
   WHAT CHARGES ARE DEDUCTED FROM PAYMENTS?                                              39
   WHAT IS THE MONTHLY DEDUCTION?                                                        39
   WHAT CHARGES ARE MADE AGAINST OR REFLECTED IN THE ASSETS OF THE SEPARATE ACCOUNT?     41
   HOW IS THE SURRENDER CHARGE CALCULATED?                                               42

   WHAT CHARGES APPLY TO A PARTIAL WITHDRAWAL?                                           44
   WHAT ARE THE TRANSFER CHARGES?                                                        45
   WHAT IS THE CHARGE FOR AN INCREASE IN THE FACE AMOUNT?                                45
   ARE THERE ANY OTHER ADMINISTRATIVE CHARGES?                                           45
   DOES THE COMPANY WAIVE CHARGES FOR ANY CLASSES OF POLICYOWNERS?                       45

FEDERAL TAX CONSIDERATIONS                                                               46
   HOW ARE THE COMPANY AND THE SEPARATE ACCOUNT TAXED?                                   46
   HOW ARE THE POLICIES TAXED?                                                           46
   HOW ARE POLICY LOANS TAXED?                                                           47
   WHAT ARE ESTATE AND GENERATION-SKIPPING TAXES                                         48
   WHAT ARE MODIFIED ENDOWMENT POLICIES AND HOW ARE THEY TAXED?                          48
   WHAT ARE THE DIVERSIFICATION REQUIREMENTS FOR THE SEPARATE ACCOUNT?                   49
   CAN I BE CONSIDERED THE OWNER OF THE SEPARATE ACCOUNT ASSETS FOR TAX PURPOSES?        49

OTHER INFORMATION                                                                        50
   ARE THERE OTHER IMPORTANT POLICY PROVISIONS?                                          50
   CAN THE COMPANY DELAY PAYMENTS TO ME?                                                 51
   DO I HAVE ANY VOTING RIGHTS?                                                          51
   WHAT REPORTS WILL I RECEIVE CONCERNING MY POLICY?                                     52
   ARE THERE ANY PENDING LEGAL PROCEEDINGS INVOLVING THE SEPARATE ACCOUNT?               52
   MAY THE COMPANY ADD, DELETE OR SUBSTITUTE FUNDS?                                      53
   WHAT IS MIXED AND SHARED FUNDING?                                                     53
   WHERE CAN I FIND THE FINANCIAL STATEMENTS OF THE COMPANY AND THE VARIABLE ACCOUNT?    53

THE GENERAL ACCOUNT                                                                      54

GLOSSARY OF SPECIAL TERMS                                                                55

                          SUMMARY OF RISKS AND BENEFITS

This Summary is intended to provide only a very brief overview of the more significant aspects of the Policy. The remainder of this Prospectus offers a more complete presentation of the topics presented here, and will help you better understand the product. However, the Policy, together with its attached application, constitutes the entire agreement between you and the Company.

The Policy is a life insurance contract with death benefits, Policy Value, and other features traditionally associated with life insurance. The Policy is a "joint survivorship" Policy because Death Proceeds are payable, not on the death of the first Insured to die, but on the death of the last surviving Insured. The Policy is "variable" because the Policy Value will increase or decrease depending on the investment experience of the Sub-Accounts of the Separate Account. Under some circumstances, the death benefit may vary with the investment experience of the Sub-Accounts.

Unlike traditional insurance policies, the Policy has no fixed schedule for payments. Within limits, you may make payments of any amount and frequency. While you may establish a schedule of payments ("planned payments"), the Policy will not necessarily lapse if you fail to make planned payments, and making planned payments will not guarantee that the Policy will remain in force.

WHAT ARE THE POLICY'S BENEFITS?

While the Policy is in force, it will provide:

     -    Life insurance coverage on the named Insureds

     -    Policy Value

     -    Surrender rights and partial withdrawal rights

     -    Loan privileges

Other benefits previously available through the policy included:

     - WAIVER OF PREMIUM RIDER - This Rider provides that, during periods of total disability, continuing more than four months, the Company will add to the Policy Value each month an amount selected by you or the amount needed to pay the Policy charges, whichever is greater. This value will be used to keep the Policy in force. This benefit is subject to the Company's maximum issue benefits. Its cost will change yearly.

     - SPLIT OPTION RIDER/EXCHANGE OPTION RIDER - This Rider, AVAILABLE ONLY AT DATE OF ISSUE, permits you to split the Policy into two life insurance policies, one covering each Insured singly, subject to Company guidelines.

     - OTHER INSURED RIDER - This Rider provides a term insurance benefit for up to five Insureds. At present this benefit is only available for the spouse and minor children of either primary Insured. The Rider includes a feature that allows you to convert the "Other Insured" coverage to any permanent life insurance policy acceptable to the Company.

     - FOUR-YEAR TERM RIDER - This Rider provides a term insurance benefit during the first four Policy years, payable upon the death of the last surviving Insured during the coverage period.

     - GUARANTEED DEATH BENEFIT RIDER - This Rider, WHICH IS AVAILABLE ONLY AT DATE OF ISSUE, (a) guarantees that the Policy will not lapse, regardless of the performance of the Separate Account, and (b) provides a guaranteed net death benefit.

Certain riders may not be available in all states.

WHAT ARE THE POLICY'S RISKS?

There are certain risks associated with the Policy:

     - There is no guaranteed minimum Policy Value. The value of a Policy will vary up or down to reflect the investment experience of allocations to the Sub-Accounts and the fixed rates of interest earned by allocations to the General Account. The Policy Value will also be adjusted for other factors, including the amount of charges imposed. The Policy will terminate if Policy Value is insufficient to cover certain monthly charges plus loan interest accrued, or if Outstanding Loans exceed the Policy Value less surrender charges. The Policies are unsuitable as short-term savings vehicles.

     - The Policy Value may decrease to the point where the Policy will lapse and provide no further death benefit without additional premium payments, unless the optional Guaranteed Death Benefit is in effect. The Guaranteed Death Benefit may not be available in all states.

     - Taking a loan from your Policy may increase the risk that your Policy will lapse, will have a permanent effect on your Policy Value, and will reduce the Death Benefit. In addition, if your Policy is a modified endowment contract for tax purposes, taking a Policy loan may have tax consequences.

     - Surrender of the Policy may be subject to a substantial surrender charge. Partial Withdrawals may be subject to surrender charges and a Partial Withdrawal Charge.

     - A Policy may be considered a "modified endowment contract" if total payments during the first seven Policy years (or within seven years of a material change in the Policy) exceed the total net level payments payable, if the Policy had provided paid-up future benefits after seven level annual payments. If the Policy is considered a modified endowment contract, all distributions (including Policy loans, partial withdrawals, surrenders and assignments) will be taxed on an "income-first" basis. In addition, a 10% additional penalty tax may be imposed on that part of a distribution that is includible in income.

     - Each Fund is subject to investment risks and other risks. We do not promise that the Funds will meet their investment objectives. Amounts that you have allocated to Sub-Accounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Funds in which those Sub-Accounts invest. Your bear the investment risk that those Funds possibly will not meet their investment objectives. A description of each Fund's investment policies and a comprehensive discussion of the risks of each Fund may by found in the Fund's prospectus.

                    SUMMARY OF RISKS AND BENEFITS: FEE TABLES

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE POLICY. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE POLICY, SURRENDER THE POLICY, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

                                TRANSACTION FEES

                                                       WHEN CHARGE IS
                    CHARGE                               DEDUCTED                       AMOUNT DEDUCTED
---------------------------------------------------------------------------------------------------------------
PREMIUM EXPENSE CHARGE                           When a  premium payment     1.00% of each premium payment
                                                 is made

PREMIUM TAXES                                    When a  premium payment     0.75% to 5% of each premium paid
                                                 is made                         (Varies by State)

DEFERRED ACQUISITION COSTS                       When a  premium payment     1.00% of each premium payment
("DAC TAX" CHARGE)                               is made

SURRENDER CHARGE - DEFERRED ADMINISTRATIVE       Upon Surrender or a         $8.50 per thousand dollars of the
CHARGE(1)                                        Decrease in Face Amount     initial Face Amount or of an
                                                 for up to 15 years from     increase in Face Amount.
                                                 Date of Issue of the
                                                 Policy or from the date
                                                 of increase in Face
                                                 Amount, respectively

SURRENDER CHARGE - DEFERRED  SALES CHARGE(1)     Upon Surrender or a         Per $1000 of Face Amount, the
Minimum and Maximum Charge                       Decrease in Face Amount     minimum charge is $5.00 and the
                                                 for up to 15 years from     maximum charge is $35.00
                                                 Date of Issue of the
                                                 Policy or from the date
                                                 of increase in Face
                                                 Amount, respectively

Charge for a representative Policy owner                                     Per $1000 of Face Amount, the rate
                                                                             is $15.00 (for a Male, Age 45).

PARTIAL WITHDRAWAL CHARGE(2)                     Upon Partial Withdrawals    5% of any withdrawals in excess of
                                                 in excess of the Free 10%   the Free 10% Withdrawal amount.
                                                 Withdrawal Amount

PARTIAL WITHDRAWAL TRANSACTION FEE               Upon any Partial            2% of the amount withdrawn, not to
                                                 Withdrawal                  exceed $25

INCREASE IN FACE AMOUNT                          Upon increasing the Face    $40 administrative fee
                                                 Amount of the Policy

TRANSFER CHARGES                                 Upon the 13th transfer      Currently $10 per transfer,
                                                 and each subsequent         guaranteed not to exceed $25 per
                                                 transfers in a Policy       transfer.
                                                 Year.

SPLIT OPTION RIDER/EXCHANGE OPTION RIDER         Upon adding the rider to    $20.00 (one-time fee)
                                                 the contract

GUARANTEED DEATH BENEFIT RIDER                   Upon adding the rider       $25 (one-time fee)
                                                 (available only at issue)

PAID-UP INSURANCE OPTION                         N/A                         None

CHANGING NET PAYMENT ALLOCATION                  Upon changing allocations   Currently there is no charge. Any
                                                 of Net Payments             future charge is guaranteed not to
                                                                             exceed $25.

CHANGING MONTHLY DEDUCTION ALLOCATION            Upon changing allocation    Currently there is no charge. Any
                                                 of the Monthly Deduction    future charge is guaranteed not to
                                                                             exceed $25.

PROVIDING A PROJECTION OF VALUES(3)              Upon requesting a           Currently there is no charge. Any
                                                 projection of values        future charge is guaranteed not to
                                                                             exceed $25.

(1) SURRENDER CHARGES - At any time that the Policy is in effect, a Policyowner may elect to surrender the Policy and receive its Surrender Value. The maximum surrender charge calculated upon issuance of the Policy is equal to the sum of
(a) plus (b) where (a) is a deferred administrative charge equal to $8.50 per thousand dollars of the initial Face Amount, and (b) is a deferred sales charge of 48% of premiums received up to a maximum number of Guideline Annual Premiums subject to the deferred sales charge that varies by average issue Age from 1.95 (for average issue Ages 5 through 75) to 1.31 (for average issue Age 82). The surrender charge is based on the table of rates per $1,000 of Face Amount using the younger Insureds age. In accordance with limitations under state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per $1,000 of initial Face Amount. The surrender charge is based on a table or rates per thousand using younger insureds age. This charge varies by face amount, issue age and policy month. The charge is level for the first forty months, reduces 1/2% of the initial amount each month for the next eighty months and then reduces by 1% of the initial amount each month reaching 0 at the end of 15 years.

The surrender charges shown in the table may not be representative of the charge you would pay. For more information about the surrender charges that would apply to your Policy, please contact us at the address or telephone number shown on the front cover of this Prospectus or contact your financial representative.

(2) PARTIAL WITHDRAWALS - The Company will reduce the amount of the Policy's outstanding Surrender Charge by the amount of the Partial Withdrawal Charge. If no Surrender Charges apply to the Policy at the time of a withdrawal, no partial withdrawal charge will apply to that withdrawal.

(3) PROVIDING A PROJECTION OF VALUES - You may request a free personalized illustration of death benefits, cash surrender values and cash values once annually. The Company may in its discretion provide additional personalized illustrations upon request. We currently do not charge for personal illustrations, but we reserve the right to charge a fee, not to exceed $25, if you request more than one illustration annually.

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY, NOT INCLUDING THE FUND FEES AND EXPENSES. THE SEPARATE ACCOUNT MORTALITY AND EXPENSE RISK FEES AND THE SEPARATE ACCOUNT ADMINISTRATIVE CHARGE ARE DEDUCTED FROM THE SEPARATE ACCOUNT ON A DAILY BASIS. ALL OF THE OTHER FEES ARE CALCULATED MONTHLY AND DEDUCTED FROM YOUR POLICY VALUE AS PART OF THE MONTHLY DEDUCTION.

               PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

                                                       WHEN CHARGE IS
                    CHARGE                               DEDUCTED                       AMOUNT DEDUCTED
---------------------------------------------------------------------------------------------------------------
COST OF INSURANCE(1)
    Minimum and Maximum charge                            Monthly            Per $1,000 of original Face
                                                                             Amount, the minimum is $0.02 and
                                                                             the maximum is $83.33

    Charge for a representative Policy owner              Monthly            Per $1,000 of original Face
                                                                             Amount: a representative charge is
                                                                             $0.25 (for a Male Standard Non-
                                                                             Smoker Age 45)

MONTHLY ADMINISTRATIVE FEE                                Monthly            $6.00

MORTALITY AND EXPENSE RISK FEES                            Daily             Annual rate of 0.90% (guaranteed
                                                                             not to exceed 0.90%)

SEPARATE ACCOUNT ADMINISTRATIVE CHARGE               Daily for the first     Annual rate of 0.25% (guaranteed
                                                     fifteen Policy years    not to exceed 0.25%)

MONTHLY CHARGES FOR OPTIONAL BENEFITS*                     Monthly           Varies depending upon the optional
                                                                             benefits selected, and by the
                                                                             individual characteristics of the
                                                                             Insureds

OTHER INSURED RIDER
    Minimum and Maximum charge                             Monthly           Per $1,000 of original Face
                                                                             Amount: the minimum charge is
                                                                             $0.08 and the maximum charge is
                                                                             $29.94

    Charge for a representative Policy owner               Monthly           Per $1,000 of original Face
                                                                             Amount: a representative charge is
                                                                             $0.28 (for a Male Standard Non-
                                                                             Smoker, Age 45)

FOUR YEAR TERM RIDER
    Minimum and Maximum charge                             Monthly           Per $1,000 of original Face
                                                                             Amount: the minimum charge is
                                                                             $0.42 and the maximum charge is
                                                                             $26.43

    Charge for a representative Policy owner               Monthly           Per $1,000 of original Face
                                                                             Amount: a representative charge is
                                                                             $1.95. (for a Male, Age 45)

(1) COST OF INSURANCE - Charges vary based on individual characteristics such as the age, Policy year, underwriting class, Face Amount and sex of the Insureds. We determine the current cost of insurance rates, but we guarantee that we will never charge you a higher cost of insurance rate that the guaranteed rate shown in your Policy. We calculate a separate cost of insurance rate for any increase in the Face Amount based on the Insureds' circumstances at the time of the increase.

The charges shown in the table may not be representative of the charge that a particular Policy owner will pay. You may obtain more information about the particular charges that apply to you by contacting us at the address or telephone number shown on the back cover of this Prospectus or contact your agent.

(2) MONTHLY CHARGES FOR OPTIONAL BENEFITS - The charges for these benefits vary depending upon the optional benefits selected, and by the individual characteristics of the Insureds. The charges shown in the table may not be representative of the charge that a particular Policy owner will pay. You may obtain more information about the particular charges that apply to you by contacting us at the address or telephone number shown on the back cover of this Prospectus or contact your agent

OTHER INSURED RIDER - Considering all possible combinations of sexes, issue ages and underwriting classes of the Insureds, per $1,000 of original Face Amount: the minimum monthly charge is $0.08 (for a Female Non-Smoker, Age 18) and the maximum monthly charge is $29.94 (for a Male Smoker, Age 94).

FOUR YEAR TERM RIDER - Considering all possible combinations of sexes, issue ages and underwriting classes of the Insureds, per $1,000 of original Face
Amount: the minimum is $0.42 and the maximum is $26.43.

THE NEXT ITEM SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSED CHARGED BY THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

                         ANNUAL FUND OPERATING EXPENSES


      TOTAL ANNUAL FUND OPERATING EXPENSES                MINIMUM                         MAXIMUM
      ------------------------------------                -------                         -------
Expenses that are deducted from Fund assets,     Annual charge of 0.52%(1)      Annual charge of 1.22%(1)
including management fees, distribution and/     of average daily net           of average daily net assets
or service (12b-1) fees and other expenses.      assets



(1) Each Fund has adopted a Plan of Distribution and Service under Rule 12b-1 of the Investment Company Act of 1940 ("12b-1 Plan") that permits the Funds to pay fees to support the distribution of the Fund's shares and certain maintenance services and other services for investment accounts. The 12b-1 Plan authorizes payment of a distribution and service fee at an annual rate of up to 0.25 percent of a Fund's average daily net assets. The 12b-1 Plan had been implemented for each fund at an initial annual rate of 0.15 percent of average daily net assets.

     Through December 31, 2005, Allmerica Financial Investment Management Services, Inc. (the "Manager") has agreed to a voluntary expense limitation of 1.35% of average daily net assets for the Select Capital Appreciation Fund, 1.25% for the Select Value Opportunity Fund, 1.50% for the Select International Equity Fund, 1.20%, each, for the Select Growth Fund and the Core Equity Fund, 1.00%, each, for the Select Investment Grade Income Fund and the Government Bond Fund, and 0.60%, each, for the Equity Index Fund and the Money Market Fund. The total operating expenses of these Funds of the Trust were less than their respective expense limitations throughout 2004.

     The declaration of a voluntary management fee or expense limitation in any year does not bind the Manager to declare future expense limitations with respect to these Funds. The limitations may be terminated at any time.

     These Funds have entered into agreements with brokers whereby brokers rebate a portion of commissions. Had these amounts been treated as reductions of expenses, the total annual fund operating expense ratios would have been 1.14% for the Select Capital Appreciation Fund, 1.04% for the Select Value Opportunity Fund, 1.21% for the Select International Equity Fund, 1.00% (including the management fee waiver) for the Select Growth Fund, 0.79% for the Core Equity Fund, and 0.50% for the Equity Index Fund.

The table above shows the minimum and maximum expenses of the Funds during 2004. The levels of fees and expenses vary amount the Underlying Funds, and may vary from year to year. The Underlying Fund information is based on information provided by the Underlying Portfolio and is not independently verified by the Company.

                 THE COMPANY, THE SEPARATE ACCOUNT AND THE FUNDS

WHO IS THE COMPANY?

Unless otherwise specified, any reference to the "Company" refers exclusively to First Allmerica Financial Life Insurance Company ("First Allmerica") for Policies issued in Hawaii and New York, and exclusively to Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial") for Policies issued in all other jurisdictions.


First Allmerica, originally organized under the laws of Massachusetts in 1844, is among the five oldest life insurance companies in America. Allmerica Financial is a life insurance company organized under the laws of Delaware in July 1974. Prior to December 31, 2002, Allmerica Financial was a direct subsidiary of First Allmerica, which in turn was a direct subsidiary of Allmerica Financial Corporation ("AFC"). Effective December 31, 2002, Allmerica Financial became a Massachusetts domiciled insurance company and a direct subsidiary of AFC, and First Allmerica became a direct subsidiary of Allmerica Financial. As of December 31, 2004, Allmerica Financial and its subsidiaries had over $17.1 billion in combined assets and over $23.5 billion of life insurance in force, and First Allmerica had over $4.2 billion in assets and over $5.2 billion of life insurance in force. The principal office of the companies is located at 440 Lincoln Street, Worcester, Massachusetts 01653, telephone 508-855-1000 ("Principal Office").


Allmerica Financial and First Allmerica are subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, the are subject to the insurance laws and regulations of other states and jurisdictions in which they are licensed to operate.

WHAT IS THE SEPARATE ACCOUNT?

In this prospectus, "Separate Account" collectively refers to the Inheiritage Account of Allmerica Financial and the Inheiritage Account of First Allmerica. The Separate Account is a separate investment account compromised of sub-accounts. Each sub-account invests in a corresponding investment portfolio ("Fund") of a management investment company. The assets used to fund the variable portion of the Policy are set aside in the Separate Account, and are kept separate from the general assets of the Company. Under Massachusetts law, assets equal to the reserves and other liabilities of the Separate Account may not be charged with any liabilities arising out of any other business of the Company. Each Sub-Account is administered and accounted for as part of the general business of the Company, but the income, capital gains, or capital losses of each Sub-Account are allocated to such Sub-Account, without regard to other income, capital gains or capital losses of the Company, or the other Sub-Accounts. The Company is obligated to pay all amounts promised under the Policies.

The Company reserves the right, subject to compliance with applicable law, to change the names of the Separate Account and the sub-accounts. The Company may also offer other variable life insurance policies investing in the Separate Account, which are not discussed in this Prospectus. In addition the Separate Account may invest in other underlying funds that are not available to the Policies described in this prospectus.

WHAT ARE THE FUNDS?

Each sub-account invests in a corresponding investment portfolio ("Fund") of an open-end management investment company. The Funds available through this policy are NOT publicly traded. They are only available as variable investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans. The investment advisers of the Funds may manage publicly traded mutual funds with similar names and objectives. However, the Funds are NOT directly related to any publicly traded mutual fund. Consequently, the investment performance of the Funds and any similarly named publicly traded mutual fund may differ substantially.

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A summary of investment objectives of each of the Funds is set forth below.
Certain Funds have similar investment objectives and/or policies. Therefore, to choose the Sub-Accounts which best meet your needs and objectives, carefully read the prospectuses of the Funds, along with this Prospectus. There can be no assurance that the investment objectives of the Funds can be achieved. Sub-Account values will fluctuate; even a Sub-Account investing in a money market fund may have negative returns, particularly if fees and charges are deducted from the Sub-Account. In some states, insurance regulations may restrict the availability of particular Funds.

MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE FUNDS AND OTHER RELEVANT INFORMATION REGARDING THE FUNDS MAY BE FOUND IN THEIR RESPECTIVE PROSPECTUSES, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

ALLMERICA INVESTMENT TRUST (SERVICE SHARES)
ADVISER:  ALLMERICA FINANCIAL INVESTMENT MANAGEMENT SERVICES, INC.

AIT CORE EQUITY FUND -- seeks to achieve long-term growth of capital through investments primarily in common stocks and securities convertible into common stocks that are believed to represent significant underlying value in relation to current market prices. Realization of current investment income, if any, is incidental to this objective. The sub-advisers are UBS Global Asset Management (Americas), Inc. and Goldman Sachs Asset Management, L.P.


AIT EQUITY INDEX FUND -- seeks to achieve investment results that correspond to the aggregate price and yield performance of a representative selection of common stocks that are publicly traded in the United States. The sub-adviser is Opus Investment Management, Inc.

AIT GOVERNMENT BOND FUND -- seeks high income, preservation of capital and maintenance of liquidity, primarily through investments in debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government securities") and in related options, futures and repurchase agreements. Under normal conditions, at least 80% of the Fund's net assets (plus any borrowings for investment purposes) will be invested in U.S. Government securities. The sub-adviser is Opus Investment Management, Inc.


AIT MONEY MARKET FUND -- seeks to obtain maximum current income consistent with the preservation of capital and liquidity. The sub-adviser is Opus Investment Management, Inc.

AIT SELECT CAPITAL APPRECIATION FUND -- seeks long-term growth of capital. Realization of income is not a significant investment consideration, and any income realized on the Fund's investments will be incidental to its primary objective. The sub-adviser is T. Rowe Price Associates, Inc.


AIT SELECT GROWTH FUND -- seeks to achieve long-term growth of capital by investing in a diversified portfolio consisting primarily of common stocks selected on the basis of their long-term growth potential. The sub-advisers are GE Asset Management Incorporated and Jennison Associates LLC.

AIT SELECT INTERNATIONAL EQUITY FUND -- seeks maximum long-term total return (capital appreciation and income) primarily by investing in common stocks of established non-U.S. companies. The sub-advisers are Grantham, Mayo, Van Otterloo & Co. LLC and J.P. Morgan Investment Management Inc.


AIT SELECT INVESTMENT GRADE INCOME FUND -- seeks as high a level of total return, which includes capital appreciation as well as income, as is consistent with prudent investment management. The sub-adviser is Opus Investment Management, Inc.

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AIT SELECT VALUE OPPORTUNITY FUND -- seeks long-term growth of capital by investing primarily in a diversified portfolio of common stocks of small and mid-size companies, whose securities at the time of purchase are considered by the sub-adviser to be undervalued. The sub-adviser is Cramer Rosenthal McGlynn, LLC.

AIM VARIABLE INSURANCE FUNDS (SERIES I SHARES)
ADVISER: A I M ADVISORS, INC.


AIM V.I. HEALTH SCIENCES FUND -- seeks capital growth. The Fund normally invests at least 80% of its net assets in equity securities and equity-related instruments of companies that develop, produce, or distribute products or services related to health care. This Fund was formerly known as INVESCO VIF - Health Sciences Fund.


ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. (CLASS B)
ADVISER: ALLIANCE CAPITAL MANAGEMENT L.P.


ALLIANCEBERNSTEIN LARGE CAP GROWTH PORTFOLIO -- seeks to achieve long-term growth of capital by investing principally in equity securities of a limited number of large, carefully selected, high-quality U.S. companies. This Portfolio was formerly known as AllianceBernstein Premier Growth Portfolio.


DELAWARE VIP TRUST

ADVISER: DELAWARE MANAGEMENT COMPANY

DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES -- seeks long-term growth without undue risk to principal. We invest primarily in equity securities, including common stocks, which provide the potential for capital appreciation and income. Our strategy would commonly be described as a value strategy. The sub-adviser is Mondrian Investment Partners Ltd.


FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS
ADVISER: FIDELITY MANAGEMENT & RESEARCH COMPANY

FIDELITY VIP ASSET MANAGER PORTFOLIO -- seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds and short-term instruments. The sub-advisers are FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity Investments Money Management, Inc. and Fidelity Investments Japan Limited.


FIDELITY VIP EQUITY-INCOME PORTFOLIO -- seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield of securities comprising the Standard & Poor's 500(SM) (S&P 500(R)). The sub-adviser is FMR Co., Inc.


FIDELITY VIP GROWTH PORTFOLIO -- seeks to achieve capital appreciation. The sub-adviser is FMR Co., Inc.

FIDELITY VIP HIGH INCOME PORTFOLIO -- seeks high level of current income while also considering growth of capital. The sub-advisers are FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited.

FIDELITY VIP OVERSEAS PORTFOLIO -- seeks long-term growth of capital. The sub-advisers are FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited and Fidelity Investments Japan Limited.

                                       14
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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 2)
ADVISER: FRANKLIN ADVISERS, INC.

FT VIP FRANKLIN LARGE CAP GROWTH SECURITIES FUND -- seeks capital appreciation. The Fund normally invests at least 80% of its net assets in investments of large capitalization companies, primarily to predominantly equity securities. For this Fund, large-capitalization companies are those with market capitalization values within those of the top 50% of companies in the Russell 1000 Index, at the time of purchase.

FT VIP FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND -- seeks long-term capital appreciation. The Fund normally invests at least 80% of its net assets in investments of large capitalization companies, predominantly equity securities. For this Fund, large-cap companies are those that are similar in size to those in the Russell 2000(R) Index at the time of purchase. This Fund was formerly known as FT VIP Franklin Small Cap Fund.


JANUS ASPEN SERIES (SERVICE SHARES)
ADVISER: JANUS CAPITAL


JANUS ASPEN LARGE CAP GROWTH PORTFOLIO -- seeks long-term growth of capital in a manner consistent with the preservation of capital. This Portfolio was formerly known as Janus Aspen Growth Portfolio.


T. ROWE PRICE INTERNATIONAL SERIES, INC.
ADVISER: T. ROWE PRICE INTERNATIONAL, INC.

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO -- seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies. The sub-adviser is T. Rowe Price Associates, Inc.

                                      * * *

If there is a material change in the investment policy of a fund, we will notify you of the change. If you have Policy Value allocated to that fund, you may without charge reallocate the Policy Value to another fund or to the Fixed Account. We must receive your written request within 60 days of the LATEST of the:

     -    Effective date of the change in the investment policy OR

     -    Receipt of the notice of your right to transfer.

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                                   THE POLICY

As of the date of this Prospectus, the Company has effectively ceased issuing new Policies, except in connection with certain pre-existing contractual plans and programs. This Prospectus provides only a very brief overview of the more significant aspects of the Policy and of the Company's administrative procedures for the benefit of the Company's current Policyowners. The Policy together with its attached application constitutes the entire agreement between you and the Company.

HOW DO I COMMUNICATE WITH THE COMPANY?

You may contacting us at the address or telephone number shown on the back cover of this Prospectus or by contacting your agent.

EFFECTIVE DATE OF TRANSACTIONS
Once your Policy is in force, the effective date of payments, forms and requests you send is usually determined by the day and time we receive the item in good order at the mailing address that appears in this Prospectus. "Good order" means that we have received all information, letters, forms or other documents, completed to our satisfaction, which we believe are necessary to process the transaction. Premium payments, loan requests, transfer requests, loan payments or withdrawal or surrender requests that we receive in good order before the close of business (usually 4:00 p.m. Eastern time, or the close of the New York Stock Exchange, if earlier) on a business day will normally be effective as of the end of that day, unless the transaction is scheduled to occur on another business day. If we receive your payment or request after the close of business on a business day, your payment or request will be effective as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we'll process it as of the end of the next business day.

Other forms, notices and requests are normally effective on the day that we receive them in good order, unless the transaction is scheduled to occur on another business day. Assignments, change of owner and change of beneficiary forms are effective as of the day you sign the assignment or form, once we receive them in good order.


WRITTEN REQUESTS
Whenever this Prospectus refers to a communication as a "written request," it means in writing, in form and substance reasonably satisfactory to us, and received at the mailing address indicated on the front cover of this Prospectus. We will process the transaction when the written request is received in good order. For some transactions, including assignments, loans, withdrawals, and surrender of the Policy, we require you to use Company forms. You may obtain Company forms by calling 800-533-7881. You may also obtain a Company forms at our Company web site, http://www.allmerica.com/afs/account/forms.html.


TELEPHONE REQUESTS
You have the privilege to make telephone requests. The Company and our agents and affiliates will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, we may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others things, requiring some form of personal identification prior to acting upon instructions received by telephone. All transfer instructions by telephone are tape recorded.

We cannot guarantee that you will always be able to reach us to complete a telephone transaction. We reserve the right to modify or discontinue the privilege to make requests by telephone at any time without prior notice. Under these circumstances, you should submit your request in writing or other form acceptable to us.

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HOW DO I APPLY FOR A POLICY?

The Company is not currently issuing new Policies. The following is provided as general information concerning the Company's procedures for issuing policies.

CONDITIONAL INSURANCE AGREEMENT
It is possible to obtain life insurance protection during the underwriting process through a Conditional Insurance Agreement. If at the time of application you make a payment equal to at least one "Minimum Monthly Factor" for the Policy as applied for, the Company will provide fixed conditional insurance in the amount of insurance applied for up to a maximum of $500,000, subject to the terms of the Conditional Insurance Agreement, pending underwriting approval. This coverage generally will continue for a maximum of 90 days from the date of the application or the completion of a medical exam, should one be required. In no event will any insurance proceeds be paid under the Conditional Insurance Agreement if death is by suicide.

If the application is approved, the Policy will be issued as of the date the terms of the Conditional Insurance Agreement were met. If no Conditional Insurance Agreement is in effect because the prospective Policyowner does not wish to make any payment until the Policy is issued or has paid an initial premium that is not sufficient to place the Policy in force, upon delivery of the Policy the Company will require payment of sufficient premium to place the insurance in force.

PREMIUMS HELD IN THE GENERAL ACCOUNT PENDING UNDERWRITING APPROVAL
Pending completion of insurance underwriting and Policy issuance procedures, the initial premium will be held in the Company's General Account. If the application is approved and the Policy is issued and accepted by you, the initial premium held in the General Account will be credited with interest at a specified rate, beginning not later than the date of receipt of the premium at the Principal Office. IF THE POLICY IS NOT ISSUED, THE PREMIUMS WILL BE RETURNED TO YOU WITHOUT INTEREST.

CAN I EXAMINE AND CANCEL THE POLICY OR AN INCREASE IN FACE AMOUNT?

Yes. The Policy provides for an initial "Free-Look" period. You may cancel the Policy by mailing or delivering the Policy to the Principal Office or an agent of the Company on or before the latest of:

     -    45 days after the application for the Policy is signed, or
     - 10 days after you receive the Policy (or longer if required by state law), or
     - 10 days after the Company mails or personally delivers a Notice of Withdrawal Rights to you; or
     - 60 days after you receive the Policy, if the Policy was purchased in New York as a replacement for an existing policy.

When you return the Policy, the Company will mail a refund to you within seven days. The refund of any premium paid by check, however, may be delayed until the check has cleared your bank.

Where required by state law, the refund will equal the premiums paid. In all other states or if the Policy was issued in New York as a replacement, the refund will equal the sum of:

     (1) the difference between the premiums, including fees and charges paid, and any amounts allocated to the Separate Account, plus
     (2)  the value of the amounts allocated to the Separate Account, plus
     (3) any fees or charges imposed on the amounts allocated to the Separate Account.

The amount refunded in (1) above includes any premiums allocated to the General Account.

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FREE LOOK WITH FACE AMOUNT INCREASES
After an increase in the Face Amount, the Company will mail or personally deliver a notice of a "Free Look" with respect to the increase. You will have the right to cancel the increase before the latest of:

     -    45 days after the application for the increase is signed, or
     - 10 days after you receive the new specifications pages issued for the increase (or longer if required by state law), or
     - 10 days after the Company mails or delivers a Notice of Withdrawal Rights to you.

Upon canceling the increase, you will receive a credit to your Policy Value of charges which would not have been deducted but for the increase. The amount to be credited will be refunded if you so request. The Company also will waive any surrender charge calculated for the increase.

IS THERE A PAID-UP INSURANCE OPTION?

Upon Written Request, the Policyowner may exercise a paid-up insurance option. Paid-up life insurance is fixed insurance, usually having a reduced Face Amount, for the lifetime of the insured with no further premiums due. If the Policyowner elects this option, certain Policyowner rights and benefits may be limited.

The paid-up fixed insurance will be in the amount, up to the Face Amount of the Policy, that the Surrender Value of the Policy can purchase for a net single premium at the Insureds' Ages and Premium Class on the date this option is elected. The Company will transfer any Policy Value in the Separate Account to the General Account on the date it receives the written request to elect the option. If the Surrender Value exceeds the net single premium necessary for the fixed insurance, the Company will pay the excess to the Policyowner. The net single premium is based on the Commissioners 1980 Standard Ordinary Mortality Tables, Smoker or Non-Smoker, Male, Female (or Table B for unisex policies) with increases in the tables for non-standard risks. Interest will not be less than 4.5%.

IF THE PAID-UP INSURANCE OPTION IS ELECTED, THE FOLLOWING POLICYOWNER RIGHTS AND BENEFITS WILL BE AFFECTED:

     - As described above, the paid-up insurance benefit is computed differently from the Net Death Benefit, and the death benefit options will not apply.

     - The Company will transfer the Policy Value in the Separate Account to the General Account on the date it receives the Written Request to elect the option. The Company will not allow transfers of Policy Value from the General Account back to the Separate Account.

     -    The Policyowner may not make further premium payments.

     - The Policyowner may not increase or decrease the Face Amount or make partial withdrawals. Riders will continue only with the Company's consent.

After electing paid-up fixed insurance, the Policyowner may surrender the Policy for its net cash value. The cash value is equal to the net single premium for paid-up insurance at the Insureds' Ages. The net cash value is the cash value less any outstanding loans.

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DOES THE COMPANY SUPPORT INCENTIVE FUNDING DISCOUNTING?

The Company will lower the cost of insurance charges by 5% during any Policy year for which you qualify for an incentive funding discount. To qualify, total premiums paid under the Policy, less any Debt, withdrawals and withdrawal charges, and transfers from other policies issued by the Company, must exceed 90% of the guideline level premiums (as defined in Section 7702 of the Code) accumulated from the Date of Issue to the date of qualification. The incentive funding discount is not available in all states.

The amount needed to qualify for the incentive funding discount is determined on the Date of Issue for the first Policy year and on each Policy anniversary for each subsequent Policy year. If the Company receives the proceeds from a policy issued by an unaffiliated company to be exchanged for the Policy, however, the qualification for the incentive funding discount for the first Policy year will be determined on the date the proceeds are received by the Company, and only insurance charges becoming due after the date such proceeds are received will be eligible for the incentive funding discount.

HOW DO I MAKE PAYMENTS?

Payments are payable to the Company, and may be mailed to the Principal Office or paid through one of the Company's authorized agents. All premium payments after the initial premium payment are credited to the Separate Account or the General Account as of date of receipt at the Principal Office. Payments received before the close of business (usually 4:00 p.m. Eastern time, or the close of the New York Stock Exchange, if earlier) on a business day will normally be credited to the Variable Account or the Fixed Account as of the end of that day. If we receive your payment after the close of business on a business day, your payment or request will be effective as of the end of the next business day.

PREMIUM FLEXIBILITY
Unlike conventional insurance policies, the Policy does not obligate you to pay premiums in accordance with a rigid and inflexible premium schedule. You may establish a schedule of planned premiums which will be billed by the Company at regular intervals. Failure to pay planned premiums will not itself cause the Policy to lapse. However, if the optional Guaranteed Death Benefit rider is in effect, certain minimum premium payment tests must be met.

You also may make unscheduled premium payments at any time prior to the Final Premium Payment Date or skip planned premium payments, subject to the maximum and minimum premium limitations described below.

You also may elect to pay premiums by means of a monthly automatic payment procedure. Under this procedure, amounts will be deducted each month from your checking account, generally on the Monthly Payment Date, from your checking account and applied as a premium under a Policy. The minimum payment permitted under this procedure is $50.

Premiums are not limited as to frequency and number. No premium payment may be less than $100, however, without the Company's consent. Moreover, premium payments must be sufficient to provide a positive Surrender Value at the end of each Policy month, or the Policy may lapse.

MINIMUM MONTHLY FACTOR
The Minimum Monthly Factor is a monthly premium amount calculated by the Company and specified in the Policy. If, in the first 48 Policy months following Date of Issue or the effective date of an increase in the Face Amount or of a Policy Change which causes a change in the Minimum Monthly Factor:

     - You make premium payments (less debt, partial withdrawals and partial withdrawal charges) at least equal to the sum of the Minimum Monthly Factors for the number of months the Policy, increase in Face Amount or Policy Change has been in force, and
     -    debt does not exceed Policy Value less surrender charges, then
     -    the Policy is guaranteed not to lapse during that period.

EXCEPT FOR THE 48 POLICY MONTH PERIODS, MAKING MONTHLY PAYMENTS AT LEAST EQUAL TO THE MINIMUM MONTHLY FACTOR DOES NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE.

In no event may the total of all premiums paid exceed the current maximum premium limitations set forth in the Policy which are required by federal tax laws. These maximum premium limitations will change whenever there is any change in the Face Amount, the deletion of a rider, or a change in the Sum Insured Option. If a premium is paid which would result in total premiums exceeding the current maximum premium limitations, the Company will accept only that portion of the premiums which shall make total premiums equal the maximum. Any part of the premiums in excess of that amount will be returned, and no further premiums will be accepted until allowed by the current maximum premium limitation prescribed by Internal Revenue Service ("IRS") rules. Notwithstanding the current maximum premium limitations, however, the Company will accept a premium which is needed in order to prevent a lapse of the Policy during a Policy year. See TERMINATION AND REINSTATEMENT.

HOW DO I ALLOCATE MY NET PAYMENTS?

The Net Premium equals the premium paid less the 3.50% tax expense charge. In the application for a Policy, you indicate the initial allocation of Net Premiums among the General Account and the Sub-Accounts of the Separate Account. You may allocate premiums to one or more Sub-Accounts, but may not have Policy Value in more than 20 Sub-Accounts at any one time. The minimum amount that may be allocated to a Sub-Account is 1% of Net Premium paid. Allocation percentages must be in whole numbers (for example, 33 1/3% may not be chosen) and must total 100%.

FUTURE CHANGES ALLOWED
You may change the allocation of future Net Premiums at any time pursuant to written or telephone request. An allocation change will be effective as of the date of receipt of the notice at the Principal Office.

INVESTMENT RISK
The Policy Value in the Sub-Accounts will vary with their investment experience. You bear this investment risk. The investment performance may affect the Death Proceeds as well. Policyowners should periodically review their allocations of premiums and Policy Value in light of market conditions and overall financial planning requirements.

CAN I MAKE TRANSFERS?

Yes. Subject to the Company's then current rules, you may transfer the Policy Value among the Sub-Accounts or between a Sub-Account and the General Account. However, the Policy Value held in the General Account to secure a Policy loan may not be transferred. If we receive a transfer request after the close of business (generally 4:00 p.m. Eastern time or the close of the New York Stock Exchange, if earlier), it will be effected at the end of the next business day.

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IS THE TRANSFER PRIVILEGE SUBJECT TO ANY LIMITATIONS?

Yes. The transfer privilege is subject to the Company's consent. The Company reserves the right to impose limitations on transfers including, but not limited to:

     -    the minimum or maximum amount that may be transferred,

     - the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account,

     -    the minimum period of time between transfers, and

     -    the maximum number of transfers in a period.

If you request a transfer from a Sub-Account that is higher than your Policy Value in the Sub-Account on the valuation date for the transfer request (for example, if you request a transfer of $100 from a Sub-Account and the Policy Value in the Sub-Account is only $98 on the valuation date), we will transfer all of the Policy Value in the Sub-Account.

Currently, transfers to and from the General Account are permitted only if:

     - there has been at least a 90-day period since the last transfer from the General Account, and

     - the amount transferred from the General Account in each transfer does not exceed the lesser of $100,000 or 25% of the Accumulated Value under the Policy.

Currently, the first 12 transfers in a Policy year will be free of any charge. Thereafter, a $10 transfer charge will be deducted from the amount transferred for each transfer in that Policy year. The Company may increase or decrease this charge, but it is guaranteed never to exceed $25. Any transfers made with respect to a conversion privilege, Policy loan or material change in investment Policy will not count towards the 12 free transfers.

These rules are subject to change by the Company.


ARE THERE RESTRICTIONS ON DISRUPTIVE TRADING?

This Policy is not designed for use by individuals, professional market timing organizations, or other entities that engage in short-term trading, frequent transfers, programmed transfers or transfers that are large in relation to the total assets of an Underlying Fund (collectively, "Disruptive Trading"). These activities may require the Underlying Fund to maintain undesirable large cash positions or frequently buy or sell portfolio securities. Such transfers may dilute the value of the Underlying Fund's shares, interfere with the efficient management of the Underlying Fund's portfolio, and increase brokerage and administrative costs of the Underlying Funds. As a result, Disruptive Trading may adversely affect an Underlying Fund's ability to invest effectively in accordance with its investment objectives and policies, and may harm other Policy Owners.

In order to protect our Policy Owners and the Underlying Funds from potentially harmful trading activity, we utilize certain policies and procedures that are designed to detect and prevent disruptive trading among the Underlying Funds (the "Disruptive Trading Procedures"). Our Disruptive Trading Procedures consider certain factors in order to identify Disruptive Trading activity, including the following:

-    the number of transfers made over a period of time;

-    the length of time between transfers;

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     -    whether the transfers follow a pattern that appears to be designed to take advantage of short term market fluctuations, particularly within certain Underlying Funds;

     -    the dollar amount(s) requested for transfers; and

     - whether the transfers are part of a group of transfers made by a third party on behalf of several individual Policy Owners; and

     -    the investment objectives and/or size of the Underlying Funds.

We may increase our monitoring of Policy Owners who engage in what we perceive to be disruptive trading, including investigating the transfer patterns within multiple contracts owned by the same Policy Owners. We will also investigate any patterns of disruptive trading identified by the Underlying Funds that may not have been captured by our Disruptive Trading Procedures.

Our Disruptive Trading Procedures may vary from sub-account to sub-account. The Disruptive Trading Procedures limit the number of transfers a Policy Owner may make during a given period, limit the number of times a Policy Owner may transfer into particular funds during a given period, and place restrictions as to the time or means of transfers (for example, transfer instructions are required by a certain daily time cutoff), among other things. In certain states, the Disruptive Trading Procedures apply dollar or percentage limitations to transfers, rather than restrictions on the number of transfers. Subject to the terms of the Policy, the Company reserves the right to impose, without prior notice, additional or alternate restrictions on allocations and transfers that it determines, in its sole discretion, will disadvantage or potentially hurt the rights or interests of other Policy Owners or other holders of the Underlying Funds.

In addition, some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund's investment adviser, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. If an Underlying Fund refuses a transfer request from the Company, the Company may not be able to effect certain allocations or transfers that a Policy Owner has requested. In the future, some Underlying Funds may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the Underlying Funds.

We apply our Disruptive Trading Procedures consistently without special arrangement, waiver, or exception. However, the Company's ability to detect and deter Disruptive Trading and to consistently apply the Disruptive Trading Procedures may be limited by operational systems and technological limitations. Policy Owners seeking to engage in such transfer activities may employ a variety of strategies to avoid detection. Because identifying Disruptive Trading involves judgments that are inherently subjective, the Company cannot provide assurances that its Disruptive Trading Procedures will detect every Policy Owner who engages in disruptive trading. In addition, the terms of some contracts previously issued by the Company, historical practices or actions, litigation, or certain regulatory restrictions may limit the Company's ability to apply transfer or other restrictions.

If we are unable to detect Disruptive Trading or are unable to restrict Disruptive Trading because of contract provisions, you may experience dilution in the value of your Underlying Fund shares. There may be increased brokerage and administrative costs within the Underlying Funds, which may result in lower long-term returns for your investments. Additionally, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the Underlying Funds will not suffer harm from disruptive trading within the variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

IS THERE A DOLLAR-COST AVERAGING OPTION OR AUTOMATIC REBALANCING OPTION?

Yes. You may have automatic transfers of at least $100 a month made on a periodic basis:

     - from the Sub-Accounts which invest in the AIT Money Market Fund and AIT Government Bond Fund, respectively, to one or more of the other Sub-Accounts ("Dollar-Cost Averaging Option"), or

     - to reallocate Policy Value among the Sub-Accounts ("Automatic Rebalancing Option").

Automatic transfers may be made on a monthly, bi-monthly, quarterly, semi-annual or annual schedule. The first automatic transfer counts as one transfer towards the 12 free transfers allowed in each Policy year; each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made free of charge. Generally, all transfers will be processed on the 15th of each scheduled month. If the 15th is not a business day, however, or is the Monthly Payment Date, the automatic transfer will be processed on the next business day. The Dollar-Cost Averaging Option and the Automatic Rebalancing Option may not be in effect at the same time.

If the policy goes into a grace period (see WHAT ARE THE TERMINATION PROVISIONS OF THE POLICY? under TERMINATION AND REINSTATEMENT), automatic Dollar Cost Averaging and Automatic Account Rebalancing transactions are suspended. If you make sufficient payments to keep the policy in force, Dollar Cost Averaging and Automatic Account Rebalancing will resume with the next scheduled automatic transaction.

CAN I MAKE FUTURE CHANGES UNDER MY POLICY?

Yes. There are several changes you can make after receiving your Policy, within limits. You may:

     -    Cancel your Policy under its right-to-examine provision

     -    Transfer your ownership to someone else

     -    Change the beneficiary

     - Change the allocation of payments, with no tax consequences under current law

     -    Make transfers of Policy Value among the funds

     -    Adjust the death benefit by increasing or decreasing the Face Amount

     -    Add or remove certain optional insurance benefits

HOW DO I CHANGE THE FACE AMOUNT OF MY POLICY?

Subject to certain limitations, you may increase or decrease the specified Face Amount of a Policy at any time by submitting a Written Request to the Company. Any increase or decrease in the specified Face Amount requested by you will become effective on the Monthly Payment Date on or next following the date of receipt of the request at the Principal Office or, if Evidence of Insurability is required, the date of approval of the request.

INCREASES IN FACE AMOUNT
Along with the Written Request for an increase, you must submit satisfactory Evidence of Insurability. The consent of the Insureds is also required whenever the Face Amount is increased. A request for an increase in Face Amount may not be less than $100,000. You may not increase the Face Amount after the younger Insured reaches Age 80 or the older Insured reaches Age 85. An increase must be accompanied by an additional premium if the Surrender Value is less than $50 plus an amount equal to the sum of two Minimum Monthly Factors.

On the effective date of each increase in the Face Amount, a transaction charge of $40 will be deducted from the Policy Value for administrative costs. The effective date of the increase will be the first Monthly Payment Date on or following the date all of the conditions for the increase are met.

An increase in the Face Amount generally will affect the Insurance Amount at Risk, and may affect the portion of the Insurance Amount at Risk included in various Premium Classes (if more than one Premium Class applies), both of which may affect the monthly cost of insurance charges. A surrender charge also will be calculated for the increase.

After increasing the Face Amount, you will have the right (1) during a Free-Look Period, to have the increase canceled and the charges which would not have been deducted but for the increase will be credited to the Policy, and (2) during the first 24 months following the increase, to transfer any or all Policy Value to the General Account free of charge. A refund of charges which would not have been deducted but for the increase will be made at your request.

DECREASES IN THE FACE AMOUNT
The minimum amount for a decrease in Face Amount is $100,000. The Face Amount in force after any decrease may not be less than $100,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitation applicable under the IRS rules, the decrease may be limited or Policy Value may be returned to you (at your election) to the extent necessary to meet the requirements. A return of Policy Value may result in tax liability to you.

A decrease in the Face Amount will affect the total Insurance Amount at Risk and the portion of the Insurance Amount at Risk covered by various Premium Classes, both of which may affect a Policyowner's monthly cost of insurance charges. For purposes of determining the cost of insurance charge, any decrease in the Face Amount will reduce the Face Amount in the following order:

     -    the Face Amount provided by the most recent increase;

     -    the next most recent increases successively; and

     -    the initial Face Amount.

This order also will be used to determine whether a surrender charge will be deducted and in what amount. If you request a decrease in the Face Amount, the amount of any surrender charge deducted will reduce the current Policy Value. You may specify one Sub-Account from which the surrender charge will be deducted. If no specification is provided, the Company will make a Pro-Rata Allocation. The current surrender charge will be reduced by the amount deducted.

CAN I CONVERT MY POLICY INTO A FIXED POLICY?

Once during the first 24 months after the Date of Issue or after the effective date of an increase in Face Amount (assuming the Policy is in force), you may convert your Policy without Evidence of Insurability to a flexible premium adjustable life insurance policy with fixed and guaranteed minimum benefits. Assuming that there have been no increases in the initial Face Amount, you can accomplish this within 24 months after the Date of Issue by transferring, without charge, the Policy Value in the Separate Account to the General Account and by simultaneously changing your premium allocation instructions to allocate future premium payments to the General Account. Within 24 months after the effective date of each increase, you can transfer, without charge, all or part of the Policy Value in the Separate Account to the General Account and simultaneously change your premium allocation instructions to allocate all or part of future premium payments to the General Account.

Where required by state law, at your request the Company will issue a flexible premium adjustable life insurance Policy to you. The new Policy will have the same Face Amount, Issue Age, Dates of Issue, and Premium Class as the original Policy.

CAN I MAKE POLICY LOANS?

You may borrow against the Policy Value. Policy loans may be obtained by request to the Company on the sole security of the Policy. The total amount which may be borrowed is the Loan Value.

In the first Policy year, the Loan Value is 75% of Policy Value reduced by applicable surrender charges, as well as Monthly Deductions and interest on Debt to the end of the Policy year. The Loan Value in the second Policy year and thereafter is 90% of an amount equal to the Policy Value reduced by applicable surrender charges. There is no minimum limit on the amount of the loan.


You must use Company forms to request a loan. You may obtain a Company loan form by calling 1-800-533-7881. You may also obtain a Company loan form at our Company web site, http://www.allmerica.com/afs/account/forms.html.

The loan amount normally will be paid within seven days after the Company receives the written loan request on a Company loan form at the Principal Office, but the Company may delay payments under certain circumstances.


A Policy loan may be allocated among the General Account and one or more Sub-Accounts. If you do not make an allocation, the Company will make a Pro-Rata Allocation based on the amounts in the Accounts on the date the Company receives the loan request. The Policy Value in each Sub-Account equal to the Policy loan allocated to such Sub-Account will be transferred to the General Account, and the number of Accumulation Units equal to the Policy Value so transferred will be canceled. This will reduce the Policy Value in these Sub-Accounts. These transactions are not treated as transfers for purposes of the transfer charge.

LOAN AMOUNT EARNS INTEREST IN GENERAL ACCOUNT
As long as the Policy is in force, the Policy Value in the General Account that is security for the loan amount will be credited with interest at an effective annual yield of at least 6.00% per year. NO ADDITIONAL INTEREST WILL BE CREDITED TO SUCH POLICY VALUE.

PREFERRED LOAN OPTION
A Policy loan may be allocated among the General Account and one or more Sub-Accounts. If you do not make an allocation, the Company will make a Pro-Rata Allocation based on the amounts in the Accounts on the date the Company receives the loan request. The Policy Value in each Sub-Account equal to the Policy loan allocated to such Sub-Account will be transferred to the General Account as security for the loan, and the number of Accumulation Units equal to the Policy Value so transferred will be canceled. This will reduce the Policy Value in these Sub-Accounts. These transactions are not treated as transfers for purposes of the transfer charge.

There is some uncertainty as to the tax treatment of preferred loans, which may be treated as a taxable distribution from the Policy. Consult a qualified tax adviser. THE PREFERRED LOAN OPTION IS NOT AVAILABLE IN ALL STATES.

LOAN INTEREST CHARGED
Outstanding Policy loans are charged interest. Interest accrues daily and is payable in arrears at the annual rate of 8%. Interest is due and payable at the end of each Policy year or on a pro-rata basis for such shorter period as the loan may exist. Interest not paid when due will be added to the loan amount and will bear interest at the same rate. If the new loan amount exceeds the Policy Value in the General Account after the due and unpaid interest is added to the loan amount, the Company will the transfer Policy Value equal to that excess loan amount from the Policy Value in each Sub-Account to the General Account as security for the excess loan amount. The Company will allocate the amount transferred among the Sub-Accounts in the same proportion that the Policy Value in each Sub-Account bears to the total Policy Value in all Sub-Accounts.

REPAYMENT OF LOANS
Loans may be repaid at any time prior to the lapse of the Policy. Upon repayment of the Debt, the portion of the Policy Value that is in the General Account securing the loan repaid will be allocated to the various Accounts and increase the Policy Value in such Accounts in accordance with your instructions. If you do not make a repayment allocation, the Company will allocate Policy Value in accordance with your most recent premium allocation instructions; provided, however, that loan repayments allocated to the Separate Account cannot exceed the Policy Value previously transferred from the Separate Account to secure the Debt.

If Debt exceeds the Policy Value less the surrender charge, the Policy will terminate. A notice of such pending termination will be mailed to the last known address of you and any assignee. If you do not make sufficient payment within 62 days after this notice is mailed, the Policy will terminate with no value. See TERMINATION AND REINSTATEMENT.

EFFECT OF POLICY LOANS
Policy loans may be repaid at any time prior to the lapse of the Policy. However, because Policy loans do not participate in the investment experience of the Separate Account, Policy loans will permanently affect the Policy Value and Surrender Value, and may permanently affect the Death Proceeds, whether or not the loan is repaid. The effect could be favorable or unfavorable, depending upon whether the investment performance of the Sub-Account(s) is less than or greater than the interest credited to the Policy Value in the General Account that is security for the loan. Moreover, outstanding Policy loans and the accrued interest will be deducted from the proceeds payable upon the death of the Insured or surrender.

CAN I SURRENDER THE POLICY?


Yes. You may surrender the Policy and receive its Surrender Value. Yes. You may surrender the Policy and receive its Surrender Value. You must use Company forms to surrender the Policy. You may obtain a Company surrender form by calling 1-800-533-7881. The Surrender Value will be calculated as of the Valuation Date on which the Policy and completed surrender forms are received in good order at the Principal Office.


The Surrender Value is equal to:

     -    the Policy Value, MINUS

     -    any Debt and applicable surrender charges.

The Surrender Value will be calculated as of the Valuation Date on which a written request for surrender is received at the Principal Office. A surrender charge is calculated upon issuance of the Policy and from the effective date of any increase in the Face Amount. The duration of the surrender charge is 15 years for issue Ages 0 through 50, grading down to 10 years for issue Ages 55 and above.

The proceeds on surrender may be paid in a single lump sum or under one of the payment options. Normally, the Company will pay the Surrender Value within seven days following the Company's receipt of the surrender request, but the Company may delay payment under the circumstances described in CAN THE COMPANY DELAY PAYMENTS TO ME? Under OTHER INFORMATION.

CAN I MAKE PARTIAL WITHDRAWALS?


Yes. Any time after the first Policy year, you may withdraw a portion of the Surrender Value of your Policy, subject to the limits stated below. You must use Company forms to request a withdrawal. You may obtain a Company withdrawal form by calling 1-800-533-7881. You may also obtain a Company withdrawal form at our Company web site, http://www.allmerica.com/afs/account/forms.html.
The written request on a Company withdrawal form must indicate the dollar amount you wish to receive and the Accounts from which such amount is to be withdrawn. You may allocate the amount withdrawn among the Sub-Accounts and the General Account. If you do not provide allocation instructions, the Company will make a Pro-Rata Allocation. Each partial withdrawal must be in a minimum amount of $500.


Under Sum Insured Option 1, the Face Amount is reduced by the amount of the withdrawal, and a withdrawal will not be allowed if it would reduce the Face Amount below $100,000. See THE DEATH BENEFIT.

A withdrawal from a Sub-Account will result in the cancellation of the number of Accumulation Units equivalent in value to the amount withdrawn. The amount withdrawn equals the amount requested by you plus the transaction charge and any applicable partial withdrawal charge. Normally, the Company will pay the amount of the partial withdrawal within seven days following the Company's receipt of the partial withdrawal request, but the Company may delay payment under certain circumstances.

WHAT IS THE POLICY VALUE?

The Policy Value is the total amount available for investment, and is equal to the sum of:

     -    your accumulation in the General Account, plus

     -    the value of the Accumulation Units in the Sub-Accounts.

The Policy Value is used in determining the Surrender Value (the Policy Value less any Debt and applicable surrender charges). There is no guaranteed minimum Policy Value. Because the Policy Value on any date depends upon a number of variables, it cannot be predetermined.

The Policy Value and the Surrender Value will reflect the frequency and amount of Net Premiums paid, interest credited to accumulations in the General Account, the investment performance of the chosen Sub-Accounts, any partial withdrawals, any loans, any loan repayments, any loan interest paid or credited, and any charges assessed in connection with the Policy.

CALCULATION OF POLICY VALUE
The Policy Value is determined first on the Date of Issue and thereafter on each Valuation Date. On the Date of Issue, the Policy Value will be the Net Premiums received, plus any interest earned during the underwriting period when premiums are held in the General Account (before being transferred to the Separate Account) less any Monthly Deductions due. On each Valuation Date after the Date of Issue the Policy Value will be:

     - the aggregate of the values in each of the Sub-Accounts on the Valuation Date, determined for each Sub-Account by multiplying the value of an Accumulation Unit in that Sub-Account on that date by the number of such Accumulations Units allocated to the Policy; plus

     - the value in the General Account (including any amounts transferred to the General Account as collateral with respect to a loan).

Thus, the Policy Value is determined by multiplying the number of Accumulation Units in each Sub-Account by the value of the applicable Accumulation Units on the particular Valuation Date, adding the products, and adding the amount of the accumulations in the General Account, if any.

THE ACCUMULATION UNIT
Each Net Premium is allocated to the Sub-Account(s) selected by you. Allocations to the Sub-Accounts are credited to the Policy in the form of Accumulation Units. Accumulation Units are credited separately for each Sub-Account.

The number of Accumulation Units of each Sub-Account credited to the Policy is equal to the portion of the Net Premium allocated to the Sub-Account, divided by the dollar value of the applicable Accumulation Unit as of the Valuation Date the payment is received at the Principal Office. The number of Accumulation Units will remain fixed unless changed by a subsequent split of Accumulation Unit value, transfer, partial withdrawal or Policy surrender. In addition, if the Company is deducting the Monthly Deduction or other charges from a Sub-Account, each such deduction will result in cancellation of a number of Accumulation Units equal in value to the amount deducted.

The dollar value of an Accumulation Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account. That experience, in turn, will reflect the investment performance, expenses and charges of the respective Underlying Fund. The value of an Accumulation Unit was set at $1.00 on the first Valuation Date for each Sub-Account. The dollar value of an Accumulation Unit on a given Valuation Date is determined by multiplying the dollar value of the corresponding Accumulation Unit as of the immediately preceding Valuation Date by the appropriate net investment factor.

Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, partial withdrawal, or surrender of a Policy is received) when there is a sufficient degree of trading in an Underlying Fund's securities such that the current net asset value of the Sub-Accounts may be affected materially.

NET INVESTMENT FACTOR
The net investment factor measures the investment performance of a Sub-Account of the Separate Account during the Valuation Period just ended. The net investment factor for each Sub-Account is equal to 1.0000 plus the number arrived at by dividing (a) by (b) and subtracting (c) and (d) from the result, where:

(a) is the investment income of that Sub-Account for the Valuation Period, plus capital gains, realized or unrealized, credited during the Valuation Period; minus capital losses, realized or unrealized, charged during the Valuation Period; adjusted for provisions made for taxes, if any;

(b) is the value of that Sub-Account's assets at the beginning of the Valuation Period;

(c) is a charge for each day in the Valuation Period equal, on an annual basis, to 0.90% of the daily net asset value of that Sub-Account for mortality and expense risks. This charge may be increased or decreased by the Company, but may not exceed 0.90%; and

(d) is the Separate Account administrative charge for each day in the Valuation Period equal, on an annual basis, to 0.25% of the daily net asset value of that Sub-Account. The administrative charge may be increased or decreased by the Company, but may not exceed 0.25%. This charge is applicable only during the first fifteen Policy years.

The net investment factor may be greater or less than one. Therefore, the value of an Accumulation Unit may increase or decrease. You bear the investment risk.

Allocations to the General Account are not converted into Accumulation Units, but are credited interest at a rate periodically set by the Company.

                                THE DEATH BENEFIT

As long as the Policy remains in force (see TERMINATION AND REINSTATEMENT), upon due proof of the Insured's death, the Company will pay the Death Proceeds of the Policy to the named Beneficiary. The Company normally will pay the Death Proceeds within seven days of receiving due proof of the Insured's death, but the Company may delay payments under certain circumstances. See OTHER INFORMATION -- CAN THE COMPANY DELAY PAYMENTS TO ME? The Death Proceeds may be received by the Beneficiary in cash or under one or more of the payment options set forth in the Policy. See THE DEATH BENEFIT - WHAT ARE THE DEATH PROCEEDS PAYMENT OPTIONS?

Prior to the Final Premium Payment Date, the Death Proceeds are equal to:

     - the Sum Insured provided under Option 1 or Option 2, whichever is elected and in effect on the date of death; plus

     - any additional insurance on the Insured's life that is provided by rider; minus

     - any outstanding Debt, any partial withdrawals and partial withdrawal charges, and any Monthly Deductions due and unpaid through the Policy month in which the Insured dies.

After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Policy, unless the Guaranteed Death Benefit Rider is in effect. If the Guaranteed Death Benefit Rider is in effect, the Death Proceed equal the greater of the Face Amount or Surrender Value. The amount of Death Proceeds payable will be determined as of the date the Company receives due proof of the Insured's death for Option 2 and on the date of the Insured's death for Option 1.

WHAT ARE THE SUM INSURED OPTIONS?

The Policy provides two Sum Insured Options: Option 1 and Option 2, as described below. You designate the desired Sum Insured Option in the application. You may change the Option once per Policy year by written request. There is no charge for a change in Option.

Under Option 1, the Sum Insured is equal to the greater of the Face Amount of insurance or the Guideline Minimum Sum Insured. Under Option 2, the Sum Insured is equal to the greater of the Face Amount of insurance plus the Policy Value or the Guideline Minimum Sum Insured.

GUIDELINE MINIMUM SUM INSURED
The Guideline Minimum Sum Insured is equal to a percentage of the Policy Value as set forth in the first Table below (for all Policies issued in Pennsylvania and for certain other Policies* described below, Table 2 applies). The Guideline Minimum Sum Insured is determined in accordance with Code regulations to ensure that the Policy qualifies as a life insurance contract and that the insurance proceeds will be excluded from the gross income of the Beneficiary.

                    GUIDELINE MINIMUM SUM INSURED -- TABLE 1
           (AGE OF YOUNGER INSURED ON DEATH OF LAST SURVIVING INSURED)

AGE                                          PERCENTAGE
---                                          ----------
Under 60                                            300%
60                                                  300%
61                                                  293%
62                                                  286%
63                                                  279%
64                                                  272%
65                                                  265%
66                                                  258%
67                                                  251%
68                                                  244%
69                                                  237%
70                                                  230%
71                                                  223%
72                                                  217%
73                                                  211%
74                                                  205%
75                                                  198%
76                                                  192%
77                                                  186%
78                                                  180%
79                                                  173%
80                                                  167%
81                                                  163%
82                                                  159%
83                                                  155%
84                                                  151%
85                                                  147%
86                                                  143%
87                                                  139%
88                                                  135%
89                                                  130%
90                                                  125%
91                                                  120%
92                                                  115%
93                                                  110%
94                                                  105%
95                                                  100%
Over 95                                             100%

For all Policies issued in Pennsylvania and for certain other Policies* described below, GUIDELINE MINIMUM SUM INSURED -- TABLE 2 applies, as follows:

                    GUIDELINE MINIMUM SUM INSURED -- TABLE 2
           (AGE OF YOUNGER INSURED ON DEATH OF LAST SURVIVING INSURED)

AGE                                          PERCENTAGE
---                                          ----------
Thru 40                                             250%
41                                                  243%
42                                                  236%
43                                                  229%
44                                                  222%
45                                                  215%
46                                                  209%
47                                                  203%
48                                                  197%
49                                                  191%
50                                                  185%
51                                                  178%
52                                                  171%
53                                                  164%
54                                                  157%
55                                                  150%
56                                                  146%
57                                                  142%
58                                                  138%
59                                                  134%
60                                                  130%
61                                                  128%
62                                                  126%
63                                                  124%
64                                                  122%
65                                                  120%
66                                                  119%
67                                                  118%
68                                                  117%
69                                                  116%
70                                                  115%
71                                                  113%
72                                                  111%
73                                                  109%
74                                                  107%
75 thru 90                                          105%
91                                                  104%
92                                                  103%
93                                                  102%
94                                                  101%
95                                                  100%

For a period of 90 days after a state insurance department has approved the use of GUIDELINE MINIMUM SUM INSURED -- TABLE 2, the Company will permit Policyowners in that state to endorse the Policy to elect GUIDELINE MINIMUM SUM INSURED -- TABLE 2. After a state insurance department has approved its use, all new Policies issued in that state will utilize GUIDELINE MINIMUM SUM INSURED -- TABLE 2.

For the Ages not listed, the progression between the listed Ages is linear.

Under both Option 1 and Option 2 the Sum Insured provides insurance protection. Under Option 1, the Sum Insured remains level unless the applicable percentage of Policy Value under Guideline Minimum Sum Insured exceeds the Face Amount, in which case the Sum Insured will vary as the Policy Value varies. Under Option 2, the Sum Insured varies as the Policy Value changes.

For any Face Amount, the amount of the Sum Insured and the Death Proceeds will be greater under Option 2 than under Option 1, since the Policy Value is added to the specified Face Amount and included in the Death Proceeds only under Option 2. However, the cost of insurance included in the Monthly Deduction will be greater, and thus the rate at which Policy Value will accumulate will be slower, under Option 2 than under Option 1 (assuming the same specified Face Amount and the same actual premiums paid).

If the Policyowner desires to have premium payments and investment performance reflected in the amount of the Sum Insured, the Policyowner should choose Option
2. If the Policyowner desires premium payments and investment performance reflected to the maximum extent in the Policy Value, you should select Option 1.

CAN I CHANGE THE SUM INSURED OPTION?

Generally, the Sum Insured Option in effect may be changed once each Policy year by sending a Written Request for change to the Principal Office. Changing Sum Insured Options will not require Evidence of Insurability. The effective date of any such change will be the Monthly Payment Date on or following the date of receipt of the request. No charges will be imposed on changes in Sum Insured Options.

CHANGE FROM OPTION 1 TO OPTION 2
If the Sum Insured Option is changed from Option 1 to Option 2, the Face Amount will be decreased to equal the Sum Insured less the Policy Value on the effective date of the change. This change may not be made if it would result in a Face Amount less than $100,000. A change from Option 1 to Option 2 will not alter the amount of the Sum Insured at the time of the change, but will affect the determination of the Sum Insured from that point on. Because the Policy Value will be added to the new specified Face Amount, the Sum Insured will vary with the Policy Value. Thus, under Option 2, the Insurance Amount at Risk will always equal the Face Amount unless the Guideline Minimum Sum Insured is in effect. The cost of insurance may also be higher or lower than it otherwise would have been without the change in Sum Insured Option. See CHARGES AND DEDUCTIONS -- "WHAT IS THE MONTHLY DEDUCTION?"

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CHANGE FROM OPTION 2 TO OPTION 1
If the Sum Insured Option is changed from Option 2 to Option 1, the Face Amount will be increased to equal the Sum Insured which would have been payable under Option 2 on the effective date of the change (i.e., the Face Amount immediately prior to the change plus the Policy Value on the date of the change). The amount of the Sum Insured will not be altered at the time of the change. The change in option, however, will affect the determination of the Sum Insured from that point on, since the Policy Value no longer will be added to the Face Amount in determining the Sum Insured; the Sum Insured will equal the new Face Amount (or, if higher, the Guideline Minimum Sum Insured). The cost of insurance may be higher or lower than it otherwise would have been since any increases or decreases in Policy Value will, respectively, reduce or increase the Insurance Amount at Risk under Option 1. Assuming a positive net investment return with respect to any amounts in the Separate Account, changing the Sum Insured Option from Option 2 to Option 1 will reduce the Insurance Amount at Risk and therefore the cost of insurance charge for all subsequent Monthly Deductions, compared to what such charge would have been if no such change were made.

A change in the Sum Insured Option may result in total premiums paid exceeding the then current maximum premium limitation determined by IRS rules. In such event, the Company will pay the excess to you. See THE POLICY -- "HOW DO I MAKE PAYMENTS?"

IS A GUARANTEED DEATH BENEFIT AVAILABLE?

An optional Guaranteed Death Benefit is available only at issue of the Policy. If this Benefit is in effect, the Company:
     - guarantees that the Policy will not lapse, regardless of the investment performance of the Separate Account, and
     -    provides a guaranteed death benefit.

In order to maintain the Guaranteed Death Benefit Rider, certain minimum premium payment tests must be met on each Policy anniversary and within 48 months following the Date of Issue and/or the date of any increase in the Face Amount, as described below. In addition, a one-time administrative charge of $25 will be deducted from the Policy Value when the Rider is elected. Certain transactions, including Policy loans, partial withdrawals, and changes in Sum Insured Options, can result in the termination of the Rider. If this Rider is terminated, it cannot be reinstated.

GUARANTEED DEATH BENEFIT TESTS
While the Guaranteed Death Benefit Rider is in effect, the Policy will not lapse if the following two tests are met:

1. Within 48 months following the Date of Issue of the Policy or of any increase in the Face Amount, the sum of the premiums paid, less any debt, partial withdrawals and withdrawal charges, must be greater than the Minimum Monthly Factors (if any) multiplied by the number of months which have elapsed since the Date of Issue or the effective date of increase; and

2.   On each Policy anniversary, (a) must exceed (b) where, since the Date of
     Issue:
     (a) is the sum of your premiums, less any withdrawals, partial withdrawal charges and Debt which is classified as a preferred loan; and
     (b) is the sum of the minimum guaranteed Death Benefit premiums, as shown on the specifications page of the Policy.

GUARANTEED DEATH BENEFIT
If the Guaranteed Death Benefit is in effect on the Final Premium Payment Date, guaranteed Death Proceeds will be provided as long as the Guaranteed Death Benefit is in force. The Death Proceeds will be the greater of:

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     -    the Face Amount as of the Final Premium Payment Date; or
     - the Policy Value as of the date due proof of death is received by the Company.

TERMINATION OF THE GUARANTEED DEATH BENEFIT
The Guaranteed Death Benefit will end and may not be reinstated on the first to occur of the following:

     -    foreclosure of a Policy loan, or
     - the date on which the sum of your payments does not meet or exceed the applicable Guaranteed Death Benefit test (above), or
     - any Policy change that results in a negative guideline level premium, or
     - the effective date of a change from Sum Insured Option 2 to Sum Insured Option 1, if such change occurs within five Policy years of the Final Premium Payment Date, or
     - a request for a partial withdrawal or preferred loan is made after the Final Premium Payment Date.

It is possible that the Policy Value will not be sufficient to keep the Policy in force on the first Monthly Payment Date following the date the Guaranteed Death Benefit terminates. The net amount payable to keep the Policy in force will never exceed the surrender charge plus three Monthly Deductions.

WHAT ARE THE DEATH PROCEEDS PAYMENT OPTIONS?

Upon Written Request, the Surrender Value or all or part of the Death Proceeds may be placed under one or more of the payment options below or any other option offered by the Company. If you do not make an election, the Company will pay the benefits in a single sum. A certificate will be provided to the payee describing the payment option selected. If a payment option is selected, the Beneficiary may pay to the Company any amount that would otherwise be deducted from the Sum Insured.

The amounts payable under a payment option for each $1,000 value applied will be the greater of: (a) the rate per $1,000 of value applied based on the Company's non-guaranteed current payment option rates for the Policy; or (b) the rate in the Policy for the applicable payment option.

The following payment options are currently available. The amounts payable under these options are paid from the General Account. None is based on the investment experience of the Separate Account.

Option A:           PAYMENTS FOR A SPECIFIED NUMBER OF YEARS. The Company will make equal payments for any selected number of years (not greater than 30). Payments may be made annually, semi-annually, quarterly or monthly.

Option B:           LIFETIME MONTHLY PAYMENTS. Payments are based on the payee's age on the date the first payment will be made. One of three variations may be chosen. Depending upon this choice, payments will end:

               (1) upon the death of the payee, with no further payments due (Life Annuity), or
               (2) upon the death of the payee, but not before the sum of the payments made first equals or exceeds the amount applied under this option (Life Annuity with Installment Refund), or
               (3) upon the death of the payee, but not before a selected period (5, 10 or 20 years) has elapsed (Life Annuity with Period Certain).

Option C:           INTEREST PAYMENTS. The Company will pay interest at a rate determined by the Company each year, but which will not be less than 3.5%. Payments may be made annually, semi-annually, quarterly or monthly. Payments will end when the amount left with the Company has been withdrawn.
                    However, payments will not continue after the death of the payee. Any unpaid balance plus accrued interest will be paid in a lump sum.

Option D:           PAYMENTS FOR A SPECIFIED AMOUNT. Payments will be made until the unpaid balance is exhausted. Interest will be credited to the unpaid balance. The rate of interest will be determined by the Company each year, but will not be less than 3.5%. Payments may be made annually, semi-annually, quarterly or monthly. The payment level selected must provide for the payment each year of at least 8% of the amount applied.

Option E:           LIFETIME MONTHLY PAYMENTS FOR TWO PAYEES. One of three
                    variations may be chosen. After the death of one payee, payments will continue to the survivor:

               (1)  in the same amount as the original amount; or
               (2)  in an amount equal to 2/3 of the original amount; or
               (3)  in an amount equal to 1/2 of the original amount.

Payments are based on the payees' ages on the date the first payment is due. Payments will end upon the death of the surviving payee.

SELECTION OF PAYMENT OPTIONS
The amount applied under any one option for any one payee must be at least $5,000. The periodic payment for any one payee must be at least $50. Subject to the Owner and/or the Beneficiary provisions of your Policy, any option selection may be changed before the Death Proceeds become payable. If you make no selection, the Beneficiary may select an option when the Death Proceeds become payable.

If the amount of monthly income payments under Option B(3) for the attained age of the payee are the same for different periods certain, the Company will deem an election to have been made for the longest period certain which could have been elected for such age and amount.

You may give the Beneficiary the right to change from Option C or D to any other option at any time. If the payee selects Option C or D when the Death Proceeds become payable, the payee may reserve the right to change to any other option at a later date. The payee who elects to change options must also be a payee under the new option selected.

ADDITIONAL DEPOSITS
An additional deposit may be made to any proceeds when they are applied under Option B or E. A charge not to exceed 3% will be made. The Company may limit the amount of this deposit.

RIGHTS AND LIMITATIONS
A payee does not have the right to assign any amount payable under any option. A payee does not have the right to commute any amount payable under Option B or E. A payee will have the right to commute any amount payable under Option A only if the right is reserved in the Written Request selecting the option. If the right to commute is exercised, the commuted values will be computed at the interest rates used to calculate the benefits. The amount left under Option C, and any unpaid balance under Option D, may be withdrawn by the payee only as set forth in the Written Request selecting the option. A corporation or fiduciary payee may select only Option A, C or D. Such selection will be subject to the consent of the Company.

PAYMENT DATES
The first payment under any option, except Option C, will be due on the date the Policy matures by death or otherwise, unless another date is designated. Payments under Option C begin at the end of the first payment period.

The last payment under any option will be made as stated in the description of that option. However, should a payee under Option B or E die prior to the due date of the second monthly payment, the amount applied less the first monthly payment will be paid in a lump sum or under any option other than Option E. A lump sum payment will be made to the surviving payee under Option E or the succeeding payee under Option B.

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                          TERMINATION AND REINSTATEMENT

WHAT ARE THE TERMINATION PROVISIONS OF THE POLICY?

The failure to make premium payments will not cause the Policy to lapse unless:

(a) the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued;
                                       OR
(b)       the Debt exceeds the Policy Value less surrender charges.

If one of these situations occurs, the Policy will be in default. You then will have a grace period of 62 days, measured from the date of default, to make sufficient payments to prevent termination. On the date of default, the Company will send a notice to you and to any assignee of record. The notice will state the amount of premium due and the date on which it is due.

Failure to make a sufficient payment within the grace period will result in termination of the Policy. If the last surviving Insured dies during the grace period, the Death Proceeds still will be payable, but any Monthly Deductions due and unpaid through the Policy month in which the last surviving Insured dies, and any other overdue charge, will be deducted from the Death Proceeds.

LIMITED 48-MONTH GUARANTEE
Except for the situation described in (b) above, the Policy is guaranteed not to lapse during the first 48 months after the Date of Issue or the effective date of an increase in the Face Amount if you make a minimum amount of premium payments. The minimum amount paid, minus the Debt, partial withdrawals and partial withdrawal charges, must be at least equal to the sum of the Minimum Monthly Factor for the number of months the Policy, increase in Face Amount, or a Policy Change which causes a change in the Minimum Monthly Factor has been in force. A Policy change which causes a change in the Minimum Monthly Factor is a change in the Face Amount or the deletion of a rider.

Except for the first 48 months after the Date of Issue or the effective date of an increase, payments equal to the Minimum Monthly Factor do not guarantee that the Policy will remain in force.

WHAT ARE THE REINSTATEMENT PROVISIONS OF THE POLICY?

If the Policy has not been surrendered and either or both the Insureds is alive, the terminated Policy may be reinstated any time within three years after the date of default and before the Final Premium Payment Date. The reinstatement will be effective on the Monthly Payment Date following the date you submit the following to the Company:

     -    a written application for reinstatement,
     - Evidence of Insurability showing that the Insureds is insurable according to the Company's underwriting rules, and
     - a premium that, after the deduction of the tax expense charge and premium expense charge, is large enough to cover the minimum amount payable, as described below.

MINIMUM AMOUNT PAYABLE
If reinstatement is requested when fewer than 48 Monthly Deductions have been made since the Date of Issue or the effective date of an increase in the Face Amount, you must pay the lesser of the amount shown in (1) or (2). Under (1), the minimum amount payable is the Minimum Monthly Factor for the three-month period beginning on the date of reinstatement. Under (2), the minimum amount payable is the sum of:

     - the amount by which the surrender charge as of the date of reinstatement exceeds the Policy Value on the date of default, plus
     - Monthly Deductions for the three-month period beginning on the date of reinstatement.

If reinstatement is requested after 48 Monthly Deductions have been made since the Date of Issue of the Policy or any increase in the Face Amount, you must pay the amount shown in (b) above. The Company reserves the right to increase the Minimum Monthly Factor upon reinstatement.

SURRENDER CHARGE
The surrender charge on the date of reinstatement is the surrender charge which would have been in effect had the Policy remained in force from the Date of Issue. The Policy Value less Debt on the date of default will be restored to the Policy to the extent it does not exceed the surrender charge on the date of reinstatement. Any Policy Value less the Debt as of the date of default which exceeds the surrender charge on the date of reinstatement will not be restored.

POLICY VALUE ON REINSTATEMENT
The Policy Value on the date of reinstatement is:

     - the Net Premium paid to reinstate the Policy increased by interest from the date the payment was received at the Principal Office, PLUS
     - an amount equal to the Policy Value less Debt on the date of default to the extent it does not exceed the surrender charge on the date of reinstatement, MINUS
     -    the Monthly Deduction due on the date of reinstatement.

You may not reinstate any Debt outstanding on the date of default or foreclosure.

                             CHARGES AND DEDUCTIONS

The following information repeats and expands upon information contained in SUMMARY OF RISKS AND BENEFITS: FEE TABLES. The charges described below will apply to your Policy under the circumstances described. Some of these charges apply throughout the Policy's duration. Other charges apply only if you choose options under the Policy.

Charges will be deducted in connection with the Policy to compensate the Company for providing the insurance benefits set forth in the Policy and any additional benefits added by rider, administering the Policy, incurring distribution expenses, and assuming certain risks in connection with the Policies.

WHAT CHARGES ARE DEDUCTED FROM PAYMENTS?

TAX EXPENSE CHARGE
A charge for state and local premium taxes (if any) is deducted from each premium payment. State premium taxes generally range from 0.75% To 5%, while local premium taxes (if any) vary by jurisdiction within a state. The premium tax charge will change when either the applicable jurisdiction changes or the tax rate within the applicable jurisdiction changes. The Company should be notified of any change in address of the Insured as soon as possible.

A charge of 1% of premiums to compensate the Company for federal taxes imposed for deferred acquisition cost ("DCA") taxes. The Company reserves the right to increase or decrease the 1% DAC tax deduction to reflect changes in the Company's expenses for DAC taxes.

PREMIUM EXPENSE CHARGE
A charge of 1% of premiums will be deducted from each premium payment to partially compensate the Company for the cost of selling the Policies. The premium expense charge is a factor the Company must use when calculating the maximum sales load it can charge during the first two Policy years.

WHAT IS THE MONTHLY DEDUCTION?

Prior to the Final Premium Payment Date, a Monthly Deduction from Policy Value will be made to cover a charge for the cost of insurance, a charge for any optional insurance benefits added by rider and a monthly administrative charge. The cost of insurance charge and the monthly administrative charges are discussed below. The Monthly Deduction on or following the effective date of a requested increase in the Face Amount will also include a $40 administrative charge for the increase.

Prior to the Final Premium Payment Date, the Monthly Deduction will be deducted as of each Monthly Payment Date commencing with the Date of Issue of the Policy. It will be allocated to one Sub-Account according to your instructions or, if no allocation is specified, the Company will make a Pro-Rata Allocation. If the Sub-Account you specify does not have sufficient funds to cover the Monthly Deduction, the Company will deduct the charge for that month as if no specification were made. However, if on subsequent Monthly Payment Dates there is sufficient Policy Value in the Sub-Account you specified, the Monthly Deduction will be deducted from that Sub-Account. No Monthly Deductions will be made on or after the Final Premium Payment Date.

COST OF INSURANCE
This charge is designed to compensate the Company for the anticipated cost of providing Death Proceeds to Beneficiaries of those last surviving Insureds who die prior to the Final Premium Payment Date. The cost of insurance is determined on a monthly basis, and is determined separately for the initial Face Amount and for each subsequent increase in Face Amount. Because the cost of insurance depends upon a number of variables, it can vary from month to month.

CALCULATION OF THE CHARGE
If you select Sum Insured Option 2, the monthly cost of insurance charge for the initial Face Amount will equal the applicable cost of insurance rate multiplied by the initial Face Amount. If you select Sum Insured Option 1, however, the applicable cost of insurance rate will be multiplied by the initial Face Amount less the Policy Value (minus charges for optional benefits) at the beginning of the Policy month. Thus, the cost of insurance charge may be greater for Policyowners who have selected Sum Insured Option 2 than for those who have selected Sum Insured Option 1, assuming the same Face Amount in each case and assuming that the Guideline Minimum Sum Insured is not in effect. In other words, since the Sum Insured under Option 1 remains constant while the Sum Insured under Option 2 varies with the Policy Value, any Policy Value increases will reduce the insurance charge under Option 1 but not under Option 2.

INCREASES
If you select Sum Insured Option 2, the monthly insurance charge for each increase in Face Amount (other than an increase caused by a change in Sum Insured Option) will be equal to the cost of insurance rate applicable to that increase multiplied by the increase in the Face Amount. If you select Sum Insured Option 1, the applicable cost of insurance rate will be multiplied by the increase in the Face Amount reduced by any Policy Value (minus rider charges) in excess of the initial Face Amount at the beginning of the Policy month.

EFFECT OF THE GUIDELINE MINIMUM SUM INSURED
If the Guideline Minimum Sum Insured (Policy Value times the applicable percentage) is in effect under either Option, a monthly cost of insurance charge also will be calculated for that additional portion of the Sum Insured that is required to comply with the Guideline rules. This charge will be calculated by:

     - multiplying the cost of insurance rate applicable to the initial Face Amount times the difference of Guideline Minimum Sum Insured, MINUS

           - the greater of the Face Amount or the Policy Value (if you selected Sum Insured Option 1)
                                       OR
           - the Face Amount PLUS the Policy Value (if you selected Sum Insured Option 2).

When the Guideline Minimum Sum Insured is in effect, the cost of insurance charge for the initial Face Amount and for any increases will be calculated as set forth above. The monthly cost of insurance charge also will be adjusted for any decreases in the Face Amount.

COST OF INSURANCE RATES
Cost of insurance rates are based on a blended unisex rate table, Age and Premium Class of the Insureds at the Date of Issue, the effective date of an increase or date of rider, as applicable, the amount of premiums paid less Debt, any partial withdrawals and withdrawal charges, and risk classification. Sex-distinct rates do not apply, except in those states that do not permit unisex rates.

The cost of insurance rates are determined at the beginning of each Policy year for the initial Face Amount. The cost of insurance rates for an increase in Face Amount or rider are determined annually on the anniversary of the effective date of each increase or rider. The cost of insurance rates generally increase as the Insureds' Ages increase. The actual monthly cost of insurance rates will be based on the Company's expectations as to future mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Table D, Smoker or Non-Smoker, and the Insureds' Ages. The Tables used for this purpose set forth different mortality estimates for smokers and non-smokers. Any change in the cost of insurance rates will apply to all persons of the same insuring Age and Premium Class whose Policies have been in force for the same length of time.

The Premium Class of an Insured will affect the cost of insurance rates. The Company currently places Insureds into standard Premium Classes and substandard Premium Classes. In an otherwise identical Policy, an Insured in the Standard Premium Class will have a lower cost of insurance than an Insured in a substandard Premium Class with a higher mortality risk. The Premium Classes are also divided into two categories: smokers and nonsmokers. Nonsmoking Insureds will incur lower cost of insurance rates than Insureds who are classified as smokers but who are otherwise in the same Premium Class. Any Insured with an Age at issuance under 18 will be classified initially as regular or substandard. The Insured then will be classified as a smoker at Age 18 unless the Insured provides satisfactory evidence that the Insured is a nonsmoker. The Company will provide notice to you of the opportunity for an Insured to be classified as a nonsmoker when the Insured reaches Age 18.

The cost of insurance rate is determined separately for the initial Face Amount and for the amount of any increase in Face Amount. For each increase in Face Amount you request, at a time when an Insured is in a less favorable Premium Class than previously, a correspondingly higher cost of insurance rate will apply only to that portion of the Insurance Amount at Risk for the increase. For the initial Face Amount and any prior increases, the Company will use the Premium Class previously applicable. On the other hand, if an Insured's Premium Class improves on an increase, the lower cost of insurance rate generally will apply to the entire Insurance Amount at Risk.

MONTHLY ADMINISTRATIVE CHARGE
Prior to the Final Premium Payment Date, a monthly administrative charge of $6 per month will be deducted from Policy Value. This charge will be used to compensate the Company for expenses incurred in the administration of the Policy and will compensate the Company for first-year underwriting and other start-up expenses incurred in connection with the Policy. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Insureds' Premium Class, and establishing Policy records. The Company does not expect to derive a profit from these charges.

WHAT CHARGES ARE MADE AGAINST OR REFLECTED IN THE ASSETS OF THE SEPARATE
ACCOUNT?

The Company assesses each Sub-Account with a charge for mortality and expense risks assumed by the Company, and a charge for administrative expenses of the Separate Account.

MORTALITY AND EXPENSE RISK CHARGE
The Company currently makes a charge on an annual basis of 0.90% of the daily net asset value in each Sub-Account. This charge is for the mortality risk and expense risk which the Company assumes in relation to the variable portion of the Policies. The total charges may be increased or decreased by the Board of Directors of the Company once each year, subject to compliance with applicable state and federal requirements, but it may not exceed 0.90% on an annual basis.

The mortality risk assumed by the Company is that Insureds may live for a shorter time than anticipated, and that the Company will therefore pay an aggregate amount of Death Proceeds greater than anticipated. The expense risk assumed is that the expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges provided in the Policies. If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If costs are less than the amounts provided, the difference will be a profit to the Company. To the extent this charge results in a current profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses. Since mortality and expense risks involve future contingencies that are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge that is applicable to each.

ADMINISTRATIVE CHARGE
During the first 15 Policy years, the Company assesses a charge on an annual basis of 0.25% of the daily net asset value in each Sub-Account. The charge is assessed to help defray administrative expenses actually incurred in the administration of the Separate Account and the Sub-Accounts and is not expected to be a source of profit. The administrative functions and expenses assumed by the Company in connection with the Separate Account and the Sub-Accounts include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expenses of preparing and typesetting prospectuses and the cost of printing prospectuses not allocable to sales expense, filing and other fees. No Separate Account administrative charge is imposed after the 15 Policy year.

The Company does not impose the Separate Account administrative charge after the fifteenth Policy year. On the fifteenth Policy anniversary, the Company will convert your units in the Sub-Accounts to units that do not reflect the charge. There will be no change in your Policy Value as a result of the conversion, but the number of your units and the corresponding unit values will change.

OTHER CHARGES AND EXPENSES
Because the Sub-Accounts purchase shares of the Underlying Funds, the value of the Accumulation Units of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Underlying Funds. The prospectuses and statements of additional information of the Underlying Funds contain additional information concerning such fees and expenses.

No charges are currently made against the Sub-Accounts for federal or state income taxes. Should the Company determine that taxes will be imposed, the Company may make deductions from the Sub-Account to pay such taxes. See FEDERAL TAX CONSIDERATIONS. The imposition of such taxes would result in a reduction of the Policy Value in the Sub-Accounts.

HOW IS THE SURRENDER CHARGE CALCULATED?

The Policy provides for a contingent surrender charge. A surrender charge may be deducted if you request a full surrender of the Policy or a decrease in Face Amount. The duration of the surrender charge is 15 years from Date of Issue or from the effective date of any increase in the Face Amount. A separate surrender charge, described in more detail below, is calculated upon the issuance of the Policy and for each increase in the Face Amount.

The surrender charge is comprised of a contingent deferred administrative charge and a contingent deferred sales charge. The contingent deferred administrative charge compensates the Company for expenses incurred in administering the Policy. The contingent deferred sales charge compensates the Company for expenses relating to the distribution of the Policy, including agent's commissions, advertising and the printing of the prospectus and sales literature.

The maximum surrender charge calculated upon issuance of the Policy is equal to the sum of (a) plus (b) where:

(a) is a deferred administrative charge equal to $8.50 per thousand dollars of the initial Face Amount, and

(b) is a deferred sales charge of 48% of premiums received up to a maximum number of Guideline Annual Premiums subject to the deferred sales charge that varies by average issue Age from 1.95 (for average issue Ages 5 through 75) to 1.31 (for average issue Age 82).

In accordance with limitations under state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per $1,000 initial Face Amount. The maximum surrender charge initially remains level for 40 months, declines by one-half of one percent of the initial amount for 80 months, and then declines by one percent each month thereafter, reaching zero at the end of the 180 Policy Months (15 Policy years). This reduction in the maximum surrender charge will reduce the deferred sales charge and the deferred administrative charge proportionately.

MAXIMUM SURRENDER CHARGE DURING FIRST TWO POLICY YEARS
If you surrender the Policy during the first two Policy years following the Date of Issue, before making premium payments associated with the initial Face Amount which are at least equal to one Guideline Annual Premium, the deferred administrative charge will be $8.50 per thousand dollars of initial Face Amount, as described above, but the deferred sales charge will not exceed 25% of premiums received. See HOW IS THE SURRENDER CHARGE CALCULATED?

SEPARATE SURRENDER CHARGE FOR EACH FACE AMOUNT INCREASE
A separate surrender charge will apply to and is calculated for each increase in Face Amount. The surrender charge for the increase is in addition to that for the initial Face Amount.

The maximum surrender charge for the increase is equal to the sum of (a) plus
(b), where (a) is equal to $8.50 per thousand dollars of increase, and (b) is a deferred sales charge of 48% of premiums associated with the increase, up to a maximum number of Guideline Annual Premiums (for the increase) subject to the deferred sales charge that varies by average Age (at the time of increase) from
1.95 (for average Ages 5 through 75) to 1.31 (for average Age 82). In accordance with limitations under state insurance regulations, the amount of the surrender charge will not exceed a specified amount per $1,000 of increase. As is true for the initial Face Amount, (a) is a deferred administrative charge and (b) is a deferred sales charge. The maximum surrender charge initially remains level for 40 months, declines by one-half of one percent of the initial amount for 80 months, and then declines by one percent each month thereafter, reaching zero at the end of the 180 Policy Months (15 Policy years).

REDUCED CHARGE DURING FIRST TWO YEARS FOLLOWING INCREASE
If you surrender the Policy during the first two Policy years following an increase in Face Amount before making premium payments associated with the increase in Face Amount which are at least equal to one Guideline Annual Premium, the deferred administrative charge will be $8.50 per thousand dollars of Face Amount increase, as described above, but the deferred sales charge will not exceed 25% of premiums associated with the increase.

ALLOCATION OF POLICY VALUE AND PREMIUMS UPON AN INCREASE IN FACE AMOUNT Additional premium payments may not be required to fund a requested increase in Face Amount. Therefore, a special rule, which is based on relative Guideline Annual Premium payments, applies to allocate a portion of existing Policy Value to the increase and to allocate subsequent premium payments between the initial Face Amount and the increase.

For example, suppose the Guideline Annual Premium is equal to $1,500 before an increase and is equal to $2,000 as a result of the increase. The Policy Value on the effective date of the increase would be allocated 75% ($1,500/$2,000) to the initial Face Amount and 25% to the increase. All future premiums would also be allocated 75% to the initial Face Amount and 25% to the increase. Thus, existing Policy Value associated with the increase will equal the portion of Policy Value allocated to the increase on the effective date of the increase, before any deductions are made. Premiums associated with the increase will equal the portion of the premium payments actually made on or after the effective date of the increase which are allocated to the increase.

See the Statement of Additional Information for examples illustrating the calculation of the maximum surrender charge for the initial Face Amount and for any increases, as well as for the surrender charge based on actual premiums paid or associated with any increases.

POSSIBLE SURRENDER CHARGE ON A FACE AMOUNT DECREASE
A surrender charge may be deducted on a decrease in the Face Amount. In the event of a decrease, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Policy. The fraction will be determined by dividing the amount of the decrease by the current Face Amount and multiplying the result by the surrender charge. If more than one surrender charge is in effect (i.e., pursuant to one or more increases in the Face Amount of a Policy), the surrender charge will be applied in the following order:

     -    the most recent increase;
     -    the next most recent increases successively, and
     -    the initial Face Amount.

Where a decrease causes a partial reduction in an increase or in the initial Face Amount, a proportionate share of the surrender charge for that increase or for the initial Face Amount will be deducted.

WHAT CHARGES APPLY TO A PARTIAL WITHDRAWAL?

After the first Policy year, partial withdrawals of Surrender Value may be made. The minimum withdrawal is $500. Under Option 1, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $100,000.

A transaction charge, which is the smaller of 2% of the amount withdrawn or $25, will be assessed on each partial withdrawal to reimburse the Company for the cost of processing the withdrawal. The Company does not expect to make a profit on this charge. The transaction fee applies to all partial withdrawals, including a Withdrawal without a surrender charge.

A partial withdrawal charge may also be deducted from Policy Value. For each partial withdrawal you may withdraw an amount equal to 10% of the Policy Value on the date the written withdrawal request is received by the Company less the total of any prior withdrawals in that Policy year which were not subject to the partial withdrawal charge, without incurring a partial withdrawal charge. Any partial withdrawal in excess of this amount ("excess withdrawal") will be subject to the partial withdrawal charge. The partial withdrawal charge is equal to 5% of the excess withdrawal up to the amount of the surrender charges on the date of withdrawal.

This right is not cumulative from Policy year to Policy year. For example, if only 8% of Policy Value were withdrawn in Policy year two, the amount you could withdraw in subsequent Policy years would not be increased by the amount you did not withdraw in the second Policy year.

The Policy's outstanding surrender charge will be reduced by the amount of the partial withdrawal charge deducted by proportionately reducing the deferred sales charge component and the deferred administrative charge component. The partial withdrawal charge deducted will decrease existing surrender charges in the following order:

     - first, the surrender charge for the most recent increase in the Face Amount;
     - second, the surrender charge for the next most recent increases successively;
     -    last, the surrender charge for the initial Face Amount.

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WHAT ARE THE TRANSFER CHARGES?

The first 12 transfers in a Policy year will be free of charge. Thereafter, a transfer charge of $10 will be imposed for each transfer request to reimburse the Company for the administrative costs incurred in processing the transfer request. The Company reserves the right to increase the charge, but it never will exceed $25. The Company also reserves the right to change the number of free transfers allowed in a Policy year.

You may have automatic transfers of at least $100 a month made on a periodic basis:

     - from the Sub-Accounts which invest in the AIT Money Market Fund and AIT Government Bond Fund to one or more of the other Sub-Accounts; or
     -    to reallocate Policy Value among the Sub-Accounts.

The first automatic transfer counts as one transfer towards the 12 free transfers allowed in each Policy year. Each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made without charge.

If you utilize the Conversion Privilege, Loan Privilege or reallocate Policy Value within 20 days of the Date of Issue of the Policy, any resulting transfer of Policy Value from the Sub-Accounts to the General Account will be free of charge, and in addition to the 12 free transfers in a Policy year.

WHAT IS THE CHARGE FOR AN INCREASE IN THE FACE AMOUNT?

For each increase in the Face Amount you request, a transaction charge of $40 will be deducted from Policy Value to reimburse the Company for administrative costs associated with the increase. This charge is guaranteed not to increase and the Company does not expect to make a profit on this charge.

ARE THERE ANY OTHER ADMINISTRATIVE CHARGES?

The Company reserves the right to impose a charge guaranteed not to exceed $25, for the administrative costs incurred for changing the Net Premium allocation instructions, for changing the allocation of any Monthly Deductions among the various Sub-Accounts, or for a projection of values.

DOES THE COMPANY WAIVE CHARGES FOR ANY CLASSES OF POLICYOWNERS?

Certain of the charges and deductions described above may be reduced for Policies issued to employees of the Company and its affiliates located at the Company home office (or at off-site locations if such employees are on First Allmerica's home office payroll); directors of the Company and its affiliates and subsidiaries; employees and registered representatives of any broker-dealer that has entered into a sales agreement with the Company or VeraVest Investments, Inc. to sell the Policies, and any spouses or children of the above persons. The Cost of Insurance Charges may be reduced, and no surrender charges, partial withdrawal charges or front-end sales loads will be imposed (and no commissions will be paid), where the Policyowner as of the date of application is within these categories.

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                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of the Policy, on loans, withdrawals, or surrenders, on death benefit payments, and on the economic benefit to you or the Beneficiary depends upon a variety of factors. The following discussion is based upon the Company's understanding of the present federal income tax laws as they currently are interpreted. From time to time legislation is proposed which, if passed, could significantly, adversely and possibly retroactively affect the taxation of the Policy. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws. It should be recognized that the following summary of federal income tax aspects of amounts received under the Policy is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. Specifically, the discussion below does not address certain tax provisions that may be applicable if the Policyowner is a corporation or the Trustee of an employee benefit plan. A qualified tax adviser always should be consulted with regard to the application of law to individual circumstances.

HOW ARE THE COMPANY AND THE SEPARATE ACCOUNT TAXED?

The Company is taxed as a life insurance company under Subchapter L of the Code and files a consolidated tax return with its parent and affiliates. The Company does not expect to incur any income tax upon the earnings or realized capital gains attributable to the Separate Account. Based on this, no charge is made for federal income taxes which may be attributable to the Separate Account.

Periodically, the Company will review the question of a charge to the Separate Account for federal income taxes. Such a charge may be made in future years for any federal income taxes incurred by the Company. This might become necessary if the tax treatment of the Company ultimately is determined to be other than what the Company believes it to be, if there are changes made in the federal income tax treatment of variable life insurance at the Company level, or if there is a change in the Company's tax status. Any such charge would be designed to cover the federal income taxes attributable to the investment results of the Separate Account.

Under current laws the Company also may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes paid, or reserves for such taxes, attributable to the Separate Account.

HOW ARE THE POLICIES TAXED?

The Company believes that the Policy described in this Prospectus will be considered a life insurance contract under Section 7702 of the Code, which generally provides for the taxation of life insurance policies and places limitations on premiums and the relationship of the Policy Value to the Insurance Amount at Risk. If a Policy qualifies as life insurance under Section 7702 of the Code, (1) the Death Proceeds are excludable from the gross income of the Beneficiary, and (2) any increase in the Policy Value is not taxable until received by the Policyowner or the Policyowner's designee. However, if a Policy fails to qualify as life insurance under Section 7702, the Policy will not provide most of the tax advantages normally provided by life insurance. The Company reserves the right to amend the Policies to comply with any future changes in the Code, any regulations or rulings under the Code and any other requirements imposed by the Internal Revenue Service. WHAT ARE MODIFIED ENDOWMENT POLICIES AND HOW ARE THEY TAXED?, below.

Depending upon the circumstances, a surrender, partial withdrawal, change in the Sum Insured Option, change in the Face Amount, lapse with Policy loan outstanding or assignment of the Policy may have tax consequences. In particular, under specified conditions, a distribution under the Policy during the first 15 years from Date of Issue that reduces future benefits under the Policy will be taxed to the Policyowner as ordinary income to the extent of any investment earnings in the Policy. Federal, state and local income, estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Insured, Policyowner or Beneficiary.

If you surrender the Policy, you are subject to income tax on the portion of the distribution that exceeds the investment in the contract. The investment in the contract is the gross Premiums paid for the Policy minus any amounts previously received from the Policy if such amounts were properly excluded from your gross income. Policy loans are generally not treated as taxable distributions. Interest paid on a Policy loan is generally not deductible. You are generally taxed on partial withdrawals to the extent the amount distributed exceeds the investment in the contract. In certain situations, partial withdrawals or reduction in benefits during the first fifteen years of the Policy may result in a taxable distribution before the investment in the contract is recovered. Withdrawals and loans from modified endowment contracts are subject to less favorable tax treatment. For an additional discussion of modified endowment contracts, please see WHAT ARE MODIFIED ENDOWMENT POLICIES AND HOW ARE THEY TAXED?, below.

If the Death Benefit is not received in a lump sum but is instead applied under one of the settlement options, payments generally will be prorated between amounts attributable to the Death Benefit, which will be excludable from the Beneficiary's income, and amounts attributable to interest (occurring after the Insured's death), which will be includable in the Beneficiary's income.

SPLIT OPTION RIDER/EXCHANGE OPTION RIDER
The Split Option Rider permits the Policy to be split into two other life insurance policies, one covering each Insured singly. A Policy split may have adverse tax consequences. It is not clear whether the Policy split will be treated as a non-taxable exchange under Section 1035 of the Code. Unless the Policy split is so treated, it could result in recognition of taxable income on the gain in the Policy. In addition, it is not clear whether, in all circumstances, the individual policies that result from a Policy split would be treated as life insurance policies under Section 7702 of the Code or would be classified as modified endowment contracts. The Policyowner should consult a competent tax adviser regarding the possible adverse tax consequences of a Policy split.

HOW ARE POLICY LOANS TAXED?

The Company believes that non-preferred loans received under the Policy will be treated as an indebtedness of the Policyowner for federal income tax purposes. Under current law, these loans will not constitute income for the Policyowner while the Policy is in force. There is a risk, however, that a preferred loan may be characterized by the IRS as a withdrawal and taxed accordingly. At the present time, the IRS has not issued any guidance on whether loans with the attributes of a preferred loan should be treated differently than a non-preferred loan. This lack of specific guidance makes the tax treatment of preferred loans uncertain. In the event pertinent IRS guidelines are issued in the future, you may convert your preferred loan to a non-preferred loan. However, it is possible that, notwithstanding the conversion, some or all of the loan could be treated as a taxable distribution from the Policy.

Section 264 of the Code restricts the deduction of interest on Policy loans. Consumer interest paid on Policy loans under an individually owned Policy is not tax deductible. No tax deduction for interest is allowed on Policy loans exceeding $50,000 in the aggregate, if the Insured is an officer or employee of, or is financially interested in, any business carried on by the taxpayer. There is an exception to this rule which permits a deduction for interest on loans up to $50,000 related to any business-owned policies covering officers or 20-percent owners, up to a maximum equal to the greater of (1) five individuals, or (2) the lesser of (a) 5% of the total number of officers and employees of the corporation, or (b) 20 individuals.

WHAT ARE ESTATE AND GENERATION-SKIPPING TAXES?

If you are the Policy owner and last surviving Insured under the Policy, the Death Proceeds will be included in your gross estate for federal estate tax purposes. Even if the last surviving Insured is not the Policy owner but retains incidents of ownership in the Policy, the Death Proceeds will also be included in the last surviving Insured's gross estate. Examples of incidents of ownership include the right to change beneficiaries, assign the Policy, revoke an assignment, pledge the Policy, or obtain a Policy loan. If you are the Policy owner and last surviving Insured under the Policy, and you transfer all incidents of ownership in the Policy, the Death Proceeds will be included in your gross estate if you die within three years from the date of the ownership transfer. State and local estate and inheritance taxes may also apply.

In addition, certain transfers of the Policy or Death Proceeds, either during life or at death, to individuals two or more generations below the transferor may be subject to the federal generation skipping transfer tax. This rule also applies if the transfer is to a trust for the benefit of individuals two or more generations below the transferor.

The individual situation of each owner or beneficiary will determine the extent, if any, to which transfer and inheritance taxes may be imposed and how ownership, transfer, or receipt of policy proceeds will be treated for purposes of federal, state and local taxes, including estate, inheritance, and generation-skipping taxes. Because these rules are complex, you should consult with a tax professional if you are contemplating a transfer to which these rules may apply, especially where benefits are passing to younger generations.

WHAT ARE MODIFIED ENDOWMENT POLICIES AND HOW ARE THEY TAXED?

The Technical and Miscellaneous Revenue Act of 1988 ("the 1988 Act") adversely affects the tax treatment of distributions under so-called "modified endowment contracts." A life insurance policy is treated as a modified endowment contract under Section 7702A of the Code if it meets the definition of life insurance in
Section 7702, but fails the "seven-pay test" of Section 7702A. The Policy would fail to satisfy the seven-pay test if the cumulative premiums paid under the Policy at any time during the first seven Policy years (or within seven years of a material change in the Policy) exceed the sum of the net level premiums that would have been paid, had the Policy provided for paid-up future benefits after the payment of seven level annual premiums. In addition, if benefits are reduced at anytime during the life of the Policy, there may be adverse tax consequences. Please consult your tax adviser.

If the Policy is considered a modified endowment contract, the Death Benefit will still qualify for the exclusion from gross income, and increases in Policy value are not subject to current taxation unless withdrawn or otherwise accessed. However, all distributions under the Policy will be taxed on an "income-first" basis. Most distributions received by the Policyowner directly or indirectly (including loans, withdrawals, surrenders, or the assignment or pledge of any portion of the Policy Value) will be includible in gross income to the extent that the cash Surrender Value of the Policy exceeds the Policyowner's investment in the Policy. Any additional amounts will be treated as a return of capital to the extent of the Policyowner's basis in the Policy. With certain exceptions, an additional 10% tax will be imposed on the portion of any distribution that is includible in income. All modified endowment contracts issued by the same insurance company to the same Policyowner during any calendar period will be treated as a single modified endowment contract in determining taxable distributions.

Currently, each Policy is reviewed when premiums are received to determine if it satisfies the seven-pay test. If the Policy does not satisfy the seven-pay test, the Company will notify the Policyowner of the option of requesting a refund of the excess premium. The refund process must be completed within 60 days after the Policy anniversary, or the Policy will be classified permanently as a modified endowment contract.

WHAT ARE THE DIVERSIFICATION REQUIREMENTS FOR THE SEPARATE ACCOUNT?

The Code also requires that the investment of each Sub-Account be adequately diversified in accordance with Treasury regulations in order to be treated as a life insurance Policy for tax purposes. Although the Company does not have control over the investments of the Funds, the Company believes that the Funds currently meet the Treasury's diversification requirements, and the Company will monitor continued compliance with these requirements. In connection with the issuance of previous regulations relating to diversification requirements, the Treasury Department announced that such regulations do not provide guidance concerning the extent to which Policyowners may direct their investments to particular divisions of a separate account. Regulations in this regard may be issued in the future. It is possible that if and when regulations are issued, the Policy may need to be modified to comply with such regulations. For these reasons, the Policy or the Company's administrative rules may be modified as necessary to prevent a Policyowner from being considered the owner of the assets of the Separate Account.

CAN I BE CONSIDERED THE OWNER OF THE SEPARATE ACCOUNT ASSETS FOR TAX PURPOSES?

The IRS has stated that you will be considered the owner of Separate Account assets if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the Separate Account investments may cause an investor to be treated as the owner of the Separate Account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct Sub-Account investments without being treated as owners of the underlying assets of the Separate Account.

Your rights under this Policy are different than those described by the IRS in rulings in which it found that contract owners were not owners of Separate Account assets. For example, you have the choice to allocate Premiums and Policy Values among more investment options. In addition, you may be able to transfer among investment options more frequently than in such rulings. These differences could result in you being treated as the owner of the Separate Account. If this occurs, income and gain from the Separate Account assets would be includible in your gross income. The Company does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your contract. We reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Separate Account. However we make no guarantee that such modification to the Policy will be successful.

                                OTHER INFORMATION

ARE THERE OTHER IMPORTANT POLICY PROVISIONS?

The following Policy provisions may vary in certain states in order to comply with requirements of the insurance laws, regulations and insurance regulatory agencies in those states.

POLICYOWNER
The Policyowner is named in the applications for the Policy. The Policyowner is generally entitled to exercise all rights under the Policy while the Insureds are alive, subject to the consent of any irrevocable Beneficiary (the consent of a revocable Beneficiary is not required). The consent of the Insureds is required whenever the Face Amount of insurance is increased.

BENEFICIARY
The Beneficiary is the person or persons to whom the insurance proceeds are payable upon the death of the last surviving Insured. Unless otherwise stated in the Policy, the Beneficiary has no rights in the Policy before the death of the last surviving Insured. While the Insureds are alive, you may change any Beneficiary unless you have declared a Beneficiary to be irrevocable. If no Beneficiary is alive when the last surviving Insured dies, the Policyowner (or the Policyowner's estate) will be the Beneficiary. If more than one Beneficiary is alive when the last surviving Insured dies, they will be paid in equal shares, unless you have chosen otherwise. Where there is more than one Beneficiary, the interest of a Beneficiary who dies before the last surviving Insured dies will pass to surviving Beneficiaries proportionally.

INCONTESTABILITY
The Company will not contest the validity of the Policy after it has been in force during the lifetimes of both Insureds for two years from the Date of Issue. The Company will not contest the validity of any increase in the Face Amount after such increase or rider has been in force during the lifetimes of both Insureds for two years from its effective date.

SUICIDE
The Death Proceeds will not be paid if either Insured commits suicide, while sane or insane, within two years from the Date of Issue. Instead, the Company will pay the Beneficiary an amount equal to all premiums paid for the Policy, without interest, less any outstanding Debt and less any partial withdrawals. If either Insured commits suicide, while sane or insane, generally within two years from the effective date of any increase in the Sum Insured, the Company's liability with respect to such increase will be limited to a refund of the cost thereof. The Beneficiary will receive the administrative charges and insurance charges paid for such increase.

NOTICE OF FIRST INSURED TO DIE
Within 90 days of the death of the first Insured to die, or as soon thereafter as is reasonably possible, you must mail to the Principal Office due proof of such death.

AGE
If the Age of either Insured as stated in the application for the Policy is not correct, benefits under the Policy will be adjusted to reflect the correct Age, if death of the last surviving Insured occurs prior to the Final Premium Payment Date. The adjusted benefit will be that which the most recent cost of insurance charge would have purchased for the correct Age. In no event will the Sum Insured be reduced to less than the Guideline Minimum Sum Insured.

ASSIGNMENT
The Policyowner may assign the Policy as collateral or make an absolute assignment of the Policy. All rights under the Policy will be transferred to the extent of the assignee's interest. The consent of the assignee may be required in order to make changes in premium allocations, to make transfers, or to exercise other rights under the Policy. The Company is not bound by an assignment or release thereof, unless it is in writing and is recorded at the Principal Office. When recorded, the assignment will take effect as of the date the Written Request was signed. Any rights created by the assignment will be subject to any payments made or actions taken by the Company before the assignment is recorded. The Company is not responsible for determining the validity of any assignment or release.

CAN THE COMPANY DELAY PAYMENTS TO ME?

Payments of any amount due from the Separate Account upon surrender, partial withdrawals, or death of the last surviving Insured, as well as payments of a Policy loan and transfers may be postponed whenever: (a) the New York Stock Exchange is closed for other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC or
(b) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets. Payments under the Policy of any amounts derived from the premiums paid by check may be delayed until such time as the check has cleared your bank.

The Company also reserves the right to defer payment of any amount due from the General Account upon surrender, partial withdrawal or death of the last surviving Insured, as well as payments of Policy loans and transfers from the General Account, for a period not to exceed six months.

DO I HAVE ANY VOTING RIGHTS?

To the extent required by law, the Company will vote Underlying Fund shares held by each Sub-Account in accordance with instructions received from Policyowners with Policy Value in such Sub-Account. If the 1940 Act or any rules thereunder should be amended, or if the present interpretation of the 1940 Act or such rules should change and, as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Policy, the Company reserves the right to do so.

Each person having a voting interest will be provided with proxy materials of the respective Underlying Fund, together with an appropriate form with which to give voting instructions to the Company. Shares held in each Sub-Account for which no timely instructions are received will be voted in proportion to the instructions which have been received by the Company. The Company also will vote shares held in the Separate Account that it owns and which are not attributable to the Policy in the same proportion.

The number of votes which a Policyowner has the right to instruct will be determined by the Company as of the record date established for the Underlying Fund. This number is determined by dividing each Policyowner's Policy Value in the Sub-Account, if any, by the net asset value of one share in the corresponding Underlying Fund in which the assets of the Sub-Account are invested.

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We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the Fund shares be voted so as (1) to cause a change in the sub-classification or investment objective of one or more of the Funds, or (2) to approve or disapprove an investment advisory contract for the Funds. In addition, the Company may disregard voting instructions that are in favor of any change in the investment policies or in any investment adviser or principal underwriter if the change has been initiated by Policyowners or the Trustees. Our disapproval of any such change must be reasonable and, in the case of a change in investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise is inappropriate in light of the objectives and purposes of the Funds. In the event we do disregard voting instructions, a summary of and the reasons for that action will be included in the next periodic report to Policyowners.

WHAT REPORTS WILL I RECEIVE CONCERNING MY POLICY?

The Company will maintain the records relating to the Separate Account. Statements of significant transactions such as premium payments, changes in specified Face Amount, changes in Sum Insured Option, transfers among Sub-Accounts and the General Account, partial withdrawals, increases in loan amount by you, loan repayments, lapse, termination for any reason, and reinstatement will be sent to you promptly. In addition, you will be sent periodic reports containing financial statements and other information for the Separate Account and the Underlying Funds as required by the 1940 Act.

An annual statement also will be sent to you within 30 days after a Policy anniversary. The annual statement will summarize all of the above transactions and deductions of charges during the Policy year. It also will set forth the status of the Death Proceeds, Policy Value, Surrender Value, amounts in the Sub-Accounts and General Account, and any Policy loan(s). The Owner should review the information in all statements carefully. All errors or corrections must be reported to the Company immediately to assure proper crediting to the Contract. The Company will assume that all transactions are accurately reported on confirmation statements and quarterly/annual statements unless the Owner notifies the Principal Office in writing within 30 days after receipt of the statement. In addition, you will be sent periodic reports containing financial statements and other information for the Separate Account and the Underlying Funds as required by the 1940 Act.

ARE THERE ANY PENDING LEGAL PROCEEDINGS INVOLVING THE SEPARATE ACCOUNT?


On July 24, 2002, an action captioned AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, AS TRUSTEE F/B/O EMERALD INVESTMENTS LIMITED PARTNERSHIP, AND EMERALD INVESTMENTS LIMITED PARTNERSHIP V. ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY, was commenced in the United States District Court for the Northern District of Illinois, Eastern Division. In 1999, plaintiffs purchased two variable annuity contracts with initial premiums aggregating $5 million. Plaintiffs, who the Company subsequently identified as engaging in frequent transfers of significant sums between sub-accounts that in our opinion constituted "market timing", were subject to restrictions upon such trading that we imposed in December 2001. Plaintiffs allege that such restrictions constituted a breach of the terms of the annuity contracts. In December 2003, the court granted partial summary judgment to the plaintiffs, holding that at least certain restrictions imposed on their trading activities violated the terms of the annuity contracts. We filed a motion for reconsideration and clarification of the court's partial summary judgment opinion, which was denied on April 8, 2004.

On May 19, 2004, plaintiffs filed a Brief Statement of Damages in which, without quantifying their damage claim, they outlined a claim for (i) amounts equal to the surrender charges imposed on the partial surrender by plaintiffs of the annuity contracts, (ii) loss of trading profits they expected over the remaining term of each annuity contract, and (iii) lost trading profits resulting from our alleged refusal to process five specific transfers in 2002 because of trading restrictions imposed on market timers. With respect to the lost profits, plaintiffs claim that pursuant to their trading strategy, they have been able to obtain returns of between 35% to 40% annually. Plaintiffs claim that they would have been able to continue to maintain such returns on the account values of their annuity contracts over the remaining terms of the annuity contracts (which are based in part on the lives of the named annuitants). The aggregate account value of plaintiffs' annuities was approximately $12.8 million in December 2001.

The Company intends to vigorously defend this matter, and regard plaintiffs claims for lost trading profits as being highly speculative and, in any case, subject to an obligation to mitigate damages. In addition, any damages for lost profits should, in our view, terminate as a result of the investment management industry's and regulators' actions to eliminate market timing, such as implementing "fair value" pricing.


MAY THE COMPANY ADD, DELETE OR SUBSTITUTE FUNDS?

The Company reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Underlying Fund are no longer available for investment or if in the Company's judgment further investment in any Underlying Fund should become inappropriate in view of the purposes of the Separate Account or the affected Sub-Account, the Company may redeem the shares of that Underlying Fund and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to a Policy interest in a Sub-Account without notice to the Policyowner and prior approval of the SEC and state insurance authorities, to the extent required by law. The Separate Account may, to the extent permitted by law, purchase other securities for other policies or permit a conversion between policies upon request by a Policyowner.

The Company also reserves the right to establish additional Sub-Accounts of the Separate Account, each of which would invest in shares of a new Underlying Fund or in shares of another investment company. Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Policyowners on a basis to be determined by the Company.

If any of these substitutions or changes are made, the Company may endorse the Policy to reflect the substitution or change, and will notify Policyowners of all such changes. If the Company deems it to be in the best interest of Policyowners, and subject to any approvals that may be required under applicable law, the Separate Account or any Sub-Account(s) may be operated as a management company under the 1940 Act, may be deregistered under the 1940 Act if registration is no longer required, or may be combined with other Sub-Accounts or other separate accounts of the Company.

WHAT IS MIXED AND SHARED FUNDING?

Shares of the Funds of the Trust also are issued to separate accounts of the Company and its affiliates which issue variable annuity contracts ("mixed funding"). Shares of the portfolios of the Underlying Funds also are issued to other unaffiliated insurance companies ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life Policyowners or variable annuity contract owners. Although the Company and the Underlying Investment Companies currently do not foresee any such disadvantages to either variable life insurance Policyowners or variable annuity contract owners, the Company and the respective Trustees intend to monitor events in order to identify any material conflicts and to determine what action, if any, should be taken. If the Trustees were to conclude that separate Funds should be established for variable life and variable annuity separate accounts, the Company will bear the expenses.

WHERE CAN I FIND THE FINANCIAL STATEMENTS OF THE COMPANY AND THE SEPARATE
ACCOUNT?

Financial Statements for the Company and for the Separate Account are included in the Statement of Additional Information. The financial statements of the Company should be considered only as a bearing on our ability to meet our obligations under the Policy. They should not be considered as a bearing on the investment performance of the assets held in the Separate Account.

                               THE GENERAL ACCOUNT

As discussed earlier, you may allocate Net Premiums and transfer Policy Value to the General Account. Because of exemption and exclusionary provisions in the securities laws, any amount in the General Account is not generally subject to regulation under the provisions of the1933 Act or the 1940 Act. Accordingly, the disclosures in this section have not been reviewed by the SEC. Disclosures regarding the fixed portion of the Policy and the General Account may, however, be subject to certain generally applicable provisions of the federal securities laws concerning the accuracy and completeness of statements made in prospectuses.

GENERAL DESCRIPTION
The General Account of the Company is made up of all of the general assets of the Company other than those allocated to any separate account. Allocations to the General Account become part of the assets of the Company and are used to support insurance and annuity obligations. Subject to applicable law, the Company has sole discretion over the investment of assets of the General Account.

A portion or all of Net Premiums may be allocated or transferred to accumulate at a fixed rate of interest in the General Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. The allocation or transfer of funds to the General Account does not entitle you to share in the investment experience of the General Account.

GENERAL ACCOUNT VALUES AND POLICY LOANS
The Company bears the full investment risk for amounts allocated to the General Account, and guarantees that interest credited to each Policyowner's Policy Value in the General Account will be at an effective annual yield of 4.0% ("Guaranteed Minimum Rate") compounded daily.

The Company may, AT ITS SOLE DISCRETION, credit a higher rate of interest ("excess interest"), although it is not obligated to credit interest in excess of 4%, and might not do so. The excess interest rate, if any, in effect on the date a premium is received at the Principal Office, however, is guaranteed on that premium for one year, unless the Policy Value associated with the premium becomes security for a Policy loan. AFTER SUCH INITIAL ONE-YEAR GUARANTEE OF INTEREST ON NET PREMIUM, ANY INTEREST CREDITED ON THE POLICY'S ACCUMULATED VALUE IN THE GENERAL ACCOUNT IN EXCESS OF THE GUARANTEED MINIMUM RATE PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF THE COMPANY. THE POLICYOWNER ASSUMES THE RISK THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE.

Even if excess interest is credited to accumulated value in the General Account, no excess interest will be credited to that portion of the Policy Value which is equal to the Debt. Such Policy Value, however, will be credited interest at an effective annual yield of at least 6%.

The Company guarantees that, on each Monthly Payment Date, the Policy Value in the General Account will be the amount of the Net Premiums allocated or the Policy Value transferred to the General Account, plus interest at an annual rate of 4%, plus any excess interest which the Company credits, less the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with loans, partial withdrawals, surrenders or transfers.

Policy loans also may be made from the Policy Value in the General Account.

DELAY OF PAYMENTS
Transfers, surrenders, partial withdrawals, Death Proceeds and Policy loans payable from the General Account may be delayed up to six months. If payment is delayed for 30 days or more, however, the Company will pay interest at least equal to an effective annual yield of 3 1/2% for the period of deferment. Amounts from the General Account used to pay premiums on policies with the Company will not be delayed.

                            GLOSSARY OF SPECIAL TERMS

ACCUMULATION UNIT: A measure of your interest in a Sub-Account.

AGE: An Insured's age as of the nearest birthday measured from the Policy anniversary.

BENEFICIARY: The person(s) designated by the owner of the Policy to receive the insurance proceeds upon the death of the last surviving Insured.

COMPANY: Unless otherwise specified, any reference to "We," "our," "us," and "the Company" refers to First Allmerica Financial Life Insurance Company for contracts issued in New York and Hawaii and to Allmerica Financial Life Insurance and Annuity Company for contracts issued in all other jurisdictions.

DATE OF ISSUE: The date set forth in the Policy used to determine the Monthly Payment Date, Policy months, Policy years, and Policy anniversaries.

DEATH PROCEEDS: Prior to the Final Premium Payment Date, the Death Proceeds equal the amount calculated under the applicable Sum Insured Option (Option 1 or Option 2), less Debt outstanding at death of the last surviving Insured, partial withdrawals, if any, partial withdrawal charges, and any due and unpaid Monthly Deductions. After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Policy, unless the Guaranteed Death Benefit rider is in effect. If the Rider is in effect, the Death Proceeds will be the greater of (a) the Face Amount as of the final Premium Payment Date, or (b) the Policy Value as of the date due proof of death for Option 2 and date of death for Option 1 is received by the Company. This Rider may not be available in all states.

DEBT: All unpaid Policy loans plus interest due or accrued on such loans.

DELIVERY RECEIPT: An acknowledgment, signed by the Policyowner and returned to the Company's Principal Office, that the Policyowner has received the Policy and the Notice of Withdrawal Rights.

EVIDENCE OF INSURABILITY: Information, including medical information satisfactory to the Company, that is used to determine the Insureds' Premium Class.

FACE AMOUNT: The amount of insurance coverage applied for. The Face Amount of each Policy is set forth in the specification pages of the Policy.

FINAL PREMIUM PAYMENT DATE: The Policy anniversary nearest the younger Insured's 95th birthday. The Final Premium Payment Date is the latest date on which a premium payment may be made. After this date, the Death Proceeds equal the Surrender Value of the Policy, unless the optional Guaranteed Death Benefit Rider is in effect. This Rider may not be available in all states. The Net Death Benefit may be different before and after the Final Payment Date.

GENERAL ACCOUNT: All the assets of the Company other than those held in a separate account.

GUIDELINE ANNUAL PREMIUM: The annual amount of premium that would be payable through the Final Premium Payment Date of the Policy for the specified Sum Insured, if premiums were fixed by the Company as to both timing and amount, and monthly cost of insurance charges were based on the 1980 Commissioners Standard Ordinary Mortality Tables (Mortality Table D, Smoker or Non-Smoker, for unisex Policies), net investment earnings at an annual effective rate of 5%, and fees and charges as set forth in the Policy and any Policy riders. The Sum Insured Option 1 Guideline Annual Premium is used when calculating the maximum surrender charge.

GUIDELINE MINIMUM SUM INSURED: The Guideline Minimum Sum Insured required to qualify the Policy as "life insurance" under federal tax laws. The Guideline Minimum Sum Insured varies by Age. It is calculated by multiplying the Policy Value by a percentage determined by the younger Insured's Age. The percentage factor is a percentage that, when multiplied by the Policy Value, determines the minimum death benefit required under federal tax laws. For both the Option 1 and the Option 2, the percentage factor is based on the younger Insured's attained age on Death of last surviving Insured, as set forth in GUIDELINE MINIMUM SUM INSURED TABLE 1 and TABLE 2 under THE DEATH BENEFIT, WHAT ARE THE SUM INSURED OPTIONS?

INSURANCE AMOUNT AT RISK: The Sum Insured less the Policy Value.

INSUREDS: The two persons covered under the Policy.

LOAN VALUE: The maximum amount that may be borrowed under the Policy.

MINIMUM MONTHLY FACTOR: The Minimum Monthly Factor is a monthly premium amount calculated by the Company and specified in the Policy. If, in the first 48 Policy months following Date of Issue or the effective date of an increase in the Face Amount or of a Policy Change which causes a change in the Minimum Monthly Factor:

     - You make premium payments (less debt, partial withdrawals and partial withdrawal charges) at least equal to the sum of the Minimum Monthly Factors for the number of months the Policy, increase in Face Amount or Policy Change has been in force, and
     -    Debt does not exceed Policy Value less surrender charges, then
     -    the Policy is guaranteed not to lapse during that period.

EXCEPT FOR THE 48 POLICY MONTH PERIODS, MAKING MONTHLY PAYMENTS AT LEAST EQUAL TO THE MINIMUM MONTHLY FACTOR DOES NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE.

MONTHLY DEDUCTION: Charges deducted monthly from the Policy Value of the Policy prior to the Final Premium Payment Date. The charges include the monthly cost of insurance, the monthly cost of any benefits provided by riders, and the monthly administrative charge.

MONTHLY PAYMENT DATE: The date on which the Monthly Deduction is deducted from Policy Value.

NET PREMIUM: An amount equal to the premium less a tax expense charge and premium expense charge.

PAID-UP INSURANCE: Joint survivorship insurance coverage for the lifetime of the Insureds, with no further premiums due.

POLICY CHANGE: Any change in the Face Amount, the deletion of a rider, or a change in the Sum Insured Option.

POLICY VALUE: The total amount available for investment under the Policy at any time. It is equal to the sum of (a) the value of the Accumulation Units credited to the Policy in the Sub-Accounts and (b) the accumulation in the General Account credited to that Policy.

POLICYOWNER: the person, persons or entity entitled to exercise the rights and privileges under the Policy.

PREMIUM CLASS: The risk classification that the Company assigns the Insureds based on the information in the application and any other Evidence of Insurability considered by the Company. The Insureds' Premium Class will affect the cost of insurance charge and the amount of premium required to keep the Policy in force.

PRINCIPAL OFFICE: The Company's office, located at 440 Lincoln Street, Worcester, Massachusetts 01653.

PRO-RATA ALLOCATION: In certain circumstances, you may specify from which Sub-Account certain deductions will be made or to which Sub-Account Policy Value will be allocated. If you do not, the Company will allocate the deduction or Policy Value among the General Account and the Sub-Accounts in the same proportion that the Policy Value in the General Account and the Policy Value in each Sub-Account bear to the total Policy Value on the date of deduction or allocation.

SEPARATE ACCOUNT: A Separate Account consists of assets segregated from the Company's other assets. The investment performance of the assets of each Separate Account is determined separately from the other assets of the Company. The assets of a Separate Account which are equal to the reserves and other contract liabilities are not chargeable with liabilities arising out of any other business which the Company may conduct.

SUB-ACCOUNT: A division of the Separate Account. Each Sub-Account invests exclusively in the shares of a corresponding Underlying Fund.

SUM INSURED: The amount payable upon the death of the last surviving Insured, before the Final Premium Payment Date, prior to deductions for Debt outstanding at the death of the last surviving Insured, partial withdrawals and partial withdrawal charges, if any, and any due and unpaid Monthly Deductions. The amount of the Sum Insured will depend on the Sum Insured Option chosen, but will always be at least equal to the Face Amount.

SURRENDER VALUE: The amount payable upon a full surrender of the Policy. It is the Policy Value less any Debt and applicable surrender charges.


UNDERLYING FUNDS (FUNDS): The investment portfolios of Allmerica Investment Trust ("AIT"), AIM Variable Insurance Funds ("AIM"), AllianceBernstein Variable Products Series Fund, Inc. ("Alliance"), Delaware VIP Trust ("Delaware VIP"), Fidelity Variable Insurance Products Funds ("Fidelity VIP"), Franklin Templeton Variable Insurance Products Trust ("FT VIP"), Janus Aspen Series ("Janus Aspen"), and T. Rowe Price International Series ("T. Rowe Price"), which are available under the Policy.


VALUATION DATE: A day on which the net asset value of the shares of any of the Underlying Funds is determined and Accumulation Unit values of the Sub-Accounts are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, partial withdrawal, or surrender of the Policy is received) when there is a sufficient degree of trading in an Underlying Fund's securities such that the current net asset value of the Sub-Accounts may be materially affected.

WRITTEN REQUEST: A request by the Policyowner in writing, satisfactory to the Company.

YOU OR YOUR: The Policyowner, as shown in the application or the latest change filed with the Company.

THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") INCLUDES ADDITIONAL INFORMATION ABOUT THE INHEIRITAGE ACCOUNT OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY AND THE INHEIRITAGE ACCOUNT OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY. THE SAI IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING 1-800-533-7881.

IF YOU OWN A POLICY AND WOULD LIKE MORE INFORMATION OR WOULD LIKE TO REQUEST A PERSONALIZED ILLUSTRATION OF DEATH BENEFITS, CASH SURRENDER VALUES AND CASH VALUES, YOU MAY CALL TOLL FREE 1-800-533-7881.

ALL CORRESPONDENCE MAY BE MAILED TO: ALLMERICA LIFE, P.O. BOX 8179, BOSTON, MA 02266-8179

INFORMATION ABOUT THE INHEIRITAGE ACCOUNT (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. REPORTS AND OTHER INFORMATION ABOUT THE INHEIRITAGE ACCOUNT ARE AVAILABLE ON THE COMMISSION'S INTERNET SITE AT http://www.sec.gov. COPIES OF THIS INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE, BY WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, 450 FIFTH STREET, NW, WASHINGTON, DC 20549-0102.


Inheiritage Account of Allmerica Financial Life Insurance and Annuity Company File No. 811-8120/33-70948

Inheiritage Account of First Allmerica Financial Life Insurance Company File No. 811-8304/33-74184

                               INHEIRITAGE ACCOUNT

                                       OF

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                               INHEIRITAGE ACCOUNT

                                       OF

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                       STATEMENT OF ADDITIONAL INFORMATION

          INDIVIDUAL FLEXIBLE PAYMENT VARIABLE LIFE INSURANCE POLICIES


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED APRIL 29, 2005 ("THE PROSPECTUS") FOR THE INDIVIDUAL FLEXIBLE PAYMENT VARIABLE LIFE INSURANCE POLICIES FUNDED BY THE INHEIRITAGE ACCOUNT OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY AND BY THE INHEIRITAGE ACCOUNT OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY. THE PROSPECTUS MAY BE OBTAINED FROM CLIENT SERVICES, ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY, 440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653, TELEPHONE 1-800-533-7881.

                              DATED: APRIL 29, 2005

                                TABLE OF CONTENTS


GENERAL INFORMATION AND HISTORY                                              3

SERVICES                                                                     4

         SERVICE PROVIDERS                                                   4
         OTHER SERVICE ARRANGEMENTS                                          4

UNDERWRITERS AND DISTRIBUTION                                                5

MORE INFORMATION ABOUT DEATH BENEFITS                                        6

         DEATH PROCEEDS                                                      6
         SUM INSURED OPTIONS                                                 6
         CHANGES IN SUM INSURED OPTIONS                                      9

ADDITIONAL INFORMATION ABOUT CHARGES AND DEDUCTIONS                          10

         WAIVER OR REDUCTION OF CHARGES                                      11
         CALCULATION OF MAXIMUM SURRENDER CHARGES                            11

PERFORMANCE INFORMATION                                                      14

         OTHER PERFORMANCE INFORMATION                                       14

FINANCIAL STATEMENTS                                                         F-1

                         GENERAL INFORMATION AND HISTORY

First Allmerica Financial Life Insurance Company ("First Allmerica"), originally organized under the laws of Massachusetts in 1844, is among the five oldest life insurance companies in America. Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial") is a life insurance company organized under the laws of Delaware in July 1974. Prior to December 31, 2002, First Allmerica was the immediate parent of Allmerica Financial and a direct subsidiary of Allmerica Financial Corporation ("AFC"). Effective December 31, 2002, Allmerica Financial became a Massachusetts domiciled insurance company and a direct wholly-owned subsidiary of AFC, while First Allmerica became a wholly-owned subsidiary of Allmerica Financial (and thereby became an indirect wholly-owned subsidiary of AFC). Their principal office is located at 440 Lincoln Street, Worcester, MA 01653, telephone 508-855-1000.


Allmerica Financial and First Allmerica are subject to the laws of the state of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, they are subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. As of December 31, 2004, Allmerica Financial and its subsidiaries had over $17.1 billion in combined assets and over $23.5 billion of life insurance in force, and First Allmerica had over $4.2 billion in assets and over $5.2 billion of life insurance in force. Allmerica Financial and First Allmerica are referred to collectively as the Company."


The Inheiritage Account of Allmerica Financial is a separate investment account established on February 2, 1993 and the Inheiritage Account of First Allmerica is a separate investment account established on November 3, 1993. Each meets the definition of "separate account" under federal securities laws, and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). The Inheiritage Accounts are referred to collectively as the "Variable Account." This registration does not involve SEC supervision of the management or investment practices or policies of the Variable Account or of the Companies. We reserve the right, subject to law, to change the names of the Variable Account and the sub-accounts.

Several Sub-Accounts of the Variable Account are available under the Inheiritage contract (the "Contract"). Each Sub-Account invests in a corresponding investment portfolio:


ALLMERICA INVESTMENT TRUST (SERVICE SHARES)                 DELAWARE VIP TRUST
AIT Core Equity Fund                                        Delaware VIP International Value Equity Series
AIT Equity Index Fund
AIT Government Bond Fund                                    FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS
AIT Money Market Fund                                       Fidelity VIP Asset Manager Portfolio
AIT Select Capital Appreciation Fund                        Fidelity VIP Equity-Income Portfolio
AIT Select Growth Fund                                      Fidelity VIP Growth Portfolio
AIT Select International Equity Fund                        Fidelity VIP High Income Portfolio
AIT Select Investment Grade Income Fund                     Fidelity VIP Overseas Portfolio
AIT Select Value Opportunity Fund
                                                            FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
AIM VARIABLE INSURANCE FUNDS  (SERIES I SHARES)             (CLASS 2)
AIM V.I. Health Sciences Fund                               FT VIP Franklin Large Cap Growth Securities Fund
                                                            FT VIP Franklin Small-Mid Cap Growth Securities Fund
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
(CLASS B)                                                   JANUS ASPEN SERIES (SERVICE SHARES)
AllianceBernstein Large Cap Growth Portfolio                Janus Aspen Large Cap Growth Portfolio

                                                            T. ROWE PRICE INTERNATIONAL SERIES, INC.
                                                            T. Rowe Price International Stock Portfolio

                                    SERVICES

SERVICE PROVIDERS

CUSTODIAN OF SECURITIES. Allmerica Financial serves as custodian of the assets of the VEL Account II of Allmerica Financial, and First Allmerica serves as custodian of the assets of the VEL Account II of First Allmerica. Underlying Fund shares owned by the Sub-Accounts are held on an open account basis. The Company's ownership of Underlying Fund shares is reflected on the records of the Underlying Fund and is not represented by any transferable stock certificates.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP is the Company's Independent Registered Public Accounting Firm.
PricewaterhouseCoopers LLP is located at 125 High Street, Boston MA 02110.


MAIL ROOM SERVICES. Boston Financial Data Services, Inc. with principal offices at 2 Heritage Drive, North Quincy, Massachusetts 02171, provides mailroom service facilities and lockbox services to the Company.

OTHER SERVICE ARRANGEMENTS

We may enter into certain arrangements under which we (or our affiliates) are compensated by the investment advisers, distributors and/or affiliates of the underlying funds for the distribution and/or administrative services which we provide to the underlying funds. The amount of the compensation usually is based on the aggregate net asset value of assets held in the separate account of the Company that are invested in an underlying funds. The amounts we receive under these arrangements currently range from 0.10% to 0.40%.

                          UNDERWRITERS AND DISTRIBUTION

VeraVest Investments, Inc. ("VeraVest", formerly Allmerica Investments, Inc.), a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. ("NASD"), serves as principal underwriter and general distributor for the Policy pursuant to a contract with the Company and the Variable Account. VeraVest is located at 440 Lincoln Street, Worcester, Massachusetts 01653, and is presently a wholly-owned by Allmerica Financial. The Policies were sold by agents of the Company who were registered representatives of VeraVest or of certain independent broker-dealers which are members of the NASD. The Company has effectively ceased issuing new Policies.

The Company pays commissions to registered representatives who sold the Policy based on a commission schedule. After issue of the Policy or an increase in Face Amount, commissions generally equal 50% of the first year premiums up to a basic premium amount established by the Company. Thereafter, commissions will generally equal 3.5% of any additional premiums. However, we may pay higher amounts under certain circumstances.

The Company intends to recoup the commission and other sales expense through a combination of the deferred sales charge component of the anticipated surrender and partial withdrawal charges, and the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company. There is no additional charge to you or to the Separate Account. Any surrender charge assessed on the Policy will be retained by the Company except for amounts it may pay to VeraVest for services it performs and expenses it may incur as principal underwriter and general distributor services.


The aggregate amounts of commissions paid to VeraVest for sales of all policies funded by the Inheiritage Account of Allmerica Financial for the years 2002, 2003 and 2004 were $8,053,548.51, $3,899,427.61 and $2,037,196.73. The aggregate amounts of commissions paid to Allmerica Investments for sales of all policies funded by the Inheiritage Account of First Allmerica for the years 2002, 2032 and 2004 were $1,092,503.88, $384,478.71 and $244,180.23. No commissions were retained by VeraVest for sales of all contracts funded by the Inheiritage Account for the years 2002, 2003 and 2004.

                      MORE INFORMATION ABOUT DEATH BENEFITS

If the Policy is in effect at the death of the last surviving Insured, the Company will pay a death benefit (the "Death Proceeds") to the Beneficiary. The Policy provides for the payment of certain Death Proceeds to the named Beneficiary upon the death of the last surviving Insured. There are no Death Proceeds payable on death of the first Insured to die.

Prior to the Final Premium Payment Date, the Death Proceeds equal the Sum Insured, less any Debt, partial withdrawals, and any due and unpaid charges. You may choose either Sum Insured Option 1 (the Sum Insured is fixed in amount) or Sum Insured Option 2 (the Sum Insured includes the Policy Value in addition to a fixed insurance amount). The Policyowner has the right to change the Sum Insured option, subject to certain conditions. A Guideline Minimum Sum Insured, equivalent to a percentage of the Policy Value, will apply if greater than the Sum Insured otherwise payable under Option 1 or Option 2.

In certain circumstances, the Policy may be considered a "modified endowment contract." Under the Internal Revenue Code of 1986 ("Code"), any Policy loan, partial withdrawal or surrender from a modified endowment contract may be subject to tax and tax penalties.

DEATH PROCEEDS

The Policy provides two death benefit options: The Option 1 and the Option 2 The Policy provides for the payment of the Death Proceeds under the applicable death benefit option to the named Beneficiary on the death of the last surviving Insured. There are no Death Proceeds payable on the death of the first Insured to die. Within 90 days of the death of the first Insured to die, or as soon thereafter as is reasonably possible, due proof of such death must be received at the Principal Office. As long as the Policy remains in force, the Company will pay the Death Proceeds to the named Beneficiary, upon due proof of the death of the last surviving Insured.

The Company will normally pay the Death Proceeds within seven days of receiving due proof of the death of the last surviving Insured, but the Company may delay payments under certain circumstances The Death Proceeds may be received by the Beneficiary in cash or under one or more of the payment options set forth in the Policy.

Prior to the Final Premium Payment Date, the Death Proceeds are:

     - the Sum Insured provided under Option 1 or Option 2, whichever is elected and in effect on the date of death of the last surviving Insured; plus

     - any additional insurance on the Insureds' lives that is provided by rider; minus

     - any outstanding Debt, any partial withdrawals and partial withdrawal charges, and any Monthly Deductions due and unpaid through the Policy month in which the last surviving Insured dies.

After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Policy. The amount of Death Proceeds payable will be determined as of the date the Company receives due proof of death of the last surviving Insured for Option 2 and date of death of the last surviving Insured for Option 1.

SUM INSURED OPTIONS

The Policy provides two Sum Insured Options: Option 1 and Option 2, as described below. You designate the desired Sum Insured Option in the applications. You may change the option once per Policy year by Written Request. There is no charge for a change in option.

Under Option 1, the Sum Insured is equal to the greater of the Face Amount of insurance or the Guideline Minimum Sum Insured. Under Option 2, the Sum Insured is equal to the greater of the Face Amount of insurance plus the Policy Value or the Guideline Minimum Sum Insured.

GUIDELINE MINIMUM SUM INSURED

The Guideline Minimum Sum Insured is equal to a percentage of the Policy Value as set forth in the first Table below (for all Policies issued in Pennsylvania and for certain other Policies* described below, Table 2 applies). The Guideline Minimum Sum Insured is determined in accordance with Code regulations to ensure that the Policy qualifies as a life insurance contract and that the insurance proceeds will be excluded from the gross income of the Beneficiary.

                    GUIDELINE MINIMUM SUM INSURED -- TABLE 1
           (AGE OF YOUNGER INSURED ON DEATH OF LAST SURVIVING INSURED)

          AGE                                 PERCENTAGE
          ---                                 ----------
          Under 60                                300%
          60                                      300%
          61                                      293%
          62                                      286%
          63                                      279%
          64                                      272%
          65                                      265%
          66                                      258%
          67                                      251%
          68                                      244%
          69                                      237%
          70                                      230%
          71                                      223%
          72                                      217%
          73                                      211%
          74                                      205%
          75                                      198%
          76                                      192%
          77                                      186%
          78                                      180%
          79                                      173%
          80                                      167%
          81                                      163%
          82                                      159%
          83                                      155%
          84                                      151%
          85                                      147%
          86                                      143%
          87                                      139%
          88                                      135%
          89                                      130%
          90                                      125%
          91                                      120%
          92                                      115%
          93                                      110%
          94                                      105%
          95                                      100%
          Over 95                                 100%

For all Policies issued in Pennsylvania and for certain other Policies* described below, GUIDELINE MINIMUM SUM INSURED -- TABLE 2 applies, as follows:

                    GUIDELINE MINIMUM SUM INSURED -- TABLE 2
           (AGE OF YOUNGER INSURED ON DEATH OF LAST SURVIVING INSURED)

AGE                                 PERCENTAGE
---                                 ----------
Thru 40                                 250%
41                                      243%
42                                      236%
43                                      229%
44                                      222%
45                                      215%
46                                      209%
47                                      203%
48                                      197%
49                                      191%
50                                      185%
51                                      178%
52                                      171%
53                                      164%
54                                      157%
55                                      150%
56                                      146%
57                                      142%
58                                      138%
59                                      134%
60                                      130%
61                                      128%
62                                      126%
63                                      124%
64                                      122%
65                                      120%
66                                      119%
67                                      118%
68                                      117%
69                                      116%
70                                      115%
71                                      113%
72                                      111%
73                                      109%
74                                      107%
75 thru 90                              105%
91                                      104%
92                                      103%
93                                      102%
94                                      101%
95                                      100%

* For a period of 90 days after a state insurance department has approved the use of GUIDELINE MINIMUM SUM INSURED -- TABLE 2, the Company will permit Policyowners in that state to endorse the Policy to elect GUIDELINE MINIMUM SUM INSURED -- TABLE 2. After a state insurance department has approved its use, all new Policies issued in that state will utilize GUIDELINE MINIMUM SUM INSURED -- TABLE 2.

Under both Option 1 and Option 2 the Sum Insured provides insurance protection. Under Option 1, the Sum Insured remains level unless the applicable percentage of Policy Value under Guideline Minimum Sum Insured exceeds the Face Amount, in which case the Sum Insured will vary as the Policy Value varies. Under Option 2, the Sum Insured varies as the Policy Value changes.

For any Face Amount, the amount of the Sum Insured and the Death Proceeds will be greater under Option 2 than under Option 1, since the Policy Value is added to the specified Face Amount and included in the Death Proceeds only under Option 2. However, the cost of insurance included in the Monthly Deduction will be greater, and thus the rate at which Policy Value will accumulate will be slower, under Option 2 than under Option 1 (assuming the same specified Face Amount and the same actual premiums paid).

If the Policyowner desires to have premium payments and investment performance reflected in the amount of the Sum Insured, the Policyowner should choose Option
2. If the Policyowner desires premium payments and investment performance reflected to the maximum extent in the Policy Value, you should select Option 1.

EXAMPLES
For purposes of this illustration, assume that the younger Insured is under the Age of 40, that there is no outstanding Debt, and that GUIDELINE MINIMUM SUM INSURED -- TABLE 1 applies.

EXAMPLE OF OPTION 1
Under Option 1, a Policy with a $300,000 Face Amount will generally have a Sum Insured equal to $300,000. However, because the Sum Insured must be equal to or greater than 300% of Policy Value, if at any time the Policy

Value exceeds $100,000, the Sum Insured will exceed the $300,000 Face Amount. In this example, each additional dollar of Policy Value above $100,000 will increase the Sum Insured by $3.00.

For example:
     if Policy Value is $125,000, the Guideline Minimum Sum Insured will be $375,000 ($125,000 x 3.00);
     if Policy Value is $150,000, the Guideline Minimum Sum Insured will be $450,000 ($150,000 x 3.00); and
     if Policy Value is $200,000, the Guideline Minimum Sum Insured will be $600,000 ($200,000 x 3.00).

Similarly, so long as Policy Value exceeds $100,000, each dollar taken out of Policy Value will reduce the Sum Insured by $3.00. If, for example, the Policy Value is reduced from $125,000 to $100,000 because of partial withdrawals, charges or negative investment performance, the Sum Insured will be reduced from $375,000 to $300,000. If at any time, however, the Policy Value multiplied by the applicable percentage is less than the Face Amount, the Sum Insured will equal the Face Amount of the Policy.

The applicable percentage becomes lower as the younger Insured's Age increases. If the younger Insured's Age in the above example were, for example, 70 (rather than between 0 and 40), the applicable percentage would be 230%. The Sum Insured would not exceed the $300,000 Face Amount unless the Policy Value exceeded $130,436 (rather than $100,000), and each dollar then added to or taken from Policy Value would change the Sum Insured by $2.30.

EXAMPLE OF OPTION 2
For purposes of this illustration, assume that the younger Insured is under the Age of 40 and that there is no outstanding Debt, and that GUIDELINE MINIMUM INSURED -- TABLE 1 applies.

Under Option 2, a Policy with a Face Amount of $300,000 will generally produce a Sum Insured of $300,000 plus Policy Value. For example, a Policy with Policy Value of $50,000 will produce a Sum Insured of $350,000 ($300,000 v $50,000);
Policy Value of $80,000 will produce a Sum Insured of $380,000 ($300,000 v $80,000); Policy Value of $100,000 will produce a Sum Insured of $400,000 ($300,000 v $100,000). However, the Sum Insured must be at least 300% of the Policy Value. Therefore, if the Policy Value is greater than $150,000, 300% of that amount will be the Sum Insured, which will be greater than the Face Amount plus Policy Value. In this example, each additional dollar of Policy Value above $150,000 will increase the Sum Insured by $3.00.

For example:
     if Policy Value is $200,000, the Guideline Minimum Sum Insured will be $600,000 ($200,000 x 3.00);
     if Policy Value is $250,000, the Guideline Minimum Sum Insured will be $750,000 ($250,000 x 3.00); and
     if Policy Value is $300,000, the Guideline Minimum Sum Insured will be $900,000 ($300,000 x 3.00).

Similarly, if Policy Value exceeds $150,000, each dollar taken out of Policy Value will reduce the Sum Insured by $3.00. If, for example, the Policy Value is reduced from $200,000 to $150,000 because of partial withdrawals, charges or negative investment performance, the Sum Insured will be reduced from $600,000 to $450,000. If at any time, however, Policy Value multiplied by the applicable percentage is less than the Face Amount plus Policy Value, then the Sum Insured will be the current Face Amount plus Policy Value.

The applicable percentage becomes lower as the younger Insured's Age increases. If the Insured's Age in the above example were 70, the applicable percentage would be 230%, so that the Sum Insured must be at least 2.30 times the Policy Value. The amount of the Sum Insured would be the sum of the Policy Value plus $300,000 unless the Policy Value exceeded $230,769 (rather than $150,000). Each dollar added to or subtracted from the Policy would change the Sum Insured by $2.30.

The Sum Insured under Option 2 will always be the greater of the Face Amount plus Policy Value or the Policy Value multiplied by the applicable percentage.

CHANGES IN SUM INSURED OPTION

Generally, the Sum Insured Option in effect may be changed once each Policy year by sending a Written Request for change to the Principal Office. Changing Sum Insured Options will not require Evidence of Insurability. The effective date of any such change will be the Monthly Payment Date on or following the date of receipt of the request. No charges will be imposed on changes in Sum Insured Options.

CHANGE FROM OPTION 1 TO OPTION 2
If the Sum Insured Option is changed from Option 1 to Option 2, the Face Amount will be decreased to equal the Sum Insured less the Policy Value on the effective date of the change. This change may not be made if it would result in a Face Amount less than $100,000. A change from Option 1 to Option 2 will not alter the amount of the Sum Insured at the time of the change, but will affect the determination of the Sum Insured from that point on. Because the Policy Value will be added to the new specified Face Amount, the Sum Insured will vary with the Policy Value. Thus, under Option 2, the Insurance Amount at Risk will always equal the Face Amount unless the Guideline Minimum Sum Insured is in effect. The cost of insurance may also be higher or lower than it otherwise would have been without the change in Sum Insured Option.

CHANGE FROM OPTION 2 TO OPTION 1
If the Sum Insured Option is changed from Option 2 to Option 1, the Face Amount will be increased to equal the Sum Insured which would have been payable under Option 2 on the effective date of the change (i.e. the Face Amount immediately prior to the change plus the Policy Value on the date of the change). The amount of the Sum Insured will not be altered at the time of the change. However, the change in option will affect the determination of the Sum Insured from that point on, since the Policy Value will no longer be added to the Face Amount in determining the Sum Insured; the Sum Insured will equal the new Face Amount (or, if higher, the Guideline Minimum Sum Insured). The cost of insurance may be higher or lower than it otherwise would have been since any increases or decreases in Policy Value will, respectively, reduce or increase the Insurance Amount at Risk under Option 1. Assuming a positive net investment return with respect to any amounts in the Separate Account, changing the Sum Insured Option from Option 2 to Option 1 will reduce the Insurance Amount at Risk and therefore the cost of insurance charge for all subsequent Monthly Deductions, compared to what such charge would have been if no such change were made.

A change in Sum Insured Option may result in total premiums paid exceeding the then current maximum premium limitation determined by IRS rules. In such event, the Company will pay the excess to you.

               ADDITIONAL INFORMATION ABOUT CHARGES AND DEDUCTIONS

WAIVER OR REDUCTION OF CHARGES

The Company may waive or reduce the premium tax charge, administrative charges, surrender charge, or 5% partial withdrawal charge, and will not pay commissions on Policies, where the Insured is within the following class of individuals:

     All employees of First Allmerica and its affiliates and subsidiaries located at First Allmerica's home office (or at off-site locations if such employees are on First Allmerica's home office payroll); all directors of First Allmerica and its affiliates and subsidiaries; all retired employees of First Allmerica and its affiliates and subsidiaries eligible under First Allmerica Companies' Pension Plan or any successor plan; all General Agents, agents and field staff of First Allmerica; and all spouses, children, siblings, parents and grandparents of any individuals identified above, who reside in the same household.

CALCULATION OF MAXIMUM SURRENDER CHARGES

A separate surrender charge is calculated upon issuance of the Policy and upon each increase in Face Amount. The maximum surrender charge is equal to the sum of (a) plus (b), where (a) is a deferred administrative charge equal to $8.50 per $1,000 of initial Face Amount (or Face Amount increase), and (b) is a deferred sales charge of 48% of premiums received up to a maximum number of Guideline Annual Premiums (GAPs), based on the joint life expectancy of both Insureds, subject to the deferred sales charge that varies as shown below by average issue Age or average Age at time of increase, as applicable:

                     APPLICABLE AGE          MAXIMUM GAPS
                     --------------          ------------
                          5-75                   1.95
                           76                    1.92
                           77                    1.81
                           78                    1.69
                           79                    1.60
                           80                    1.50
                           81                    1.40
                           82                    1.31

A further limitation is imposed based on the Standard Nonforfeiture Law of each state. The maximum surrender charges upon issuance of the Policy and upon each increase in Face Amount are shown in the table below. During the first two Policy years following issue or an increase in the Face Amount, the actual surrender charge may be less than the maximum.

The maximum surrender charge initially remains level for 40 months, declines by one-half of one percent of the initial amount for 80 months, and then declines by one percent each month thereafter, reaching zero at the end of 180 Policy months (15 Policy years). The factors used in calculating the maximum surrender charges vary with the issue Age of the younger Insured as indicated in the table that follows:

             INITIAL MAXIMUM SURRENDER CHARGE PER $1,000 FACE AMOUNT

     YOUNGER         INITIAL
      ISSUE         SURRENDER
       AGE           CHARGE
       ---           ------
        5             5.00
        6             5.00
        7             5.00
        8             5.00
        9             5.00
        10            5.00
        11            5.00
        12            5.00
        13            5.00
        14            5.00
        15            5.00
        16            5.00
        17            5.00
        18            5.00
        19            5.00
        20            5.00
        21            5.40
        22            5.80
        23            6.20
        24            6.60
        25            7.00
        26            7.40
        27            7.80
        28            8.20
        29            8.60
        30            9.00
        31            9.40
        32            9.80
        33           10.20
        34           10.60
        35           11.00
        36           11.40
        37           11.80
        38           12.20
        39           12.60
        40           13.00
        41           13.40
        42           13.80
        43           14.20
        44           14.60
        45           15.00
        46           15.40
        47           15.80
        48           16.20
        49           16.60
        50           17.00
        51           17.40
        52           17.80
        53           18.20
        54           18.60
        55           19.00
        56           20.00
        57           21.00
        58           22.00
        59           23.00
        60           24.00
        61           25.00
        62           26.00
        63           27.00
        64           28.00
        65           29.00
        66           30.00
        67           31.00
        68           32.00
        69           33.00
        70           34.00
        71           35.00
        72           35.00
        73           35.00
        74           35.00
        75           35.00
        76           35.00
        77           35.00
        78           35.00
        79           35.00
        80           35.00

EXAMPLES

For the purposes of these examples, assume that two non-smokers, each Age 55, are covered as the Insureds under a $1,000,000 Policy. In this example the Guideline Annual Premium ("GAP") equals $16,861.10. The maximum surrender charge for the policy is calculated as follows:

     (a)   Deferred Administrative Charge                           $   8,500.00
           ($8.50/$1,000 of Face Amount)

     (b)   Deferred Sales Charge
           (48% x 1.95 GAPs)                                        $  15,781.99
                                                                    ------------

                  TOTAL                                             $  24,281.99

               Maximum Surrender Charge per Table (19.00 x 1,000)   $  19,000.00

During the first two Policy years after the Date of Issue, the actual surrender charge is the smaller of the maximum surrender charge and the following sum:

      (a)  Deferred Administrative Charge                           $   8,500.00
           ($8.50/$1,000 of Face Amount)

      (b)  Deferred Sales Charge                                          Varies
           (not to exceed 25% of Premiums received,
           subject to the deferred sales charge)

                                                                    ------------

                                                                   Sum of (a) and

(b)

The maximum surrender charge is $19,000. All premiums are associated with the initial Face Amount unless the Face Amount is increased.

EXAMPLE 1:

Assume the Policyowner surrenders the Policy in the 10th policy month, having paid total premiums of $7,500. The actual surrender charge would be $10,375.

EXAMPLE 2:

Assume the Policyowner surrenders the Policy in the 120th month. After the 40th Policy month, the maximum surrender charge decreases by 0.5% per month during this period ($95 per month in this example). In this example, the maximum surrender charge would be $11,400.

                             PERFORMANCE INFORMATION

The Policy was first offered to the public in 1994. The Company may advertise "Total Return" and "Average Annual Total Return" performance information based on the periods that the Sub-Accounts have been in existence (Table I and Table
III) and based on the periods that the Underlying Funds have been in existence (Table II and Table IV). The results for any period prior to the Policy being offered will be calculated as if the Policy had been offered during that period of time, with all charges assumed to be those applicable to the Sub-Accounts and the underlying funds.

The returns in the tables reflect the charges assessed against the Separate Account (e.g., the mortality and expense risk charge and the administration charge) and all charges and expenses of the Underlying Funds. However, the tax expense and premium expense charges, the charges that vary with each Policy because they are based on certain factors that vary with the individual characteristics of the Insured (e.g., the Monthly Deduction and Surrender Charges), and transaction charges are not reflected in the rates of return shown below. If these charges were deducted, the returns in the Tables would have been significantly lower. The tables do not illustrate how investment performance of the underlying funds will affect policy values and benefits because they do not reflect deduction of all applicable policy charges.

In each table, "One-Year Total Return" refers to the total of the income generated by a Sub-Account, based on certain charges and assumptions as described in the respective tables, for the one-year period ended December 31, 2002. "Average Annual Total Return" is based on the same charges and assumptions, but reflects the hypothetical annually compounded return that would have produced the same cumulative return if the Sub-Account's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in annual performance return, they are not the same as actual year-by-year results.

OTHER PERFORMANCE INFORMATION

We may compare performance information for a sub-account in reports and promotional literature to:

     -    Standard & Poor's 500 Composite Stock Price Index (S&P 500)
     -    Dow Jones Industrial Average (DJIA)
     -    Shearson, Lehman Aggregate Bond Index
     - Other unmanaged indices of unmanaged securities widely regarded by investors as representative of the securities markets
     - Other groups of variable life separate accounts or other investment products tracked by Lipper Inc.
     - Other services, companies, publications or persons, such as Morningstar, Inc., who rank the investment products on performance or other criteria
     -    The Consumer Price Index

In advertising, sales literature, publications or other materials, we may give information on various topics of interest to Policy owners and prospective Policy owners. These topics may include:

     - The relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation and automatic account rebalancing)
     - The advantages and disadvantages of investing in tax-deferred and taxable investments
     -    Customer profiles and hypothetical payment and investment scenarios
     -    Financial management and tax and retirement planning
     - Investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Policies and the characteristics of and market for the financial instruments.

At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service ("Moody's"), Standard &

Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/heath insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Portfolios.

                                     TABLE I
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                          AVERAGE ANNUAL TOTAL RETURNS

                      FOR PERIODS ENDING DECEMBER 31, 2004

                         SINCE INCEPTION OF SUB-ACCOUNTS
            (EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES)

The following performance information is based on the periods that the Sub-Accounts have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT THE TAX EXPENSE AND PREMIUM EXPENSE CHARGES, MONTHLY CHARGES UNDER THE POLICIES, SURRENDER CHARGES, OR TRANSACTION CHARGES. IF THESE CHARGES WERE DEDUCTED, PERFORMANCE WOULD HAVE BEEN SIGNIFICANTLY LOWER IN THE TABLE BELOW. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Sub-Account individually.


                                                                                         10 YEARS
                                                       SUB-ACCOUNT   FOR YEAR            OR SINCE
                                                        INCEPTION     ENDED       5      INCEPTION
                                                          DATE       12/31/04    YEARS   (IF LESS)
--------------------------------------------------------------------------------------------------
AIT Core Equity Fund                                     05/11/94        9.14%   -5.19%       8.35%
AIT Equity Index Fund                                    09/19/94        9.06%   -3.69%      10.31%
AIT Government Bond Fund                                 06/30/94        0.94%    4.86%       4.94%
AIT Money Market Fund                                    05/26/94       -0.25%    1.61%       2.93%
AIT Select Capital Appreciation Fund                     04/30/95       17.26%    5.31%      12.18%
AIT Select Growth Fund                                   05/19/94        6.21%  -10.51%       6.86%
AIT Select International Equity Fund                     05/03/94       13.15%   -4.48%       5.81%
AIT Select Investment Grade Income Fund                  05/01/94        2.78%    5.48%       5.82%
AIT Select Value Opportunity Fund                        06/01/94       17.98%   13.90%      13.07%
AIM V.I. Health Sciences Fund                            05/01/01        6.33%     N/A        0.60%
AllianceBernstein Large Cap Growth Portfolio             05/01/01        7.10%     N/A       -7.05%
Delaware VIP International Value Equity Series           05/11/94       20.39%    5.30%       8.57%
Fidelity VIP Asset Manager Portfolio                     05/11/94        4.26%   -0.25%       6.78%
Fidelity VIP Equity-Income Portfolio                     05/01/94       10.25%    3.26%      10.04%
Fidelity VIP Growth Portfolio                            05/11/94        2.19%   -7.86%       8.71%
Fidelity VIP High Income Portfolio                       05/12/94        8.33%   -1.40%       3.95%
Fidelity VIP Overseas Portfolio                          04/28/94       12.33%   -4.81%       5.10%
FT VIP Franklin Large Cap Growth Securities Fund         05/01/01        6.69%     N/A       -3.17%
FT VIP Franklin Small-Mid Cap Growth Securities Fund     05/01/01       10.19%     N/A       -0.55%
Janus Aspen Large Cap Growth Portfolio                   05/01/01        3.00%     N/A       -7.09%
T. Rowe Price International Stock Portfolio              07/02/95       12.47%   -6.05%       3.27%


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                    TABLE II
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                    SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS

                      FOR PERIODS ENDING DECEMBER 31, 2004

                      SINCE INCEPTION OF UNDERLYING FUND(1)
            (EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES)

The following performance information is based on the periods that the Underlying Funds have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT THE TAX EXPENSE AND PREMIUM EXPENSE CHARGES, MONTHLY CHARGES UNDER THE POLICIES OR SURRENDER CHARGES. IF THESE CHARGES WERE DEDUCTED, PERFORMANCE WOULD HAVE BEEN SIGNIFICANTLY LOWER IN THE TABLE BELOW. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Sub-Account individually.


                                                          UNDERLYING                        10 YEARS
                                                           PORTFOLIO    FOR YEAR            (OR SINCE
                                                           INCEPTION     ENDED        5     INCEPTION
                                                             DATE       12/31/04    YEARS   IF LESS)
-----------------------------------------------------------------------------------------------------
AIT Core Equity Fund*                                       04/29/85        9.14%   -5.19%       8.35%
AIT Equity Index Fund*                                      09/28/90        9.06%   -3.69%      10.31%
AIT Government Bond Fund*                                   08/26/91        0.94%    4.86%       4.94%
AIT Money Market Fund*                                      04/29/85       -0.25%    1.61%       2.93%
AIT Select Capital Appreciation Fund*                       04/28/95       17.26%    5.31%      12.18%
AIT Select Growth Fund*                                     08/21/92        6.21%  -10.51%       6.86%
AIT Select International Equity Fund*                       05/02/94       13.15%   -4.48%       5.81%
AIT Select Investment Grade Income Fund*                    04/29/85        2.78%    5.48%       5.82%
AIT Select Value Opportunity Fund*                          04/30/93       17.98%   13.90%      13.07%
AIM V.I. Health Sciences Fund                               05/22/97        6.33%    2.27%       7.99%
AllianceBernstein Large Cap Growth Portfolio*               06/26/92        7.10%   -9.72%      10.05%
Delaware VIP International Value Equity Series              10/29/92       20.39%    5.30%       8.57%
Fidelity VIP Asset Manager Portfolio                        09/06/89        4.26%   -0.25%       6.78%
Fidelity VIP Equity-Income Portfolio                        10/09/86       10.25%    3.26%      10.04%
Fidelity VIP Growth Portfolio                               10/09/86        2.19%   -7.86%       8.71%
Fidelity VIP High Income Portfolio                          09/19/85        8.33%   -1.40%       3.95%
Fidelity VIP Overseas Portfolio                             01/28/87       12.33%   -4.81%       5.10%
FT VIP Franklin Large Cap Growth Securities Fund*           05/01/96        6.69%   -1.55%       7.60%
FT VIP Franklin Small-Mid Cap Growth Securities Fund*       11/01/95       10.19%   -5.74%       8.65%
Janus Aspen Large Cap Growth Portfolio*                     09/13/93        3.00%   -8.83%       7.65%
T. Rowe Price International Stock Portfolio                 03/31/94       12.47%   -6.05%       3.43%


(1) Many of the Underlying Funds in which the Sub-Accounts invest existed prior to the date the Sub-Accounts commenced operations. In this table, the specified period is based on the inception date of each Underlying Fund rather than the inception date of the Sub-Account. As such, the table represents what the performance of a Sub-Account would have been if the Sub-Account had been both in existence and invested in the corresponding Underlying Fund since the date indicated. In that respect, these numbers are hypothetical and are not the actual performance numbers for the Sub-Accounts or the Policy.

* These funds include a charge for 12b-1 fees. For period beyond the inception dates of the Sub-accounts, these hypothetical performance figures are based upon the historical performance of the non 12b-1 class of shares, but adjusted to reflect the effect of the 12b-1 fee on performance.

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                     TABLE I
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                    SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS

                      FOR PERIODS ENDING DECEMBER 31, 2004

                       SINCE INCEPTION OF THE SUB-ACCOUNTS
            (EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES)

The following performance information is based on the periods that the Sub-Accounts have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT THE TAX EXPENSE AND PREMIUM EXPENSE CHARGES, MONTHLY CHARGES UNDER THE CERTIFICATE, SURRENDER CHARGES, OR TRANSACTION CHARGES. IF THESE CHARGES WERE DEDUCTED, PERFORMANCE WOULD HAVE BEEN SIGNIFICANTLY LOWER IN THE TABLE BELOW. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Sub-Account individually.


                                                                                            10 YEARS OR
                                                          SUB-ACCOUNT   FOR YEAR               SINCE
                                                           INCEPTION     ENDED        5     INCEPTION OF
                                                             DATE       12/31/04    YEARS   SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------
AIT Core Equity Fund                                        09/17/95        9.14%   -5.19%          6.38%
AIT Equity Index Fund                                       10/19/95        9.06%   -3.69%          8.19%
AIT Government Bond Fund                                    10/19/95        0.94%    2.34%          2.27%
AIT Money Market Fund                                       11/20/95       -0.25%    1.61%          2.76%
AIT Select Capital Appreciation Fund                        04/30/95       17.26%    5.31%         12.18%
AIT Select Growth Fund                                      08/28/95        6.20%  -10.51%          4.97%
AIT Select International Equity Fund                        05/03/94       13.15%   -4.48%          5.81%
AIT Select Investment Grade Income Fund                     12/15/96        2.78%    5.48%          4.96%
AIT Select Value Opportunity Fund                           09/17/95       17.98%   13.90%         12.39%
AIM V.I. Health Sciences Fund                               05/01/01        6.33%     N/A           0.60%
AllianceBernstein Large Cap Growth Portfolio                05/01/01        7.10%     N/A          -7.05%
Delaware VIP International Value Equity Series              10/19/95       20.39%    5.30%          8.34%
Fidelity VIP Asset Manager Portfolio                        05/11/94        4.26%   -0.25%          6.79%
Fidelity VIP Equity-Income Portfolio                        08/28/95       10.25%    3.26%          8.48%
Fidelity VIP Growth Portfolio                               08/28/95        2.19%   -7.86%          5.89%
Fidelity VIP High Income Portfolio                          12/04/95        8.33%   -1.40%          2.45%
Fidelity VIP Overseas Portfolio                             09/10/95       12.33%   -4.81%          4.82%
FT VIP Franklin Large Cap Growth Securities Fund            05/01/01        6.69%     N/A          -3.17%
FT VIP Franklin Small-Mid Cap Growth Securities Fund        05/01/01       10.19%     N/A          -0.55%
Janus Aspen Large Cap Growth Portfolio                      05/01/01        3.00%     N/A          -7.10%
T. Rowe Price International Stock Portfolio                 08/28/95       12.47%   -6.05%          2.98%


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                    TABLE II
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                    SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS

                      FOR PERIODS ENDING DECEMBER 31, 2004

                     SINCE INCEPTION OF UNDERLYING FUND(1)
            (EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES)

The following performance information is based on the periods that the Underlying Funds have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT THE TAX EXPENSE AND PREMIUM EXPENSE CHARGES, MONTHLY CHARGES UNDER THE CERTIFICATE OR SURRENDER CHARGES. IF THESE CHARGES WERE DEDUCTED, PERFORMANCE WOULD HAVE BEEN SIGNIFICANTLY LOWER IN THE TABLE BELOW. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Sub-Account individually.


                                                          UNDERLYING                        10 YEARS
                                                             FUND       FOR YEAR            (OR SINCE
                                                           INCEPTION     ENDED        5     INCEPTION
                                                             DATE       12/31/04    YEARS   IF LESS)
-----------------------------------------------------------------------------------------------------
AIT Core Equity Fund*                                       04/29/85        9.14%   -5.19%       8.35%
AIT Equity Index Fund*                                      09/28/90        9.06%   -3.69%      10.31%
AIT Government Bond Fund*                                   08/26/91        0.94%    2.34%       3.02%
AIT Money Market Fund*                                      04/29/85       -0.25%    1.61%       2.93%
AIT Select Capital Appreciation Fund*                       04/28/95       17.26%    5.31%      12.18%
AIT Select Growth Fund*                                     08/21/92        6.20%  -10.51%       6.86%
AIT Select International Equity Fund*                       05/02/94       13.15%   -4.48%       5.81%
AIT Select Investment Grade Income Fund*                    04/29/85        2.78%    5.48%       5.82%
AIT Select Value Opportunity Fund*                          04/30/93       17.98%   13.90%      13.07%
AIM V.I. Health Sciences Fund                               05/22/97        6.33%    2.27%       7.99%
AllianceBernstein Large Cap Growth Portfolio*               06/26/92        7.10%   -9.72%      10.05%
Delaware VIP International Value Equity Series              10/29/92       20.39%    5.30%       8.59%
Fidelity VIP Asset Manager Portfolio                        09/06/89        4.26%   -0.25%       6.79%
Fidelity VIP Equity-Income Portfolio                        10/09/86       10.25%    3.26%      10.04%
Fidelity VIP Growth Portfolio                               10/09/86        2.19%   -7.86%       8.71%
Fidelity VIP High Income Portfolio                          09/19/85        8.33%   -1.40%       3.96%
Fidelity VIP Overseas Portfolio                             01/28/87       12.33%   -4.81%       5.10%
FT VIP Franklin Large Cap Growth Securities Fund*           05/01/96        6.69%   -1.55%       7.60%
FT VIP Franklin Small-Mid Cap Growth Securities Fund*       11/01/95       10.19%   -5.74%       8.65%
Janus Aspen Large Cap Growth Portfolio*                     09/13/93        3.00%   -8.83%       7.65%
T. Rowe Price International Stock Portfolio                 03/31/94       12.47%   -6.05%       3.45%


(1) Many of the Underlying Funds in which the Sub-Accounts invest existed prior to the date the Sub-Accounts commenced operations. In this table, the specified period is based on the inception date of each Underlying Fund rather than the inception date of the Sub-Account. As such, the table represents what the performance of a Sub-Account would have been if the Sub-Account had been both in existence and invested in the corresponding Underlying Fund since the date indicated. In that respect, these numbers are hypothetical and are not the actual performance numbers for the Sub-Accounts or the Policy.

* These funds include a charge for 12b-1 fees. For period beyond the inception dates of the Sub-accounts, these hypothetical performance figures are based upon the historical performance of the non-12b-1 class of shares, but adjusted to reflect the effect of the 12b-1 fee on performance.

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Company as of December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004, and the financial statements of the Inheiritage Separate Account of the Company as of December 31, 2004 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Policies.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To Board of Directors and Shareholder of First Allmerica Financial Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, comprehensive income, shareholder's equity and cash flows present fairly, in all material respects, the financial position of First Allmerica Financial Life Insurance Company and its subsidiaries at December 31, 2004, and 2003 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP


Hartford, Connecticut
February 24, 2005

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY)

Consolidated Statements of Income

FOR THE YEARS ENDED DECEMBER 31,                                                 2004         2003         2002
------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
REVENUES

 Premiums                                                                     $     39.4   $     41.7   $     48.0
 Universal life and investment product policy fees                                  19.5         23.6         26.8
 Net investment income                                                             133.7        178.6        222.1
 Net realized investment gains (losses)                                             (4.2)         7.6        (64.3)
 Other income                                                                        3.1         12.3          6.3
                                                                              ----------   ----------   ----------
  Total revenues                                                                   191.5        263.8        238.9
                                                                              ----------   ----------   ----------

BENEFITS, LOSSES AND EXPENSES
 Policy benefits, claims, losses and loss adjustment expenses                       92.0        130.5        159.6
 Policy acquisition expenses                                                         6.9         10.2         31.7
 Interest on trust instruments supported by funding obligations                     51.8         53.4         61.7
 Loss (gain) from retirement of trust instruments supported by funding
   obligations                                                                       0.2         (5.7)      (102.6)
 Additional consideration received from sale of defined contribution
  business                                                                             -            -         (3.6)
 Loss from sale of universal life business                                             -            -          0.8
 Restructuring costs                                                                 5.3         29.0         14.8
 Losses (gains) on derivative instruments                                            0.6          1.9        (40.3)
 Other operating expenses                                                           18.2         34.5         27.4
                                                                              ----------   ----------   ----------
  Total benefits, losses and expenses                                              175.0        253.8        149.5
                                                                              ----------   ----------   ----------
 Income before federal income taxes                                                 16.5         10.0         89.4
                                                                              ----------   ----------   ----------

FEDERAL INCOME TAX EXPENSE (BENEFIT)
 Current                                                                           (37.6)        21.4         18.5
 Deferred                                                                           13.4        (17.3)        (9.7)
                                                                              ----------   ----------   ----------
  Total federal income tax expense (benefit)                                       (24.2)         4.1          8.8
                                                                              ----------   ----------   ----------

Income before cumulative effect of change in accounting principle                   40.7          5.9         80.6
                                                                              ----------   ----------   ----------

Cumulative effect of change in accounting principle                                 (1.3)           -         (1.6)
                                                                              ----------   ----------   ----------

Net income                                                                    $     39.4   $      5.9   $     79.0
                                                                              ==========   ==========   ==========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY)

Consolidated Balance Sheets

DECEMBER 31,                                                                          2004          2003
-----------------------------------------------------------------------------------------------------------
(IN MILLIONS)
ASSETS
 Investments:
  Fixed maturities at fair value (amortized cost of $2,466.5 and $2,705.3)         $  2,559.1    $  2,818.8
  Equity securities at fair value (cost of $1.7 and $3.3)                                 2.5           5.5
  Mortgage loans                                                                         64.1         122.3
  Policy loans                                                                          148.3         160.3
  Other long-term investments                                                            54.0          79.3
                                                                                   ----------    ----------
   Total investments                                                                  2,828.0       3,186.2
                                                                                   ----------    ----------
 Cash and cash equivalents                                                              165.0         309.0
 Accrued investment income                                                               44.8          55.0
 Premiums, accounts and notes receivable, net                                             4.2           4.3
 Reinsurance receivable on paid and unpaid losses, benefits and
  unearned premiums                                                                     146.8         147.9
 Deferred policy acquisition costs                                                       41.9          50.9
 Deferred federal income taxes                                                          213.1         227.5
 Other assets                                                                           157.9         128.1
 Separate account assets                                                                654.3         761.3
                                                                                   ----------    ----------
   Total assets                                                                    $  4,256.0    $  4,870.2
                                                                                   ==========    ==========

LIABILITIES
 Policy liabilities and accruals:
  Future policy benefits                                                           $  1,276.5    $  1,334.1
  Outstanding claims and losses                                                          92.6          94.4
  Unearned premiums                                                                       1.9           2.0
  Contractholder deposit funds and other policy liabilities                             298.3         600.7
                                                                                   ----------    ----------
   Total policy liabilities and accruals                                              1,669.3       2,031.2
                                                                                   ----------    ----------
Expenses and taxes payable                                                              467.6         579.6
Reinsurance premiums payable                                                                -           0.5
Trust instruments supported by funding obligations                                    1,126.0       1,200.3
Separate account liabilities                                                            654.3         761.3
                                                                                   ----------    ----------
   Total liabilities                                                                  3,917.2       4,572.9
                                                                                   ----------    ----------
Commitments and contingencies (Notes 15 and 19)

SHAREHOLDER'S EQUITY
 Common stock, $10 par value, 1 million shares authorized, 500,001
  shares issued and outstanding                                                           5.0           5.0
 Additional paid-in capital                                                             646.3         646.3
 Accumulated other comprehensive loss                                                   (32.2)        (34.3)
 Retained deficit                                                                      (280.3)       (319.7)
                                                                                   ----------    ----------
   Total shareholder's equity                                                           338.8         297.3
                                                                                   ----------    ----------
   Total liabilities and shareholder's equity                                      $  4,256.0    $  4,870.2
                                                                                   ==========    ==========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY)

Consolidated Statements of Shareholder's Equity

FOR THE YEARS ENDED DECEMBER 31,                                                 2004         2003         2002
------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
COMMON STOCK
 Balance at beginning and end of year                                         $      5.0   $      5.0   $      5.0
                                                                              ----------   ----------   ----------

ADDITIONAL PAID-IN CAPITAL
 Balance at beginning of year                                                      646.3        646.3        458.3
 Capital contribution                                                                  -            -        188.0
                                                                              ----------   ----------   ----------
 Balance at end of year                                                            646.3        646.3        646.3
                                                                              ----------   ----------   ----------

ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME
 Net unrealized (depreciation) appreciation on investments and derivative instruments:
 Balance at beginning of year                                                      (30.1)       (39.3)        17.8
 Appreciation (depreciation) during the period:
   Net appreciation (depreciation) on available-for-sale securities and
     derivative instruments                                                          6.4         14.2        (87.9)
   (Provision) benefit for deferred federal income taxes                            (2.1)        (5.0)        30.8
                                                                              ----------   ----------   ----------
                                                                                     4.3          9.2        (57.1)
                                                                              ----------   ----------   ----------
 Balance at end of year                                                            (25.8)       (30.1)       (39.3)
                                                                              ----------   ----------   ----------

 Minimum Pension Liability:
 Balance at beginning of year                                                       (4.2)        (6.8)        (2.0)
 Decrease during the period:
   (Increase) decrease in minimum pension liability                                 (3.4)         4.0         (7.3)
   Benefit (provision) for deferred federal income taxes                             1.2         (1.4)         2.5
                                                                              ----------   ----------   ----------
                                                                                    (2.2)         2.6         (4.8)
                                                                              ----------   ----------   ----------
 Balance at end of year                                                             (6.4)        (4.2)        (6.8)
                                                                              ----------   ----------   ----------
 Total accumulated other comprehensive loss                                        (32.2)       (34.3)       (46.1)
                                                                              ----------   ----------   ----------

RETAINED DEFICIT
 Balance at beginning of year                                                     (319.7)      (325.6)      (160.6)
 Dividend                                                                              -            -       (244.0)
 Net income                                                                         39.4          5.9         79.0
                                                                              ----------   ----------   ----------
 Balance at end of year                                                           (280.3)      (319.7)      (325.6)
                                                                              ----------   ----------   ----------

  Total shareholder's equity                                                  $    338.8   $    297.3   $    279.6
                                                                              ==========   ==========   ==========

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY)

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY)

Consolidated Statements of Comprehensive Income (Loss)

FOR THE YEARS ENDED DECEMBER 31,                                                 2004         2003         2002
------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Net income                                                                    $     39.4   $      5.9   $     79.0
                                                                              ----------   ----------   ----------
Other comprehensive income (loss):
  Available-for-sale securities:
    Net (depreciation) appreciation during the period                              (24.3)        21.4        (29.4)
    Benefit (provision) benefit for deferred federal income taxes                    8.6         (7.5)        10.3
                                                                              ----------   ----------   ----------
  Total available-for-sales securities                                             (15.7)        13.9        (19.1)
                                                                              ----------   ----------   ----------
  Derivative instruments:
    Net appreciation (depreciation) during the period                               30.7         (7.2)       (58.5)
    (Provision) Benefit for deferred federal income taxes                          (10.7)         2.5         20.5
                                                                              ----------   ----------   ----------
  Total derivatives instruments                                                     20.0         (4.7)       (38.0)
                                                                              ----------   ----------   ----------
                                                                                     4.3          9.2        (57.1)
                                                                              ----------   ----------   ----------
  Minimum pension liability:
    (Increase) decrease in minimum pension liability                                (3.4)         4.0         (7.3)
    Benefit (provision) for deferred federal income taxes                            1.2         (1.4)         2.5
                                                                              ----------   ----------   ----------
                                                                                    (2.2)         2.6         (4.8)
                                                                              ----------   ----------   ----------
Other comprehensive income (loss)                                                    2.1         11.8        (61.9)
                                                                              ----------   ----------   ----------
Comprehensive income                                                          $     41.5   $     17.7   $     17.1
                                                                              ==========   ==========   ==========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY)

Consolidated Statements of Cash Flows

FOR THE YEARS ENDED DECEMBER 31,                                                 2004         2003         2002
------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES
 Net income                                                                   $     39.4   $      5.9   $     79.0
 Adjustments to reconcile net income to net cash provided by operating activities:
  Net realized investment losses (gains)                                             4.2         (7.6)        64.3
  Gains on derivative instruments                                                   (1.2)        (1.9)       (40.3)
  Losses on foreign currency futures contracts                                         -         10.2            -
  Impairment of capitalized technology                                                 -          0.5            -
  Net amortization and depreciation                                                 23.1         23.0         15.0
  Interest credited to contractholder deposit funds and trust instruments
     supported by funding obligations                                               46.1         57.4         84.4
  Losses (Gains) from retirement of trust instruments supported by funding
    obligations                                                                      0.2         (5.7)      (102.6)
  Loss from sale of universal life business                                            -            -          0.8
  Deferred federal income benefit (tax)                                             13.4        (17.3)        (9.7)
  Change in deferred acquisition costs                                              15.9          9.5         16.6
  Change in premiums and notes receivable, net of reinsurance premiums
    payable                                                                         (0.4)         0.3         (1.0)
  Change in accrued investment income                                               10.2          0.4          1.3
  Change in policy liabilities and accruals, net                                  (193.1)      (110.8)       (43.6)
  Change in reinsurance receivable                                                   1.2         49.7          5.1
  Change in expenses and taxes payable                                             (80.7)       (72.7)       144.5
  Other, net                                                                         5.1         29.4        (12.1)
                                                                              ----------   ----------   ----------
    Net cash (used in) provided by operating activities                           (116.6)       (29.7)       201.7
                                                                              ----------   ----------   ----------
CASH FLOWS FROM INVESTING ACTIVITIES
  Proceeds from disposals and maturities of available-for-sale fixed
    maturities                                                                     768.0        972.2      2,314.8
  Proceeds from disposals of equity securities                                       4.2          0.7          0.1
  Proceeds from disposals of other investments                                      42.9         53.7         58.2
  Proceeds from mortgages sold, matured or collected                                58.7         39.6         52.3
  Purchase of available-for-sale fixed maturities                                 (519.1)      (905.5)      (894.8)
  Purchase of equity securities                                                     (0.8)        (1.6)        (0.2)
  Purchase of other investments                                                     (4.6)       (20.9)       (13.5)
  Capital expenditures                                                              (5.8)        (5.0)       (11.5)
  Net receipts (payments) related to margin deposits on derivative
    instruments                                                                     12.9         82.5        (72.0)
  Proceeds from company owned life insurance                                           -         64.9            -
  Other investing activities, net                                                    0.3         10.7         17.0
                                                                              ----------   ----------   ----------
    Net cash provided by investing activities                                      356.7        291.3      1,450.4
                                                                              ----------   ----------   ----------
CASH FLOWS FROM FINANCING ACTIVITIES
  Deposits to contractholder deposit funds                                             -            -        100.0
  Withdrawals from contractholder deposit funds                                   (183.4)       (32.7)    (1,023.7)
  Deposits to trust instruments supported by funding obligations                       -            -        112.0
  Withdrawals from trust instruments supported by funding obligations             (182.7)      (156.9)      (578.9)
  Change in collateral related to securities lending program                       (18.0)       112.8          3.4
  Dividend to parent                                                                   -            -       (244.0)
  Capital contribution                                                                 -            -         42.1
                                                                              ----------   ----------   ----------
    Net cash used in financing activities                                         (384.1)       (76.8)    (1,589.1)
                                                                              ----------   ----------   ----------
Net change in cash and cash equivalents                                           (144.0)       184.8         63.0
Cash and cash equivalents, beginning of period                                     309.0        124.2         61.2
                                                                              ----------   ----------   ----------
Cash and cash equivalents, end of period                                      $    165.0   $    309.0   $    124.2
                                                                              ==========   ==========   ==========

SUPPLEMENTAL CASH FLOW INFORMATION
Interest payments                                                             $      0.0   $      0.0   $     (0.7)
Income tax refunds (payments)                                                 $      4.0   $    (40.9)  $    (10.4)

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A. BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION
First Allmerica Financial Life Insurance Company ("FAFLIC" or the "Company") is organized as a stock life insurance company, and is a wholly-owned subsidiary of Allmerica Financial Life Insurance and Annuity Company ("AFLIAC"). As noted below, the consolidated accounts of FAFLIC include the accounts of certain wholly-owned non-insurance subsidiaries.

Effective December 30, 2002, AFLIAC, previously a Delaware domiciled life insurance company, became a Massachusetts domiciled life insurance company. On December 31, 2002, AFLIAC became a direct subsidiary of Allmerica Financial Corporation ("AFC") as well as the immediate parent of FAFLIC, which remains a Massachusetts domiciled life insurance company. As a result of this transaction, and in consideration of the determination not to write new business, AFLIAC agreed with the Massachusetts Insurance Commissioner to maintain certain surplus levels indefinitely.

The Company manages a block of existing variable annuity, variable universal life and traditional life insurance products, as well as certain group retirement products and a block of Guarantees Investment Contracts ("GICs"). During 2003, in addition to this existing life insurance business, the Company also operated an independent broker/dealer business, which was conducted through VeraVest Investment, Inc. ("VeraVest"). VeraVest distributed third party investment and insurance products. In the fourth quarter of 2003, the Company announced the cessation of retail sales through VeraVest (see Note 3 - Significant Transactions). In addition, prior to September 30, 2002, the Company actively manufactured and sold variable annuities, variable universal life and traditional life insurance products. Subsequent to our announcement on September 27, 2002 that we planned to consider strategic alternatives, including a significant reduction of sales of proprietary variable annuities and life insurance products, we ceased all new sales of these products.

Prior to September 2002, FAFLIC offered GICs. GICs, also referred to as funding agreements, are investment contracts with either short-term or long-term maturities, which are issued to institutional buyers or to various business or charitable trusts. The Company's declining financial strength ratings from various rating agencies during 2002 resulted in GIC contractholders terminating all remaining short-term funding agreements and made it impractical for FAFLIC to continue selling new long-term funding agreements. Furthermore, the Company retired certain long-term funding agreements, at discounts, during 2004, 2003 and the fourth quarter of 2002 (see Note 3 - Significant Transactions).

The preparation of financial statements in conformity with generally accepted accounting principles requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B. CLOSED BLOCK
FAFLIC established and began operating a closed block (the "Closed Block") for the benefit of the participating policies included therein, consisting of certain individual life insurance participating policies, individual deferred annuity contracts and supplementary contracts not involving life contingencies which were in force as of FAFLIC's demutualization on October 16, 1995; such policies constitute the "Closed Block Business". The purpose of the Closed Block is to protect the policy dividend expectations of such FAFLIC dividend paying policies and contracts. Unless the Massachusetts Commissioner of Insurance consents to an earlier termination, the Closed Block will continue to be in effect until the date none of the Closed Block policies are in force. FAFLIC allocated to the Closed Block assets in an amount that is expected to produce cash flows which, together with future revenues from the Closed Block Business, are

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY)

reasonably sufficient to support the Closed Block Business, including provision for payment of policy benefits, certain future expenses and taxes and for continuation of policyholder dividend scales payable in 1994 so long as the experience underlying such dividend scales continues. The Company expects that the factors underlying such experience will fluctuate in the future and policyholder dividend scales for Closed Block Business will be set accordingly.

Although the assets and cash flow generated by the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block, the excess of Closed Block liabilities over Closed Block assets as measured on a GAAP basis represent the expected future after-tax income from the Closed Block which may be recognized in income over the period the policies and contracts in the Closed Block remain in force.

If the actual income from the Closed Block in any given period equals or exceeds the expected income for such period as determined at the inception of the Closed Block, the expected income would be recognized in income for that period. Further, cumulative actual Closed Block income in excess of the expected income would not inure to the shareholders and would be recorded as an additional liability for policyholder dividend obligations. This accrual for future dividends effectively limits the actual Closed Block income recognized in income to the Closed Block income expected to emerge from operation of the Closed Block as determined at inception.

If, over the period the policies and contracts in the Closed Block remain in force, the actual income from the Closed Block is less than the expected income, only such actual income (which could reflect a loss) would be recognized in income. If the actual income from the Closed Block in any given period is less than the expected income for that period and changes in dividend scales are inadequate to offset the negative performance in relation to the expected performance, the income inuring to shareholders of the Company will be reduced. If a policyholder dividend liability had been previously established in the Closed Block because the actual income to the relevant date had exceeded the expected income to such date, such liability would be reduced by this reduction in income (but not below zero) in any periods in which the actual income for that period is less than the expected income for such period.

C. VALUATION OF INVESTMENTS
In accordance with the provisions of Statement of Financial Accounting Standards No. 115, ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES, ("Statement No. 115"), the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date.

Fixed maturities and equity securities are classified as available-for-sale. Available-for-sale securities are carried at fair value, with the unrealized gains and losses, net of tax, reported in accumulated other comprehensive income, a separate component of shareholders' equity. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income.

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by the Company to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which the Company believes may not be collectible in full. In establishing reserves, the Company considers, among other things, the estimated fair value of the underlying collateral.

Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

Policy loans are carried principally at unpaid principal balances.

Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk and that meet the conditions for separate account reporting under Statement of Positions 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN LONG-

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY)

DURATION CONTRACT AND FOR SEPARATE ACCOUNTs ("SOP 03-1"), are reported as a component of revenues based upon specific identification of the investment assets sold. When an other-than-temporary decline in value of a specific investment is deemed to have occurred, the Company reduces the cost basis of the investment to fair value. This reduction is permanent and is recognized as a realized investment loss. Changes in the reserves for mortgage loans are included in realized investment gains or losses.

D. FINANCIAL INSTRUMENTS
In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities, investment and loan commitments, swap contracts, option contracts and futures contracts. These instruments involve credit risk and are also subject to risk of loss due to interest rate and foreign currency fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

E. DERIVATIVES AND HEDGING ACTIVITIES
All derivatives are recognized on the balance sheet at their fair value. On the date the derivative contract is entered into, the Company designates the derivative as (1) a hedge of the fair value of a recognized asset or liability ("fair value" hedge); (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge); (3) a foreign-currency fair value or cash flow hedge ("foreign currency" hedge); or (4) "held for trading". Changes in the fair value of a derivative that is highly effective and that is designated and qualifies as a fair value hedge, along with the gain or loss on the hedged asset or liability that is attributable to the hedged risk, are recorded in current period earnings. Changes in the fair value of a derivative that is highly effective and that is designated and qualifies as a cash flow hedge are recorded in other comprehensive income, until earnings are affected by the variability of cash flows (i.e., when periodic settlements on a variable-rate asset or liability are recorded in earnings). Changes in the fair value of derivatives that are highly effective and that are designated and qualify as foreign currency hedges are recorded in either current period earnings or other comprehensive income, depending on whether the hedge transaction is a fair value hedge or a cash flow hedge. Lastly, changes in the fair value of derivative trading instruments are reported in current period earnings.

The Company may hold financial instruments that contain "embedded" derivative instruments. The Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument, or host contract, and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and designated as a fair value, cash flow, or foreign currency hedge, or as a trading derivative instrument.

The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives that are designated as fair value, cash flow, or foreign currency hedges to specific assets and liabilities on the balance sheet or to specific forecasted transactions. The Company also formally assesses, both at the hedge's inception and on an ongoing basis, whether the derivatives that are used in hedging transactions are highly effective in offsetting changes in fair values or cash flows of hedged items. When it is determined that a derivative is not highly effective as a hedge or that it has ceased to be a highly effective hedge, the Company discontinues hedge accounting prospectively, as discussed below.

The Company discontinues hedge accounting prospectively when (1) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item, including forecasted transactions; (2) the derivative expires or is sold, terminated, or exercised;
(3) the derivative is no longer designated as a hedge instrument, because it is unlikely that a forecasted transaction will occur; or (4) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair value hedge, the derivative will continue to be carried on the balance sheet at its fair value, and the hedged asset or liability will no longer be adjusted for changes in fair value. When hedge accounting is

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY)

discontinued because the derivative used in a cash flow hedge expires or is sold, terminated, or exercised, the gain or loss on the derivative will continue to be deferred in accumulated other comprehensive income and reclassified to earnings when the hedged forecasted transaction affects earnings. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative will continue to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income will be recognized immediately in earnings. In all other situations in which hedge accounting is discontinued, the derivative will be carried at its fair value on the balance sheet, with changes in its fair value recognized in current period earnings.

F. CASH AND CASH EQUIVALENTS
Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

G. DEFERRED POLICY ACQUISITION COSTS
Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. Property and casualty insurance business acquisition costs are deferred and amortized over the terms of the insurance policies. In addition, the Company's variable annuity product offerings included contracts that offered enhanced crediting rates or bonus payments, also referred to as sales inducements. Acquisition costs and sales inducements related to variable annuities and contractholder deposit funds that were deferred in 2002 and prior, are amortized in proportion to total estimated gross profits from investment yields, mortality, surrender charges and expense margins over the expected life of the contracts. This amortization is reviewed periodically and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments. Acquisition costs related to fixed annuities and other life insurance products which were deferred in 2002 and prior are amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits.

Deferred acquisition costs ("DAC") and deferred sales inducements for each life product are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although recoverability of DAC and deferred sales inducements is not assured, the Company believes it is more likely than not that all of these costs will be recovered. The amount of DAC and deferred sales inducements considered recoverable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced or permanently impaired as a result of the disposition of a line of business. The amount of amortization of DAC and deferred sales inducements could be revised in the near term if any of the estimates discussed above are revised.

H. REINSURANCE RECEIVABLES
The Company shares certain insurance risks it has underwritten, through the use of reinsurance contracts, with various insurance entities. Reinsurance accounting is followed for ceded transactions when the risk transfer provisions of Statement of Financial Accounting Standards No. 113, ACCOUNTING AND REPORTING FOR REINSURANCE OF SHORT-DURATION AND LONG-DURATION CONTRACTS ("Statement No. 113"), have been met. As a result, when the Company experiences claims events, or unfavorable mortality or morbidity experience that are subject to a reinsurance contract, reinsurance recoverables are recorded. The amount of the reinsurance recoverable can vary based on the terms of the reinsurance contract, the size of the individual claim, or the aggregate amount of all claims in a particular line. The valuation of claims recoverable depends on whether the underlying claim is a reported claim or a future policy benefit. For reported claims, the Company values reinsurance recoverables at the time the underlying claim is recognized, in accordance with contract terms. For future policy benefits, the Company estimates the amount of reinsurance recoverables based on the terms of the reinsurance contracts and historical reinsurance recovery information and applies that to future policy benefit estimates. The reinsurance recoverables are based on what the Company believes are reasonable estimates and the balance is disclosed separately in the financial statements. However, the ultimate amount of the reinsurance recoverable is not known until all claims are settled.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY)

I. PROPERTY, EQUIPMENT AND CAPITALIZED SOFTWARE
Property, equipment, leasehold improvements and capitalized software are stated at cost, less accumulated depreciation and amortization. Depreciation is provided using the straight-line or accelerated method over the estimated useful lives of the related assets, which generally range from 3 to 30 years. The estimated useful life for capitalized software is generally 5 years. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.

The Company tests for the recoverability of long-lived assets whenever events or changes in circumstances indicate that the carrying amounts may not be recoverable. The Company recognizes impairment losses only to the extent that the carrying amounts of long-lived assets exceed the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the assets. When an impairment loss occurs, the Company reduces the carrying value of the asset to fair value. Fair values are estimated using discounted cash flow analysis.

J. GOODWILL
In accordance with the provisions of Statement of Financial Accounting Standards No. 142, GOODWILL AND OTHER INTANGIBLE ASSETS ("Statement No. 142"), the Company carries its goodwill at amortized cost, net of impairments. The Company tests for the recoverability of goodwill annually or whenever events or changes in circumstances indicate that the carrying amounts may not be recoverable. The Company recognizes impairment losses only to the extent that the carrying amounts of reporting units with goodwill exceed the fair value. The amount of the impairment loss that is recognized is determined based upon the excess of the carrying value of goodwill compared to the implied fair value of the goodwill, as determined with respect to all assets and liabilities of the reporting unit.

K. SEPARATE ACCOUNTS
Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity and variable life insurance contractholders and certain pension funds. Assets consist principally of mutual funds, bonds, common stocks, and short-term obligations at market value. The investment income and gains and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. However, the Company's net income reflects fees assessed on fund values of these contracts. Prior to the adoption of SOP 03-1, appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, was reflected in shareholders' equity or net investment income. See Note 4 - Adoption of Statement of Position 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS.

L. POLICY LIABILITIES AND ACCRUALS
Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 2 1/2% to 6% for life insurance and 2% to 9 1/2% for annuities. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life, variable universal life and variable annuities include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges. Liabilities for variable annuities include a reserve for guaranteed minimum death benefits ("GMDB") in excess of contract values.

Liabilities for outstanding claims, losses and loss adjustment expenses ("LAE") are estimates of payments to be made on health insurance contracts for reported losses and LAE and estimates of losses and LAE incurred

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY)

but not reported. These liabilities are determined using case basis evaluations and statistical analyses and represent estimates of the ultimate cost of all losses incurred but not paid. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations.

Contractholder deposit funds and other policy liabilities include investment-related products such as guaranteed investment contracts ("GIC"), deposit administration funds and immediate participation guarantee funds and consist of deposits received from customers and investment earnings on their fund balances.

Trust instruments supported by funding obligations consist of deposits received from customers, investment earnings on their fund balance and the effect of changes in foreign currencies related to these deposits.

All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near-term if the estimates discussed above are revised.

M. PREMIUM, FEE REVENUE AND RELATED EXPENSES
Premiums for individual life insurance and individual and group annuity products, excluding universal life and investment-related products, are considered revenue when due. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses include annuity benefit claims for guaranteed minimum death benefits in excess of contract values, and net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life products consist of net investment income, with mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values. Certain policy charges such as enhanced crediting rates or bonus payments that represent compensation for services to be provided in future periods are classified as deferred sales inducements and amortized over the period benefited using the same assumptions used to amortize deferred acquisition costs.

N. FEDERAL INCOME TAXES
AFC and its domestic subsidiaries (including certain non-insurance operations) file a consolidated United States federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or a non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life tax losses that can be applied to offset life company taxable income.

The AFC Board of Directors has delegated to management the development and maintenance of appropriate federal income tax allocation policies and procedures, which are subject to written agreement between the companies. The income tax liability is calculated on a separate return basis and benefits arising from tax attributes are allocated to those members producing the attributes to the extent they are utilized by the consolidated group.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, ACCOUNTING FOR INCOME TAXES ("Statement No. 109"). These differences result primarily from tax credit carryforwards, unrealized appreciation or depreciation on investments, employee benefit plans, insurance reserves, and discontinued operations.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY)

O. NEW ACCOUNTING PRONOUNCEMENTS
In December 2004, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 123 (revised 2004), SHARE-BASED PAYMENT ("Statement No. 123(R)"). This statement requires companies to measure and recognize the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value. Statement No. 123(R) replaces Statement of Financial Accounting Standards No. 123, ACCOUNTING FOR STOCK-BASED COMPENSATION ("Statement No. 123"), and supersedes Accounting Principles Board Opinion No. 25, ACCOUNTING FOR STOCK ISSUED TO EMPLOYEES ("APB Opinion No. 25"). The provisions of this statement are effective for interim and annual periods beginning after June 15, 2005. The Company is evaluating the effects of Statement No. 123(R) and will begin expensing stock options in the third quarter of 2005.

In March 2004, the Financial Accounting Standards Board's Emerging Issues Task Force ("EITF") reached several consensuses regarding the application of guidance related to the evaluation of whether an investment is other than temporarily impaired in accordance with EITF Issue No. 03-1, THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS ("EITF No. 03-1"). However, on September 30, 2004, the FASB delayed indefinitely the effective date for the measurement and recognition guidance of EITF No. 03-1. The disclosure requirements were not deferred. EITF No. 03-1 describes certain quantitative and qualitative disclosures that are required for marketable fixed maturities and equity securities covered by Statement No. 115, including the aggregate amount of unrealized losses and the aggregate related fair value of investments with unrealized losses, by investment type, as well as additional information supporting the conclusion that the impairments are not-other-than temporary, such as the nature of the investment(s), cause of impairment and severity and duration of the impairment. The disclosures required by EITF No. 03-1 were effective for fiscal years ending after December 15, 2003. The additional disclosures for cost method investments were effective for fiscal years ending after June 15, 2004. The Company implemented the disclosure requirements of this EITF for the year ending December 31, 2003.

In December 2003, the FASB issued Statement of Financial Accounting Standards No. 132, (revised 2003) EMPLOYERS' DISCLOSURES ABOUT PENSIONS AND OTHER POSTRETIREMENT BENEFITS - AN AMENDMENT OF FASB STATEMENTS NO. 87, 88, AND 106 ("Statement No. 132 (R)"). This statement revises employers' disclosures about pension plans and other postretirement benefit plans. Statement No. 132 (R) requires additional disclosures related to plan assets, benefit obligations, contributions, and net periodic benefit cost of defined benefit pension plans and other postretirement benefit plans, including information regarding the Company's selection of certain assumptions, as well as expected benefit payments. This statement also requires disclosures in interim financial statements related to net periodic pension costs and contributions. Most provisions of this statement were effective for fiscal years ending after December 15, 2003. Disclosures regarding expected benefit payments were effective for fiscal years ending after June 15, 2004. The adoption of Statement No. 132 (R) did not have a material effect on the Company's financial position or results of operations.

In July 2003, the American Institute of Certified Public Accountants issued SOP 03-1, which is applicable to all insurance enterprises as defined by Statement of Financial Accounting Standards No. 60, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES. This statement provides guidance regarding accounting and disclosures of separate account assets and liabilities and an insurance company's interest in such separate accounts. It further provides for the accounting and disclosures related to contractholder transfers to separate accounts from a company's general account and the determination of the balance that accrues to the benefit of the contractholder. In addition, SOP 03-1 provides guidance for determining any additional liabilities for guaranteed minimum death benefits or other insurance benefit features, potential benefits available only on annuitization and liabilities related to sales inducements, such as immediate bonus payments, persistency bonuses, and enhanced crediting rates or "bonus interest" rates, as well as the required disclosures related to these items. This statement was effective for fiscal years beginning after December 15, 2003. The determination of the GMDB reserve under SOP 03-1 is complex and requires various assumptions, including, among other items, estimates of future market returns and expected contract persistency. Upon adoption of this statement in the first quarter of 2004, the Company recorded a $1.3 million charge, net of taxes. This charge was reported as a cumulative effect of a change in accounting principle in the Consolidated Statements of Income. See also Note 4, Adoption of Statement of Position 03-

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY)

1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS.

In April 2003, the FASB issued Statement of Financial Accounting Standards No. 149, AMENDMENT OF STATEMENT 133 ON DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES ("Statement No. 149"). This statement amends financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives) and for hedging activities under Statement of Financial Accounting Standards No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES ("Statement No. 133") as a result of certain decisions made by the Derivatives Implementation Group. In addition, this statement also clarifies the definition of a derivative. This statement is effective, on a prospective basis, for contracts entered into or modified after June 30, 2003, and for hedging relationships designated after June 30, 2003, except for those implementation issues previously cleared by the FASB prior to June 30, 2003. The provisions related to previously cleared implementation issues shall continue to be applied in accordance with their respective effective dates. The adoption of Statement No. 149 did not have a material effect on the Company's financial position or results of operations.

In January 2003, the FASB issued Interpretation No. 46, CONSOLIDATION OF VARIABLE INTEREST ENTITIES - AN INTERPRETATION OF ARB NO. 51 which was subsequently revised by the December 2003 issuance of Interpretation No. 46. FIN 46(R) provides guidance regarding the application of Accounting Research Bulletin No. 51, CONSOLIDATED FINANCIAL STATEMENTS, specifically as it relates to the identification of entities for which control is achieved through a means other than voting rights ("variable interest entities") and the determination of which party is responsible for consolidating the variable interest entities (the "primary beneficiary"). In addition to mandating that the primary beneficiary consolidate the variable interest entity, FIN 46(R) also requires disclosures by companies that hold a significant variable interest, even if they are not the primary beneficiary. The Company performed a review of potential variable interest entities and concluded that as of December 31, 2004, AFC was not the primary beneficiary of any material variable interest entities; and, therefore would not be required to consolidate any variable interest entities as a result of FIN 46(R). However, the Company does hold a significant variable interest in a limited partnership. In 1997, the Company invested in the McDonald Corporate Tax Credit Fund - 1996 Limited Partnership, which was organized to invest in low income housing projects which qualify for tax credits under the Internal Revenue Code. The Company's investment in this limited partnership, which represents approximately 36% of the partnership, is not a controlling interest; it entitles the Company to tax credits to be applied against its federal income tax liability in addition to tax losses to offset taxable income. The Company's maximum exposure to loss on this investment is limited to its carrying value, which is $7.2 million at December 31, 2004.

In June 2002, the FASB issued Statement of Financial Accounting Standards No. 146, ACCOUNTING FOR COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES ("Statement No. 146"). This statement requires that a liability for costs associated with an exit or disposal activity is recognized and measured initially at its fair value in the period the liability is incurred. This statement supersedes EITF Issue No. 94-3, LIABILITY RECOGNITION FOR CERTAIN EMPLOYEE TERMINATION BENEFITS AND OTHER COSTS TO EXIT AN ACTIVITY (INCLUDING CERTAIN COSTS INCURRED IN A RESTRUCTURING) ("EITF No. 94-3"). Additionally, the statement requires financial statement disclosures about the description of the exit or disposal activity, including for each major type of cost, the total amount expected to be incurred and a reconciliation of the beginning and ending liability balances. The provisions of this statement are effective for all exit and disposal activities initiated after December 31, 2002.

In January 2002, the Company adopted Statement No. 142. In accordance with the transition provisions of this statement, the Company recorded a $1.6 million charge, net of taxes, in earnings, to recognize the impairment of goodwill related to one of its non-insurance subsidiaries. The Company used a discounted cash flow model to value these subsidiaries.

P. RECLASSIFICATIONS
Certain prior year amounts have been reclassified to conform to the current year presentation.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY)

2. DISCONTINUED OPERATIONS

During 1999, the Company approved a plan to exit its group life and health insurance business, consisting of its Employee Benefit Services ("EBS") business, its Affinity Group Underwriters ("AGU") business and its accident and health assumed reinsurance pool business ("reinsurance pool business"). During 1998, the Company ceased writing new premiums in the reinsurance pool business, subject to certain contractual obligations. Prior to 1999, these businesses comprised substantially all of the former Corporate Risk Management Services segment. Accordingly, the operating results of the discontinued segment, including its reinsurance pool business, have been reported in accordance with Accounting Principles Board Opinion No. 30, REPORTING THE RESULTS OF OPERATIONS
- REPORTING THE EFFECTS OF DISPOSAL OF A SEGMENT OF A BUSINESS, AND EXTRAORDINARY, UNUSUAL AND INFREQUENTLY OCCURRING EVENTS AND TRANSACTIONS ("APB Opinion No. 30"). In 1999, the Company recorded a $30.5 million loss, net of taxes, on the disposal of this segment, consisting of after-tax losses from the run-off of the group life and health business of approximately $46.9 million, partially offset by net proceeds from the sale of the EBS business of approximately $16.4 million. Subsequent to the measurement date of June 30, 1999, approximately $17.5 million of the aforementioned $46.9 million loss has been generated from the operations of the discontinued business.

In March of 2000, the Company transferred its EBS business to Great-West Life and Annuity Insurance Company of Denver. As a result of this transaction, the Company has received consideration of $27.6 million, based on renewal rights for existing policies. The Company retained policy liabilities estimated at $94.9 million at December 31, 2004 related to this business.

As permitted by APB Opinion No. 30, the Consolidated Balance Sheets have not been segregated between continuing and discontinued operations. At December 31, 2004 and 2003, the discontinued segment had assets of approximately $275.0 million and $284.5 million, respectively, consisting primarily of invested assets and reinsurance recoverables, and liabilities of approximately $344.9 million and $350.5 million, respectively, consisting primarily of policy liabilities. Revenues for the discontinued operations were $13.8 million, $14.5 million and $23.3 million for the years ended December 31, 2004, 2003 and 2002, respectively.

3. SIGNIFICANT TRANSACTIONS

In the fourth quarter of 2003, the Company ceased operations of the retail broker/dealer operations. These operations had distributed third-party investment and insurance products through VeraVest Investments, Inc. Results in 2003 included a pre-tax charge of $3.3 million for asset impairments in connection with this action. The Company also recognized pre-tax restructuring charges of $3.6 million and $21.9 million in 2004 and 2003, respectively, in accordance with Statement No. 146. These charges included $14.8 million related to one-time termination benefits associated with the termination of 552 employees, and $10.7 million related to contract termination fees and other costs. Of the 552 employees affected, 521 have been terminated and 30 employees have been transferred to other positions within the Company, as of December 31, 2004. All levels of employees within the broker/dealer operations, from staff to senior management, were affected by the decision. As of December 31, 2004, the Company has made payments of approximately $22.4 million related to this restructuring plan, of which $14.2 million related to one-time termination benefits and $8.2 million related to contract termination fees and other costs. The liability balance at December 31, 2004 was $3.1 million. The Company currently anticipates the approximately $1 million to $2 million of other costs will be recognized in 2005 related to this restructuring.

Effective December 31, 2002, the Company effectively sold, through a 100% coinsurance agreement, substantially all of its fixed universal life insurance business. Under the agreement, the Company ceded approximately $1.0 million of universal life insurance. At December 31, 2002, the Company recorded a pre-tax loss of $0.8 million. This loss consisted primarily of the aforementioned ceded reserves, asset transfers, a

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY)

permanent impairment of the universal life DAC asset of $0.2 million. This loss is reflected as a separate line item in the Consolidated Statements of Income.

The Company retired $185.2 million, $78.8 million and $548.9 million of long-term funding agreement obligations at discounts in 2004, 2003 and 2002, respectively. This resulted in pre-tax losses of $0.2 million in 2004 and pre-tax gains of $5.7 million and $102.6 million in 2003 and 2002, respectively, which are reported as losses (gains) from retirement of trust instruments supported by funding obligations in the Consolidated Statements of Income. Certain amounts related to the termination of derivative instruments used to hedge the retired funding agreements were reported in separate line items in the Consolidated Statements of Income. The net market value loss on the early termination of derivative instruments used to hedge the retired funding agreements of $7.9 million, $6.4 million and $14.1 million were recorded as net realized investment losses in the Consolidated Statements of Income in 2004, 2003 and 2002, respectively. There were no foreign currency transaction gains or losses on the retired foreign denominated funding agreements in 2004. The net foreign currency transaction gains (losses) in 2003 and 2002, related to the retired foreign-denominated funding agreements of $3.6 million and $(12.2) million, respectively, were recorded as other income in the Consolidated Statements of Income.

In 2002, the Company recognized a pre-tax charge of $15.0 million related to the restructuring of its Life Companies segment, which was accounted for under the guidance of EITF No. 94-3. This charge consisted of $11.7 million related to severance and other employee and agent related costs resulting from the elimination of 476 positions, of which 63 positions were vacant. All employees associated with this cost have either been terminated or transferred to other positions within the Company as of December 31, 2004. All levels of employees, from staff to senior management, were affected by the restructuring. Additionally, the Company terminated all life insurance and annuity agent contracts effective December 31, 2002. In addition, approximately $3.3 million of this charge related to other restructuring costs, consisting of lease and contract cancellations and the present value of idle leased space. As of December 31, 2004, the Company had made payments of approximately $14.7 million related to this restructuring plan, of which approximately $11.6 million related to severance and other employee related costs. During 2003, the Company eliminated an additional 151 positions related to this restructuring and as of December 31, 2004, 146 employees have been terminated and 4 employees have been transferred to other positions within the Company. The Company recorded pre-tax charges of $1.7 million and $7.0 million during 2004 and 2003, respectively, in accordance with Statement No. 146. These charges consisted of $7.7 million of employee related costs and $1.0 million related to contract cancellations. As of December 31, 2004, the Company had made payments of approximately $7.5 million related to this restructuring plan, of which approximately $6.4 million related to severance and other employee related costs. The liability balance for these activities was $1.2 million as of December 31, 2004. The plan is substantially complete.

4. ADOPTION OF STATEMENT OF POSITION 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS

Effective January 1, 2004, the Company adopted SOP 03-1 (see Note 1O - New Accounting Pronouncements). Upon adoption, the Company recorded a cumulative effect of change in accounting principle of $1.3 million, after-tax.

The following illustrates the components of that charge (in millions):

 Increase in guaranteed minimum death benefit liability                            $      2.0
 Establishment of guaranteed minimum income benefit liability                               -
 Change in deferred acquisition costs                                                       -
                                                                                   ----------
                                                                                          2.0

 Provision for federal income taxes                                                      (0.7)
                                                                                   ----------
  Cumulative effect of change in accounting principle                              $      1.3
                                                                                   ==========

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY)

Guaranteed Minimum Death Benefits

The Company issued variable annuity contracts with a GMDB feature. The GMDB feature provides annuity contractholders with a guarantee that the benefit received at death will be no less than a prescribed minimum amount. This amount is based on either the net deposits paid into the contract, the net deposits accumulated at a specified rate, the highest historical account value on a contract anniversary, or more typically, the greatest of these values. If the GMDB is higher than the current account value at the time of death, the Company incurs a cost equal to the difference.

The following summarizes the liability for GMDB contracts reflected in the general account, as of December 31, 2004:

  (IN MILLIONS)
  Balance at December 31, 2003                                           $             4.5
  Adoption of SOP 03-1                                                                 2.0
                                                                         -----------------
  Balance at January 1, 2004                                                           6.5
  Provision for GMDB:
           GMDB expense incurred                                                       2.1
           Volatility (1)                                                             (4.4)
                                                                         -----------------
                                                                                      (2.3)

  Claims, net of reinsurance:
           Claims from policyholders                                                  (1.2)
           Claims ceded to reinsurers                                                  1.1
                                                                         -----------------
                                                                                      (0.1)

  GMDB reinsurance premium                                                            (1.1)
                                                                         -----------------
  Balance at December 31, 2004                                           $             3.0
                                                                         =================

(1) Volatility reflects the difference between actual and expected investment performance, persistency, age distribution, mortality and other factors that are assumptions within the GMDB reserving model.

The following information relates to the reserving methodology and assumptions for GMDB, which the Company has begun utilizing in response to SOP 03-1. These assumptions are consistent with those utilized in the Company's calculation of its DAC asset.

- The projection model used 1,000 stochastically generated market return scenarios.
- The mean investment performance assumptions, prior to the consideration of mortality and expense fees, vary from approximately 5-10% depending on the underlying fund type. The long-term, aggregate, weighted average investment performance rate assumption is 8.06%, net of investment fees. This represents all separate account return assumptions weighted by account value at December 31, 2004.
- The volatility assumption was 17% for equity funds; 4% for bond funds; and 1% for money market funds.
-    The mortality assumption was 75% of the 1994 GMDB table.
- The full surrender rate assumption varies from 1-35% depending on contract type and policy duration. The aggregate projected full surrender rates for 2005 and 2006 are approximately 11% and 12%, respectively. (Full surrender rates do not include partial withdrawals or deaths).
-    The partial withdrawal rate assumption was 3.25%.
-    The discount rate was 6.6%.

The table below presents the account value, net amount at risk and average attained age of underlying contractholders for guarantees in the event of death as of December 31, 2004 and 2003. The net amount at risk is the death benefit coverage in force or the amount that the Company would have to pay if all contractholders had died as of the specified date, and represents the excess of the guaranteed benefit over the fair value of the underlying investments.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY)

DECEMBER 31,                                                                    2004             2003
----------------------------------------------------------------------------------------------------------
(IN MILLIONS, EXCEPT FOR CONTRACTHOLDER INFORMATION)
Net deposits paid
   Account value                                                           $         24.0   $         27.0
   Net amount at risk                                                      $          0.4   $          0.5
   Average attained age of contractholders                                             67               67
Ratchet (highest historical account value at specified anniversary dates)
   Account value                                                           $        553.0   $        645.0
   Net amount at risk                                                      $         50.0   $         84.0
   Average attained age of contractholders                                             65               64
Total of guaranteed benefits categorized above
   Account value                                                           $        577.0   $        672.0
   Net amount at risk                                                      $         50.0   $         84.0
   Average attained age of contractholders (weighted by account value)                 65               65
Number of contractholders                                                          11,095           13,110

SALES INDUCEMENTS
The Company's variable annuity product offerings included contracts that offered enhanced crediting rates or bonus payments. These enhanced rates are considered sales inducements under SOP 03-1. As such, the balance of sales inducement assets was required to be reclassified from DAC to other assets upon adoption of SOP 03-1, and amortization of these sales inducements over the life of the contract is required to be reflected as a policy benefit. Amortization of these contracts is required to be computed using the same methodology and assumptions used in amortizing DAC.

The balance of deferred sales inducements reclassified from DAC to other assets was $3.5 million on January 1, 2004. The balance of deferred sales inducements at December 31, 2004 was $2.9 million.

SEPARATE ACCOUNTS WITH CREDITED INTEREST GUARANTEES
The Company issued variable annuity and life contracts through its separate accounts for which net investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issued variable annuity and life contracts through separate accounts where the Company contractually guarantees to the contractholder the total deposits made to the contract less any partial withdrawals plus a minimum return.

Prior to the adoption of SOP 03-1, the Company had recorded certain market value adjusted ("MVA") fixed annuity products as separate account assets and separate account liabilities in the Consolidated Balance Sheets. Changes in the fair value of MVA assets were reflected in other comprehensive income in the Consolidated Balance Sheets. In addition, the Company reflected policy fees, interest spreads, realized gains and losses on investments and changes in the liability for minimum guarantees in net income. Notwithstanding the market value adjustment feature of this product, all of the investment performance of the separate account assets related to this product does not accrue to the contractholder, and it therefore, does not meet the conditions for separate account reporting under SOP 03-1.

Upon adoption of SOP 03-1, assets related to the MVA product, primarily fixed maturities, which are carried at fair value, were reclassified to the general account as available-for-sale securities. Reserves related to contract account values included in separate account liabilities were also reclassified to the Company's general account. Changes in the fair value of these assets continue to be reflected in other comprehensive income in the Consolidated Balance Sheets. Additionally, amounts assessed against the contractholders for mortality, administrative, and other services continue to be included in universal life and investment product policy fees and changes in liabilities for minimum guarantees continue to be included in policy benefits, claims, losses and loss adjustment expenses in the Consolidated Statements of Income. Components of the

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY)

interest spreads related to this product continue to be recorded in net investment income and policy benefits, claims losses and loss adjustment expenses in the Consolidated Statements of Income. Realized investment gains and losses are recognized as incurred, consistent with prior years.

At December 31, 2004, the Company had the following variable annuities with guaranteed minimum returns:

       Account value (in millions)                        $        6.7
       Range of guaranteed minimum return rates              3.0 - 6.5%

Account balances of these contracts with guaranteed minimum returns were invested in variable separate accounts as follows:

                                                          2004
       -------------------------------------------------------------
       (IN MILLIONS)
       Asset Type
         Fixed maturities                           $            7.5
         Cash and cash equivalents                               0.5
                                                    ----------------
       Total                                        $            8.0
                                                    ================

5. INVESTMENTS

A.   FIXED MATURITIES AND EQUITY SECURITIES
The Company accounts for its investments in fixed maturities and equity securities, all of which are classified as available-for-sale, in accordance with the provisions of Statement No. 115.

The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

                                                                        GROSS          GROSS
                                                     AMORTIZED        UNREALIZED     UNREALIZED        FAIR
DECEMBER 31,                                          COST (1)          GAINS          LOSSES         VALUE
----------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
2004
U.S. Treasury securities and U.S. government and
    agency securities                              $        165.7   $         1.5   $        0.5   $       166.7
States and political subdivisions                             3.9             0.1              -             4.0
Foreign governments                                           6.8               -              -             6.8
Corporate fixed maturities                                1,806.2            87.0            6.6         1,886.6
Mortgage-backed securities                                  483.9            12.7            1.6           495.0
                                                   -------------------------------------------------------------
Total fixed maturities                             $      2,466.5   $       101.3   $        8.7   $     2,559.1
                                                   =============================================================
Equity securities                                  $          1.7   $         0.8   $          -   $         2.5
                                                   =============================================================

                                                                        GROSS          GROSS
                                                     AMORTIZED        UNREALIZED     UNREALIZED        FAIR
DECEMBER 31,                                          COST (1)          GAINS          LOSSES         VALUE
----------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
2003
U.S. Treasury securities and U.S. government and
    agency securities                              $        196.7   $         1.9   $        0.4   $       198.2
States and political subdivisions                             2.0             0.1            0.1             2.0
Foreign governments                                           8.5             0.3              -             8.8
Corporate fixed maturities                                2,062.4           114.8           13.7         2,163.5
Mortgage-backed securities                                  435.7            12.4            1.8           446.3
                                                   -------------------------------------------------------------
Total fixed maturities                             $      2,705.3   $       129.5   $       16.0   $     2,818.8
                                                   =============================================================
Equity securities                                  $          3.3   $         2.3   $        0.1   $         5.5
                                                   =============================================================

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY)

(1) AMORTIZED COST FOR FIXED MATURITIES AND COST FOR EQUITY SECURITIES.

The Company participates in a security lending program for the purpose of enhancing income. Securities on loan to various counterparties were fully collateralized by cash and had a fair value of $95.6 million and $112.9 million, at December 31, 2004 and 2003, respectively. The fair value of the loaned securities is monitored on a daily basis, and the collateral is maintained at a level of at least 102% of the fair value of the loaned securities. Securities lending collateral is recorded by the Company in cash and cash equivalents, with an offsetting liability included in expenses and taxes payable.

The Company had fixed maturities with an amortized cost of $32.0 million and $32.2 million on deposit with various state and governmental authorities at December 31, 2004 and 2003, respectively. Fair values related to these securities were $33.4 million and $33.7 million at December 31, 2004 and 2003, respectively.

The Company enters into various derivative and other arrangements that may require fixed maturities to be held as collateral. At December 31, 2004 and 2003, fixed maturities held as collateral had a fair value of $122.8 million and $126.4 million, respectively.

There were no contractual investment commitments at December 31, 2004.

The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity.

                                                                      2004
                                                           ---------------------------
                                                             AMORTIZED       FAIR
DECEMBER 31,                                                   COST          VALUE
--------------------------------------------------------------------------------------
(IN MILLIONS)
Due in one year or less                                    $      466.5   $      471.5
Due after one year through five years                             659.3          686.1
Due after five years through ten years                            704.5          738.5
Due after ten years                                               636.2          663.0
                                                           ---------------------------
Total                                                      $    2,466.5   $     2559.1
                                                           ===========================

B. MORTGAGE LOANS AND REAL ESTATE
The Company's mortgage loans are diversified by property type and location. Mortgage loans are collateralized by the related properties and generally do not exceed 75% of the property's value at the time of origination. No mortgage loans were originated during 2004 and 2003. The carrying values of mortgage loans, net of applicable reserves, were $64.1 million and $122.3 million at December 31, 2004 and 2003, respectively. Reserves for mortgage loans were $0.8 million and $1.3 million at December 31, 2004 and 2003, respectively.

At December 31, 2004, no real estate was held in the Company's investment portfolio. At December 31, 2003, the Company held one real estate investment with a carrying value of $4.3 million that was acquired through the foreclosure of a mortgage loan. This foreclosure represents the only non-cash mortgage activity in 2003. This investment was sold in 2004 for $4.1 million. The net loss of $0.2 million is included in net realized investment losses in the Consolidated Statements of Income.

There were no contractual commitments to extend credit under commercial mortgage loan agreements at December 31, 2004.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY)

Mortgage loan investments comprised the following property types and geographic regions:

DECEMBER 31,                                              2004           2003
--------------------------------------------------------------------------------
(IN MILLIONS)
Property type:
     Office building                                   $     26.7     $     66.6
     Retail                                                  17.0           23.6
     Industrial/Warehouse                                    14.8           26.6
     Residential                                              6.4            6.6
     Other                                                      -            0.2
     Valuation Allowances                                    (0.8)          (1.3)
                                                       -------------------------
Total                                                  $     64.1     $    122.3
                                                       =========================

Geographic region:
    East North Central                                 $     19.5     $     20.6
    Pacific                                                  19.0           26.0
    South Atlantic                                           12.0           18.3
    New England                                               8.2           39.4
    West South Central                                        0.9            6.1
    Middle Atlantic                                           0.9            4.9
    Other                                                     4.4            8.3
    Valuation Allowances                                     (0.8)          (1.3)
                                                       -------------------------
                                                       $     64.1     $    122.3
                                                       =========================

At December 31, 2004, scheduled mortgage loan maturities were as follows: 2005 $0.1 million; 2006 $10.5 million; 2007 $0.3 million; 2008 $0.3 million; 2009
$5.5 million and $47.4 million thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. During 2004, the Company did not refinance any mortgage loans based on terms which differed from current market rates.

Mortgage loans investment valuation allowances of $0.8 million and $1.3 million at December 31, 2004 and 2003, respectively, have been deducted in arriving at investment carrying values as presented in the Consolidated Balance Sheets. There were no impaired loans or related reserves as of December 31, 2004 and 2003. There was no interest income received in 2004 and 2003 related to impaired loans.

C. DERIVATIVE INSTRUMENTS
The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by foreign currency, equity market and interest rate volatility. As a result of the Company's issuance of trust instruments supported by funding obligations denominated in foreign currencies, as well as its investment in securities denominated in foreign currencies, the Company's operating results are exposed to changes in exchange rates between the U.S. dollar, the Japanese Yen, the British Pound, and the Euro. The Company uses foreign currency exchange swaps, futures, and options to mitigate the short-term effect of changes in currency exchange rates and to manage the risk of cash flow variability. Additionally, in prior years, the Company had floating rate funding agreements that were matched with fixed rate securities, which exposed the Company's cash flows to changes in interest rates. The Company used derivative financial instruments, primarily foreign currency exchange swaps, interest rate swaps, and futures contracts, with indices that correlated to balance sheet instruments, to modify its indicated net interest sensitivity to levels deemed to be appropriate. Prior to September 2002, the Company used exchange traded futures contracts to hedge against interest rate risk on anticipated sales of GICs and other funding agreements. The Company was exposed to interest rate risk from the time of sale of the GIC until the receipt of deposit and purchase of the underlying asset to back the liability. Interest expense on trust instruments supported by funding obligations was $51.8 million, $53.4 million and $61.7 million in 2004, 2003, and 2002, respectively.

The operations of the Company are subject to risks resulting from interest rate fluctuations to the extent that there is a difference between the amount of the Company's interest-earning assets and the amount of

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY)

interest-bearing liabilities that are paid, withdrawn, mature or re-price in specified periods. The principal objective of the Company's asset/liability management activities is to provide maximum levels of net investment income, while maintaining acceptable levels of interest rate and liquidity risk and facilitating the funding needs of the Company. The Company's investment assets are managed in over 20 portfolio segments consistent with specific products or groups of products having similar liability characteristics. As part of this approach, the Company has developed investment guidelines for each portfolio consistent with the return objectives, risk tolerance, liquidity, time horizon, tax and regulatory requirements of the related product or business segment. Management has a general policy of diversifying investments both within and across all portfolios. The Company monitors the credit quality of its investments and the exposure to individual markets, borrowers, industries, and sectors.

By using derivative instruments, the Company is exposed to credit risk. If the counterparty fails to perform, credit risk is equal to the extent of the fair value gain (including any accrued receivable) in a derivative. The Company regularly assesses the financial strength of the counterparties and generally enters into derivative instruments with counterparties rated "A" or better by nationally recognized rating agencies. Depending on the nature of the derivative transaction, the Company maintains bilateral Collateral Standardized Arrangements ("CSA") with each counterparty. In general, the CSA sets a minimum threshold of exposure that must be collateralized, although thresholds may vary by CSA. The Company's counterparties held collateral, in the form of cash, bonds and U.S. Treasury notes, of $94.8 million and $71.6 million at December 31, 2004 and 2003, respectively.

Management monitors the Company's derivative activities by reviewing portfolio activities and risk levels. Management also oversees all derivative transactions to ensure that the types of transactions entered into and the results obtained from those transactions are consistent with both the Company's risk management strategy and with Company policies and procedures.

D. CASH FLOW HEDGES
The Company enters into compound foreign currency/interest rate swap contracts to hedge foreign currency and interest rate exposure on specific trust instruments supported by funding obligations. Under the swap contracts, the Company agrees to exchange interest and principal related to trust obligations payable in foreign currencies, at current exchange rates, for the equivalent payment in U.S. dollars translated at a specific currency exchange rate. Additionally, the Company used foreign exchange futures and options contracts to hedge foreign currency exposure on specific trust instruments supported by funding obligations. Finally, the Company also enters into foreign exchange forward contracts to hedge its foreign currency exposure on specific fixed maturity securities. Under the foreign exchange futures, options, and forward contracts, the Company has the right to purchase the hedged currency at a fixed strike price in U.S. dollars.

The Company also may enter into various types of derivatives to hedge exposure to interest rate fluctuations. Specifically, for floating rate funding agreement liabilities that are matched with fixed rate securities, the Company may manage the risk of cash flow variability by hedging with interest rate swap contracts. Under these swap contracts, the Company agrees to exchange, at specified intervals, the difference between fixed and floating interest amounts calculated on an agreed-upon notional principal amount.

Further, the Company also may use U.S. Treasury Note futures to hedge against interest rate fluctuations associated with the reinvestment of fixed maturities by purchasing long and selling short futures contracts on margin. The Company is exposed to interest rate risk on reinvestments of fixed maturities from the time of maturity until the purchase of new fixed maturities. Additionally, prior to September 2002, the Company used exchange traded futures contracts to hedge against interest rate fluctuations associated with the sale of GICs and other funding agreements. The Company was exposed to interest rate risk from the time of the sale of the GIC until receipt of the deposit and purchase of the underlying asset to back the liability

The Company recognized no gains or losses in 2004 related to ineffective cash flow hedges. However, the Company recognized a net loss of $9.0 million in 2003, representing the ineffectiveness of all cash flow hedges, related to ineffective futures and options contracts, which are reported in other income in the Consolidated Statements of Income. For the year ended December 31, 2002, the Company recognized a net gain of $37.7 million, representing the total ineffectiveness on all cash flow hedges, of which $37.6 million

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY)

related to ineffective swap contracts which were reported in losses (gains) on derivative instruments in the Consolidated Statements of Income and $0.1 million related to ineffectiveness of futures and options contracts and were reported in other income in the Consolidated Statements of Income. The $37.6 million of gains on ineffective swap contracts in 2002 included $35.8 million of losses that were reclassified from losses (gains) on derivative instruments to net realized investment losses in the Consolidated Statements of Income. These accumulated losses had originally been recorded during the fourth quarter of 2001 as losses (gains) on derivative instruments in the Consolidated Statements of Income. All components of each derivative's gain or loss are included in the assessment of hedge effectiveness, unless otherwise noted.

As of December 31, 2004, $55.5 million of the deferred net gains on derivative instruments accumulated in other comprehensive income could be recognized in earnings during the next twelve months depending on the forward interest rate and currency rate environment. Transactions and events that are expected to occur over the next twelve months and will necessitate reclassifying to earnings these derivatives gains (losses) include: the interest payments (receipts) on foreign denominated trust instruments supported by funding obligations and foreign securities; the possible repurchase of other funding agreements; and the anticipated reinvestment of fixed maturities. The maximum term over which the Company is hedging its exposure to the variability of future cash flows, for all forecasted transactions, excluding interest payments on variable-rate funding agreements, is twelve months.

E. TRADING ACTIVITIES
The Company entered into equity-linked swap contracts which are economic hedges but do not qualify for hedge accounting under Statement No. 133. These products are linked to specific equity-linked liabilities on the balance sheet. Under the equity-linked swap contracts, the Company agrees to exchange, at specific intervals, the difference between fixed and floating rate interest amounts calculated on an agreed upon notional amount. The final payment at maturity will include the appreciation, if any, of a basket of specific equity indices. Additionally, the Company also entered into insurance portfolio-linked and other swap contracts for investment purposes. These products were not linked to specific assets and liabilities on the balance sheet or to a forecasted transaction, and therefore did not qualify for hedge accounting. Under the insurance portfolio-linked swap contracts, the Company agreed to exchange cash flows according to the performance of a specified underwriter's portfolio of insurance business. Under the other swap contracts entered into for investment purposes, the Company agreed to exchange the differences between fixed and floating interest amounts calculated on an agreed upon notional principal amount.

During 2004, 2003, and 2002, the Company recognized a net gain of $6.8 million, $12.3 million, and $10.9 million, respectively on all trading derivatives. The net gain recognized in 2004 included $7.4 million of net gains representing the ineffectiveness on equity-linked swap contracts, which were recorded in other income in the Consolidated Statements of Income. Additionally, the 2004 net gain also included a $0.6 million loss related to embedded derivatives on equity-linked trust instruments supported by funding obligations, which was reported in (gains) losses on derivative instruments in the Consolidated Statements of Income. The net gain recognized in 2003 included $14.0 million of net gains representing the ineffectiveness on equity-linked swap contracts, which was recorded in other income in the Consolidated Statements of Income. Additionally, the net gain in 2003 included $1.7 million loss related to embedded derivatives on equity-linked trust instruments supported by funding obligations, which is reported in (gains) losses on derivative instruments in the Consolidated Statements of Income. The net gain of $10.9 million in 2002 represents the total ineffectiveness on equity-linked swap contracts and the embedded derivative on the equity-linked trust instruments supported by funding obligations. These amounts were reported in (gains) losses on derivative instruments and other income in the Consolidated Statements of Income.

As of December 31, 2001, the Company no longer held insurance portfolio-linked swap contracts, although final payment related to this contract was recorded in 2002, in accordance with contract terms. Net realized investment gains related to insurance portfolio-linked contracts were $2.1 million for the year ended December 31, 2002.

As of December 31, 2002, the Company no longer held any other swap contracts for investment purposes. The net decrease in net investment income related to these contracts was $0.4 million for the year ended December 31, 2002.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY)

F. UNREALIZED GAINS AND LOSSES
Unrealized gains and losses on available-for-sale, other securities, and derivative instruments are summarized as follows:

                                                                                             EQUITY
                                                                             FIXED        SECURITIES AND
FOR THE YEARS ENDED DECEMBER 31,                                           MATURITIES      OTHER(1),(2)        TOTAL
-------------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
2004
Net (depreciation) appreciation, beginning of year                       $        (28.6)  $         (1.5)  $        (30.1)
                                                                         ------------------------------------------------
    Net appreciation (depreciation) on available-for-sale
     securities and derivative instruments                                         11.3             (1.4)             9.9
    Net depreciation from the effect on deferred
     policy acquisition costs and on policy liabilities                            (3.5)               -             (3.5)
    (Provision) benefit for deferred federal income taxes                          (2.6)             0.5             (2.1)
                                                                         ------------------------------------------------
                                                                                    5.2             (0.9)             4.3
                                                                         ------------------------------------------------
Net depreciation, end of year                                                     (23.4)            (2.4)           (25.8)
                                                                         ================================================

2003
Net depreciation, beginning of year                                      $        (38.3)  $         (1.0)  $        (39.3)
                                                                         ------------------------------------------------
    Net appreciation (depreciation) on available-for-sale
     securities and derivative instruments                                         14.6             (0.7)            13.9
    Net depreciation from the effect on deferred
     policy acquisition costs and on policy liabilities                             0.3                -              0.3
    (Provision) benefit for deferred federal income taxes                          (5.2)             0.2             (5.0)
                                                                         ------------------------------------------------
                                                                                    9.7             (0.5)             9.2
                                                                         ------------------------------------------------
Net depreciation, end of year                                            $        (28.6)  $         (1.5)  $        (30.1)
                                                                         ================================================

2002
Net appreciation (depreciation), beginning of year                       $         19.2   $         (1.4)  $         17.8
                                                                         ------------------------------------------------
    Net (depreciation) appreciation on available-for-sale
     securities and derivative instruments                                        (62.2)             0.5            (61.7)
    Net depreciation from the effect on deferred
     policy acquisition costs and on policy liabilities                           (26.2)               -            (26.2)
    Benefit (provision) for deferred federal income tax                            30.9             (0.1)            30.8
                                                                         ------------------------------------------------
                                                                                  (57.5)             0.4            (57.1)
                                                                         ------------------------------------------------
Net depreciation, end of year                                            $        (38.3)  $         (1.0)  $        (39.3)
                                                                         ================================================

(1) FIXED MATURITIES INCLUDE AFTER-TAX NET APPRECIATION (DEPRECIATION) ON DERIVATIVE INSTRUMENTS OF $20.0 MILLION, $(4.7) MILLION AND $(38.0) MILLION IN 2004, 2003 AND 2002, RESPECTIVELY. BALANCES AT DECEMBER 31, 2004, 2003 AND 2002 INCLUDE AFTER-TAX NET DEPRECIATION FROM DERIVATIVE INSTRUMENTS OF $50.5 MILLION, $70.5 MILLION AND $65.8 MILLION, RESPECTIVELY.

(2) BALANCES AT DECEMBER 31, 2004, 2003 AND 2002 INCLUDE NET APPRECIATION (DEPRECIATION) ON OTHER ASSETS OF $1.8 MILLION, $(4.2) MILLION, AND $0.6 MILLION, RESPECTIVELY.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY)

G. SECURITIES IN A CONTINUOUS UNREALIZED LOSS POSITION
The following table provides information about the Company's fixed maturities and equity securities that have been continuously in an unrealized loss position:

                                                                        2004                      2003
----------------------------------------------------------------------------------------------------------------
                                                                 GROSS                     GROSS
                                                               UNREALIZED      FAIR      UNREALIZED     FAIR
FOR THE YEARS ENDED DECEMBER 31,                                 LOSSES        VALUE       LOSSES       VALUE
----------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Investment grade fixed maturities (1):
0-6 months                                                     $      1.6   $    282.8   $      6.0   $    416.8
7-12 months                                                           2.7        139.0          3.9        140.1
Greater than 12 months                                                4.1        120.4          3.7         73.6
                                                               -------------------------------------------------
Total investment grade fixed maturities                               8.4        542.2         13.6        630.5

Below investment grade fixed maturities (2):
0-6 months                                                            0.1          5.3          0.4         15.0
7-12 months                                                           0.2          2.9          0.6          0.8
Greater than 12 months                                                  -            -          1.4         23.6
                                                               -------------------------------------------------
Total below investment grade fixed
  maturities                                                          0.3          8.2          2.4         39.4
Equity securities                                                       -            -          0.1          1.2
                                                               -------------------------------------------------
Total fixed maturities and equity securities                   $      8.7   $    550.4   $     16.1   $    671.1
                                                               =================================================

(1) INCLUDES GROSS UNREALIZED LOSSES FOR INVESTMENT GRADE FIXED MATURITY OBLIGATIONS OF THE U.S. TREASURY, U.S. GOVERNMENT AND AGENCY SECURITIES, STATES, AND POLITICAL SUBDIVISIONS OF $0.6 MILLION AND $0.5 MILLION AT DECEMBER 31, 2004 AND 2003, RESPECTIVELY.

(2) AT DECEMBER 31, 2004 AND 2003, SUBSTANTIALLY ALL BELOW INVESTMENT GRADE SECURITIES WITH AN UNREALIZED LOSS HAD BEEN RATED BY THE NAIC, STANDARD & POOR'S, OR MOODY'S.

The Company employs a systematic methodology to evaluate declines in fair values below amortized cost for all investments. The methodology utilizes a quantitative and qualitative process ensuring that available evidence concerning the declines in fair value below amortized cost is evaluated in a disciplined manner. In determining whether a decline in fair value below amortized cost is other-than-temporary, the Company evaluates the length of time and the extent to which the fair value has been less than amortized cost; the financial condition and near-term prospects of the issuer; the issuer's credit and financial strength ratings; the issuer's financial performance, including earnings trends, dividend payments, and asset quality; any specific events which may influence the operations of the issuer; general market conditions; the financial condition and prospects of the issuer's market and industry; and, the Company's ability and intent to hold the investment. As a result of this review, the Company has concluded that the gross unrealized losses of fixed maturities and equity securities are temporary.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY)

H. OTHER
At December 31, 2004 and 2003 the Company had the following concentration of investments at fair value that exceeded 10% of shareholders' equity:

   ISSUER NAME                                                                                2004        2003
------------------------------------------------------------------------------------------------------------------
   (IN MILLIONS)
   Federal Home Loan Mortgage Corporation                                                  $    200.3   $     80.1
   Morgan Stanley Dean Witter Capital I                                                         118.5         69.9
   Federal National Mortgage Association                                                         89.0        129.4
   Federal Home Loan Bank                                                                        50.6            -
   Bank One Corp                                                                                 49.0            -
   U.S. Treasury                                                                                 44.8         48.9
   Bear Stearns Commercial Mortgage Securities                                                   44.8         47.2
   JP Morgan Chase Commercial Mortgage                                                              -         35.0
   Marshall Money Market Fund                                                                       -         34.9
   First Union National Bank Commercial Mortgage                                                    -         32.9

6. INVESTMENTS INCOME GAINS AND LOSSES

A. NET INVESTMENT INCOME
The components of net investment income were as follows:

FOR THE YEARS ENDED DECEMBER 31,                                                 2004         2003         2002
------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Fixed maturities                                                              $    139.3   $    159.6   $    230.9
Equity securities                                                                    0.1          0.1          0.1
Mortgage loans                                                                       8.0         12.4         16.4
Policy loans                                                                         9.2         10.1          9.9
Derivatives                                                                        (21.3)        (5.9)       (37.7)
Other long-term investments                                                          2.3          5.0          8.4
Short-term investments                                                               0.8          0.9          2.1
                                                                              ------------------------------------
Gross investment income                                                            138.4        182.2        230.1
Less investment expenses                                                            (4.7)        (3.6)        (8.0)
                                                                              ------------------------------------
Net investment income                                                         $    133.7   $    178.6   $    222.1
                                                                              ====================================

The Company had fixed maturities with a carry value of $12.4 million and $9.0 million on non-accrual status at December 31, 2004 and 2003, respectively. The Company had no mortgage loans on non-accrual status at December 31, 2004 or 2003. The effect of non-accruals, compared with amounts that would have been recognized in accordance with the original terms of the investments, was a reduction in net investment income of $2.3 million, $2.3 million, and $9.6 million in 2004, 2003, and 2002, respectively.

The payment terms of mortgage loans may from time to time be restructured or modified. There were no restructured mortgage loans at December 31, 2004 and 2003.

There were no mortgage loans which were non-income producing at December 31, 2004 and 2003. However, the Company had non-income producing fixed maturities with a carrying value of $9.7 million and $3.3 million at December 31, 2004 and 2003, respectively.

Included in other long-term investments are losses from limited partnerships of $0.3 million in 2004, and income of $3.2 million and $5.0 million in 2003 and 2002, respectively.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY)

B. NET REALIZED INVESTMENT GAINS AND LOSSES
Realized (losses) gains on investments were as follows:

FOR THE YEARS ENDED DECEMBER 31,                                                 2004         2003         2002
------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Fixed maturities                                                              $      3.4   $     13.3   $    (14.0)
Equity securities                                                                    1.6          0.5            -
Mortgage loans                                                                       0.4          0.8          0.8
Derivatives                                                                         (9.0)        (4.4)       (53.1)
Other long-term investments                                                         (0.6)        (2.6)         2.0
                                                                              ------------------------------------
Net realized investment (losses) gains                                        $     (4.2)  $      7.6   $    (64.3)
                                                                              ====================================

The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

                                                                           PROCEEDS FROM
                                                                              VOLUNTARY      GROSS        GROSS
FOR THE YEARS ENDED DECEMBER 31,                                                SALES        GAINS        LOSSES
------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
2004
Fixed maturities                                                           $       382.7   $      6.3   $      3.0
Equity securities                                                                    3.2          1.8          0.1

2003
Fixed maturities                                                           $       583.8   $     39.9   $      5.6
Equity securities                                                                    0.7          0.6            -

2002
Fixed maturities                                                           $     1,636.0   $     83.1   $     20.4
Equity securities                                                                    0.1          0.1            -

The Company recognized losses of $4.3 million, $22.5 million, and $81.5 million in 2004, 2003, and 2002, respectively, related to other-than-temporary impairments of fixed maturities and other securities.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY)

C. OTHER COMPREHENSIVE INCOME RECONCILIATION
The following table provides a reconciliation of gross unrealized gains (losses) to the net balance shown in the Statements of Comprehensive Income:

FOR THE YEARS ENDED DECEMBER 31,                                                2004          2003        2002
------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Unrealized appreciation (depreciation) on available-for-sale securities:

Unrealized holding (losses) gains arising during period, (net of taxes
(benefit) of $(7.1), $11.4 and $(14.5) in 2004, 2003 and 2002)                $    (12.8)  $     21.2   $    (26.9)

Less: reclassification adjustment for (losses) gains included in net income
(net of taxes (benefit) of $1.5, $3.9 and $(4.2) million in 2004,
2003 and 2002                                                                        2.9          7.3         (7.8)
                                                                              ------------------------------------
Total available-for-sale securities                                                (15.7)        13.9        (19.1)
                                                                              ====================================
Unrealized (depreciation) appreciation on derivative instruments:

Unrealized holding gains (losses) arising during period, (net of taxes
(benefit) of $11.7, $10.7 and $4.7 million in 2004, 2003 and 2002)                  21.9         19.9          8.9

Less: reclassification adjustment for gain (losses) included in net income (net of taxes (benefit) of $1.0, $13.2 and $25.2 million in 2004,
2003 and 2002)                                                                       1.9         24.6         46.9
                                                                              ------------------------------------
Total derivative instruments                                                        20.0         (4.7)       (38.0)
                                                                              ------------------------------------
Net unrealized appreciation (depreciation) on available-for-sale securities   $      4.3   $      9.2   $    (57.1)
                                                                              ====================================

7. FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards No. 107, DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS, requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND CASH EQUIVALENTS
For these short-term investments, the carrying amount approximates fair value.

FIXED MATURITIES
Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality.

EQUITY SECURITIES
Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS
Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair values are limited to the lesser of the present value of the cash flows or book value.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY)

POLICY LOANS
The carrying amount reported in the Consolidated Balance Sheets approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

DERIVATIVE INSTRUMENTS
Fair values are estimated using independent pricing sources.

INVESTMENT CONTRACTS (WITHOUT MORTALITY FEATURES)
Fair values for liabilities under guaranteed investment type contracts are estimated using discounted cash flow calculations using current interest rates for similar contracts with maturities consistent with those remaining for the contracts being valued. Liabilities under supplemental contracts without life contingencies are estimated based on current fund balances and other individual contract funds represent the present value of future policy benefits. Other liabilities are based on current surrender values.

TRUST INSTRUMENTS SUPPORTED BY FUNDING OBLIGATIONS
Fair values are estimated using discounted cash flow calculations using current interest rates for similar contracts with maturities consistent with those remaining for the contracts being valued.

The estimated fair values of the financial instruments were as follows:

                                                                         2004                      2003
                                                               -------------------------------------------------
                                                                CARRYING        FAIR      CARRYING       FAIR
DECEMBER 31,                                                     VALUE         VALUE       VALUE        VALUE
----------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Financial Assets
   Cash and cash equivalents                                   $    165.0   $    165.0   $    309.1   $    309.1
   Fixed maturities                                               2,559.1      2,559.1      2,818.8      2,818.8
   Equity securities                                                  2.5          2.5          5.5          5.5
   Mortgage loans                                                    64.1         77.0        122.3        128.1
   Policy loans                                                     148.3        148.3        160.3        160.3
   Derivative instruments                                            72.9         72.9         36.5         36.5

Financial Liabilities
   Guaranteed investment contracts                             $     30.0   $     31.2   $    207.5   $    217.0
   Derivative instruments                                             8.5          8.5         15.7         15.7
   Supplemental contracts without life contingencies                 21.2         21.2         22.7         22.7
   Dividend accumulations                                            86.1         86.1         87.1         87.1
   Other individual contract deposit funds                           13.0         13.0         15.3         15.3
   Other group contract deposit funds                                38.6         38.3        162.2        165.3
   Individual annuity contracts - general account                   110.2        106.2        120.2        114.9
   Trust instruments supported by funding obligations             1,126.0      1,128.2      1,200.3      1,210.8

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY)

8. CLOSED BLOCK

Summarized financial information of the Closed Block as of December 31, 2004 and 2003 and for the periods ended December 31, 2004, 2003 and 2002 is as follows:

   December 31,                                                                     2004        2003
   -----------------------------------------------------------------------------------------------------
   (IN MILLIONS)
   Assets
       Fixed maturities, at fair value (amortized cost of $505.3 and
         $496.2)                                                                 $    535.1   $    523.4
       Mortgage loans                                                                  31.4         40.7
       Policy loans                                                                   144.4        156.1
       Cash and cash equivalents                                                       20.1          9.4
       Accrued investment income                                                       11.4         12.3
       Deferred policy acquisition costs                                                4.4          6.1
       Deferred federal income taxes                                                    8.0          7.6
       Other assets                                                                     2.6          4.9
                                                                                 ----------   ----------
   Total assets                                                                  $    757.4   $    760.5
                                                                                 ----------   ----------
   Liabilities
       Policy liabilities and accruals                                           $    726.1   $    749.9
       Policyholder dividends                                                          64.9         62.8
       Other liabilities                                                               10.6          2.6
                                                                                 ----------   ----------
   Total liabilities                                                             $    801.6   $    815.3
                                                                                 ----------   ----------

   Excess of Closed Block liabilities over assets designated to the
       Closed Block                                                              $     44.2   $     54.8
   Amounts included in accumulated other comprehensive income:
   Net unrealized investment losses, net of deferred federal income tax
       benefits of $5.9 and $5.5 million                                              (11.0)       (10.2)
                                                                                 ----------   ----------
   Maximum future earnings to be recognized from Closed Block assets
       and liabilities                                                           $     33.2   $     44.6
                                                                                 ----------   ----------

FOR THE YEARS ENDED DECEMBER 31,                                                 2004         2003        2002
------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Revenues
     Premiums and other income                                                $     38.7   $     40.8   $     46.2
     Net investment income                                                          43.0         46.4         51.3
     Net realized investment gains (losses)                                            -          2.3         (8.3)
                                                                              ------------------------------------
Total revenues                                                                      81.7         89.5         89.2
                                                                              ====================================
Benefits and expenses
     Policy benefits                                                                68.8         80.7         79.4
     Policy acquisition expenses                                                     1.7          2.2          2.2
     Other operating expenses                                                        0.1          0.2          0.7
                                                                              ------------------------------------
Total benefits and expenses                                                         70.6         83.1         82.3
                                                                              ------------------------------------
Contribution from the Closed Block                                            $     11.1   $      6.4   $      6.9
                                                                              ====================================

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY)

FOR THE YEARS ENDED DECEMBER 31,                                                  2004         2003        2002
------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Cash Flows
     Cash flows from operating activities:
     Contribution from the Closed Block                                       $     11.1   $      6.4   $      6.9
     Adjustment for net realized investment (gains) losses                             -         (2.3)         8.3
     Change in:
            Deferred policy acquisition costs                                        1.7          2.1          2.2
            Policy liabilities and accruals                                        (25.6)       (15.0)       (31.2)
            Expenses and taxes payable                                              (0.3)       (21.2)         9.6
            Other, net                                                               4.3         (0.8)        (1.3)
                                                                              ------------------------------------
     Net cash used in operating activities                                          (8.8)       (30.8)        (5.5)
     Cash flows from investing activities:
         Sales, maturities and repayments of investments                            67.9        136.2        176.1
         Purchases of investments                                                  (60.1)      (107.6)      (194.2)
         Policy loans                                                               11.7         11.3         14.7
                                                                              ------------------------------------
     Net cash provided by (used in) investing activities                            19.5         39.9         (3.4)
                                                                              ====================================
Net increase (decrease) in cash and cash equivalents                                10.7          9.1         (8.9)
Cash and cash equivalents, beginning of year                                         9.4          0.3          9.2
                                                                              ------------------------------------
Cash and cash equivalents, end of year                                        $     20.1   $      9.4   $      0.3
                                                                              ====================================

Many expenses related to Closed Block operations are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside the Closed Block.

9. GOODWILL

On January 1, 2002, the Company adopted Statement No. 142. Upon implementation, the Company recorded an impairment charge of $1.6 million, net of taxes, and ceased its amortization of goodwill. In accordance with the provisions of Statement No. 142, the Company performed its annual review of its goodwill for impairment in the fourth quarter of 2003 and recorded a pre-tax charge of $2.1 million, to recognize the impairment of goodwill related to one of its non-insurance subsidiaries. This charge was reflected in other operating expenses in the Consolidated Statements of Income. The Company used a discounted cash flow model to value this subsidiary. On December 31, 2003, the Company sold this subsidiary. The Company's remaining $0.9 million of goodwill was expensed as a component of the related loss on sale.

10. FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of Statement No. 109. A summary of the federal income tax expenses (benefit) in the Consolidated Statements of Income is shown below:

FOR THE YEARS ENDED DECEMBER 31,                                                 2004         2003         2002
------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Federal income tax expense (benefit)
   Current                                                                    $    (37.6)  $     21.4   $     18.5
   Deferred                                                                         13.4        (17.3)        (9.7)
                                                                              ------------------------------------
Total                                                                         $    (24.2)  $      4.1   $      8.8
                                                                              ====================================

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY)

The federal income taxes attributable to the consolidated results of operations is different from the amount determined by multiplying income before federal income taxes by the statutory federal income tax rate. The sources of the difference and the tax effects of each were as follows:

FOR THE YEARS ENDED DECEMBER 31,                                                 2004         2003        2002
------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Expected federal income tax expense  (benefit)                               $       5.8   $      3.5   $     31.3
   Prior years' federal income tax settlement                                      (30.4)         0.0        (11.6)
   Tax credits                                                                      (4.3)        (4.5)       (10.8)
   Restricted stock                                                                    -          2.1            -
   Deferred tax adjustment                                                           4.9            -            -
   Sale of subsidiary                                                                  -          1.5            -
   Dividend received deduction                                                      (0.7)        (1.0)        (1.1)
   Changes in other tax estimates                                                    0.1          1.1          0.9
   Other, net                                                                        0.4          1.4          0.1
                                                                              ------------------------------------
Federal income tax expense (benefit)                                          $    (24.2)  $      4.1   $      8.8
                                                                              ====================================

Following are the components of the Company's deferred tax assets and liabilities.

DECEMBER 31,                                                                                  2004         2003
------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Deferred tax (asset) liabilities
        Tax credit carryforwards                                                           $    (60.4)  $    (55.3)
        Investments, net                                                                        (46.7)       (29.9)
        Employee benefit plans                                                                  (45.5)       (45.9)
        Insurance reserves                                                                      (45.1)       (57.0)
        Discontinued operations                                                                 (16.6)       (18.6)
        Deferred acquisition costs                                                                4.5          6.9
        Restructuring reserve                                                                    (1.6)        (7.4)
        Loss carryforwards                                                                        0.0        (17.9)
        Deferred sales inducement                                                                 1.0          1.2
        Software capitalization                                                                   0.8          0.4
        Other, net                                                                               (3.5)        (4.0)
                                                                                           -----------------------
Deferred tax asset, net                                                                    $   (213.1)  $   (227.5)
                                                                                           =======================

Gross deferred income tax assets totaled approximately $342 million and $303 million at December 31, 2004 and 2003, respectively. Gross deferred income tax liabilities totaled approximately $129 million and $75 million at December 31, 2004 and 2003, respectively.

The Company believes, based on objective evidence, the deferred tax assets will be realized. At December 31, 2004, there are available low-income housing credit carryforwards, alternative minimum tax credit carryforwards, and foreign tax credit carryforwards of $59.4 million, $0.5 million and $0.5 million, respectively. The alternative minimum tax credit carryforward has no expiration date, the low-income housing credit carryforward will expire beginning in 2018 and the foreign tax credit carryforward will expire beginning in 2013. Approximately $3 million of the tax credit carry forwards are subject to an intercompany tax allocation agreement, which requires the company to utilize such credits on a separate tax return basis.

In the first quarter of 2004, the Company has reached a favorable settlement with respect to FAFLIC's federal income tax returns for 1982 and 1983 that will result in a tax benefit of approximately $30 million.

The Company's federal income tax returns are routinely audited by the IRS, and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the FAFLIC/AFLIAC consolidated group's federal income tax returns through 1997. In the Company's opinion,

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY)

adequate tax liabilities have been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

11. PENSION PLANS

DEFINED BENEFIT PLANS
Prior to 2005, AFC provided retirement benefits to substantially all of its employees under defined benefit pension plans. These plans were based on a defined benefit cash balance formula, whereby the Company annually provided an allocation to each covered employee based on a percentage of that employee's eligible salary, similar to a defined contribution plan arrangement. In addition to the cash balance allocation, certain transition group employees, who had met specified age and service requirements as of December 31, 1994, were eligible for a grandfathered benefit based primarily on the employees' years of service and compensation during their highest five consecutive plan years of employment. The Company's policy for the plans is to fund at least the minimum amount required by the Employee Retirement Income Security Act of 1974 ("ERISA").

As of January 1, 2005, the defined benefit pension plans were frozen and the Company enhanced its defined contribution 401(k) plan. No further cash balance allocations will be credited for plan years beginning on or after January 1, 2005. In addition, grandfathered benefits are frozen at January 1, 2005 levels with an annual transition pension adjustment calculated at an interest rate equal to 5% per year, up to 35 years of completed service, and 3% thereafter. As a result of these actions, the Company recognized a curtailment gain of $1.0 million in 2004. The changes to the 401(k) plan are discussed in detail below.

ASSUMPTIONS
In order to measure the expense associated with these plans, management must make various estimates and assumptions, including discount rates used to value liabilities, assumed rates of return on plan assets, compensation increases, employee turnover rates and anticipated mortality rates, for example. The estimates used by management are based on the Company's historical experience, as well as current facts and circumstances. In addition, the Company uses outside actuaries to assist in measuring the expense and liability associated with these plans.

The Company utilizes a measurement date of December 31st to determine its pension benefit obligations. Weighted-average assumptions used to determine pension benefit obligations are as follows:

DECEMBER 31                        2004       2003       2002
--------------------------------------------------------------
(IN MILLIONS)
Discount rate                       5.63      5.875       6.25

Rate of compensation                  NA       4.00       4.00
Cash balance allocation (1)           NA       5.00       3.00
Cash balance interest               5.00       5.00       6.00

(1) As a result of the aforementioned decision to freeze the defined benefit plans, pension benefit obligations will not be affected by future compensation increases and there will be no further cash balance allocations.

The Company utilizes a measurement date of January 1st to determine its periodic pension costs. Weighted-average assumptions used to determine net periodic pension costs are as follows:

DECEMBER 31,                       2004       2003       2002
--------------------------------------------------------------
(IN MILLIONS)
Discount rate                      5.875      6.25       6.875
Expected return on plan            8.50       8.50       9.50
Rate of compensation               4.00       4.00       4.00
Cash balance allocation            5.50       5.00       3.00


FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY)

Cash balance interest               5.00       6.00       7.00

The expected rate of return was determined by using historical mean returns, adjusted for certain factors believed to have an impact on future returns. Specifically, the Company expects the equity market returns will be in the high single digit range and has adjusted the historical mean returns downward to reflect this expectation. Also, the Company decreased its fixed income mean return from historical levels based on its expectation of modest increases in interest rates, slightly offsetting the coupon return. The adjusted mean returns were weighted to the plan's actual asset allocation at December 31, 2003, resulting in an expected rate of return on plan assets for 2004 of 8.50%.

PLAN ASSETS
The Company utilizes a target allocation strategy, focusing on creating a mix of assets to generate growth in equity, as well as managing expenses and contributions. Various factors were taken into consideration in determining the appropriate asset mix, such as census data, actuarial valuation information and capital market assumptions. The Company has determined that the optimal investment strategy is to have a target mix of 72% of its plan assets in equity securities and 28% in fixed income securities and money market funds. The target allocations and actual invested asset allocations for 2004 and 2003 for the Company's plan assets are as follows:

                                           TARGET          DECEMBER 31
                                           LEVELS        2004        2003
--------------------------------------------------------------------------
Equity securities:

Domestic                                        47%      41.91       43.35
International                                   20%      20.42       20.19
AFC Common Stock                                 5%       7.88        7.41
                                           -------     -------     -------
Total equity securities                         72%      70.21       70.95
                                           -------     -------     -------
Fixed maturities                                26%      29.38       28.73
Money market funds                               2%       0.41        0.32
                                           -------     -------     -------
Total fixed maturities and money market         28%      29.79       29.05
                                           -------     -------     -------
Total assets                                   100%     100.00      100.00
                                           =======     =======     =======

During the fourth quarter of 2003, a portion of the plan assets were transferred from separate investment accounts of FAFLIC to non-affiliated commingled pools. At December 31, 2004 and 2003, approximately 67% and 66% respectively, of plan assets were invested in these commingled pools. Prior to 2003, plan assets were invested primarily in various separate accounts and the general account of FAFLIC. Equity securities include 796,462 shares of AFC common stock at December 31, 2004 and 2003 with a market value of $26.1 million and $24.5 million, respectively.

OBLIGATIONS AND FUNDED STATUS

The following table is a reconciliation of the beginning and ending balances of the benefit obligations and the fair value of plan assets. At December 31, 2004 and 2003, the projected benefit obligations exceeded the plans' assets. Changes in the minimum pension liability are reflected as an adjustment to accumulated other comprehensive income and are primarily comprised of the difference between the present value of accumulated benefit obligations and the market value of assets funding the plan. At December 31, 2004 and 2003, the Company had $9.7 million and $6.3 million in accumulated other comprehensive income related to its minimum pension liability. As such, during 2004 the Company recorded an increase in the minimum pension liability of $3.4 million, while in 2003, the Company recorded a decrease of $4.0 million. These changes in the liability are primarily the result of fluctuations in the market value of assets held by the plan due to general shifts in the equity market, as well as changes in plan assumptions.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY)

DECEMBER 31,                                                     2004        2003
-----------------------------------------------------------------------------------
(IN MILLIONS)
Accumulated benefit obligation                                 $  559.7    $  512.3
                                                               --------------------
Change in benefit obligation:
Projected benefit obligation, beginning of year                $  522.5    $  525.4
Service cost - benefits earned during the year                     11.1        11.8
Interest cost                                                      31.2        30.4
Actuarial losses (gains)                                           28.4       (14.0)
Benefits paid                                                     (33.5)      (31.1)
                                                               --------------------
Projected benefit obligation, end of year                         559.7       522.5
                                                               ====================

Change in plan assets:
Fair value of plan assets, beginning of year                      330.7       269.0
Actual return on plan assets                                       28.9        64.5
Company contribution                                                5.8        28.3
Benefits paid                                                     (33.5)      (31.1)
                                                               --------------------
Fair value of plan assets, end of year                            331.9       330.7
                                                               ====================

FUNDED STATUS OF THE PLAN                                        (227.8)     (191.8)
Unrecognized transition obligation                                (10.5)      (12.8)
Unamortized prior service cost                                     (0.1)       (8.3)
Unrecognized net actuarial losses                                 138.7       137.4
Additional minimum pension liability                             (129.4)     (112.8)
                                                               --------------------
NET PENSION LIABILITY                                          $ (229.1)   $ (188.3)
                                                               ====================

As a result of the Company's merger with Allmerica P&C in 1997, certain pension liabilities were reduced to reflect their fair value as of the merger date. These pension liabilities were reduced by $1.9 million and $3.3 million in 2004 and 2003, respectively, which reflects fair value, net of applicable amortization. In addition to the net pension liability, the Company recorded $0.6 million in intangible assets related to its non-qualified plans in 2003. There were no intangible assets as of December 31, 2004.

Components of net periodic pension cost were as follows:

FOR THE YEARS ENDED DECEMBER 31,                             2004       2003       2002
----------------------------------------------------------------------------------------
(IN MILLIONS)
Service cost - benefits earned during the year             $  11.1    $  11.8    $  11.1
Interest cost                                                 31.2       30.4       32.6
Expected return on plan assets                               (27.0)     (22.4)     (33.4)
Recognized net actuarial loss                                 21.5       28.9       11.3
Amortization of transition asset                              (2.2)      (2.2)      (2.2)
Amortization of prior service cost                            (2.9)      (3.0)      (2.6)
Curtailment (gain) loss and special                           (1.0)       0.7        5.4
                                                           -----------------------------
Net periodic pension cost                                  $  30.7    $  44.2    $  22.2
========================================================================================

The curtailment gain in 2004 is due to the aforementioned decision to freeze the defined benefit pension plans and primarily reflects the elimination of unrecognized prior service cost. The curtailment loss in 2003 of $0.7 million is the result of the Life Companies VeraVest restructuring effort in the fourth quarter of 2003 (see Note 3 - Significant Transactions). The curtailment loss primarily reflects the elimination of future expected years of service for those home office participants terminated as a result of the VeraVest restructuring. The curtailment loss and special termination benefits in 2002 of $4.3 million and $1.1

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY)

million, respectively, relate to the 2002 Life Companies restructuring (see Note 3 - Significant Transactions). The curtailment loss primarily reflects the elimination of future expected years of service for agents terminated pursuant to the 2002 Life Companies restructuring, while special termination benefit costs reflect acceleration of retirement criteria under the plan for transition group participants terminated due to the restructuring.

The unrecognized net actuarial gains (losses) which exceed 10% of the greater of the projected benefit obligation or the market value of plan assets are amortized as a component of net periodic pension cost over five years.

CONTRIBUTIONS
The Company is required to contribute $0.9 million to its qualified pension plan in 2005 in order to fund its minimum obligation in accordance with ERISA. In addition, the Company expects to contribute $1.9 million to its non-qualified pension plans to fund 2005 benefit payments. At this time, no discretionary contributions are expected to be made to the plans in 2005.

BENEFIT PAYMENTS
The Company estimates that benefit payments over the next 10 years will be as follows:

                                  2005      2006      2007      2008      2009      2010-2014
---------------------------------------------------------------------------------------------
(IN MILLIONS)
Qualified pension plan           $ 27.9    $ 28.4    $ 30.2    $ 31.2    $ 31.3    $    182.1
Non-qualified pension plan       $  1.9    $  2.1    $  2.2    $  2.4    $  2.3    $     11.4

The benefit payments are based on the same assumptions used to measure the Company's benefit obligations at the end of 2004.

DEFINED CONTRIBUTION PLANS
In addition to the defined benefit plans, AFC provides a defined contribution 401(k) plan for its employees, whereby the Company matches employee elective 401(k) contributions, up to a maximum percentage determined annually by the Board of Directors. During 2004, 2003 and 2002, the Company matched 50% of employees' contributions up to 6.0% of eligible compensation. The total expense related to this plan was $5.2 million, $5.4 million, and $5.0 million in 2004, 2003 and 2002, respectively.
Effective January 1, 2005, coincident with the aforementioned decision to freeze the defined benefit plans, the Company enhanced its 401(k) plan to match 100% of employees' 401(k) plan contributions up to 5% of eligible compensation. Additionally, the Company will make an annual contribution to employees' accounts which is equal to 3% of the employee's compensation. This annual contribution will be made regardless of whether the employee contributes to the plan, as long as the employee is employed on the last day of the year.

In addition, the Company also has a defined contribution plan for substantially all of its former Life Companies agents. The Company recognized expenses in 2003 and 2002 of $1.1 million and $3.1 million, respectively, related to this plan. There was no expense recognized in 2004 related to this plan. The termination of all agent contracts as of December 31, 2002 pursuant to the Life Companies restructuring (see Note 3 - Significant Transactions) resulted in a decrease in the expense in 2003. There will be no future agent or employer contributions to this plan.

12. OTHER POST RETIREMENT BENEFIT PLANS

In addition to the Company's pension plans, the Company currently provides postretirement medical and death benefits to certain full-time employees, former agents, retirees and their dependents, under welfare benefit plans sponsored by FAFLIC. Generally, active employees become eligible with at least 15 years of service after the age of 40. Former agents of the Company became eligible at age 55 with at least 15 years of service. The Company ceased its distribution of proprietary life and annuity products in 2002 (see Note

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY)

14 - Segment Information) and terminated all life insurance and annuity agent contracts as of December 31, 2002. The population of agents receiving postretirement benefits was frozen as of this date. Spousal coverage is generally provided for up to two years after death of the retiree. Benefits include hospital, major medical and a payment at death equal to retirees' final compensation up to certain limits. Effective January 1, 1996, the Company revised these benefits so as to establish limits on future benefit payments to beneficiaries of retired employees and to restrict eligibility to then current employees. The medical plans have varying copayments and deductibles, depending on the plan. These plans are unfunded.

On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("The Act") was enacted. The Act provides for a prescription drug benefit under Medicare as well as a federal subsidy to sponsors of retiree health care benefit plans that provide a benefit that is at least actuarially equivalent to the benefit provided under Medicare. The Company adopted the provisions of the Act effective July 1, 2004. The Company determined that its benefits were at least actuarially equivalent to those provided by Medicare, therefore, the Company recognized a reduction in its accumulated postretirement benefit obligation of $2.9 million in 2004. Additionally, the Company reduced its net periodic postretirement benefit cost for the period by $0.1 million as a result of implementing the provisions of the Act.

OBLIGATION AND FUNDED STATUS
The plans funded status reconciled with amounts recognized in the Company's Consolidated Balance Sheets were as follows:

DECEMBER 31                                                       2004        2003
------------------------------------------------------------------------------------
(IN MILLIONS)
Change in benefit obligation:
Accumulated postretirement benefit
  beginning of year                                             $   78.9    $   75.9
Service cost                                                         1.3         1.4
Interest cost                                                        4.2         4.9
Actuarial losses                                                     1.0        10.7
Plan amendments                                                    (12.3)       (9.6)
Benefits paid                                                       (4.1)       (4.4)
                                                                --------------------
Accumulated postretirement benefit                                  69.0        78.9
                                                                --------------------
Fair value of plan assets, end of year                                 -           -
                                                                --------------------

Funded status of plan                                              (69.0)      (78.9)
Unamortized prior service cost                                     (19.6)      (10.5)
Unrecognized net actuarial losses                                    5.1         4.5
Accumulated postretirement benefit costs                        $  (83.5)   $  (84.9)
                                                                --------------------

Plan amendments in 2004 and 2003 resulted in a benefit of $12.3 million and $9.6 million, respectively. The amendments reflect net increases in certain home office and agent retiree contributions, deductibles and co-payments, thereby lowering plan costs. In addition, the 2004 plan amendments include the implementation of a cap on future medical and drug claims for plan participants under the age of 65.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY)

The Company estimates that benefit payments over the next 10 years will be as follows:

     FOR THE YEARS ENDED DECEMBER 31,
     -------------------------------------------------
     (In millions)
     2005                                   $      4.0
     2006                                          3.8
     2007                                          3.9
     2008                                          3.9
     2009                                          4.0
     2010-2014                                    21.2

The benefit payments are based on the same assumptions used to measure the Company's benefit obligation at the end of 2004 and reflect benefits attributable to estimated future service.

COMPONENTS OF NET PERIODIC POSTRETIREMENT BENEFIT COSTS
The components of net periodic postretirement benefit cost were as follows:

FOR THE YEARS ENDED DECEMBER 31,                                  2004          2003          2002
-----------------------------------------------------------------------------------------------------
(IN MILLIONS)
Service cost                                                   $      1.3    $      1.4    $      2.2
Interest cost                                                         4.2           4.9           5.0
Recognized net actuarial (gain) loss                                 (3.2)          0.2          (0.3)
Amortization of prior service cost                                    0.4          (1.9)         (2.2)
Curtailment gain and special termination benefits                       -             -          (6.8)
                                                               --------------------------------------
Net periodic postretirement cost (benefit)                     $      2.7    $      4.6    $     (2.1)
=====================================================================================================

The Company allocated approximately $2.2 million, $4.3 million and $(1.4) million of the net periodic postretirement cost (benefit) to its affiliated companies in 2004, 2003, and 2002 respectively.

As a result of the Life Companies restructuring in 2002 (see Note 3 - Significant Transactions), the Company recognized a curtailment gain and special termination benefit costs related to its postretirement benefit plans. The curtailment gain resulted from the effect of agent terminations related to those not fully eligible for benefits, while the special termination benefit costs reflect acceleration of retirement criteria for selected terminated employees.

As a result of the Company's merger with Allmerica P&C in 1997, certain postretirement liabilities were reduced to reflect their fair value as of the merger date. These postretirement liabilities were reduced by $0.9 million and $1.7 million in 2004 and 2003, respectively, which reflects fair value, net of applicable amortization.

ASSUMPTIONS
The Company utilizes a December 31 measurement date for its postretirement benefit plans. Weighted-average discount rate assumptions used to determine postretirement benefit obligations and periodic postretirement costs are as follows:

FOR THE YEARS ENDED DECEMBER 31                                     2004          2003
---------------------------------------------------------------------------------------
Postretirement benefit obligations discount rate                    5.63%         5.875%
Postretirement benefit cost discount rate                           5.875%        6.25%

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY)

Assumed health care cost trend rates are as follows:

DECEMBER 31                                                         2004          2003
---------------------------------------------------------------------------------------
Health care cost trend rate assumed for next                           10%           10%
Rate to which the cost trend is assumed to
         (ultimate trend rate)                                          5%            5%
Year the rate reaches the ultimate trend rate                        2012          2012

   Assumed health care cost trend rates have a significant effect on the amounts reported. A one-percentage point change in assumed health care cost trend rates in each year would have the following effects:

                                                   1-PERCENTAGE POINT   1-PERCENTAGE POINT
                                                        INCREASE            DECREASE
------------------------------------------------------------------------------------------
(IN MILLIONS)
Effect on total of service and interest cost              $  0.3             $  (0.2)
Effect on accumulated postretirement benefit
  at December 31, 2004                                    $  2.0             $  (1.7)

13. DIVIDEND RESTRICTIONS

Massachusetts have enacted laws governing the payment of dividends to stockholders by insurers. Massachusetts laws affect the dividend paying ability of AFLIAC and FAFLIC.

Massachusetts' statute limits the dividends a life insurer may pay in any twelve month period, without the prior permission of the Massachusetts Commissioner of Insurance, to the greater of (i) 10% of its statutory policyholder surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year. In addition, under Massachusetts law, no domestic insurer may pay a dividend or make any distribution to its shareholders from other than unassigned funds unless the Commissioner has approved such dividend or distribution. Effective December 30, 2002, AFLIAC, previously a Delaware domiciled life insurance company, became a Massachusetts domiciled life insurance company. On December 31, 2002, AFLIAC became a direct subsidiary of AFC as well as the immediate parent of FAFLIC, which remains a Massachusetts domiciled life insurance company. As a result of this transaction, and in consideration of the decision not to write new business, AFC agreed with the Massachusetts Commissioner of Insurance to maintain total adjusted capital levels at a minimum of 100% of AFLIAC's Company Action Level, which was $123.2 million at December 31, 2004. Total adjusted capital for life insurance companies is defined as capital and surplus, plus asset valuation reserve, plus 50% of dividends apportioned for payment and was $581.9 million and $207.7 million at December 31, 2004 for AFLIAC and FAFLIC, respectively. The Company Action Level is the first level in which the Massachusetts Commissioner of Insurance would mandate regulatory involvement based solely upon levels of risk based capital. There can be no assurance that AFLIAC would not require additional capital contributions from AFC. In the fourth quarters of 2004 and 2003, with permission from the Massachusetts Commissioner of Insurance, AFLIAC declared dividends of $75.0 million and $25.0 million, respectively, to its parent, AFC. No dividends were declared by AFLIAC or FAFLIC to their parent in 2002, and neither company can pay dividends to their parent without prior approval from the Massachusetts Commissioner of Insurance.

14. SEGMENT INFORMATION

The Company offers financial products and services and conducts business in one operating segment, the Life Companies. To the extent a company has multiple operating segments, which the Company did prior to

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY)

2004, Statement of Financial Accounting Standards No. 131, DISCLOSURES ABOUT SEGMENTS OF AN ENTERPRISE AND RELATED INFORMATION, requires the disclosure of the separate financial information of each segment presented consistent with the way results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance.
The Life Companies segment consists of the former Allmerica Financial Services segment, the GIC business (formerly part of the Asset Management segment) and the discontinued group life and health business, including group life and health voluntary pools (the former Corporate Risk Management Services segment). The Life Companies segment manages a block of existing variable annuity, variable universal life and traditional life insurance products, GICs, and certain group retirement products. During 2003, the Company managed this existing life insurance business and also operated an independent broker/dealer business, which distributed third party investment and insurance products. In the fourth quarter of 2003, the Company announced the cessation of the retail business of its independent broker/dealer. In addition, prior to September 30, 2002, this segment actively manufactured and sold variable annuities, variable universal life and traditional life insurance products, as well as the Company's GIC products. GICs are investment contracts with either short-term or long-term maturities, which are issued to institutional buyers or to various business or charitable trusts. The assets and liabilities of the Company's discontinued group life and health business were previously reported in the Property and Casualty segment. In addition, during 2004, we fully allocated corporate overhead costs that were previously reported in AFC's former Corporate segment to its four operating segments, including the Life Companies.

15. LEASE COMMITMENTS

Rental expenses for operating leases amounted to $0.2 million and $1.0 million in 2003 and 2002, respectively. These expenses relate primarily to building leases of the Company. There were no significant operating lease expenses in 2004.

In 2003, the Company ceased operations of its retail broker/dealer operations (see Note 3 - Significant Transactions). As a result, the Company recognized certain additional rental expenses as restructuring costs. Such amounts were $13.8 million in 2003, which reflects the present value of the future minimum lease payments, as well as $7.4 million of estimated sublease rental income. In 2004, the Company recognized an additional $0.4 million in these lease expenses as restructuring costs.

At December 31, 2004, future minimum rental payments under non-cancelable operating leases, including those related to the Company's restructuring activities, were approximately $21.1 million, payable as follows: 2005 - $8.2 million; 2006 - $6.1 million; 2007 - $3.8 million; 2008 - $2.3; and $0.7 million thereafter. It is expected that, in the normal course of business, leases that expire may be renewed or replaced by leases on other property and equipment.

16. REINSURANCE

In the normal course of business, the Company seeks to reduce the losses that may arise from catastrophes or other events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of Statement No. 113.

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY)

occurrence. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

Effective December 31, 2002, the Company entered into a 100% coinsurance agreement related to substantially all of its universal life insurance business (see Note 3 - Significant Transactions). Reinsurance recoverables related to this agreement were $1.0 million and $3.3 million at December 31, 2004 and 2003, respectively. This balance represents approximately 0.7% and 2.2% of the Company's reinsurance recoverables at December 31, 2004 and 2003, respectively.

   The effects of reinsurance were as follows:

   FOR THE YEARS ENDED DECEMBER 31,                             2004          2003          2002
   ------------------------------------------------------------------------------------------------
   (IN MILLIONS)
   Life and accident and health insurance premiums:
            Direct                                           $     47.9    $     43.2    $     49.8
            Assumed                                                 0.5           0.5           0.6
            Ceded                                                  (9.0)         (2.0)         (2.4)
                                                             --------------------------------------
   Net premiums                                              $     39.4    $     41.7    $     48.0
                                                             ======================================
   Life and accident and health insurance and other
     individual policy benefits, claims, losses and loss
     adjustment expenses:
            Direct                                           $    101.3    $    132.7    $    166.8
            Assumed                                                (1.3)         (1.5)         (4.0)
            Ceded                                                  (8.0)         (0.7)         (3.2)
                                                             --------------------------------------
   Net policy benefits, claims, losses and loss
     adjustment expenses                                     $     92.0    $    130.5    $    159.6
                                                             ======================================

17. DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes to the deferred policy acquisition asset:

   FOR THE YEARS ENDED DECEMBER 31,                             2004          2003          2002
   ------------------------------------------------------------------------------------------------
   (IN MILLIONS)
   Balance at beginning of year                              $     50.9    $     59.5    $     77.1
   Acquisition expenses deferred                                    0.3           2.0          15.1
   Amortized to expense during the year                            (6.5)        (10.2)        (31.7)
   Adoption of SOP 03-1                                            (3.5)            -             -
   Impairment of DAC asset related to annuity
     business                                                         -             -          (0.2)
   Adjustment to equity during the year                             0.7          (0.4)         (0.8)
                                                             --------------------------------------
   Balance at end of year                                    $     41.9    $     50.9    $     59.5
                                                             ======================================

The Company adopted SOP 03-1 effective January 1, 2004. Upon adoption, the Company reclassified the balance of capitalized sales inducements that were previously included in DAC to other assets. The balance of capitalized sales inducements at January 1, 2004 was $3.5 million. SOP 03-1 also required that estimated gross profits used to calculate the amortization of DAC be adjusted to reflect increases in the guaranteed minimum benefit reserves. For further discussion of the adoption of SOP 03-1, see Note 4, Adoption of Statement of Position 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY)

Prior to September 30, 2002, the Company manufactured and sold variable annuities, variable universal life and traditional life insurance products. Subsequently, the Company ceased all new sales of proprietary variable annuities and life insurance products. Also, in 2002, the Company recognized a permanent impairment related to the universal life DAC asset of $0.1 million due to the sale of that business.

18. LIABILITIES FOR OUTSTANDING CLAIMS, LOSSES AND LOSS ADJUSTMENT EXPENSES

The Company regularly updates its reserve estimates as new information becomes available and further events occur which may impact the resolution of unsettled claims. Reserve adjustments are reflected in results of operations as adjustments to losses and LAE. Often these adjustments are recognized in periods subsequent to the period in which the underlying policy was written and loss event occurred. These types of subsequent adjustments are described as "prior year reserve development". Such development can be either favorable or unfavorable to the Company's financial results and may vary by line of business.

The liability for future policy benefits and outstanding claims, losses and loss adjustment expenses, excluding the effect of reinsurance, related to the Company's accident and health business, consisting of the Company's exited individual health business and its discontinued group accident and health business, was $440.9 million, $437.3 million and $434.8 million at December 31, 2004, 2003 and 2002, respectively. Reinsurance recoverables related to this business were $325.1 million, $322.4 million and $329.3 million in 2004, 2003 and 2002, respectively.

19. CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS
Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential impact of any such future assessments or voluntary payments.

LITIGATION
On July 24, 2002, an action captioned AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, AS TRUSTEE F/B/O EMERALD INVESTMENTS LIMITED PARTNERSHIP, AND EMERALD INVESTMENTS LIMITED PARTNERSHIP V. ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY, was commenced in the United States District Court for the Northern District of Illinois, Eastern Division. In 1999, plaintiffs purchased two variable annuity contracts with initial premiums aggregating $5 million. Plaintiffs, who AFLIAC subsequently identified as engaging in frequent transfers of significant sums between sub-accounts that in the Company's opinion constituted "market timing", were subject to restrictions upon such trading that AFLIAC imposed in December 2001. Plaintiffs allege that such restrictions constituted a breach of the terms of the annuity contracts. In December 2003, the court granted partial summary judgment to the plaintiffs, holding that at least certain restrictions imposed on their trading activities violated the terms of the annuity contracts. The Company filed a motion for reconsideration and clarification of the court's partial summary judgment opinion, which was denied on April 8, 2004.

On May 19, 2004, plaintiffs filed a Brief Statement of Damages in which, without quantifying their damage claim, they outlined a claim for (i) amounts totaling $150,000 for surrender charges imposed on the partial surrender by plaintiffs of the annuity contracts, (ii) loss of trading profits they expected over the remaining term of each annuity contract, and (iii) lost trading profits resulting from AFLIAC's alleged refusal to process five specific transfers in 2002 because of trading restrictions imposed on market timers. With respect to the lost profits, plaintiffs claim that pursuant to their trading strategy of transferring money from

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY)

money market accounts to international equity accounts and back again to money market accounts, they have been able to consistently obtain relatively risk free returns of between 35% to 40% annually. Plaintiffs claim that they would have been able to continue to maintain such returns on the account values of their annuity contracts over the remaining terms of the annuity contracts (which are based in part on the lives of the named annuitants). The aggregate account value of plaintiffs' annuities was approximately $12.8 million in December 2001.
The Company intends to vigorously defend this matter, and regards plaintiffs' claims for lost trading profits as being speculative and, in any case, subject to an obligation to mitigate damages. Further, in the Company's view, these purported lost profits would not have been earned because of various actions taken by the Company, the investment management industry and regulators, to defer or eliminate market timing, including the implementation of "fair value" pricing.

The monetary damages sought by plaintiffs, if awarded, could have a material adverse effect on the Company's financial position. However, in the Company's judgment, the outcome is not expected to be material to the Company's financial position, although it could have a material effect on the results of operations for a particular quarter or annual period. The date for the damage phase of the litigation has been postponed and a new date has not yet been set.

The Company has been named a defendant in various other legal proceedings arising in the normal course of business and is involved, from time to time, in investigations and proceedings by governmental and self-regulatory agencies, which currently include inquiries relating to "market timing" in sub-accounts of variable annuity and life products, "revenue sharing" and other matters, and regulatory inquiries into compensation arrangements with brokers and agents. In the Company's opinion, based on the advice of legal counsel, the ultimate resolutions of such proceedings will not have a material effect on the Company's consolidated financial position, although they could have a material effect on the results of operations for a particular quarter or annual period.

20. RELATED PARTY TRANSACTIONS

FAFLIC provides management, space and other services, including accounting, electronic data processing, human resources, benefits, legal and other staff functions to affiliates. Amounts charged by FAFLIC to its affiliates for these services are based on full cost including all direct and indirect overhead costs, that amounted to $239.5 million, $305.4 million and $576.1 million in 2004, 2003 and 2002 respectively. The net amounts due to its affiliates for accrued expenses and various other liabilities and receivables were $44.5 million at December 31, 2004 and the net amount due from its affiliates was $39.9 million at December 31, 2003.

In accordance with the above agreement, FAFLIC has allocated an increase of $13.2 million as of December 31, 2004 and a decrease of $69.0 million and $112.6 million as of December 31, 2003 and 2002 on the minimum pension liability to its affiliates.

In March 2002, AFC declared a $10.0 million contribution of capital consisting of approximately $9.4 million of fixed maturity securities and $0.6 million of cash paid in the second quarter of 2002.

In June 2002, AFC declared a $158.0 million contribution of capital consisting of $93.2 million of fixed maturity securities and $64.8 million of cash that was paid in the third quarter of 2002.

In December 2002, AFC declared a $20.0 million contribution of capital consisting of $19.9 million of fixed maturity securities and $0.1 million of cash that was paid in the first quarter of 2003.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY)

In the fourth quarter of 2003, the Company recognized a pre-tax charge of $21.9 million related to the cessation of VeraVest Investments, Inc., of which 100% of these costs have been retained by the Company and have not been allocated to AFLIAC.

In the fourth quarter of 2002, the Company recognized a pre-tax charge of $15.0 million related to the restructuring of the AFS segment of AFC. Although these actions relate to the entire AFS segment, which includes operations of both the Company and AFLIAC, 100% of these costs have been retained by the Company and have not been allocated to AFLIAC.

On December 31, 2002, FAFLIC dividended AFLIAC to its then immediate parent AFC.

21. STATUTORY FINANCIAL INFORMATION

The Company is required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis), as codified by the National Association of Insurance Commissioners. Statutory surplus differs from shareholders' equity reported in accordance with generally accepted accounting principles primarily because policy acquisition costs are expensed when incurred, statutory accounting principles require asset valuation and interest maintenance reserves, postretirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and the recognition of deferred tax assets is based on different recoverability assumptions.

   Statutory net income (loss) and surplus are as follows:

                                                 UNAUDITED
                                                 ---------
                                                   2004            2003             2002
-------------------------------------------------------------------------------------------
(IN MILLIONS)
Statutory Net Income (Loss) - Combined
  Life and Health Companies                            124.8          (96.1)           18.1

Statutory Shareholder's Surplus
  Life and Health Companies                            183.6          122.8           162.2

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of First Allmerica Financial Life Insurance Company and the Contract Owners of Inheiritage Account of First Allmerica Financial Life Insurance Company:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting Inheiritage Account of First Allmerica Financial Life Insurance Company at December 31, 2004, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of First Allmerica Financial Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the Funds, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP


Hartford, Connecticut
April 4, 2005

INHEIRITAGE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2004

                                                                                   AIT             AIT             AIT
                                                                                  CORE           EQUITY        GOVERNMENT
                                                                                 EQUITY           INDEX           BOND
                                                                                 SERVICE         SERVICE         SERVICE
                                                                                 SHARES          SHARES          SHARES
                                                                              -------------   -------------   -------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ............   $     475,392   $   1,909,860   $      50,836
                                                                              -------------   -------------   -------------
  Total assets ............................................................         475,392       1,909,860          50,836

LIABILITIES:                                                                              -               -               -
                                                                              -------------   -------------   -------------
  Net assets ..............................................................   $     475,392   $   1,909,860   $      50,836
                                                                              =============   =============   =============

Net asset distribution by category:
 Variable life policies ...................................................   $     475,392   $   1,909,860   $      50,836
                                                                              =============   =============   =============

Investments in shares of the Underlying Funds, at cost ....................   $     590,142   $   1,693,722   $      52,140
Underlying Fund shares held ...............................................         277,520         716,915          46,940

Units outstanding and net asset value per unit:
  Units outstanding, December 31, 2004 ....................................         267,643         925,727          41,369
  Net asset value per unit, December 31, 2004 .............................   $    1.776214   $    2.063093   $    1.228839

                                                                                                  AIT
                                                                                   AIT           SELECT            AIT
                                                                                  MONEY          CAPITAL         SELECT
                                                                                 MARKET       APPRECIATION       GROWTH
                                                                                 SERVICE         SERVICE         SERVICE
                                                                                 SHARES          SHARES          SHARES
                                                                              -------------   -------------   -------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ............   $   1,074,829   $   1,047,114   $   1,649,498
                                                                              -------------   -------------   -------------
  Total assets ............................................................       1,074,829       1,047,114       1,649,498

LIABILITIES:                                                                              -               -               -
                                                                              -------------   -------------   -------------
  Net assets ..............................................................   $   1,074,829   $   1,047,114   $   1,649,498
                                                                              =============   =============   =============

Net asset distribution by category:
 Variable life policies ...................................................   $   1,074,829   $   1,047,114   $   1,649,498
                                                                              =============   =============   =============

Investments in shares of the Underlying Funds, at cost ....................   $   1,074,829   $     880,538   $   1,697,237
Underlying Fund shares held ...............................................       1,074,829         458,055       1,067,636

Units outstanding and net asset value per unit:
  Units outstanding, December 31, 2004 ....................................         838,504         344,183       1,048,861
  Net asset value per unit, December 31, 2004 .............................   $    1.281841   $    3.042315   $    1.572656

(a) Name change. See Note 1.

* Available only in Variable Inheiritage product. See Note 1.
**Available only in Select Inheiritage product. See Note 1.

The accompanying notes are an integral part of these financial statements.

INHEIRITAGE ACCOUNT

DECEMBER 31, 2004

                                                                                                   AIT             AIT
                                                                                  AIT            SELECT          SELECT
                                                                                 SELECT        INVESTMENT      INVESTMENT
                                                                              INTERNATIONAL       GRADE           GRADE
                                                                                 EQUITY          INCOME          INCOME
                                                                                 SERVICE         SERVICE         SERVICE
                                                                                 SHARES          SHARES*        SHARES**
                                                                              -------------   -------------   -------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ............   $   1,120,470   $      93,891   $     257,782
                                                                              -------------   -------------   -------------
  Total assets ............................................................       1,120,470          93,891         257,782

LIABILITIES:                                                                              -               -               -
                                                                              -------------   -------------   -------------
  Net assets ..............................................................   $   1,120,470   $      93,891   $     257,782
                                                                              =============   =============   =============

Net asset distribution by category:
 Variable life policies ...................................................   $   1,120,470   $      93,891   $     257,782
                                                                              =============   =============   =============

Investments in shares of the Underlying Funds, at cost ....................   $   1,041,383   $      96,948   $     262,459
Underlying Fund shares held ...............................................         895,659          86,297         236,932

Units outstanding and net asset value per unit:
  Units outstanding, December 31, 2004 ....................................         665,009          63,605         200,108
  Net asset value per unit, December 31, 2004 .............................   $    1.684894   $    1.476162   $    1.288216

                                                                                   AIT
                                                                                 SELECT                         ALLIANCE-
                                                                                  VALUE         AIM V.I.        BERNSTEIN
                                                                               OPPORTUNITY       HEALTH          GROWTH
                                                                                 SERVICE        SCIENCES       AND INCOME
                                                                                 SHARES       SERIES I (a)       CLASS B
                                                                              -------------   -------------   -------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ............   $   1,411,279   $      21,579   $     209,547
                                                                              -------------   -------------   -------------
  Total assets ............................................................       1,411,279          21,579         209,547

LIABILITIES:                                                                              -               -               -
  Net assets ..............................................................   $   1,411,279   $      21,579   $     209,547
                                                                              =============   =============   =============

Net asset distribution by category:
 Variable life policies ...................................................   $   1,411,279   $      21,579   $     209,547
                                                                              =============   =============   =============

Investments in shares of the Underlying Funds, at cost ....................   $   1,105,321   $      19,973   $     179,152
Underlying Fund shares held ...............................................         621,709           1,142           8,779

Units outstanding and net asset value per unit:
  Units outstanding, December 31, 2004 ....................................         476,928          21,109         204,706
  Net asset value per unit, December 31, 2004 .............................   $    2.959106   $    1.022225   $    1.023649

(a) Name change. See Note 1.

* Available only in Variable Inheiritage product. See Note 1.
**Available only in Select Inheiritage product. See Note 1.

The accompanying notes are an integral part of these financial statements.

INHEIRITAGE ACCOUNT

DECEMBER 31, 2004

                                                                                ALLIANCE-       DELAWARE
                                                                                BERNSTEIN          VIP          FIDELITY
                                                                                 PREMIER      INTERNATIONAL        VIP
                                                                                 GROWTH           VALUE           ASSET
                                                                                 CLASS B         EQUITY          MANAGER
                                                                              -------------   -------------   -------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ............   $      66,365   $     262,580   $      13,902
                                                                              -------------   -------------   -------------
  Total assets ............................................................          66,365         262,580          13,902

LIABILITIES:                                                                              -               -               -
                                                                              -------------   -------------   -------------
  Net assets ..............................................................   $      66,365   $     262,580   $      13,902
                                                                              =============   =============   =============

Net asset distribution by category:
 Variable life policies ...................................................   $      66,365   $     262,580   $      13,902
                                                                              =============   =============   =============

Investments in shares of the Underlying Funds, at cost ....................   $      64,154   $     218,614   $      12,855
Underlying Fund shares held ...............................................           2,872          14,155             936

Units outstanding and net asset value per unit:
 Units outstanding, December 31, 2004 .....................................          86,785         125,651           7,295
 Net asset value per unit, December 31, 2004 ..............................   $    0.764699   $    2.089757   $    1.905588

                                                                                FIDELITY                        FIDELITY
                                                                                   VIP          FIDELITY           VIP
                                                                                 EQUITY-           VIP            HIGH
                                                                                 INCOME          GROWTH          INCOME
                                                                              -------------   -------------   -------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ............   $   1,538,868   $   1,645,721   $     520,447
                                                                              -------------   -------------   -------------
  Total assets ............................................................       1,538,868       1,645,721         520,447

LIABILITIES:                                                                              -               -               -
                                                                              -------------   -------------   -------------
  Net assets ..............................................................   $   1,538,868   $   1,645,721   $     520,447
                                                                              =============   =============   =============

Net asset distribution by category:
 Variable life policies ...................................................   $   1,538,868   $   1,645,721   $     520,447
                                                                              =============   =============   =============

Investments in shares of the Underlying Funds, at cost ....................   $   1,317,182   $   1,883,125   $     504,730
Underlying Fund shares held ...............................................          60,657          51,413          74,350

Units outstanding and net asset value per unit:
 Units outstanding, December 31, 2004 .....................................         719,515         964,365         417,699
 Net asset value per unit, December 31, 2004 ..............................   $    2.138756   $    1.706534   $    1.245984

(a) Name change. See Note 1.

* Available only in Variable Inheiritage product. See Note 1.
**Available only in Select Inheiritage product. See Note 1.

The accompanying notes are an integral part of these financial statements.

INHEIRITAGE ACCOUNT

DECEMBER 31, 2004

                                                                                                 FT VIP
                                                                                                FRANKLIN
                                                                                                LARGE CAP        FT VIP
                                                                                FIDELITY         GROWTH         FRANKLIN
                                                                                   VIP         SECURITIES       SMALL CAP
                                                                                OVERSEAS         CLASS 2         CLASS 2
                                                                              -------------   -------------   -------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ............   $      36,849   $      13,643   $     318,616
                                                                              -------------   -------------   -------------
  Total assets ............................................................          36,849          13,643         318,616

LIABILITIES:                                                                              -               -               -
                                                                              -------------   -------------   -------------
  Net assets ..............................................................   $      36,849   $      13,643   $     318,616
                                                                              =============   =============   =============

Net asset distribution by category:
 Variable life policies ...................................................   $      36,849   $      13,643   $     318,616
                                                                              =============   =============   =============

Investments in shares of the Underlying Funds, at cost ....................   $      32,341   $      13,350   $     254,447
Underlying Fund shares held ...............................................           2,103             916          16,398

Units outstanding and net asset value per unit:
 Units outstanding, December 31, 2004 ............ ........................          23,787          15,353         325,173
 Net asset value per unit, December 31, 2004 .... .........................   $    1.549152   $    0.888590   $    0.979834

                                                                                 FT VIP           JANUS
                                                                                 MUTUAL           ASPEN          T. ROWE
                                                                                 SHARES          GROWTH           PRICE
                                                                               SECURITIES        SERVICE      INTERNATIONAL
                                                                                 CLASS 2         SHARES           STOCK
                                                                              -------------   -------------   -------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ............   $      99,094   $       6,149   $     420,962
                                                                              -------------   -------------   -------------
  Total assets ............................................................          99,094           6,149         420,962

LIABILITIES:                                                                              -               -               -
                                                                              -------------   -------------   -------------
  Net assets ..............................................................   $      99,094   $       6,149   $     420,962
                                                                              =============   =============   =============

Net asset distribution by category:
 Variable life policies ...................................................   $      99,094   $       6,149   $     420,962
                                                                              =============   =============   =============

Investments in shares of the Underlying Funds, at cost ....................   $      83,353   $       5,769   $     350,418
Underlying Fund shares held ...............................................           5,955             310          31,322

Units outstanding and net asset value per unit:
 Units outstanding, December 31, 2004 ............ ........................          83,821           8,055         319,832
 Net asset value per unit, December 31, 2004 .... .........................   $    1.182211   $    0.763361   $    1.316198

(a) Name change. See Note 1.

* Available only in Variable Inheiritage product. See Note 1.
**Available only in Select Inheiritage product. See Note 1.

The accompanying notes are an integral part of these financial statements.

INHEIRITAGE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                   AIT             AIT             AIT
                                                                                  CORE           EQUITY        GOVERNMENT
                                                                                 EQUITY           INDEX           BOND
                                                                                 SERVICE         SERVICE         SERVICE
                                                                                 SHARES          SHARES          SHARES
                                                                              -------------   -------------   -------------
INVESTMENT INCOME:
 Dividends ................................................................   $       4,680   $      29,911   $       2,555
                                                                              -------------   -------------   -------------

EXPENSES:
 Mortality and expense risk fees ..........................................           3,853          16,773             640
 Administrative expense fees ..............................................           1,070           4,659             178
                                                                              -------------   -------------   -------------
  Total expenses ..........................................................           4,923          21,432             818
                                                                              -------------   -------------   -------------
  Net investment income (loss) ............................................            (243)          8,479           1,737
                                                                              -------------   -------------   -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors ......................               -               -             137
 Net realized gain (loss) from sales of investments .......................         (19,122)         13,729            (375)
                                                                              -------------   -------------   -------------
  Net realized gain (loss) ................................................         (19,122)         13,729            (238)
 Change in unrealized gain (loss) .........................................          59,146         133,661            (796)
                                                                              -------------   -------------   -------------
  Net realized and unrealized gain (loss) .................................          40,024         147,390          (1,034)
                                                                              -------------   -------------   -------------
  Net increase (decrease) in net assets from operations ...................   $      39,781   $     155,869   $         703
                                                                              =============   =============   =============

                                                                                                  AIT
                                                                                   AIT           SELECT            AIT
                                                                                  MONEY         CAPITAL          SELECT
                                                                                 MARKET       APPRECIATION       GROWTH
                                                                                 SERVICE        SERVICE          SERVICE
                                                                                 SHARES          SHARES          SHARES
                                                                              -------------   -------------   -------------
INVESTMENT INCOME:
 Dividends ................................................................   $      11,841   $           -   $           -
                                                                              -------------   -------------   -------------

EXPENSES:
 Mortality and expense risk fees ..........................................          12,329           9,475          14,045
 Administrative expense fees ..............................................           3,425           2,632           3,902
                                                                              -------------   -------------   -------------
  Total expenses ..........................................................          15,754          12,107          17,947
                                                                              -------------   -------------   -------------
  Net investment income (loss) ............................................          (3,913)        (12,107)        (17,947)
                                                                              -------------   -------------   -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors ......................               -         102,479               -
 Net realized gain (loss) from sales of investments .......................               -          18,299         (25,902)
                                                                              -------------   -------------   -------------
  Net realized gain (loss) ................................................               -         120,778         (25,902)
 Change in unrealized gain (loss) .........................................               -          57,002         145,255
                                                                              -------------   -------------   -------------
  Net realized and unrealized gain (loss) .................................               -         177,780         119,353
                                                                              -------------   -------------   -------------
  Net increase (decrease) in net assets from operations ...................   $      (3,913)  $     165,673   $     101,406
                                                                              =============   =============   =============

(a) Name change. See Note 1.

* Available only in Variable Inheiritage product. See Note 1.
**Available only in Select Inheiritage product. See Note 1.

     The accompanying notes are an integral part of these financial statements.

INHEIRITAGE ACCOUNT

FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                                   AIT             AIT
                                                                                  AIT            SELECT          SELECT
                                                                                 SELECT        INVESTMENT      INVESTMENT
                                                                              INTERNATIONAL       GRADE           GRADE
                                                                                 EQUITY          INCOME          INCOME
                                                                                 SERVICE         SERVICE         SERVICE
                                                                                 SHARES          SHARES*        SHARES**
                                                                              -------------   -------------   -------------
INVESTMENT INCOME:
 Dividends ................................................................   $      11,613   $       3,914   $      13,834
                                                                              -------------   -------------   -------------

EXPENSES:
 Mortality and expense risk fees ..........................................           8,086             648           2,400
 Administrative expense fees ..............................................           2,246             181             666
                                                                              -------------   -------------   -------------
  Total expenses ..........................................................          10,332             829           3,066
                                                                              -------------   -------------   -------------
  Net investment income (loss) ............................................           1,281           3,085          10,768
                                                                              -------------   -------------   -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors ......................               -           1,254           3,549
 Net realized gain (loss) from sales of investments .......................         109,584             (22)            411
                                                                              -------------   -------------   -------------
  Net realized gain (loss) ................................................         109,584           1,232           3,960
 Change in unrealized gain (loss) .........................................          23,239          (2,212)         (7,453)
                                                                              -------------   -------------   -------------
  Net realized and unrealized gain (loss) .................................         132,823            (980)         (3,493)
                                                                              -------------   -------------   -------------
  Net increase (decrease) in net assets from operations ...................   $     134,104   $       2,105   $       7,275
                                                                              =============   =============   =============

                                                                                   AIT
                                                                                 SELECT
                                                                                  VALUE         AIM V.I.        AIM V.I.
                                                                               OPPORTUNITY     AGGRESSIVE        HEALTH
                                                                                 SERVICE         GROWTH         SCIENCES
                                                                                 SHARES         SERIES I       SERIES I (a)
                                                                              -------------   -------------   -------------
INVESTMENT INCOME:
 Dividends ................................................................   $         713   $           -   $           -
                                                                              -------------   -------------   -------------

EXPENSES:
 Mortality and expense risk fees ..........................................          10,808               3             233
 Administrative expense fees ..............................................           3,002               1              65
                                                                              -------------   -------------   -------------
  Total expenses ..........................................................          13,810               4             298
                                                                              -------------   -------------   -------------
  Net investment income (loss) ............................................         (13,097)             (4)           (298)
                                                                              -------------   -------------   -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors ......................          80,775               -               -
 Net realized gain (loss) from sales of investments .......................          21,519             682           1,351
                                                                              -------------   -------------   -------------
  Net realized gain (loss) ................................................         102,294             682           1,351
 Change in unrealized gain (loss) .........................................         126,187               -             456
                                                                              -------------   -------------   -------------
  Net realized and unrealized gain (loss) .................................         228,481             682           1,807
                                                                              -------------   -------------   -------------
  Net increase (decrease) in net assets from operations ...................   $     215,384   $         678   $       1,509
                                                                              =============   =============   =============

(a) Name change. See Note 1.

* Available only in Variable Inheiritage product. See Note 1.
**Available only in Select Inheiritage product. See Note 1.

The accompanying notes are an integral part of these financial statements.

INHEIRITAGE ACCOUNT

FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                ALLIANCE-       ALLIANCE-       DELAWARE
                                                                                BERNSTEIN       BERNSTEIN         VIP
                                                                                 GROWTH          PREMIER      INTERNATIONAL
                                                                                AND INCOME       GROWTH           VALUE
                                                                                 CLASS B         CLASS B         EQUITY
                                                                              -------------   -------------   -------------
INVESTMENT INCOME:
 Dividends ................................................................   $       1,229   $           -   $       5,417
                                                                              -------------   -------------   -------------

EXPENSES:
 Mortality and expense risk fees ..........................................           1,541             564           1,955
 Administrative expense fees ..............................................             429             156             543
                                                                              -------------   -------------   -------------
  Total expenses ..........................................................           1,970             720           2,498
                                                                              -------------   -------------   -------------
  Net investment income (loss) ............................................            (741)           (720)          2,919
                                                                              -------------   -------------   -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors ......................               -               -               -
 Net realized gain (loss) from sales of investments .......................           1,534             (82)         21,918
                                                                              -------------   -------------   -------------
  Net realized gain (loss) ................................................           1,534             (82)         21,918
 Change in unrealized gain (loss) .........................................          16,889           5,223          19,058
                                                                              -------------   -------------   -------------
  Net realized and unrealized gain (loss) .................................          18,423           5,141          40,976
                                                                              -------------   -------------   -------------
  Net increase (decrease) in net assets from operations ...................   $      17,682   $       4,421   $      43,895
                                                                              =============   =============   =============

                                                                                FIDELITY        FIDELITY
                                                                                  VIP              VIP          FIDELITY
                                                                                 ASSET           EQUITY-          VIP
                                                                                MANAGER          INCOME          GROWTH
                                                                              -------------   -------------   -------------
INVESTMENT INCOME:
 Dividends ................................................................   $         270   $      21,036   $       4,374
                                                                              -------------   -------------   -------------

EXPENSES:
 Mortality and expense risk fees ..........................................             115          12,837          15,127
 Administrative expense fees ..............................................              32           3,566           4,202
                                                                              -------------   -------------   -------------
  Total expenses ..........................................................             147          16,403          19,329
                                                                              -------------   -------------   -------------
  Net investment income (loss) ............................................             123           4,633         (14,955)
                                                                              -------------   -------------   -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors ......................               -           5,025               -
 Net realized gain (loss) from sales of investments .......................              11           7,350         (66,617)
                                                                              -------------   -------------   -------------
  Net realized gain (loss) ................................................              11          12,375         (66,617)
 Change in unrealized gain (loss) .........................................             408         121,266         111,259
                                                                              -------------   -------------   -------------
  Net realized and unrealized gain (loss) .................................             419         133,641          44,642
                                                                              -------------   -------------   -------------
  Net increase (decrease) in net assets from operations ...................   $         542   $     138,274   $      29,687
                                                                              =============   =============   =============

(a) Name change. See Note 1.

* Available only in Variable Inheiritage product. See Note 1.
**Available only in Select Inheiritage product. See Note 1.

The accompanying notes are an integral part of these financial statements.

INHEIRITAGE ACCOUNT

FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                                       FT VIP
                                                                                                      FRANKLIN
                                                                      FIDELITY                        LARGE CAP        FT VIP
                                                                        VIP           FIDELITY         GROWTH         FRANKLIN
                                                                        HIGH             VIP         SECURITIES       SMALL CAP
                                                                       INCOME         OVERSEAS         CLASS 2         CLASS 2
                                                                    -------------   -------------   -------------   -------------
INVESTMENT INCOME:
 Dividends ......................................................   $      36,152   $         395   $          63   $           -
                                                                    -------------   -------------   -------------   -------------

EXPENSES:
 Mortality and expense risk fees ................................           4,818             316             120           2,615
 Administrative expense fees ....................................           1,338              88              33             727
                                                                    -------------   -------------   -------------   -------------
  Total expenses ................................................           6,156             404             153           3,342
                                                                    -------------   -------------   -------------   -------------
  Net investment income (loss) ..................................          29,996              (9)            (90)         (3,342)
                                                                    -------------   -------------   -------------   -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors ............               -               -               -               -
 Net realized gain (loss) from sales of investments .............          29,966           2,369             (30)          4,480
                                                                    -------------   -------------   -------------   -------------
  Net realized gain (loss) ......................................          29,966           2,369             (30)          4,480
 Change in unrealized gain (loss) ...............................          (9,135)          2,090             956          26,657
                                                                    -------------   -------------   -------------   -------------
  Net realized and unrealized gain (loss) .......................          20,831           4,459             926          31,137
                                                                    -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from operations .........   $      50,827   $       4,450   $         836   $      27,795
                                                                    =============   =============   =============   =============

                                                                       FT VIP           JANUS
                                                                       MUTUAL           ASPEN         T. ROWE
                                                                       SHARES          GROWTH          PRICE
                                                                     SECURITIES        SERVICE      INTERNATIONAL
                                                                       CLASS 2         SHARES          STOCK
                                                                    -------------   -------------   -------------
INVESTMENT INCOME:
 Dividends ......................................................   $       1,609   $           -   $       4,346
                                                                    -------------   -------------   -------------

EXPENSES:
 Mortality and expense risk fees ................................           1,691              55           4,204
 Administrative expense fees ....................................             470              16           1,168
                                                                    -------------   -------------   -------------
  Total expenses ................................................           2,161              71           5,372
                                                                    -------------   -------------   -------------
  Net investment income (loss) ..................................            (552)            (71)         (1,026)
                                                                    -------------   -------------   -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors ............               -               -               -
 Net realized gain (loss) from sales of investments .............          15,078               7          19,978
                                                                    -------------   -------------   -------------
  Net realized gain (loss) ......................................          15,078               7          19,978
 Change in unrealized gain (loss) ...............................            (245)            229          28,274
                                                                    -------------   -------------   -------------
  Net realized and unrealized gain (loss) .......................          14,833             236          48,252
                                                                    -------------   -------------   -------------
  Net increase (decrease) in net assets from operations .........   $      14,281   $         165   $      47,226
                                                                    =============   =============   =============

(a) Name change. See Note 1.

* Available only in Variable Inheiritage product. See Note 1.
**Available only in Select Inheiritage product. See Note 1.

The accompanying notes are an integral part of these financial statements.

INHEIRITAGE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   AIT                            AIT
                                                                                   CORE                         EQUITY
                                                                                  EQUITY                         INDEX
                                                                               SERVICE SHARES                SERVICE SHARES
                                                                                 YEAR ENDED                    YEAR ENDED
                                                                                DECEMBER 31,                  DECEMBER 31,
                                                                         --------------------------    --------------------------
                                                                            2004           2003           2004           2003
                                                                         -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .......................................   $      (243)   $      (944)   $     8,479    $     2,797
  Net realized gain (loss) ...........................................       (19,122)       (15,742)        13,729        (49,393)
  Change in unrealized gain (loss) ...................................        59,146        101,650        133,661        377,578
                                                                         -----------    -----------    -----------    -----------
  Net increase (decrease) in net assets from operations ..............        39,781         84,964        155,869        330,982
                                                                         -----------    -----------    -----------    -----------

 FROM POLICY TRANSACTIONS:
  Net premiums .......................................................        22,262         39,414        182,810        173,665
  Terminations .......................................................       (17,307)        (2,244)      (217,381)       (18,031)
  Insurance and other charges ........................................        (6,486)        (6,095)       (49,131)       (41,803)
  Transfers between sub-accounts (including fixed account), net ......        13,289        (12,839)       129,275        657,516
  Other transfers from (to) the General Account ......................            (5)             -           (983)             2
  Net increase (decrease) in investment by Sponsor ...................             -              -              -              -
                                                                         -----------    -----------    -----------    -----------
  Net increase (decrease) in net assets from policy transactions .....        11,753         18,236         44,590        771,349
                                                                         -----------    -----------    -----------    -----------
  Net increase (decrease) in net assets ..............................        51,534        103,200        200,459      1,102,331

NET ASSETS:
 Beginning of year ...................................................       423,858        320,658      1,709,401        607,070
                                                                         -----------    -----------    -----------    -----------
 End of year .........................................................   $   475,392    $   423,858    $ 1,909,860    $ 1,709,401
                                                                         ===========    ===========    ===========    ===========

                                                                                    AIT
                                                                                GOVERNMENT
                                                                                   BOND
                                                                               SERVICE SHARES
                                                                                 YEAR ENDED
                                                                                DECEMBER 31,
                                                                         -------------------------
                                                                            2004          2003
                                                                         -----------    -----------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .......................................   $     1,737   $     6,123
  Net realized gain (loss) ...........................................          (238)         (839)
  Change in unrealized gain (loss) ...................................          (796)       (7,332)
                                                                         -----------   -----------
  Net increase (decrease) in net assets from operations ..............           703        (2,048)
                                                                         -----------   -----------

 FROM POLICY TRANSACTIONS:
  Net premiums .......................................................             -             -
  Terminations .......................................................       (18,509)     (291,702)
  Insurance and other charges ........................................        (5,604)       (6,739)
  Transfers between sub-accounts (including fixed account), net ......             -        10,089
  Other transfers from (to) the General Account ......................             -        (9,890)
  Net increase (decrease) in investment by Sponsor ...................             -             -
                                                                         -----------   -----------
  Net increase (decrease) in net assets from policy transactions .....       (24,113)     (298,242)
                                                                         -----------   -----------
  Net increase (decrease) in net assets ..............................       (23,410)     (300,290)

NET ASSETS:
 Beginning of year ...................................................        74,246       374,536
                                                                         -----------   -----------
 End of year .........................................................   $    50,836   $    74,246
                                                                         ===========   ===========

(a) Name change. See Note 1.

* Available only in Variable Inheiritage product. See Note 1.
**Available only in Select Inheiritage product. See Note 1.

The accompanying notes are an integral part of these financial statements.

INHEIRITAGE ACCOUNT

                                                                                                                  AIT
                                                                                    AIT                          SELECT
                                                                                   MONEY                        CAPITAL
                                                                                   MARKET                     APPRECIATION
                                                                               SERVICE SHARES                SERVICE SHARES
                                                                                 YEAR ENDED                    YEAR ENDED
                                                                                DECEMBER 31,                  DECEMBER 31,
                                                                         --------------------------    --------------------------
                                                                            2004           2003           2004           2003
                                                                         -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .......................................   $    (3,913)   $    (5,354)   $   (12,107)   $    (9,344)
  Net realized gain (loss) ...........................................             -             93        120,778         (3,084)
  Change in unrealized gain (loss) ...................................             -              -         57,002        278,094
                                                                         -----------    -----------    -----------    -----------
  Net increase (decrease) in net assets from operations ..............        (3,913)        (5,261)       165,673        265,666
                                                                         -----------    -----------    -----------    -----------

 FROM POLICY TRANSACTIONS:
  Net premiums .......................................................        89,469        161,664         75,748         66,186
  Terminations .......................................................             -        (72,258)      (254,091)       (20,979)
  Insurance and other charges ........................................       (25,293)       (25,173)       (12,001)       (11,555)
  Transfers between sub-accounts (including fixed account), net ......      (298,786)      (730,863)        91,615            231
  Other transfers from (to) the General Account ......................         6,427         12,000             (5)            52
  Net increase (decrease) in investment by Sponsor ...................             -              -              -              -
                                                                         -----------    -----------    -----------    -----------
  Net increase (decrease) in net assets from policy transactions .....      (228,183)      (654,630)       (98,734)        33,935
                                                                         -----------    -----------    -----------    -----------
  Net increase (decrease) in net assets ..............................      (232,096)      (659,891)        66,939        299,601

NET ASSETS:
 Beginning of year ...................................................     1,306,925      1,966,816        980,175        680,574
                                                                         -----------    -----------    -----------    -----------
 End of year .........................................................   $ 1,074,829    $ 1,306,925    $ 1,047,114    $   980,175
                                                                         ===========    ===========    ===========    ===========

                                                                                    AIT
                                                                                   SELECT
                                                                                   GROWTH
                                                                               SERVICE SHARES
                                                                                 YEAR ENDED
                                                                                DECEMBER 31,
                                                                         --------------------------
                                                                            2004           2003
                                                                         -----------    -----------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .......................................   $   (17,947)   $   (15,001)
  Net realized gain (loss) ...........................................       (25,902)      (113,126)
  Change in unrealized gain (loss) ...................................       145,255        461,448
                                                                         -----------    -----------
  Net increase (decrease) in net assets from operations ..............       101,406        333,321
                                                                         -----------    -----------

FROM POLICY TRANSACTIONS:
  Net premiums .......................................................       114,886        186,546
  Terminations .......................................................       (62,383)       (36,491)
  Insurance and other charges ........................................       (35,869)       (29,908)
  Transfers between sub-accounts (including fixed account), net ......      (114,232)       467,651
  Other transfers from (to) the General Account ......................        (6,887)          (269)
  Net increase (decrease) in investment by Sponsor ...................             -              -
                                                                         -----------    -----------
  Net increase (decrease) in net assets from policy transactions .....      (104,485)       587,529
                                                                         -----------    -----------
  Net increase (decrease) in net assets ..............................        (3,079)       920,850

NET ASSETS:
 Beginning of year ...................................................     1,652,577        731,727
                                                                         -----------    -----------
 End of year .........................................................   $ 1,649,498    $ 1,652,577
                                                                         ===========    ===========

(a) Name change. See Note 1.

* Available only in Variable Inheiritage product. See Note 1.
**Available only in Select Inheiritage product. See Note 1.

The accompanying notes are an integral part of these financial statements.

INHEIRITAGE ACCOUNT

                                                                                    AIT                           AIT
                                                                                   SELECT                        SELECT
                                                                                INTERNATIONAL                  INVESTMENT
                                                                                   EQUITY                     GRADE INCOME
                                                                               SERVICE SHARES                SERVICE SHARES*
                                                                                 YEAR ENDED                    YEAR ENDED
                                                                                DECEMBER 31,                  DECEMBER 31,
                                                                         --------------------------    --------------------------
                                                                            2004           2003           2004           2003
                                                                         -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .......................................   $     1,281    $    (1,724)   $     3,085    $     2,213
  Net realized gain (loss) ...........................................       109,584        107,184          1,232           (425)
  Change in unrealized gain (loss) ...................................        23,239         67,285         (2,212)          (736)
                                                                         -----------    -----------    -----------    -----------
  Net increase (decrease) in net assets from operations ..............       134,104        172,745          2,105          1,052
                                                                         -----------    -----------    -----------    -----------

 FROM POLICY TRANSACTIONS:
  Net premiums .......................................................        67,426         95,749          4,838          3,686
  Terminations .......................................................       (17,643)        (3,928)             -              -
  Insurance and other charges ........................................       (15,781)       (14,676)          (217)          (349)
  Transfers between sub-accounts (including fixed account), net ......        76,592         71,258         28,687         (9,634)
  Other transfers from (to) the General Account ......................        (3,894)           (82)             -              -
  Net increase (decrease) in investment by Sponsor ...................             -              -              -              -
                                                                         -----------    -----------    -----------    -----------
  Net increase (decrease) in net assets from policy transactions .....       106,700        148,321         33,308         (6,297)
                                                                         -----------    -----------    -----------    -----------
  Net increase (decrease) in net assets ..............................       240,804        321,066         35,413         (5,245)

NET ASSETS:
 Beginning of year ...................................................       879,666        558,600         58,478         63,723
                                                                         -----------    -----------    -----------    -----------
 End of year .........................................................   $ 1,120,470    $   879,666    $    93,891    $    58,478
                                                                         ===========    ===========    ===========    ===========

                                                                                     AIT
                                                                                   SELECT
                                                                                 INVESTMENT
                                                                                GRADE INCOME
                                                                              SERVICE SHARES**
                                                                                 YEAR ENDED
                                                                                DECEMBER 31,
                                                                         --------------------------
                                                                            2004           2003
                                                                         -----------    -----------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .......................................   $    10,768    $     9,535
  Net realized gain (loss) ...........................................         3,960            541
  Change in unrealized gain (loss) ...................................        (7,453)        (4,348)
                                                                         -----------    -----------
  Net increase (decrease) in net assets from operations ..............         7,275          5,728
                                                                         -----------    -----------

 FROM POLICY TRANSACTIONS:
  Net premiums .......................................................        19,955         27,402
  Terminations .......................................................       (11,247)        (4,606)
  Insurance and other charges ........................................       (13,994)       (14,461)
  Transfers between sub-accounts (including fixed account), net ......       (40,837)        56,226
  Other transfers from (to) the General Account ......................        (5,940)            (5)
  Net increase (decrease) in investment by Sponsor ...................             -              -
                                                                         -----------    -----------
  Net increase (decrease) in net assets from policy transactions .....       (52,063)        64,556
                                                                         -----------    -----------
  Net increase (decrease) in net assets ..............................       (44,788)        70,284

NET ASSETS:
 Beginning of year ...................................................       302,570        232,286
                                                                         -----------    -----------
 End of year .........................................................   $   257,782    $   302,570
                                                                         ===========    ===========

(a) Name change. See Note 1.

* Available only in Variable Inheiritage product. See Note 1.
**Available only in Select Inheiritage product. See Note 1.

The accompanying notes are an integral part of these financial statements.

INHEIRITAGE ACCOUNT

                                                                                    AIT
                                                                                SELECT VALUE                    AIM V.I.
                                                                                 OPPORTUNITY                   AGGRESSIVE
                                                                               SERVICE SHARES                GROWTH SERIES I
                                                                                 YEAR ENDED                    YEAR ENDED
                                                                                DECEMBER 31,                  DECEMBER 31,
                                                                         --------------------------    --------------------------
                                                                            2004           2003           2004           2003
                                                                         -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .......................................   $   (13,097)   $    (9,571)   $        (4)   $       (80)
  Net realized gain (loss) ...........................................       102,294         (1,981)           682             60
  Change in unrealized gain (loss) ...................................       126,187        318,406              -          2,183
                                                                         -----------    -----------    -----------    -----------
  Net increase (decrease) in net assets from operations ..............       215,384        306,854            678          2,163
                                                                         -----------    -----------    -----------    -----------

 FROM POLICY TRANSACTIONS:
  Net premiums .......................................................        47,207         86,280              -          3,648
  Terminations .......................................................       (20,695)       (63,434)             -              -
  Insurance and other charges ........................................       (26,028)       (21,181)             -            (41)
  Transfers between sub-accounts (including fixed account), net ......        40,884          4,646           (678)       (10,373)
  Other transfers from (to) the General Account ......................            (7)           185              -              -
  Net increase (decrease) in investment by Sponsor ...................             -              -              -         (1,628)
                                                                         -----------    -----------    -----------    -----------
  Net increase (decrease) in net assets from policy transactions .....        41,361          6,496           (678)        (8,394)
                                                                         -----------    -----------    -----------    -----------
  Net increase (decrease) in net assets ..............................       256,745        313,350              -         (6,231)

NET ASSETS:
 Beginning of year ...................................................     1,154,534        841,184              -          6,231
                                                                         -----------    -----------    -----------    -----------
 End of year .........................................................   $ 1,411,279    $ 1,154,534    $         -    $         -
                                                                         ===========    ===========    ===========    ===========

                                                                                  AIM V.I.
                                                                               HEALTH SCIENCES
                                                                                SERIES I (a)
                                                                                 YEAR ENDED
                                                                                DECEMBER 31,
                                                                         --------------------------
                                                                            2004           2003
                                                                         -----------    -----------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .......................................   $      (298)   $      (451)
  Net realized gain (loss) ...........................................         1,351           (941)
  Change in unrealized gain (loss) ...................................           456         10,776
                                                                         -----------    -----------
  Net increase (decrease) in net assets from operations ..............         1,509          9,384
                                                                         -----------    -----------

 FROM POLICY TRANSACTIONS:
  Net premiums .......................................................           720          8,083
  Terminations .......................................................             -              -
  Insurance and other charges ........................................          (737)          (770)
  Transfers between sub-accounts (including fixed account), net ......       (18,484)       (10,413)
  Other transfers from (to) the General Account ......................             -              -
  Net increase (decrease) in investment by Sponsor ...................             -         (1,876)
                                                                         -----------    -----------
  Net increase (decrease) in net assets from policy transactions .....       (18,501)        (4,976)
                                                                         -----------    -----------
  Net increase (decrease) in net assets ..............................       (16,992)         4,408

 NET ASSETS:
 Beginning of year ...................................................        38,571         34,163
                                                                         -----------    -----------
 End of year .........................................................   $    21,579    $    38,571
                                                                         ===========    ===========

(a) Name change. See Note 1.

* Available only in Variable Inheiritage product. See Note 1.
**Available only in Select Inheiritage product. See Note 1.

The accompanying notes are an integral part of these financial statements.

INHEIRITAGE ACCOUNT

                                                                                  ALLIANCE-
                                                                                  BERNSTEIN                     ALLIANCE-
                                                                                   GROWTH                       BERNSTEIN
                                                                                 AND INCOME                      PREMIER
                                                                                   CLASS B                    GROWTH CLASS B
                                                                                 YEAR ENDED                    YEAR  ENDED
                                                                                DECEMBER 31,                   DECEMBER 31,
                                                                         --------------------------    --------------------------
                                                                            2004           2003           2004           2003
                                                                         -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .......................................   $      (741)   $      (373)   $      (720)   $      (532)
  Net realized gain (loss) ...........................................         1,534            111            (82)          (448)
  Change in unrealized gain (loss) ...................................        16,889         34,208          5,223         10,116
                                                                         -----------    -----------    -----------    -----------
  Net increase (decrease) in net assets from operations ..............        17,682         33,946          4,421          9,136
                                                                         -----------    -----------    -----------    -----------

 FROM POLICY TRANSACTIONS:
  Net premiums .......................................................        35,248         38,224            576          5,155
  Terminations .......................................................             -              -              -              -
  Insurance and other charges ........................................        (1,793)        (1,294)        (1,035)          (975)
  Transfers between sub-accounts (including fixed account), net ......          (301)        (9,305)          (149)        15,523
  Other transfers from (to) the General Account ......................             -              -              -              -
  Net increase (decrease) in investment by Sponsor ...................             -         (1,746)             -         (1,394)
                                                                         -----------    -----------    -----------    -----------
  Net increase (decrease) in net assets from policy transactions .....        33,154         25,879           (608)        18,309
                                                                         -----------    -----------    -----------    -----------
  Net increase (decrease) in net assets ..............................        50,836         59,825          3,813         27,445

NET ASSETS:
 Beginning of year ...................................................       158,711         98,886         62,552         35,107
                                                                         -----------    -----------    -----------    -----------
 End of year .........................................................   $   209,547    $   158,711    $    66,365    $    62,552
                                                                         ===========    ===========    ===========    ===========

                                                                                  DELAWARE
                                                                                    VIP
                                                                                INTERNATIONAL
                                                                                VALUE EQUITY
                                                                                 YEAR ENDED
                                                                                DECEMBER 31,
                                                                         --------------------------
                                                                            2004           2003
                                                                         -----------    -----------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .......................................   $     2,919    $       823
  Net realized gain (loss) ...........................................        21,918          3,083
  Change in unrealized gain (loss) ...................................        19,058         50,544
                                                                         -----------    -----------
  Net increase (decrease) in net assets from operations ..............        43,895         54,450
                                                                         -----------    -----------

FROM POLICY TRANSACTIONS:
  Net premiums .......................................................         5,080         10,656
  Terminations .......................................................             -        (15,432)
  Insurance and other charges ........................................        (3,841)        (3,004)
  Transfers between sub-accounts (including fixed account), net ......        23,102         13,987
  Other transfers from (to) the General Account ......................             4              -
  Net increase (decrease) in investment by Sponsor ...................             -              -
                                                                         -----------    -----------
  Net increase (decrease) in net assets from policy transactions .....        24,345          6,207
                                                                         -----------    -----------
  Net increase (decrease) in net assets ..............................        68,240         60,657

NET ASSETS:
 Beginning of year ...................................................       194,340        133,683
                                                                         -----------    -----------
 End of year .........................................................   $   262,580    $   194,340
                                                                         ===========    ===========

(a) Name change. See Note 1.

* Available only in Variable Inheiritage product. See Note 1.
**Available only in Select Inheiritage product. See Note 1.

The accompanying notes are an integral part of these financial statements.

INHEIRITAGE ACCOUNT

                                                                                  FIDELITY                      FIDELITY
                                                                                    VIP                           VIP
                                                                                    ASSET                        EQUITY-
                                                                                   MANAGER                       INCOME
                                                                                 YEAR ENDED                    YEAR ENDED
                                                                                DECEMBER 31,                  DECEMBER 31,
                                                                         --------------------------    --------------------------
                                                                            2004           2003           2004           2003
                                                                         -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .......................................   $       123    $       337    $     4,633    $     5,834
  Net realized gain (loss) ...........................................            11             31         12,375         (6,879)
  Change in unrealized gain (loss) ...................................           408          1,880        121,266        304,942
                                                                         -----------    -----------    -----------    -----------
  Net increase (decrease) in net assets from operations ..............           542          2,248        138,274        303,897
                                                                         -----------    -----------    -----------    -----------

FROM POLICY TRANSACTIONS:
  Net premiums .......................................................           959              -         85,589         99,369
  Terminations .......................................................             -              -        (42,720)       (57,235)
  Insurance and other charges ........................................          (140)          (855)       (34,695)       (34,263)
  Transfers between sub-accounts (including fixed account), net ......         2,510         (4,455)        51,653         59,434
  Other transfers from (to) the General Account ......................             -         (5,438)        (5,439)           (16)
  Net increase (decrease) in investment by Sponsor ...................             -              -              -              -
                                                                         -----------    -----------    -----------    -----------
  Net increase (decrease) in net assets from policy transactions .....         3,329        (10,748)        54,388         67,289
                                                                         -----------    -----------    -----------    -----------
  Net increase (decrease) in net assets ..............................         3,871         (8,500)       192,662        371,186

NET ASSETS:
 Beginning of year ...................................................        10,031         18,531      1,346,206        975,020
                                                                         -----------    -----------    -----------    -----------
 End of year .........................................................   $    13,902    $    10,031    $ 1,538,868    $ 1,346,206
                                                                         ===========    ===========    ===========    ===========

                                                                                  FIDELITY
                                                                                    VIP
                                                                                   GROWTH
                                                                                 YEAR ENDED
                                                                                DECEMBER 31,
                                                                         --------------------------
                                                                            2004           2003
                                                                         -----------    -----------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .......................................   $   (14,955)   $   (12,237)
  Net realized gain (loss) ...........................................       (66,617)       (23,851)
  Change in unrealized gain (loss) ...................................       111,259        412,603
                                                                         -----------    -----------
  Net increase (decrease) in net assets from operations ..............        29,687        376,515
                                                                         -----------    -----------

FROM POLICY TRANSACTIONS:
  Net premiums .......................................................       178,168        194,481
  Terminations .......................................................      (186,832)       (19,322)
  Insurance and other charges ........................................       (31,206)       (27,440)
  Transfers between sub-accounts (including fixed account), net ......       (20,223)        36,897
  Other transfers from (to) the General Account ......................        (7,478)           (51)
  Net increase (decrease) in investment by Sponsor ...................             -              -
                                                                         -----------    -----------
  Net increase (decrease) in net assets from policy transactions .....       (67,571)       184,565
                                                                         -----------    -----------
  Net increase (decrease) in net assets ..............................       (37,884)       561,080

NET ASSETS:
 Beginning of year ...................................................     1,683,605      1,122,525
                                                                         -----------    -----------
 End of year .........................................................   $ 1,645,721    $ 1,683,605
                                                                         ===========    ===========

(a) Name change. See Note 1.

* Available only in Variable Inheiritage product. See Note 1.
**Available only in Select Inheiritage product. See Note 1.

The accompanying notes are an integral part of these financial statements.

INHEIRITAGE ACCOUNT

                                                                                  FIDELITY
                                                                                     VIP                        FIDELITY
                                                                                    HIGH                           VIP
                                                                                   INCOME                       OVERSEAS
                                                                                 YEAR ENDED                    YEAR ENDED
                                                                                DECEMBER 31,                  DECEMBER 31,
                                                                         --------------------------    --------------------------
                                                                             2004           2003           2004           2003
                                                                         -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .......................................   $    29,996    $    19,363    $        (9)   $       (93)
  Net realized gain (loss) ...........................................        29,966        109,347          2,369          7,300
  Change in unrealized gain (loss) ...................................        (9,135)        11,879          2,090          3,440
                                                                         -----------    -----------    -----------    -----------
  Net increase (decrease) in net assets from operations ..............        50,827        140,589          4,450         10,647
                                                                         -----------    -----------    -----------    -----------

  FROM POLICY TRANSACTIONS:
   Net premiums ......................................................        21,411         28,891              -          1,555
   Terminations ......................................................             -         (7,845)             -              -
   Insurance and other charges .......................................       (14,493)       (13,140)          (935)          (824)
   Transfers between sub-accounts (including fixed account), net .....      (346,019)       244,168          1,016            960
   Other transfers from (to) the General Account .....................        (2,981)           (24)             -              -
   Net increase (decrease) in investment by Sponsor ..................             -              -              -              -
                                                                         -----------    -----------    -----------    -----------
   Net increase (decrease) in net assets from policy transactions ....      (342,082)       252,050             81          1,691
                                                                         -----------    -----------    -----------    -----------
   Net increase (decrease) in net assets .............................      (291,255)       392,639          4,531         12,338

NET ASSETS:
 Beginning of year ...................................................       811,702        419,063         32,318         19,980
                                                                         -----------    -----------    -----------    -----------
 End of year .........................................................   $   520,447    $   811,702    $    36,849    $    32,318
                                                                         ===========    ===========    ===========    ===========

                                                                                   FT VIP
                                                                                  FRANKLIN
                                                                                  LARGE CAP
                                                                                   GROWTH
                                                                                 SECURITIES
                                                                                   CLASS 2
                                                                                 YEAR ENDED
                                                                                DECEMBER 31,
                                                                         --------------------------
                                                                             2004           2003
                                                                         -----------    -----------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .......................................   $       (90)   $       (49)
  Net realized gain (loss) ...........................................           (30)          (344)
  Change in unrealized gain (loss) ...................................           956          2,786
                                                                         -----------    -----------
  Net increase (decrease) in net assets from operations ..............           836          2,393
                                                                         -----------    -----------

 FROM POLICY TRANSACTIONS:
  Net premiums .......................................................             -          1,555
  Terminations .......................................................             -              -
  Insurance and other charges ........................................          (697)          (667)
  Transfers between sub-accounts (including fixed account), net ......         2,128              -
  Other transfers from (to) the General Account ......................             -              -
  Net increase (decrease) in investment by Sponsor ...................             -         (1,613)
                                                                         -----------    -----------
  Net increase (decrease) in net assets from policy transactions .....         1,431           (725)
                                                                         -----------    -----------
  Net increase (decrease) in net assets ..............................         2,267          1,668

NET ASSETS:
 Beginning of year ...................................................        11,376          9,708
                                                                         -----------    -----------
 End of year .........................................................   $    13,643    $    11,376
                                                                         ===========    ===========

(a)  Name change. See Note 1.

* Available only in Variable Inheiritage product. See Note 1.
**Available only in Select Inheiritage product. See Note 1.

The accompanying notes are an integral part of these financial statements.

INHEIRITAGE ACCOUNT

                                                                                                                 FT VIP
                                                                                   FT VIP                        MUTUAL
                                                                                  FRANKLIN                       SHARES
                                                                                  SMALL CAP                    SECURITIES
                                                                                   CLASS 2                       CLASS 2
                                                                                 YEAR ENDED                    YEAR ENDED
                                                                                DECEMBER 31,                  DECEMBER 31,
                                                                         --------------------------    --------------------------
                                                                            2004           2003           2004           2003
                                                                         -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .......................................   $    (3,342)   $    (2,472)   $      (552)   $      (533)
  Net realized gain (loss) ...........................................         4,480           (181)        15,078           (372)
  Change in unrealized gain (loss) ...................................        26,657         70,326           (245)        24,845
                                                                         -----------    -----------    -----------    -----------
  Net increase (decrease) in net assets from operations ..............        27,795         67,673         14,281         23,940
                                                                         -----------    -----------    -----------    -----------

 FROM POLICY TRANSACTIONS:
  Net premiums .......................................................        22,185         34,100         39,945         23,797
  Terminations .......................................................             -              -       (151,479)        (3,867)
  Insurance and other charges ........................................       (10,819)        (7,862)        (1,745)          (945)
  Transfers between sub-accounts (including fixed account), net ......        (9,880)        27,247          3,009        108,327
  Other transfers from (to) the General Account ......................             -            190              -             18
  Net increase (decrease) in investment by Sponsor ...................             -         (1,692)             -         (1,965)
                                                                         -----------    -----------    -----------    -----------
  Net increase (decrease) in net assets from policy transactions .....         1,486         51,983       (110,270)       125,365
                                                                         -----------    -----------    -----------    -----------
  Net increase (decrease) in net assets ..............................        29,281        119,656        (95,989)       149,305

NET ASSETS:
 Beginning of year ...................................................       289,335        169,679        195,083         45,778
                                                                         -----------    -----------    -----------    -----------
 End of year .........................................................   $   318,616    $   289,335    $    99,094    $   195,083
                                                                         ===========    ===========    ===========    ===========

                                                                                   JANUS
                                                                                   ASPEN                        T. ROWE
                                                                                  GROWTH                         PRICE
                                                                                  SERVICE                     INTERNATIONAL
                                                                                  SHARES                         STOCK
                                                                                 YEAR ENDED                    YEAR ENDED
                                                                                DECEMBER 31,                  DECEMBER 31,
                                                                         --------------------------    --------------------------
                                                                            2004            2003           2004           2003
                                                                         -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .......................................   $       (71)   $      (225)   $    (1,026)   $     1,553
  Net realized gain (loss) ...........................................             7           (378)        19,978         (1,566)
  Change in unrealized gain (loss) ...................................           229          6,099         28,274         86,641
                                                                         -----------    -----------    -----------    -----------
  Net increase (decrease) in net assets from operations ..............           165          5,496         47,226         86,628
                                                                         -----------    -----------    -----------    -----------

 FROM POLICY TRANSACTIONS:
  Net premiums .......................................................             -              -         50,964         45,750
  Terminations .......................................................             -        (21,616)      (153,893)          (129)
  Insurance and other charges ........................................           (24)          (531)        (5,964)        (4,372)
  Transfers between sub-accounts (including fixed account), net ......          (730)         5,912         28,867        113,876
  Other transfers from (to) the General Account ......................             -              -           (891)           (12)
  Net increase (decrease) in investment by Sponsor ...................             -         (1,447)             -              -
                                                                         -----------    -----------    -----------    -----------
  Net increase (decrease) in net assets from policy transactions .....          (754)       (17,682)       (80,917)       155,113
                                                                         -----------    -----------    -----------    -----------
  Net increase (decrease) in net assets ..............................          (589)       (12,186)       (33,691)       241,741

NET ASSETS:
 Beginning of year ...................................................         6,738         18,924        454,653        212,912
                                                                         -----------    -----------    -----------    -----------
 End of year .........................................................   $     6,149    $     6,738    $   420,962    $   454,653
                                                                         ===========    ===========    ===========    ===========

(a) Name change. See Note 1.

* Available only in Variable Inheiritage product. See Note 1.
**Available only in Select Inheiritage product. See Note 1.

The accompanying notes are an integral part of these financial statements.

INHEIRITAGE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

     The Inheiritage Account (the "Separate Account"), which funds the Variable Inheiritage and Allmerica Select Inheiritage flexible premium variable life insurance policies, is a separate investment account of First Allmerica Financial Life Insurance Company ("FAFLIC"), established on May 1, 1995 for the purpose of separating from the general assets of FAFLIC those assets used to fund the variable portion of certain flexible premium variable life insurance policies (the "Policies") issued by FAFLIC. FAFLIC is a wholly owned subsidiary of Allmerica Financial Life Insurance and Annuity Company ("AFLIAC"). AFLIAC is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of FAFLIC. The Separate Account cannot be charged with liabilities arising out of any other business of FAFLIC. FAFLIC's General Account is subject to the claims of creditors.

     The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). All twenty-five Sub-Accounts offered by the Separate Account had activity during the year, of which one had a zero balance at December 31, 2004. Each Sub-Account invests exclusively in one of the Funds ("Underlying Funds") that are part of the following fund groups:

FUND GROUPS
-----------

Allmerica Investment Trust (Service Shares) ("AIT")
AIM Variable Insurance Funds (Series I Shares) ("AIM V.I. Series I") AllianceBernstein Variable Products Series Fund, Inc. (Class B)
("AllianceBernstein Class B")
Delaware VIP Trust
Fidelity Variable Insurance Products Fund ("Fidelity VIP")
Franklin Templeton Variable Insurance Products Trust (Class 2) ("FT VIP") Janus Aspen Series (Service Shares)
T. Rowe Price International Series, Inc.

     The fund groups listed above are open-end, diversified management investment companies registered under the 1940 Act. The Sub-Accounts in the AIT Fund Group are managed by Allmerica Financial Investment Management Services, Inc. ("AFIMS"), a wholly owned subsidiary of AFLIAC.

     On October 15, 2004 the following fund group was renamed:

OLD NAME                                             NEW NAME
--------                                             --------
INVESCO Variable Investment Funds, Inc.              AIM Variable Insurance Funds (Series I Shares)

     On October 15, 2004 the following Underlying Fund was renamed:

OLD NAME                                             NEW NAME
--------                                             --------
INVESCO VIF-Health Sciences                          AIM V.I. Health Sciences Series I

     There are two Sub-Accounts with the name Select Investment Grade Income Fund in the Inheiritage Separate Account, one offered in the Variable Inheiritage product and one offered in the Select Inheiritage product.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates at the date of the financial statements. Actual results could differ from those estimates.

INHEIRITAGE ACCOUNT

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements.

     INVESTMENTS - Security transactions are recorded as of the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the Underlying Funds. Realized investment gains and losses are determined using the average cost method. Dividend income and capital gain distributions are recorded on the ex-distribution date and are reinvested in additional shares of the Underlying Funds at net asset value.

     STATEMENTS OF CHANGES IN NET ASSETS - Policy Owners may allocate their Policy Values to variable investment options in the Separate Account and to the Fixed Account, which is a part of FAFLIC's General Account that guarantees principal and a fixed interest rate. Net Premiums represent payments received under the Policies (excluding amounts allocated to the Fixed Account) reduced by refunds made during the initial free-look period, and by applicable deductions, charges, and state premium taxes. Terminations are payments to Policy Owners and beneficiaries made under the terms of the Policies and amounts that Policy Owners have requested to be withdrawn and paid to them. Transfers between Sub-Accounts (including the Fixed Account), net, are amounts that Policy Owners have directed to be moved among funds, including permitted transfers from and to the Fixed Account. Other transfers from(to) the General Account include policy loan activity and death claims.

     NEW ACCOUNTING PRONOUNCEMENT - Statement of Position (SOP) 03-5 "FINANCIAL HIGHLIGHTS OF SEPARATE ACCOUNTS: An Amendment to the Audit and Accounting Guide AUDITS OF INVESTMENT COMPANIES" was effective for fiscal years ending after December 15, 2003. The adoption of the new requirements of the SOP did not have a material impact on the results of operations or financial position of the Separate Account, but resulted in additional disclosures in the footnotes to the financial statements.

     FEDERAL INCOME TAXES - The operations of the Separate Account are included in the federal income tax return of FAFLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code ("IRC"). FAFLIC files a consolidated federal tax return with AFC and AFC's affiliates. Under the current provisions of the IRC, FAFLIC does not expect to incur federal income taxes on the earnings or realized capital gains attributable to the Separate Account. Based on this, no Federal income tax provision is required. FAFLIC will review periodically the status of this policy during the year in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the policies.

     Under the provisions of Section 817(h) of the IRC, a variable life insurance policy, other than a policy issued in connection with certain types of employee benefit plans, will not be treated as a variable life insurance policy for federal income tax purposes for any period for which the investments of the segregated asset account on which the policy is based are not adequately diversified. The IRC provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The Internal Revenue Service has issued regulations under
Section 817(h) of the IRC. FAFLIC believes that the Separate Account satisfies the current requirements of the regulations, and it intends that it will continue to meet such requirements.

NOTE 3 - EXPENSES AND RELATED PARTY TRANSACTIONS

     As of each Monthly Payment Date, commencing with the date of issue, FAFLIC makes a Monthly Deduction from Policy Value comprised of the following charges: a charge for the cost of insurance protection under the Policies; a charge for any optional insurance benefits added by rider, and a monthly administrative charge as compensation for expenses incurred in administration of the Policies, first year underwriting, and other start up expenses associated with the Policies.

     The Policy Owner may allocate the Monthly Deduction to one Sub-Account. In the absence of allocation instructions, or if the Sub-Account chosen does not have sufficient funds to cover the Monthly Deduction, FAFLIC makes a pro-rata allocation among the Sub-Accounts in the Policy. No Monthly Deductions are made after the Final Premium Payment date.

INHEIRITAGE ACCOUNT

NOTE 3 - EXPENSES AND RELATED PARTY TRANSACTIONS (CONTINUED)

     FAFLIC assesses each Sub-Account with a Mortality and Expense Risk Charge and a Separate Account Administrative Charge. The Mortality and Expense Risk Charge compensates FAFLIC for assuming mortality and expense risks for variable interests in the Policies. If the charge for mortality and expense risks is not sufficient to cover mortality experience and expenses, FAFLIC absorbs the losses. If the charge is higher than mortality and expense risk expenses, the difference is a profit to FAFLIC. This charge may be increased or decreased, subject to state and federal law; but, it may not exceed the maximum limitations. During the first 15 Policy years the Separate Account Administrative Charge of 0.25% is assessed to help defray administrative expenses incurred in the administration of the Separate Account and the Sub-Accounts.

     Details about the Monthly Deduction and charges to the Sub-Accounts appear in the table below.

                                                                                       MAXIMUM ALLOWED      SEPARATE
                                      MONTHLY                      CURRENT MORTALITY     MORTALITY AND        ACCOUNT
                        COST OF     CHARGES FOR      MONTHLY        AND EXPENSE RISK    EXPENSE RISK     ADMINISTRATIVE
                       INSURANCE     OPTIONAL     ADMINISTRATIVE    CHARGE (ANNUAL     CHARGE (ANNUAL    CHARGE (ANNUAL
                      CHARGE (a)   BENEFITS (a)     CHARGE (a)         RATE)(b)           RATE) (b)      RATE) (b) (c)
Allmerica Select       Varies by     Varies by    $            6         0.90%              0.90%             0.25%
Inheiritage             Policy        Policy

Variable Inheiritage   Varies by     Varies by    $            6         0.90%              0.90%             0.25%
                        Policy        Policy

(a)  Charged to Policy Value.
(b)  Charged to Daily Net assets in each Sub-Account.
(c) Separate Account Administrative Charge is 0.25% for the first 15 Policy years with no charge imposed after the 15th year.

     A surrender charge may be deducted upon request of a full surrender of the Policy or a decrease in the Face Amount if less than a certain number of years have lapsed from the Date of Issue or from the effective date of any increase in the Face Amount. The maximum surrender charge is a detailed calculation. For more information see the prospectus.

     Some states and municipalities impose premium taxes on Policies, which currently range up to 5%.

     The disclosures above include charges currently assessed to the Policy Owner. There are certain other charges, which may be assessed in future periods, at the discretion of AFLIAC, in accordance with the Policy terms. For further details see the prospectus.

     During the year ended December 31, 2004, management fees of the Underlying AIT Funds were paid directly by the funds to AFIMS in its capacity as investment manager and administrator of AIT. The AIT funds' advisory agreement provides for fees ranging from 0.20% to 1.00% based on individual portfolios and average daily net assets. According to a Plan of Distribution and Service pursuant to Rule 12b-1 under the 1940 Act, each AIT Fund pays a fee equal to an annual rate of 0.15% of the Fund's average daily net assets.

     VeraVest Investments, Inc. (formerly Allmerica Investments, Inc.), a wholly owned subsidiary of AFLIAC, is principal underwriter of the Policies funded by the Separate Account. Based on a registered representative's vesting schedule, AFLIAC may pay commissions for certain types of transactions.

INHEIRITAGE ACCOUNT

NOTE 4 - PURCHASES AND SALES OF INVESTMENTS

   The cost of purchases and proceeds from sales of shares of the Underlying Funds of the Separate Account during the year ended December 31, 2004 were as follows:

                     INVESTMENT PORTFOLIO                        PURCHASES         SALES
                     --------------------                      -------------   -------------
AIT Core Equity Service Shares                                 $      59,665   $      48,155
AIT Equity Index Service Shares                                      323,976         270,907
AIT Government Bond Service Shares                                     2,692          24,931
AIT Money Market Service Shares                                    5,423,089       5,655,185
AIT Select Capital Appreciation Service Shares                       270,920         279,283
AIT Select Growth Service Shares                                     139,642         262,074
AIT Select International Equity Service Shares                     4,383,924       4,275,943
AIT Select Investment Grade Income Service Shares*                    38,586             939
AIT Select Investment Grade Income Service Shares**                   40,110          77,855
AIT Select Value Opportunity Service Shares                          231,224         122,185
AIM V.I. Aggressive Growth Series I                                   14,415          15,097
AIM V.I. Health Sciences Series I (a)                                 19,068          37,867
AllianceBernstein Growth and Income Class B                           50,322          17,909
AllianceBernstein Premier Growth Class B                                 610           1,938
Delaware VIP International Value Equity                              168,201         140,937
Fidelity VIP Asset Manager                                             3,739             287
Fidelity VIP Equity-Income                                           211,209         147,163
Fidelity VIP Growth                                                  202,917         285,443
Fidelity VIP High Income                                           2,507,317       2,819,403
Fidelity VIP Overseas                                                237,735         237,663
FT VIP Franklin Large Cap Growth Securities Class 2                    2,192             851
FT VIP Franklin Small Cap Class 2                                     35,830          37,686
FT VIP Mutual Shares Securities Class 2                               44,115         154,937
Janus Aspen Growth Service Shares                                          -             825
T. Rowe Price International Stock                                    184,479         266,422

(a) Name changed. See Note 1.

* Available only in Variable Inheiritage product. See Note 1.
**Available only in Select Inheiritage product. See Note 1.

INHEIRITAGE ACCOUNT

NOTE 5 - FINANCIAL HIGHLIGHTS

     A summary of unit values, units outstanding, income and expense ratios and total return for each Sub-Account for the year ended December 31, 2004 is as follows:

                                                                  AT DECEMBER 31               FOR THE YEAR ENDED DECEMBER 31
                                                                  --------------               ------------------------------
                                                                                   NET      INVESTMENT*
                                                           UNITS        UNIT      ASSETS       INCOME       EXPENSE      TOTAL
                                                           (000S)      VALUE      (000S)       RATIO        RATIO**    RETURN***
                                                          -------   ----------   --------   ------------    -------    ----------
AIT CORE EQUITY SERVICE SHARES
2004                                                          268   $ 1.776214   $    475           1.10%      1.15%         9.14%
2003                                                          260     1.627500        424           0.89       1.15         26.21
2002                                                          249     1.289543        321           0.81       1.15        -24.33
2001                                                          312     1.704185        531           0.71       1.15        -17.83
AIT EQUITY INDEX SERVICE SHARES
2004                                                          926     2.063093      1,910           1.61       1.15          9.06
2003                                                          904     1.891781      1,709           1.38       1.15         26.36
2002                                                          405     1.497149        607           1.21       1.15        -23.11
2001                                                          385     1.947199        749           1.00       1.15        -13.03
AIT GOVERNMENT BOND SERVICE SHARES
2004                                                           41     1.228839         51           3.62       1.15          0.94
2003                                                           61     1.217380         74           3.52       1.15          0.50
2002                                                          309     1.211340        375           4.20       1.15          8.04
2001                                                            -          N/A          -            N/A        N/A           N/A
AIT MONEY MARKET SERVICE SHARES
2004                                                          839     1.281841      1,075           0.87       1.15         -0.25
2003                                                        1,017     1.285012      1,307           0.79       1.15         -0.36
2002                                                        1,525     1.289670      1,967           1.64       1.15          0.50
2001                                                        1,706     1.283311      2,189           4.14       1.15          3.09
AIT SELECT CAPITAL APPRECIATION SERVICE SHARES
2004                                                          344     3.042315      1,047            N/A       1.15         17.26
2003                                                          378     2.594487        980            N/A       1.15         38.11
2002                                                          362     1.878617        681            N/A       1.15        -22.50
2001                                                          361     2.424064        875            N/A       1.15         -2.27

INHEIRITAGE ACCOUNT

NOTE 5 - FINANCIAL HIGHLIGHTS

                                                                  AT DECEMBER 31               FOR THE YEAR ENDED DECEMBER 31
                                                                  --------------               ------------------------------
                                                                                   NET      INVESTMENT*
                                                           UNITS       UNIT       ASSETS       INCOME       EXPENSE      TOTAL
                                                           (000S)      VALUE      (000S)       RATIO        RATIO**    RETURN***
                                                          -------   ----------   --------   ------------    -------    ----------
AIT SELECT GROWTH SERVICE SHARES
2004                                                        1,049   $ 1.572656   $  1,649            N/A%      1.15%         6.20%
2003                                                        1,116     1.480775      1,653           0.05       1.15         24.83
2002                                                          617     1.186194        732           0.17       1.15        -28.43
2001                                                          639     1.657437      1,059            N/A       1.15        -25.57
AIT SELECT INTERNATIONAL EQUITY SERVICE SHARES
2004                                                          665     1.684894      1,120           1.29       1.15         13.15
2003                                                          591     1.489056        880           0.88       1.15         26.30
2002                                                          474     1.178988        559           1.76       1.15        -20.30
2001                                                          478     1.479217        706           1.38       1.15        -22.42
AIT SELECT INVESTMENT GRADE INCOME SERVICE SHARES (c)
2004                                                           64     1.476162         94           5.43       1.15          2.78
2003                                                           41     1.436209         58           4.44       1.15          2.12
2002                                                           45     1.406391         64           6.62       1.15          6.89
2001                                                           42     1.315715         55           5.86       1.15          6.70
AIT SELECT INVESTMENT GRADE INCOME SERVICE SHARES (d)
2004                                                          200     1.288216        258           5.22       1.15          2.78
2003                                                          241     1.253348        303           4.63       1.15          2.12
2002                                                          189     1.227332        232           5.60       1.15          6.89
2001                                                          139     1.148201        159           5.99       1.15          6.70
AIT SELECT VALUE OPPORTUNITY SERVICE SHARES
2004                                                          477     2.959106      1,411           0.06       1.15         17.98
2003                                                          460     2.508194      1,155           0.13       1.15         36.84
2002                                                          459     1.832985        841           0.63       1.15        -17.28
2001                                                          377     2.215898        835           0.63       1.15         11.39
AIM V.I. HEALTH SCIENCES SERIES I (a)
2004                                                           21     1.022225         22            N/A       1.15          6.33
2003                                                           40     0.961344         39            N/A       1.15         26.32
2002                                                           45     0.761060         34            N/A       1.15        -25.33
2001                                                           32     1.019172         33           0.85       1.15          1.92(b)

INHEIRITAGE ACCOUNT

NOTE 5 - FINANCIAL HIGHLIGHTS

                                                                  AT DECEMBER 31               FOR THE YEAR ENDED DECEMBER 31
                                                                  --------------               ------------------------------
                                                                                   NET      INVESTMENT*
                                                           UNITS       UNIT       ASSETS       INCOME       EXPENSE      TOTAL
                                                           (000S)      VALUE      (000S)       RATIO        RATIO**    RETURN***
                                                          -------   ----------   --------   ------------    -------    ----------
ALLIANCEBERNSTEIN GROWTH AND INCOME CLASS B
2004                                                          205   $ 1.023649   $    210           0.72%      1.15%         9.94%
2003                                                          170     0.931068        159           0.85       1.15         30.67
2002                                                          139     0.712561         99           0.54       1.15        -23.17
2001                                                            4     0.927400          4           0.50       1.15         -7.26(b)
ALLIANCEBERNSTEIN PREMIER GROWTH CLASS B
2004                                                           87     0.764699         66            N/A       1.15          7.10
2003                                                           88     0.714006         63            N/A       1.15         21.94
2002                                                           60     0.585521         35            N/A       1.15        -31.65
2001                                                           21     0.856593         18            N/A       1.15        -14.34(b)
DELAWARE VIP INTERNATIONAL VALUE EQUITY
2004                                                          126     2.089757        263           2.50       1.15         20.39
2003                                                          112     1.735850        194           1.69       1.15         41.79
2002                                                          109     1.224235        134           7.57       1.15        -11.43
2001                                                          127     1.382289        176           2.00       1.15        -13.84
FIDELITY VIP ASSET MANAGER
2004                                                            7     1.905588         14           2.11       1.15          4.26
2003                                                            5     1.827780         10           3.62       1.15         16.62
2002                                                           12     1.567314         19           3.14       1.15         -9.78
2001                                                            2     1.737246          4           6.40       1.15         -5.19
FIDELITY VIP EQUITY-INCOME
2004                                                          720     2.138756      1,539           1.48       1.15         10.25
2003                                                          694     1.939969      1,346           1.67       1.15         28.83
2002                                                          648     1.505800        975           1.55       1.15        -17.90
2001                                                          566     1.834156      1,037           1.65       1.15         -6.05
FIDELITY VIP GROWTH
2004                                                          964     1.706534      1,646           0.26       1.15          2.19
2003                                                        1,008     1.669978      1,684           0.25       1.15         31.32
2002                                                          883     1.271669      1,123           0.25       1.15        -30.91
2001                                                          819     1.840599      1,507           0.08       1.15        -18.60

INHEIRITAGE ACCOUNT

NOTE 5 - FINANCIAL HIGHLIGHTS

                                                                  AT DECEMBER 31               FOR THE YEAR ENDED DECEMBER 31
                                                                  --------------               ------------------------------
                                                                                   NET      INVESTMENT*
                                                           UNITS       UNIT       ASSETS       INCOME       EXPENSE      TOTAL
                                                           (000S)      VALUE      (000S)       RATIO        RATIO**    RETURN***
                                                          -------   ----------   --------   ------------    -------    ----------
FIDELITY VIP HIGH INCOME
2004                                                          418   $ 1.245984   $    520           6.88%      1.15%         8.33%
2003                                                          706     1.150152        812           4.59       1.15         25.80
2002                                                          458     0.914256        419           7.78       1.15          2.25
2001                                                          292     0.894095        261          46.14       1.15        -12.75
FIDELITY VIP OVERSEAS
2004                                                           24     1.549152         37           1.13       1.15         12.33
2003                                                           23     1.379116         32           0.74       1.15         41.72
2002                                                           21     0.973118         20           0.67       1.15        -21.20
2001                                                           48     1.234889         59           3.04       1.15        -22.07
FT VIP FRANKLIN LARGE CAP GROWTH SECURITIES CLASS 2
2004                                                           15     0.888590         14           0.48       1.15          6.69
2003                                                           14     0.832854         11           0.68       1.15         25.48
2002                                                           15     0.663714         10           0.87       1.15        -24.08
2001                                                           12     0.874218         11           0.33       1.15        -12.58(b)
FT VIP FRANKLIN SMALL CAP CLASS 2
2004                                                          325     0.979834        319            N/A       1.15         10.19
2003                                                          325     0.889207        289            N/A       1.15         35.67
2002                                                          259     0.655429        170           0.22       1.15        -29.51
2001                                                           86     0.929790         80           0.17       1.15         -7.02(b)
FT VIP MUTUAL SHARES SECURITIES CLASS 2
2004                                                           84     1.182211         99           0.86       1.15         11.34
2003                                                          184     1.061830        195           0.59       1.15         23.71
2002                                                           53     0.858342         46           1.11       1.15        -12.83
2001                                                            2     0.984634          2           2.73       1.15         -1.54(b)
JANUS ASPEN GROWTH SERVICE SHARES
2004                                                            8     0.763361          6            N/A       1.15          3.00
2003                                                            9     0.741101          7            N/A       1.15         29.98
2002                                                           33     0.570173         19            N/A       1.15        -27.57
2001                                                           24     0.787235         19            N/A       1.15        -21.28(b)

INHEIRITAGE ACCOUNT

NOTE 5 - FINANCIAL HIGHLIGHTS

                                                                  AT DECEMBER 31               FOR THE YEAR ENDED DECEMBER 31
                                                                  --------------               ------------------------------
                                                                                   NET      INVESTMENT*
                                                           UNITS       UNIT       ASSETS       INCOME       EXPENSE      TOTAL
                                                           (000S)      VALUE      (000S)       RATIO        RATIO**    RETURN***
                                                          -------   ----------   --------   ------------    -------    ----------
T. ROWE PRICE INTERNATIONAL STOCK
2004                                                          320   $ 1.316198   $    421           0.94%      1.15%        12.47%
2003                                                          388     1.170316        455           1.70       1.15         29.02
2002                                                          235     0.907062        213           0.91       1.15        -19.23
2001                                                          216     1.123058        243           1.86       1.15        -23.11

(a)  Name changed. See Note 1.
(b)  Start date of 5/1/01.
(c)  Available only in Variable Inheiritage product. See Note 1.
(d)  Available only in Select Inheiritage product. See Note 1.

*THESE AMOUNTS REPRESENT THE DIVIDENDS, EXCLUDING DISTRIBUTIONS OF CAPITAL GAINS, RECEIVED BY THE SUB-ACCOUNT FROM THE UNDERLYING FUND, NET OF MANAGEMENT FEES ASSESSED BY THE FUND MANAGER, DIVIDED BY THE AVERAGE NET ASSETS. THESE RATIOS EXCLUDE THOSE EXPENSES, SUCH AS MORTALITY AND EXPENSE CHARGES, THAT RESULT IN DIRECT REDUCTIONS IN THE UNIT VALUES. THE RECOGNITION OF INVESTMENT INCOME BY THE SUB-ACCOUNT IS AFFECTED BY THE TIMING OF THE DECLARATION OF DIVIDENDS BY THE UNDERLYING FUND IN WHICH THE SUB-ACCOUNTS INVEST.

** THESE RATIOS REPRESENT THE ANNUALIZED CONTRACT EXPENSES OF THE SEPARATE ACCOUNT, CONSISTING PRIMARILY OF MORTALITY AND EXPENSE CHARGES, FOR EACH PERIOD INDICATED. THE RATIOS INCLUDE ONLY THOSE EXPENSES THAT RESULT IN A DIRECT REDUCTION TO UNIT VALUES. CHARGES MADE DIRECTLY TO CONTRACT OWNER ACCOUNTS THROUGH THE REDEMPTION OF UNITS AND EXPENSES OF THE UNDERLYING FUND ARE EXCLUDED.

*** THESE AMOUNTS REPRESENT THE TOTAL RETURN FOR THE PERIODS INDICATED, INCLUDING CHANGES IN THE VALUE OF THE UNDERLYING FUND, AND REFLECT DEDUCTIONS FOR ALL ITEMS INCLUDED IN THE EXPENSE RATIO. THE TOTAL RETURN DOES NOT INCLUDE ANY EXPENSES ASSESSED THROUGH THE REDEMPTION OF UNITS; INCLUSION OF THESE EXPENSES IN THE CALCULATION WOULD RESULT IN A REDUCTION IN THE TOTAL RETURN PRESENTED. INVESTMENT OPTIONS WITH A DATE NOTATION INDICATE THE EFFECTIVE DATE OF THAT INVESTMENT OPTION IN THE VARIABLE ACCOUNT. THE TOTAL RETURN IS CALCULATED FOR THE PERIOD INDICATED OR FROM THE EFFECTIVE DATE THROUGH THE END OF THE REPORTING PERIOD.

                            PART C: OTHER INFORMATION

ITEM 27. EXHIBITS

     (A)  BOARD OF DIRECTORS RESOLUTION.

               Certified copy of Resolutions of the Board of Directors of the Company of August 20, 1991 authorizing the establishment of the Inheiritage Account was previously filed on April 16, 1998 in Post-Effective Amendment No. 8 to this Registration Statement, and is incorporated by reference herein.

     (B)  CUSTODIAN AGREEMENTS.

               Not Applicable.

     (C)  UNDERWRITING CONTRACTS.

               (1) Underwriting and Administrative Services Agreement between the Company and Allmerica Investments, Inc was previously filed on April 16, 1998 in Post-Effective Amendment No. 8 to this Registration Statement, and is incorporated by reference herein.

               (2) Registered Representatives/Agents Agreement was previously filed on April 16, 1998 in Post-Effective Amendment No. 8 to this Registration Statement, and is incorporated by reference herein.

               (3) Sales Agreements (Select) were previously filed on April 16, 1998 in Post-Effective Amendment No. 8 to this Registration Statement, and are incorporated by reference herein.

               (4) Sales Agreements were previously filed on April 16, 1998 in Post-Effective Amendment No. 8 to this Registration Statement, and are incorporated by reference herein.

               (5) Commission Schedule was previously filed on April 16, 1998 in Post-Effective Amendment No. 8 to this Registration Statement, and is incorporated by reference herein.

               (6) General Agents Agreement was previously filed on April 16, 1998 in Post-Effective Amendment No. 8 to this Registration Statement, and is incorporated by reference herein.

               (7) Career Agents Agreement was previously filed on April 16, 1998 in Post-Effective Amendment No. 8 to this Registration Statement, and is incorporated by reference herein.

     (D)  POLICY.

               (1) Policy and initial Policy riders were previously filed on April 16, 1998 in Post-Effective Amendment No. 8 to this Registration Statement, and are incorporated by reference herein.

               (2) The Preferred Loan Endorsement was previously filed on May 1, 1997 in Post-Effective Amendment No. 6 to this Registration Statement, and is incorporated by reference herein.

     (E)  APPLICATION.

               Application was previously filed on April 16, 1998 in Post-Effective Amendment No. 8 to this Registration Statement, and is incorporated by reference herein.

     (F)  DEPOSITOR'S CERTIFICATE OF INCORPORATION AND BYLAWS.

               Company's restated Articles of Incorporation and Bylaws were previously filed in Post-

               Effective Amendment No. 3 to this Registration Statement on October 1, 1995, and are incorporated by reference herein. Revised Bylaws were previously filed on April 30, 1996 in Post-Effective Amendment No. 4 to this Registration Statement, and are incorporated by reference herein.

     (G)  REINSURANCE CONTRACTS.

               (1) Reinsurance contract dated January 1, 2001 among First Allmerica Financial Life Insurance Company and General & Cologne Life Re of America was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (2) Reinsurance contract dated January 1, 2001 among Allmerica Financial Life Insurance and Annuity Company and Reinsurance Company of Missouri, Inc. was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (3) Reinsurance contract dated September 1, 2000 among First Allmerica Financial Life Insurance Company and The Lincoln National Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (4) Reinsurance contract dated January 1, 2000 among First Allmerica Financial Life Insurance Company and Security Life of Denver Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (5) Reinsurance contract dated April 1, 2000 among First Allmerica Financial Life Insurance Company and Munich American Reinsurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (6) Reinsurance contract dated November 1, 1999 among First Allmerica Financial Life Insurance Company and RGA Reinsurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (7) Reinsurance contract dated January 1, 1999 among First Allmerica Financial Life Insurance Company and AXA Re Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (8) Reinsurance contract dated January 1, 1998 among Allmerica Financial Life Insurance and Annuity Company and RGA Reinsurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (9) Reinsurance contract dated April 1, 1996 among First Allmerica Financial Life Insurance Company and Transamerica Occidental Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (10) Reinsurance contract dated March 1, 1996 among First
                    Allmerica Financial Life Insurance Company and Northwestern National Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (11) Reinsurance contract dated March 1, 1996 among First
                    Allmerica Financial Life Insurance Company and Connecticut General Life Insurance Company was previously on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (12) Reinsurance contract dated November 22, 1995 among First
                    Allmerica Financial Life Insurance Company and Life Reassurance Corporation of America was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (13) Reinsurance contract dated January 1, 1995 among State
                    Mutual Life Assurance Company of America and Life Reinsurance Corporation of America was previously on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (14) Reinsurance contract dated January 1, 1994 among State
                    Mutual Life Assurance Company of America and Connecticut General Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (15) Reinsurance contract dated January 1, 1993 among State
                    Mutual Life Assurance Company of America and Life Reassurance Corporation of America was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (16) Reinsurance contract dated January 1, 1993 among State
                    Mutual Life Assurance Company and The Cologne Life Reinsurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (17) Reinsurance contract dated February 26, 1991 among State
                    Mutual Life Assurance Company of America and The Lincoln National Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (18) Reinsurance contract dated May 1, 1989 among State Mutual
                    Life Assurance Company of America and General American Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (19) Reinsurance contract dated May 1, 1989 among State Mutual
                    Life Assurance Company of America and Connecticut General Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (20) Reinsurance contract dated July 1, 1986 among State Mutual
                    Life Assurance Company of America and General American Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (21) Reinsurance contract dated August 1, 1983 among State Mutual
                    Life Assurance Company of America and The Lincoln National Life Insurance Company was previously on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (22) Reinsurance contract dated August 1, 1983 among State Mutual
                    Life Assurance Company and Connecticut General Life Insurance Company was previously filed on February 10,

                    2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (23) Reinsurance contract dated August 1, 1983 among State Mutual
                    Life Assurance Company and Cologne Life Reinsurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

     (H)  PARTICIPATION AGREEMENTS.

               (1) Form of Amendment dated May 1, 2003 to the Allmerica Investment Trust Participation Agreement was previously filed on April 29, 2003 in Post-Effective Amendment No. 13 of Registration Statement No. 33-71056/811-8130, and is incorporated by reference herein. Participation Agreement between the Company and Allmerica Investment Trust dated March 22, 2000 was previously filed in April 2000 in Post-Effective Amendment No. 9 of Registration Statement No. 33-71056/811-8130, and is incorporated by reference herein.

               (2) Amendment dated May 1, 2001 to the Fidelity VIP Participation Agreement was previously filed on April 29, 2002 in Post-Effective Amendment No. 3 of Registration Statement No. 333-45914/811-10133, and is incorporated by reference herein. Participation Agreement, as amended, with Variable Insurance Products Fund was previously filed on April 16, 1998 in Post-Effective Amendment No. 8 to this Registration Statement, and is incorporated by reference herein.

               (3) Amendment dated October 1, 2001 to the Fidelity VIP II Participation Agreement was previously filed on April 29, 2002 in Post-Effective Amendment No. 3 of Registration Statement No. 333-45914/811-10133, and is incorporated by reference herein. Participation Agreement, as amended, with Variable Insurance Products Fund II was previously filed on April 16, 1998 in Post-Effective Amendment No. 8 to this Registration Statement, and is incorporated by reference herein.

               (4) Amendment dated May 1, 2002 to the Delaware Participation Agreement was previously filed on April 29, 2002 in Post-Effective Amendment No. 3 of Registration Statement No. 333-45914/811-10133, and is incorporated by reference herein. Participation Agreement with Delaware Group Premium Fund, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No. 11, and is incorporated by reference herein.

               (5) Amendment dated October 1, 200 to the T. Rowe Price Participation Agreement was previously filed on April 29, 2002 in Post-Effective Amendment No. 11 of Registration Statement No. 3-71056/811-8130, and is incorporated by reference herein. Participation Agreement with T. Rowe Price International Series, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No. 8 to this Registration Statement, and is incorporated by reference herein.

               (6) Amendment to the Fidelity Service Agreement was previously filed on May 1, 1997 in Post-Effective Amendment No. 6, and is incorporated by reference herein. Fidelity Service Agreement was previously filed on April 30, 1996 in Post-Effective Amendment No. 4 to this Registration Statement, and is incorporated by reference herein.

               (7) Agreement with Rowe Price-Fleming International, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No. 8 to this Registration Statement, and is incorporated by reference herein.

               (8) Amendment dated May 1, 2002 to the AIM Participation Agreement was previously filed IN APRIL 2003 in Post-Effective Amendment No. 3 of Registration Statement No. 333-64162/811-10433, and is incorporated by reference herein. Participation Agreement with AIM Variable Insurance Funds, Inc. was previously filed on August 27, 1998 in Post-

                    Effective Amendment No. 2 in Registration Statement No. 333-16929/811-7747, and is incorporated by reference herein.

               (9) Amendment dated May 1, 2002 to the Alliance Participation Agreement was previously filed on April 29, 2003 in Post-Effective Amendment No. 13 of Registration Statement No. 33-71056/811-8130, and is incorporated by reference herein. Merger and Consolidated Agreement and Amended and Restated Participation Agreement with Alliance dated August 1, 2000 were previously filed in April 2001 in Post-Effective Amendment No. 10 of Registration Statement No. 33-71056/811-8130, and are incorporated by reference herein.

               (10) Amendment dated May 1, 2002 to the Franklin Templeton
                    Participation Agreement was previously filed on April 29, 2003 in Post-Effective Amendment No. 13 of Registration Statement No. 33-71056/811-8130, and is incorporated by reference herein. Participation Agreement between the Company and Franklin Templeton Variable Insurance Products Trust dated March 1, 2000 was previously filed in April 2001 in Post-Effective Amendment No. 10 of Registration Statement No. 33-71056/811-8130, and is incorporated by reference herein.

               (11) Amendment dated December 15, 2001 to the INVESCO
                    Participation Agreement was previously filed on April 29, 2002 in Post-Effective Amendment No. 3 of Registration Statement No. 333-45914/811-10133, and is incorporated by reference herein. Participation Agreement between the Company and INVESCO Variable Investments Funds, Inc. dated March 21, 2000 was previously filed in April 2001 in Post-Effective Amendment No. 10 of Registration Statement No. 33-71056/811-8130, and is incorporated by reference herein.

               (12) Amendment dated February 25, 2000 to the Janus Participation
                    Agreement was previously filed on April 29, 2002 in Post-Effective Amendment No. 11 of Registration Statement No. 33-71056/811-8130, and is incorporated by reference herein. Participation Agreement between the Company and Janus Distributors, Inc. dated May 27, 1999, previously filed in April 2001 in Post-Effective Amendment No. 10 of Registration Statement No. 33-71056/811-8130, and is incorporated by reference herein.

     (I)  ADMINISTRATIVE CONTRACTS.

               (1) Service Agreement dated March 1, 2001 between Boston Financial Data Services, Inc. and Allmerica Financial Life Insurance and Annuity Company for lockbox and mailroom services was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (2)  Directors' Power of Attorney is filed herewith.

     (J)  OTHER MATERIAL CONTRACTS.

               Not Applicable.

     (K)  LEGAL OPINION.

               Opinion of Counsel is filed herewith.

     (L)  ACTUARIAL OPINION.

               Not Applicable. The Registration Statement does not include illustrations.

     (M)  CALCULATION.

               Not Applicable. The Registration Statement does not include illustrations.

     (N)  OTHER OPINIONS.

               Consent of Independent Registered Public Accounting Firm is filed herewith.

     (O)  OMITTED FINANCIAL STATEMENTS.

               Financial Statements included in Part B
               Financial Statements for First Allmerica Financial Life Insurance Company
               Financial Statements for the Inheiritage Account of First Allmerica Financial Life Insurance Company are filed herewith.

     (P)  INITIAL CAPITAL AGREEMENTS.

               Not  Applicable.

     (Q)  REDEEMABILITY EXEMPTION.

               Not Applicable. Any such disclosures are included in the prospectus and/or SAI.

ITEM 28. DIRECTORS AND OFFICERS OF THE DEPOSITOR

       The principal business address of all the following Directors and Officers is:
       440 Lincoln Street
       Worcester, Massachusetts 01653

NAME AND POSITION WITH COMPANY         PRINCIPAL OCCUPATION(s) DURING PAST FIVE YEARS
------------------------------         ----------------------------------------------
Warren E. Barnes                       Vice President of Allmerica Financial (since 1998); Vice  President of
    Vice President and                 First Allmerica (since 1996); Corporate Controller of Allmerica
    Corporate Controller               Financial and First Allmerica (since 1998);  and Director of Allmerica
                                       Financial and First Allmerica (2004)

Charles F. Cronin                      Vice President and Corporate Group Counsel of Allmerica Financial and
    Vice President, Corporate Group    First Allmerica (since 2003); Secretary (since 2000); Assistant Vice
    Counsel and Secretary              President (1999-2003); and Counsel of First Allmerica (1996-2003);
                                       and Attorney of Nutter, McClennen & Fish (1991-1996)

Frederick H. Eppinger, Jr.             President and Chief Executive Officer of AFC (since 2003);
    Chairman of the Board              Chairman of the Board of Allmerica Financial and First Allmerica
                                       (since 2003); Executive Vice President of  Property and Casualty Field
                                       and Service Operations for The Hartford (2001-2003); Senior Vice
                                       President of Strategic Marketing for ChannelPoint, Inc. (2000-2001);
                                       and Partner at McKinsey & Company (1985-2000)

Bonnie K. Haase                        Director, Vice President and Chief Human Resources Officer of
    Director, Vice President, and      Allmerica Financial and First Allmerica (since 2004); Served in a
    Chief Human Resources Officer      variety of  human resources leadership roles at General Electric
                                       Company (1991-2004)

J. Kendall Huber                       Director of Allmerica Financial and First Allmerica (since 2000); Senior
    Director, Senior Vice President,   Vice President of Allmerica Financial and First Allmerica (since 2003);
    General Counsel and Assistant      Assistant Secretary of Allmerica Financial (since 2002) and First
    Secretary                          Allmerica (since 2000); General Counsel (since 2000); Vice President
                                       (2000-2003) of First Allmerica

John P. Kavanaugh                      Director and Chief Investment Officer of Allmerica Financial and First
    Director, Vice President and       Allmerica (since 1996); Vice President (since 1991) of First Allmerica;
    Chief Investment Officer           and President (since 1995) of Opus Investment Management, Inc.

Mark C. McGivney                       Vice President of Allmerica Financial (since 2002); Vice President of
    Vice President and                 First Allmerica (since 1997); Treasurer of Allmerica Financial and First
    Treasurer                          Allmerica (since 2000); Director of Allmerica Financial and First
                                       Allmerica (2004)

Edward J. Parry, III                   Vice Chair (since 2004); Assistant Treasurer of Allmerica Financial
    Director, Chief Financial          and First Allmerica (since 2000); Director of Allmerica Financial and
    Officer, Vice Chair and            First Allmerica (since 1996); Chief Financial Officer (since 1996);
    Assistant Treasurer                Senior Vice President of Allmerica Financial and First Allmerica
                                       (2003-2004); Vice President (1993-2003) and Treasurer (1993-2000)

Michael A. Reardon                     Director, President and Chief Executive Officer (since 2004); Vice
    Director, President and            President of Allmerica Financial and First Allmerica (2001-2004);
    Chief Executive Officer            Vice President of First Allmerica (1997-2004); and Vice President
                                       of Allmerica Financial (1999-2004)

Gregory D. Tranter                     Director, Vice President  and  Chief Information  Officer of Allmerica
    Director, Vice President and       Financial and First Allmerica (since 2000); Vice President of Travelers
    Chief Information Officer          Property &  Casualty (1996-1998); Director of Geico Team (1983-1996)
                                       of Aetna Life & Casualty

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

     See attached Organizational Chart.

                                  -------------------------------------

                                     ALLMERICA FINANCIAL CORPORATION
             ---------------------                                     --------------------------
             |                                   Delaware                                       |
             |                                                           \                      |
             |                  / -------------------------------------    \                    |
             |                 /             |                 |             \                  |
    100%     |          100%  /       100%   |                 |   100%        \  100%          |   100%
    ------------------  ------------  ---------------  ----------------  -------------  ----------------
                                                          Allmerica
     Opus Investment     Financial       Allmerica      Financial Life    AFC Capital        First
     Management, Inc.    Profiles,     Funding Corp.    Insurance and       Trust I         Sterling
                            Inc.                           Annuity                          Limited
                                                           Company

      Massachusetts      California    Massachusetts    Massachusetts       Delaware        Bermuda
    ------------------  ------------  ---------------  ----------------  -------------  ----------------
       |                                                       |                                |
       |                                                       |                                |    100%
       |                                                       |                        -----------------
       |                                                       |                         First Sterling
       |                                                       |                          Reinsurance
       |                                                       |                            Company
       |                                                       |                            Limited
       |                                                       |
       |                                                       |                            Bermuda
       |                                                       |                        -----------------
       |                                                       |
       |         ----------------------------------------------------------------------------------------------------------
       |         |                |              |            |             |               |         |      |            |
       |         |     100%       |   100%       |  100%      | 100%        |   100%        |    100% |      | 100%       |   100%
       |  ----------------- -------------- ------------- ----------- --------------- ---------------- | ----------- --------------
       |                      Allmerica      Allmerica    Allmerica  First Allmerica    Allmerica     |  Allmerica    Allmerica
       |       VeraVest       Financial      Financial   Investments  Financial Life   Investments    |  Investment  Investments
       |  Investments, Inc.   Investment      Services    Insurance     Insurance       Insurance     |  Insurance    Insurance
       |                      Management     Insurance      Agency       Company          Agency      | Agency Inc. Agency Inc. of
       |                    Services, Inc.  Agency Inc.    Inc. of                   of Florida, Inc. | of Kentucky  Mississippi
       |                                                   Alabama                                    |
       |    Massachusetts   Massachusetts  Massachusetts   Alabama    Massachusetts      Florida      |   Kentucky   Mississippi
       |  ----------------- -------------- ------------- ----------- --------------- ---------------- | ----------- --------------
       |                                                                                              |
      --------------------------------------------                                                    |
                     |   100%       |  100%      |  100%                                              |100%
                ------------- -------------  -----------                                        -----------
                                Allmerica      Citizens                                          Allmerica
                 The Hanover    Financial     Insurance                                          Investment
                  Insurance     Insurance      Company                                           Insurance
                   Company    Brokers, Inc.  of Illinois                                        Agency Inc.
                                                                                                 of Georgia

                New Hampshire Massachusetts    Illinois            Federally Chartered            Georgia
                ------------- -------------  -----------           -------------------          -----------
                      |
                      |
         ------------------------------------------------------------------------------------------------------------------
         |         |        |       |        |       |       |               |              |              |              |
         |    100% |        |  100% |        |  100% |       |  100%         |  100%        |  100%        |  100%        |  100%
 ----------------- | -------------- | -------------- | -------------   -------------  -------------  -------------  -------------
                   |                |  The Hanover   | Hanover Texas                    Allmerica                    The Hanover
     Allmerica     | Allmerica Plus |    American    |   Insurance     Massachusetts    Financial        AMGRO,       New Jersey
 Financial Benefit |   Insurance    |   Insurance    |   Management    Bay Insurance     Alliance         Inc.        Insurance
     Insurance     |  Agency, Inc.  |    Company     | Company, Inc.      Company       Insurance                      Company
      Company      |                |                |                                   Company
                   |                |                |
      Michigan     | Massachusetts  | New Hampshire  |     Texas       New Hampshire  New Hampshire  Massachusetts  New Hampshire
 ----------------- | -------------- | -------------- | -------------   -------------  -------------  -------------  -------------
                   |                |                |                                               /           \
                   |   100%         | 100%           |     100%                           100%      /             \   100%
            ---------------     ----------       --------------                           -------------        -----------
                                 Citizens           Citizens
                Citizens        Insurance          Insurance                              Lloyds Credit           AMGRO
               Insurance        Company of       Company of the                            Corporation         Receivables
            Company of Ohio      America            Midwest                                                    Corporation

                  Ohio           Michigan           Indiana                               Massachusetts          Delaware
            ---------------     ----------       --------------                           -------------        -----------
                                    |
                                    | 100%                                                              ---------------
                                ----------                                                              Hanover Lloyd's
                                 Citizens                                                                  Insurance
                                Management                                                                  Company
                                   Inc.
                                                                                                             Texas
                                 Delaware                                                               ---------------
                                ----------
                                                                                                  Affiliated Lloyd's plan company,
                                                                                                  controlled by Underwriters for
                                                                                                  the benefit of The Hanover
                                                                                                  Insurance Company

                                                                                                         --------------

                                                                                                         AAM High Yield
                                                                                                          Fund, L.L.C.

                                                                                                         Massachusetts
                                                                                                         --------------

                                                                                                     Established for the benefit
                                                                                                     of First Allmerica, Allmerica
                                                                                                     Financial Life, Hanover and

                                                                                               ----------------  ----------------
                                                                                                  Allmerica         Allmerica
                                                                                               Securities Trust  Investment Trust

                                                                                                Massachusetts     Massachusetts
                                                                                               ----------------  ----------------

                                                                                                         ---------------
                                                                                                         Opus Investment
                                                                                                              Trust

                                                                                                          Massachusetts
                                                                                                         ---------------

January 1, 2005                                                                           Affiliated Investment Management Companies

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                 NAME                              ADDRESS                   TYPE OF BUSINESS
                 ----                              -------                   ----------------
AAM High Yield Fund, L.L.C.                  440 Lincoln Street        Limited liability company
                                             Worcester MA 01653

AFC Capital Trust I                          440 Lincoln Street        Statutory Business Trust
                                             Worcester MA 01653

Allmerica Asset Management, Limited          440 Lincoln Street        Investment advisory services
                                             Worcester MA 01653

Allmerica Benefits, Inc.                     440 Lincoln Street        Non-insurance medical services
                                             Worcester MA 01653

Allmerica Financial Alliance Insurance       440 Lincoln Street        Multi-line property and casualty
Company                                      Worcester MA 01653        insurance

Allmerica Financial Benefit Insurance        645 West Grand River      Multi-line property and casualty
Company                                      Howell MI 48843           insurance

Allmerica Financial Corporation              440 Lincoln Street        Holding Company
                                             Worcester MA 01653

Allmerica Financial Insurance                440 Lincoln Street        Insurance Broker
Brokers, Inc.                                Worcester MA 01653

Allmerica Financial Life Insurance           440 Lincoln Street        Life insurance, accident and health
and Annuity Company                          Worcester MA 01653        insurance, annuities, variable
                                                                       annuities and variable life insurance

Allmerica Financial Services Insurance       440 Lincoln Street        Insurance Agency
Agency, Inc.                                 Worcester MA 01653

Allmerica Funding Corp.                      440 Lincoln Street        Investment corporation
                                             Worcester MA 01653

Allmerica Financial Investment               440 Lincoln Street        Investment advisory services
Management Services, Inc.                    Worcester MA 01653

Allmerica Investment Trust                   440 Lincoln Street        Investment  Trust
                                             Worcester MA 01653

Allmerica Investments Insurance Agency       440 Lincoln Street        Insurance Agency
Inc. of Alabama                              Worcester MA 01653

Allmerica Investments Insurance Agency       440 Lincoln Street        Insurance Agency
of Florida, Inc.                             Worcester MA 01653

Allmerica Investment Insurance Agency        440 Lincoln Street        Insurance Agency
Inc. of Georgia                              Worcester MA 01653

Allmerica Investment Insurance Agency        440 Lincoln Street        Insurance Agency
Inc. of Kentucky                             Worcester MA 01653

Allmerica Investments Insurance Agency       440 Lincoln Street        Insurance Agency
Inc. of Mississippi                          Worcester MA 01653

Allmerica Plus Insurance Agency, Inc.        440 Lincoln Street        Insurance Agency
                                             Worcester MA 01653

Allmerica Securities Trust                   440 Lincoln Street        Investment Trust
                                             Worcester MA 01653

Allmerica Trust Company, N.A.                440 Lincoln Street        Limited purpose national trust
                                             Worcester MA 01653        company

AMGRO, Inc.                                  100 North Parkway         Premium financing
                                             Worcester MA 01605

AMGRO Receivables Corporation                100 North Parkway         Receivables Purchase Corporation
                                             Worcester MA 01605

Citizens Insurance Company of America        645 West Grand River      Multi-line property and casualty
                                             Howell MI 48843           insurance

Citizens Insurance Company of Illinois       333 Pierce Road           Multi-line property and casualty
                                             Itasca IL 60143           insurance

Citizens Insurance Company of the            3950 Priority Way         Multi-line property and casualty
Midwest                                      South Drive, Suite 200    insurance
                                             Indianapolis IN 46280

Citizens Insurance Company of Ohio           8101 N. High Street       Multi-line property and casualty
                                             P.O. Box 342250           insurance
                                             Columbus OH  43234

Citizens Management, Inc.                    440 Lincoln Street        Risk management services
(formerly known as Sterling Risk             Worcester MA 01653
Management Services, Inc.)

Financial Profiles, Inc.                     5421 Avenida Encinas      Software company
                                             Suite A
                                             Carlsbad CA  92008

First Allmerica Financial Life Insurance     440 Lincoln Street        Life, pension, annuity, accident
Company                                      Worcester MA 01653        and health insurance company

First Sterling Limited                       41 Cedar Avenue           Holding Company
                                             Hamilton HM 12,
                                             Bermuda

First Sterling Reinsurance Company           41 Cedar Avenue           Reinsurance Company
Limited                                      Hamilton HM 12,
                                             Bermuda

The Hanover American Insurance               440 Lincoln Street        Multi-line property and casualty
Company                                      Worcester MA 01653        insurance

The Hanover Insurance Company                440 Lincoln Street        Multi-line property and casualty
                                             Worcester MA 01653        insurance

Hanover Texas Insurance Management           NationsBank Tower         Attorney-in-fact for Hanover Lloyd's
Company, Inc.                                15301 Dallas Pkwy.        Insurance Company
                                             Dallas TX  75248

Hanover Lloyd's Insurance Company            7557 Rambler Road         Multi-line property and casualty
                                             Suite 500                 insurance
                                             Dallas TX 75231

Lloyds Credit Corporation                    100 North Parkway         Premium financing service
                                             Worcester MA 01605        franchises

Massachusetts Bay Insurance Company          440 Lincoln Street        Multi-line property and casualty
                                             Worcester MA 01653        insurance

Opus Investment Management, Inc.             440 Lincoln Street        Investment advisory services
(formerly known as Allmerica Asset           Worcester MA 01653
Management, Inc.)

Opus Investment Trust                        440 Lincoln Street        Investment Trust
(formerly known as VeraVest Trust)           Worcester MA 01653

VeraVest Investments, Inc.                   440 Lincoln Street        Securities, retail broker-dealer
(formerly known as Allmerica                 Worcester MA 01653
Investments, Inc.)

ITEM 30. INDEMNIFICATION

     RULE 484 UNDERTAKING - Article VIII of Registrant's Bylaws provides: Each Director and each Officer of the Corporation, whether or not in office, (and his executors or administrators), shall be indemnified or reimbursed by the Corporation against all expenses actually and necessarily incurred by him in the defense or reasonable settlement of any action, suit, or proceeding in which he is made a party by reason of his being or having been a Director or Officer of the Corporation, including any sums paid in settlement or to discharge judgment, except in relation to matters as to which he shall be finally adjudged in such action, suit, or proceeding to be liable for negligence or misconduct in the performance of his duties as such Director or Officer; and the foregoing right of indemnification or reimbursement shall not affect any other rights to which he may be entitled under the Articles of Incorporation, any statute, bylaw, agreement, vote of stockholders, or otherwise.

     Insofar as indemnification for liability arising under the 1933 Act may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 31. PRINCIPAL UNDERWRITERS

     (A) VeraVest Investments, Inc. also acts as a principal underwriter for the following:

               - VEL Account, VEL II Account, VEL Account III, Separate Account SPL-D, Separate Account IMO, Select Account III, Inheiritage Account, Separate Accounts VA-A, VA-B, VA-C, VA-G, VA-H, VA-K, VA-P, Allmerica Select Separate Account II, Group VEL Account, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, Fulcrum Variable Life Separate Account, Separate Account FUVUL, Separate Account IMO and Allmerica Select Separate Account of Allmerica Financial Life Insurance and Annuity Company

               - Inheiritage Account, VEL II Account, Separate Account I, Separate Account VA-K, Separate Account VA-P, Allmerica Select Separate Account II, Group VEL Account, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, and Allmerica Select Separate Account of First Allmerica Financial Life Insurance Company.

               -    Allmerica Investment Trust

     (B) The Principal Business Address of each of the following Directors and Officers of VeraVest Investments, Inc. is 440 Lincoln Street, Worcester, Massachusetts 01653.

           NAME                      POSITION OR OFFICE WITH UNDERWRITER
           ----                      ------------------------------------
           Abigail M. Armstrong      Vice President, Chief Legal Officer, Assistant Secretary,
                                     Anti-Money Laundering Chairperson and Counsel

           Charles F. Cronin         Vice President, Secretary/Clerk and Group Counsel

           Claudia J. Eckels         Vice President

           J. Kendall Huber          Director

           Kathleen M. Loftus        Vice President

           Mark C. McGivney          Director and Treasurer

           K. David Nunley           Vice President

           Joseph M. Petty           Vice President

           Michael A. Reardon        Director, President and Chief Executive Officer

           Paula J. Testa            Vice President and Chief Operating Officer

           Margot K. Wallin          Vice President and Anti-Money Laundering Officer

     (C) As indicated in Part B (Statement of Additional Information), in response to Item 17, there were no commissions retained by VeraVest Investments, Inc., the principal underwriter of the Contracts, for sales of variable contracts funded by the Registrant in 2004. No other commissions or other compensation was received by the principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

     Each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder, are maintained by the Company at 440 Lincoln Street, Worcester, Massachusetts.

ITEM 33. MANAGEMENT SERVICES

     The Company provides daily unit value calculations and related services for the Company's separate accounts.

ITEM 34. FEE REPRESENTATION (pursuant to Section 26(e) of the Investment Company Act of 1940)

     The Company hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Worcester, and Commonwealth of Massachusetts, on the 1st day of April, 2005.

                             INHEIRITAGE ACCOUNT OF
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                            By: /s/ Sheila B. St. Hilaire
                                --------------------------------------
                                Sheila B. St. Hilaire, Vice President

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES                         TITLE                                                    DATE
----------                         -----                                                    ----
Frederick H. Eppinger Jr.*         Chairman of the Board                                    April 1, 2005
--------------------------------

/s/ Warren E. Barnes               Vice President and Corporate Controller
--------------------------------
Warren E. Barnes

Bonnie K. Haase*                   Director and Vice President
--------------------------------

J. Kendall Huber*                  Director, Senior Vice President, General Counsel and
--------------------------------   Assistant Secretary

John P. Kavanaugh*                 Director, Vice President and Chief Investment Officer
--------------------------------

Mark C. McGivney*                  Vice President and Treasurer
--------------------------------

Edward J. Parry, III*              Director, Chief Financial Officer, Vice Chair and
--------------------------------   Assistant Secretary

Michael A. Reardon*                Director, President and Chief Executive Officer
--------------------------------

Gregory D. Tranter*                Director, Vice President and Chief Information Officer
--------------------------------

*Sheila B. St. Hilaire, by signing her name hereto, does hereby sign this document on behalf of each of the above-named Directors and Officers of the Registrant pursuant to the Power of Attorney dated February 1, 2005 duly executed by such persons.


/s/ Sheila B. St. Hilaire
--------------------------------
Sheila B. St. Hilaire, Attorney-in-Fact
(33-74184)

                             FORM N-6 EXHIBIT TABLE

Exhibit (I)(2)     Directors' Power of Attorney

Exhibit (K)        Opinion of Counsel

Exhibit (N)        Consent of Independent Registered Public Accounting Firm